                                                                    EXHIBIT 10.8





                             DATED 7 DECEMBER, 1999


                                 BP AMOCO P.L.C.

                                       and

                                   EXULT, INC.




                               FRAMEWORK AGREEMENT








                                   LINKLATERS

                                 One Silk Street
                                 London EC2Y 8HQ

                             Tel: (44-171) 456 2000
                                  Ref: JPC/CXC

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PARTIES


THIS AGREEMENT is made on 7th December, 1999


BETWEEN:


(1) BP AMOCO P.L.C., a company incorporated under the laws of England and Wales, whose principal office is at Britannic House, 1 Finsbury Circus, London EC2M 7BA ("BPA"); and


(2) EXULT, INC., a company incorporated under the laws of the State of Delaware whose principal office is at 4 Park Plaza, Suite 350, Irvine, California 92614 ("EXULT").


WHEREAS:


(A) BPA and its Affiliates throughout the world currently provide to themselves either directly or through third parties certain human resources management services. BPA has decided to outsource the provision of the Services to Exult. Exult has agreed to provide, or procure that certain of its Affiliates provide, the Services to BPA and its Affiliates.


(B) The parties have agreed, as appropriate, to enter into, or procure that certain of their Affiliates enter into Country Agreements in respect of the United States of America and the United Kingdom on the date of this Agreement. The parties intend that the Services will, in time, extend across the world and accordingly have agreed a procedure to allow for the extension of the provision of the Services to the other Countries by entering into Country Agreements.


(C) The purpose of this Agreement is to set out the obligations of the parties hereto and to provide the framework for establishing future Country Agreements for the provision and receipt of the Services to Participating Affiliates by Exult Participating Affiliates in the Countries.


(D) Exult intends to improve the quality and efficiency of human resources services provided to BPA in order to achieve cost savings in the provision of the Services through the transformation of the Services to Leveraged Operations as follows:


      (i) Automation of relevant transactional processes and employee access through the implementation of web-enabled human resources support;


      (ii) Consolidation and integration of human resources transactional processing support into Client Service Centres containing call centre technology, fully deployed knowledge base, case management, work flow data warehousing, best in class processes and optimised customer service;


      (iii) Implementation of best practice human resources processes and procedures; and


      (iv)  Rationalisation and integration of third party service providers.


      Exult and BPA will work together during the term of the Agreement to identify and implement new web-enabled human resources support services additional to those set out above as



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      incremental Projects.

NOW IT IS HEREBY AGREED as follows:


1     DEFINITIONS AND INTERPRETATION


      1.1 The definitions applying to this Agreement are set out in Schedule Z (Definitions).


      1.2 A reference to any statute, enactment, order, regulation or other similar instrument shall be construed as a reference to the statute, enactment, order, regulation or instrument as amended by any subsequent statute, enactment, order, regulation or instrument or as contained in any subsequent re-enactment thereof.


      1.3 Headings are included in this Agreement for ease of reference only and shall not affect the interpretation or construction of this Agreement.


      1.4 References to Clauses and Schedules are, unless otherwise provided, references to clauses and schedules in or to this Agreement.


      1.5 References to the words "include(s)" or "including" shall be construed without limitation to the generality of the preceding words.


      1.6 In this Agreement references to "procuring" the BPA Affiliates or Exult Affiliates to do a certain matter shall mean BPA, in the case of BPA Affiliates, and Exult in the case of Exult Affiliates, exercising all voting rights applicable to the relevant Affiliate which it is capable, directly or indirectly of exercising and ensuring that the Affiliate has all necessary funds and "voting rights" shall mean such rights exercisable at meetings of shareholders and the right to convene any such meetings.


2     STRUCTURE OF FRAMEWORK ARRANGEMENT AND COUNTRY TAKE ON


      2.1 This Agreement sets out the mechanism and procedures through which Exult and BPA Affiliates shall conduct Due Diligence Exercises and, through which Country Agreements for the provision of the Services shall be entered into. In each Country which is to receive the Services, the Services shall be provided to BPA and/or the relevant BPA Affiliates pursuant to a Country Agreement which will be entered into following the procedure set out in this Clause 2.


      2.2 Country Agreements in respect of the United States of America and the United Kingdom will be executed on the Commencement Date. The General Transition Plan [***]* and it is the intention of the parties that [***]* will be the Countries for which the first Due Diligence Exercises will be conducted after the Commencement Date. It is BPA's intention to confirm [***]* and to give notice to Exult in respect of these Countries, in accordance with Clause 2.3, within 21 days of the Commencement Date.


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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      2.3   When BPA wishes to receive Services in respect of a Country it shall give Exult not less than [***]* notice of a proposed Country Commencement Date whereupon:


            2.3.1 Exult shall prepare and submit to BPA a proposed timetable and resource plan for the Due Diligence Exercise in respect of that Country not later than [***]* to enable BPA and the relevant BPA Affiliate to identify the internal resources required and otherwise prepare for the Due Diligence Exercise and the parties shall discuss and agree such timetable and plan; and


            2.3.2 the parties shall commence the Due Diligence Exercise not later than [***]* and shall use reasonable endeavours to complete such Due Diligence Exercise within [***]* in accordance with Clause 4 and the other provisions of this Agreement, including the General Transition Plan.


      2.4 Notwithstanding Clause 2.3, Exult will not be required to undertake more than [***]* Due Diligence Exercises at any one time unless otherwise agreed by the parties.


      2.5 Subject to Clause 2.8 and 2.10, following the completion of the applicable Due Diligence Exercise, if it can be demonstrated that Exult will be able to provide the Services at service levels [***]* and provide the Guaranteed Minimum Savings and the Exult Return in respect of that Country:


            2.5.1 Exult shall or shall procure that one of the Exult Affiliates shall, and BPA shall [***]* to enter into a Country Agreement in relation to that Country, [***]* and


            2.5.2 if notwithstanding Clause 2.5.1, such BPA Affiliate does not enter into a Country Agreement in relation to that Country, BPA shall not, and shall procure that its Affiliates shall not, for a period of [***]* enter into an agreement with any third party for the provision of all or any of the Services in that Country without the consent of Exult, except that the relevant BPA Affiliates shall have the right to extend the term of third party contracts relating to the provision of services similar to the Services which were in existence at the date of completion of the relevant Due Diligence Exercise and to recontract services under those third party contracts to other third parties.


      2.6 Where it can be demonstrated that Exult will be able to provide the Services at service levels [***]* and provide the Guaranteed Minimum Savings in accordance with Clause 2.5, but the Exult Return cannot be demonstrated, Exult may, in its absolute discretion, notify BPA that it elects to proceed based on a reduced Exult Return and in such circumstances the provisions of Clauses 2.5.1 and 2.5.2 shall apply.


      2.7 Following the completion of the Due Diligence Exercise for each Country, if it cannot be demonstrated that Exult will be able to provide the Services at service levels [***]* and provide the Guaranteed Minimum Savings and the Exult Return in respect of that Country, then the parties shall negotiate in good faith to seek to identify mutually


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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            acceptable terms on which to enter into a Country Agreement for the relevant Country, provided that:


            2.7.1 if BPA is willing to accept a reduction in the Guaranteed Minimum Savings in respect of the relevant Country, such that Exult will earn the Exult Return, then Exult shall or shall procure that one of the Exult Affiliates shall and BPA shall use reasonable endeavours to persuade the relevant BPA Affiliate to enter into a Country Agreement in relation to the relevant Country;


            2.7.2 if it can be demonstrated in respect of a Group of Countries either that Exult can achieve [***]* in respect of such a Group of Countries, including the relevant Country, or that the Exult Return can be achieved in respect of each of (i) the relevant Country and (ii) the other Countries in the Group of Countries, then, subject to Clause 2.7.3, Exult shall, or shall procure that one of the Exult Affiliates shall enter into a Country Agreement in relation to the relevant Country and each of the other Countries in the Group of Countries for which there is no Country Agreement in place, and BPA shall [***]* to enter into a Country Agreement in relation to the relevant Country and each of the other Countries in the Group of Countries for which there is no Country Agreement in place;


            2.7.3 the parties agree that the obligations to enter into, and to procure or persuade Affiliates to enter into, Country Agreements for each Country under Clause 2.7.2 are conditional upon Country Agreements being entered into for each of the other Countries in the relevant Group of Countries for which there is no Country Agreement in place;


            2.7.4 in the absence of the parties entering a Country Agreement within [***]*, BPA and its Affiliates shall be free to engage a third party in respect of the provision of the Services in that Country or to provide such Services from within BPA or from a BPA Affiliate, provided that [***]*; and


            2.7.5 in the event that Exult disputes whether a proposal made by a third party complies with the requirements of Clause 2.7.4, BPA may give notice to Exult to refer the matter to be determined by an Expert appointed pursuant to Clause
                    24.2. The costs of such Expert shall be borne by BPA.


      2.8   If at any time the [***]*


            2.8.1 Exult shall prepare and submit to the Global Governance Panel within [***]* a report identifying the likely causes for the lack of success and proposals for remedy;


            2.8.2 the Global Governance Panel shall consider the Exult report together with any


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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                    comments thereon from BPA and seek to [***]*; including, if appropriate, a different basis for [***]*;


            2.8.3 in the event that the Global Governance Panel shall consider the Exult report together with any comments thereon from BPA and seek to [***]*, including, if appropriate, a different basis for [***]*; and


            2.8.4 in the event that the Global Governance Panel fails to reach such agreement within [***]*, BPA shall [***]*


      2.9 Subject to Clause 2.8, in the event that BPA provides Exult with notice under Clause 2.3 in respect of any Country after [***]*, then at the end of the Due Diligence Exercise for that Country the parties shall negotiate in good faith and cooperate to seek to agree mutually acceptable terms on which to enter a Country Agreement for that Country, provided that:


            2.9.1 Exult shall be under no obligation to provide the Guaranteed Minimum Savings in respect of that Country;


            2.9.2 if BPA is willing to accept a reduction in the Guaranteed Minimum Savings in respect of that Country, such that Exult will earn the Exult Return, then Exult shall or shall procure that one of the Exult Affiliates shall and BPA shall [***]* to enter into a Country Agreement in relation to that Country;


            2.9.3 in the absence of the parties entering into a Country Agreement within [***]* BPA and its Affiliates shall be free to engage a third party in respect of the provision of the Services in that Country or to provide such Services from within BPA or from a BPA Affiliate, provided that [***]* and


            2.9.4 in the event that Exult disputes whether a proposal made by a third party complies with the requirements of Clause 2.9.3, BPA may give notice to Exult to refer the matter to be determined by an Expert appointed pursuant to Clause
                    24.2. The costs of such Expert shall be borne by BPA.


      2.10 For the purposes of Clauses 2.5, 2.6, 2.7, 2.8 and 2.9, the Exult Return and ROC shall include the Additional Amount set out in Clause 11.2.5(iii) of the Pro Forma Country Agreement:


      2.11 Each Country Agreement shall be in the form of the Pro Forma Country Agreement except as varied by or as necessary to accommodate the relevant applicable laws of each Country, or as necessary to be consistent with the Due Diligence Report.


3     TERM


      3.1 This Agreement shall take effect on the Commencement Date and, subject to the


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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            provisions of Clauses 11 (Termination) and 12 (Consequences of
            Termination), shall expire on the Expiry Date.


      3.2 Each Country Agreement shall take effect on the Country Commencement Date for that agreement and, subject to the earlier termination of this Agreement or that Country Agreement in accordance with its terms, expire on the Expiry Date.


4     DUE DILIGENCE


      4.1 Following receipt by Exult of a notice from BPA in accordance with Clause 2.3 the parties shall carry out the Due Diligence Exercise in respect of the relevant Country or Group of Countries in accordance with the due diligence process set out in Part 1 of Schedule G (Transition Plan). The parties agree to procure the co-operation of their respective Affiliates in respect of the Due Diligence Exercise.


      4.2 Exult shall prepare and deliver to the relevant Regional Governance Panel a draft Due Diligence Report on completion of the Due Diligence Exercise for agreement by the Regional Governance Panel.


      4.3 The purpose of the Due Diligence Exercise is to inter alia identify and record in the Due Diligence Report the Client HR Costs in a Country and to validate the description of the Services and the Service Levels as set out in the Pro Forma Country Agreement. On completion of the Due Diligence Exercise for a Country, the services, BPA Responsibilities, Service Levels and KPIs set out in the Pro Forma Country Agreement will be amended to reflect the actual practice and requirements of the BPA Affiliates in that Country and included in the schedules to the relevant Country Agreement. The parties acknowledge that a Validation Exercise will be carried out following the Country Commencement Date in respect of each Country Agreement in accordance with the terms of the relevant Country Agreement.


      4.4 Although each existing Country Agreement shall be reviewed in light of the findings of subsequent Due Diligence Reports carried out in relation to other Country Agreements, revisions will only be made to existing Country Agreements, if and to the extent that the Regional Governance Panel agrees that such revisions are appropriate.


      4.5 Where at any time during a Due Diligence Exercise the Regional Governance Panel fails to agree on any element of the Due Diligence Report such Dispute shall be referred to the informal Dispute Resolution Procedure in accordance with Clause 25.1. If the parties cannot resolve any issues relating to Charges, Client HR Costs or Taxes, either party may give notice to the other to refer the matter to be determined by an Expert appointed pursuant to Clause 25.2. The costs of such Expert shall be borne equally by the parties.


      4.6 In respect of countries other than the United States of America and the United Kingdom BPA will pay Exult for conducting the Due Diligence Exercise under this Agreement as follows:



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             [***]*

            Before commencing a Due Diligence Exercise under this Agreement, Exult shall provide BPA with an estimate of its costs for carrying out the Due Diligence Exercise (having regard to the agreed scope of work and timetable therefore). Exult will periodically notify BPA of the level of its charges and expenses incurred in relation to a Due Diligence Exercise and consult with BPA if it appears likely to Exult that its estimate of costs will be exceeded. Exult will invoice BPA on a monthly basis in respect of all fees, costs and expenses specified in Clauses 4.6.2 to 4.6.4 which relate to the Due Diligence Exercise [***]*


      4.7 Notwithstanding the above, due diligence exercises in respect of the United States of America and the United Kingdom have been carried out pursuant to the LOI.


5     SERVICES


      5.1   STANDARDISATION OF SERVICES AND SERVICE LEVELS


            The Services and any Projects will be provided to BPA and the Participating Affiliates by Exult and/or the Exult Participating Affiliates under each Country Agreement. It is the intention of BPA and Exult to standardise the Services and the Service Levels that are to be provided by Exult and/or the Exult Participating Affiliates under the Country Agreements based on the Services description and the Service Level principles set out in this Agreement at Schedules A and B and the indicative services and service levels included as schedules in the Pro Forma Country Agreement are the result of a due diligence exercise carried out by BPA and Exult for the United Kingdom and the United States of America.


      5.2   THIRD PARTY CONTRACTS


            The provisions relating to the transfer and/or administration of Third Party Contracts shall be as set out in the relevant Country Agreement.


      5.3   SIGNIFICANT CHANGE


            5.3.1 For the purposes of this Clause 5.3, "Significant Change" means [***]*


            5.3.2 In the event of a Significant Change the parties agree that they shall and shall procure that their Affiliates shall apply the provisions of this Clause 5.3.


            5.3.3 If there is a Significant Change which results in a requirement for additional human resource management services (the "Significant Change Services"), BPA shall not be obliged to incorporate such Significant Change Services into any Country as a result of any Due Diligence Exercise. However, the provisions of Clause 7 (Exclusivity) will apply to such Significant Change Services.


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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            5.3.4   If BPA wishes to incorporate Significant Change Services
                    into one or more Countries, it will give Exult reasonable notice following which the parties shall undertake a due diligence review (the "SCS Due Diligence Review") to assess the impact of the Significant Change on the scope and level of the Services under all relevant Country Agreements in force and also on the scope and level of existing human resource management services in any Country not subject to a Country Agreement. Such SCS Due Diligence Review will be conducted based on the assumption that Significant Change Services will be provided using the same Service Delivery Model in operation or planned for in the relevant Country. BPA shall pay Exult's reasonable costs of undertaking the SCS Due Diligence Review, including, but not limited, to Exult's personnel costs on a time and material basis in accordance with a pre-agreed budget.


            5.3.5 Following the SCS Due Diligence Review, if in respect of any Country subject to a Country Agreement, it can be demonstrated that Exult will be able to provide the Significant Change Services at service levels materially similar to the service levels existing at that time under the Country Agreement for such Country whilst maintaining a financial position for the relevant BPA and Exult Affiliates which is in all material respects the same as or better than the financial position under the relevant Country Agreement both in terms of the BPA Affiliates savings ("Existing Guaranteed Minimum Savings") and the Exult Affiliates' return on cost ("Existing Exult Return") (the Existing Guaranteed Minimum Savings and the Existing Exult Return, collectively the "Existing Financial Position"):


                    (i)   [***]*


                    (ii)  [***]*


            5.3.6 Following the SCS Due Diligence Review, if BPA, in respect of a Country not then subject to a Country Agreement, wishes to receive Services in that Country, it may either give notice to Exult under Clause 2.3 (Structure of Framework Arrangement and Country Take On) and include the Significant Change Services in such notice (in which case the provisions of Clauses 2.4 to 2.9 inclusive also shall apply) or exclude such Services (in which case they will be dealt with under Clause 5.3.3).


            5.3.7 Following the SCS Due Diligence Review, if in respect of a Country which is subject to a Country Agreement, it cannot be demonstrated that Exult will be able to provide the Significant Change Services at service levels materially similar to the service levels existing at that time under the Country Agreement, and maintain the Existing Financial Position then the parties shall negotiate in good faith to seek to identify mutually acceptable terms on which to incorporate the Significant Change Services into the Services under the Country Agreement pursuant to the Change Control Management process, provided that:


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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                    (i)   [***]*


                    (ii)  [***]*


                    (iii) [***]*; and


                    (iv) in the event that Exult disputes whether a proposal made by a third party complies with the requirements of (iii) above, BPA may give notice to Exult to refer the matter to be determined by an Expert appointed pursuant to Clause 25.2 (Dispute Resolution). The costs of such Expert shall be borne by BPA.


            5.3.8 Where a Significant Change involves a potential decrease in the requirement for human resource management services by BPA and its Affiliates under any Country Agreements, the parties shall and shall procure that their relevant Affiliates shall negotiate in good faith to seek to agree any resulting changes to the Services, Services Levels and Charges provisions of the relevant Country Agreements. In the event that the parties cannot agree on such changes then:


                    (i)   [***]*


                    (ii)  [***]*


            5.3.9 For the avoidance of doubt, BPA and its Affiliates shall only be entitled pursuant to Clause 5.3.8 to decrease Charges otherwise payable to Exult or its Affiliates under a Country Agreement where the Significant Change results in the relevant businesses to which the Services relate ceasing to be within the control of BPA and/or its Affiliates.


      5.4   BPA CONTROLS


            5.4.1 For the avoidance of doubt, BPA and/or its Affiliates shall be responsible for establishing and maintaining BPA Controls, including, but not limited to, management overview and determination of BPA Controls relating to human resource management policies and practices for BPA and BPA Affiliates. Exult shall have no responsibility for the establishment and maintenance of BPA Controls, but shall and shall procure that the Exult Participating Affiliates shall comply with BPA Controls in accordance with the terms of this Agreement .


            5.4.2 As at the Commencement Date, the BPA Controls listed in Part 1 of Schedule O (BPA Policies and Controls) have been provided to Exult in writing and the parties have agreed that Exult shall fulfil its obligations under this Agreement in accordance with such agreed BPA Controls.


            5.4.3 During the [***]* following the Commencement Date, the parties shall work


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Exchange Commission.



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                    together in good faith and in conjunction with their
                    respective Affiliates, as appropriate, to review and evaluate the BPA Controls listed in Part 2 of Schedule O (BPA Policies and Controls). Such review will involve an assessment of the applicability of such BPA Controls to the performance of Exult's obligations under this Agreement and the impact, if any, in terms of cost, timing or otherwise of Exult's compliance with such BPA Controls.


            5.4.4 It is the intention of the parties that through the review process referenced in Clause 5.4.3 the BPA Controls listed in Part 2 of Schedule O (BPA Policies and Controls) will be agreed between the parties and, subject to any appropriate and agreed qualifications or amendments, will be included within Part 1 of Schedule O (BPA Policies and Controls) and Exult shall comply with such additional agreed BPA Controls when performing its obligations under this Agreement.


            5.4.5 In the event that the parties are unable to reach agreement as to the inclusion of any BPA Controls pursuant to Clauses 5.4.3, then at the end of the [***]* those BPA Controls shall be deemed to have been included in Part 1 of Schedule O and the Change Control Management process shall be applied to implement the change.


            5.4.6 In addition to the provisions in Clauses 5.4.4 and 5.4.5 for inclusion of BPA Controls into this Agreement, the parties shall procure the Global Governance Panel to review the BPA Controls periodically during the term of this Agreement and to use reasonable endeavours to agree and include:


                    (i)   any improvements and updates to BPA Controls; and


                    (ii) any additional BPA Controls established or determined by BPA in relation to human resource management or to its business generally.


            5.4.7 In the event that the parties are unable to reach agreement as to the inclusion of any BPA Controls pursuant to Clause
                    5.4.6 [***]* those BPA Controls shall be deemed to have been included in Part 1 and the Change Control Management process shall be applied to implement the change.


            5.4.8 Within [***]* following the applicable Country Commencement Date and as set out in the Country Transition Plan, Exult shall or shall procure that the relevant Exult Participating Affiliate shall develop a Quality Control Document. The Quality Control Document shall thereafter be reviewed periodically by the Regional Governance Panel with a view to agreeing and incorporating any improvements and updates thereto, in accordance with the terms of the relevant Country Agreement.


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.



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            5.4.9   Any alleged or suspected violation of the BPA Controls by
                    any Exult Personnel in the performance of this Agreement shall be promptly reported by the party with knowledge of the alleged or suspected violation to the other party. Exult shall permit BPA to conduct an investigation into the matter and shall co-operate with any such investigation and shall take whatever Exult deems to be the appropriate corrective action with respect to any such violation by the Exult Personnel.


            5.4.10 To the maximum extent possible, it is the intention of the parties to standardise the controls applicable to this Agreement and each Country Agreement. However, it is acknowledged that the controls applicable in different Countries may vary to accommodate local differences for example in the law, technology and custom and practice. The specific controls applicable to each Country Agreement will be reviewed and included in accordance with the process set out in the Clause of the relevant Country Agreement equivalent to Clause 3.2 of the Pro Forma Country Agreement.


      5.5 Except as otherwise provided in this Agreement, Exult shall be responsible for ensuring it has all personnel and assets required to fulfil its obligations under this Agreement.


6     OBLIGATIONS TO PROCURE AFFILIATES' PERFORMANCE


      6.1 Exult shall procure that each Exult Participating Affiliate shall comply with its obligations under the relevant Country Agreement(s).


      6.2 BPA shall procure that each Participating Affiliate shall comply with its obligations under the relevant Country Agreement(s).


7     EXCLUSIVITY


      7.1 It is the intention of the parties, subject to the terms of this Clause 7, that when during [***]*, BPA or a BPA Affiliate wishes to appoint a third party to provide human resource management services in a Country, Exult or an Exult Affiliate shall have an exclusive first right to offer to provide such Services.


      7.2 Without creating any obligation upon BPA under Clause 2 (Structure of Framework Arrangement and Country Take On) to give notice of a proposed Country Commencement Date in respect of a Country or to enter into any Country Agreement, BPA undertakes, as soon as practicable after the Commencement Date to:


            7.2.1 communicate to all BPA Affiliates and BPA business unit managers its intention that Exult will be the exclusive provider of the Services to BPA and BPA Affiliates on a global basis;


            7.2.2 request BPA Affiliates and BPA business unit managers to monitor and bring to the attention of the Global Governance Panel any activities of any BPA Affiliate which is inconsistent with such intention; and


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                                      -11-

            7.2.3 request BPA Affiliates and BPA business unit managers to avoid where possible entering into new contracts or extending existing contracts for all or any of the human resource management services in any Country with any third party within [***]*


      7.3 Notwithstanding Clause 7.2.3, and subject to Clause 7.5, where [***]* a BPA Affiliate has a requirement for human resource management services in a Country which would otherwise necessitate the BPA Affiliate extending existing contracts or entering into new contracts BPA undertakes to:


            (i) procure that prior to any BPA Affiliate extending such existing contracts or entering into any new contracts with third parties Exult or an Exult Affiliate is given an exclusive first right to offer to provide human resources management services in a Country where such contracts involve any additional element of integration of the core human resources processes in that Country, including, but not limited to, payroll and human resources information systems, or where such services involve the introduction of any new technology enabled services relating to human resources management; and


            (ii) use its reasonable endeavours to ensure, that any contracts relating to human resource management which are not awarded to Exult or an Exult Affiliate pursuant to Clause 7.3.1(i) contain a right for the contracting BPA Affiliate to assign its interest in the contract without cost and without the need for obtaining the consent of the third party.


      7.4 Subject to Clause 7.5, the parties acknowledge that Exult and the Exult Affiliates will have an exclusive right to offer to provide Services and Underlying Technology to BPA and its Affiliates in accordance with Clause 2 and will be the exclusive suppliers of the Services and Underlying Technology to the Participating Affiliates in those Countries in respect of which there is a Country Agreement in force.


      7.5 BPA and the BPA Affiliates have the right to obtain human resources services (including the Services) directly from within BPA, from a BPA Affiliate or from a third party in respect of:


            7.5.1   [***]*


            7.5.2 services received by BPA or the Participating Affiliate under Third Party Contracts which are not Transferred to Exult or an Exult Participating Affiliate pursuant to the provisions of the relevant Country Agreement corresponding to Clause 7 (Third Party HR Contracts) of the Pro Forma Country Agreement;


            7.5.3 services received by BPA or any Participating Affiliate under Sensitive Third Party Contracts pursuant to the provisions of the relevant Country Agreement corresponding to Clause 7 (Third Party HR Contracts) of the Pro Forma Country


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Exchange Commission.

                    Agreement;


            7.5.4   [***]*


            7.5.5   [***]* and


            7.5.6 any Affected Process in relation to which a BPA Affiliate has terminated a Country Agreement pursuant to provisions corresponding to Clause 15 of the Pro Forma Country Agreement (Suspension of a Process).


8     TRANSFER ARRANGEMENTS


      8.1   TRANSFER OF BPA EMPLOYEES


            The transfer of employees from BPA or a BPA Affiliate to Exult or the relevant Exult Affiliate in a Country, if any, shall be governed by the provisions set out in the relevant Country Agreement.


      8.2   BPA ASSETS


            BPA shall, in accordance with the provisions of the Country Agreements, use its reasonable endeavours to transfer, license, lease or otherwise make available, or to procure that the Participating Affiliates transfer, license, lease or otherwise make available to the extent they each have the power to do so should any of the Exult Participating Affiliates so reasonably request, BPA Assets to that Exult Participating Affiliate for use in the provision of the Services.


      8.3   THIRD PARTY CONSENTS


            The obtaining of third party consents required to provide to the Exult Participating Affiliate the benefit of the arrangements under which BPA or BPA Affiliates hold or use any of the BPA Assets, shall be governed by the provisions set out in the relevant Country Agreement.


9     PAYMENTS


      9.1   [***]*


      9.2   [***]*


      9.3   [***]*


      9.4 The principles relating to the charging methodology to be applied when establishing the


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Exchange Commission.

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            Charges applicable to each Country Agreement are set out in Schedule
            C.


      9.5 The Charges applicable in respect of each Country Agreement will be set out in that Country Agreement, including Schedule C (Charges and Invoicing) to the Country Agreement.


10    ASSIGNMENT AND SUBCONTRACTING


      10.1 Exult shall not be entitled to and shall not assign, novate or otherwise transfer this Agreement, in whole or in part, without BPA's prior written consent.


      10.2 BPA shall not be entitled to assign, novate or transfer this Agreement or any part of it without Exult's prior written consent save that BPA may assign, novate or otherwise transfer this Agreement in whole or in part to a BPA Affiliate, provided that if at any time following such transfer, assignment or novation the relevant entity ceases to be a BPA Affiliate, BPA shall procure that such entity shall re-transfer, re-assign or re-novate this Agreement, or the relevant part of it, to BPA or another BPA Affiliate at that time and provided that BPA will, prior to the effective date of any such assignment, transfer or novation, provide Exult with a BPA guarantee in respect of BPA's procurement obligations under this Agreement in a form to be agreed between the parties.


      10.3 Either party shall be free to sub-contract the performance of any of its obligations in relation to Due Diligence Exercises under this Agreement without the other's consent save that either party may object to any such sub-contractor on valid grounds and in the event of failure to agree the matter shall be referred to the informal Dispute Resolution Procedure in accordance with Clause 25.1 (Dispute Resolution). If the parties cannot resolve this issue, the matter shall be referred to an Arbitrator appointed pursuant to Clause 25.3 (Dispute Resolution). Any such sub-contract shall not relieve either party of its obligations under this Agreement and either party shall be liable for any acts or omissions of any of its sub-contractors as if it were its own acts or omissions.


11    TERMINATION


      11.1  TERMINATION ON WINDING UP OR DEFAULT


            Either BPA or Exult may at any time by notice in writing terminate this Agreement as from, subject to Clause 11.6, the date of giving such notice to terminate if:


            11.1.1 in the case of BPA, Exult or in the case of Exult, BPA passes a resolution or the court makes an order that it be wound up otherwise than for the purposes of a reconstruction or amalgamation, or a receiver, manager or administrator on behalf of a creditor is appointed in respect of the other party's business, or circumstances arise which would entitle a creditor to request that a court appoint a receiver, manager or administrator or which would entitle the court otherwise than for the purpose of a bona fide reconstruction or amalgamation to make a winding-up order, or the other party is unable to pay its debts within the meaning of
                    Section 123 of the UK Insolvency Act 1986 or its relevant foreign jurisdiction equivalent;

            11.1.2 in the case of BPA, Exult or in the case of Exult, BPA is in Default and the party in Default fails to remedy or compensate for the Default [***]*; or


            11.1.3  in the case of BPA in the event that Exult ceases to:


                    (i) maintain the Letter of Credit in accordance with Clause 23 (Letter of Credit); or


                    (ii) maintain the relevant insurance cover in accordance with Clause 22 (Insurance);


                    and has failed to re-obtain and maintain in place such Letter of Credit or insurance cover [***]*


      11.2  TERMINATION FOR CONVENIENCE


            BPA may, subject to Clause 12.5 (Termination Payment), terminate this Agreement by giving Exult written notice of its intention to terminate [***]* where no Winding Up Plan is implemented or on such later date as is determined in accordance with Clause 11.6.


      11.3  TERMINATION FOR CHANGE OF CONTROL


            BPA may at any time by notice in writing terminate this Agreement as from, subject to Clause 11.6, the date of giving such notice if there is a Change of Control of Exult, provided that such notice is given [***]*


      11.4  TERMINATION OF COUNTRY AGREEMENT IN KEY COUNTRY


            11.4.1 In the event that the relevant BPA Affiliate terminates a Country Agreement in respect of a Key Country pursuant to provisions corresponding to Clause 14.1 of the Pro Forma County Agreement (Termination on Winding Up or Default), BPA may [***]* by notice in writing terminate this Agreement and all other Country Agreements in place at that time as from, subject to Clause 11.6, the date of giving such notice, provided that the termination of the Country Agreements other than the one relating to the relevant Key Country shall be deemed to have been terminated in accordance with the provisions corresponding to Clause 14.6 of the Pro Forma County Agreement (Termination for Change of Control).


            11.4.2 In the event that (i) the relevant Exult Affiliate terminates a Country Agreement in respect of a Key Country pursuant to provisions corresponding to Clause 14.1 of the Pro Forma Country Agreement (Termination on Winding Up or Default); or (ii) the relevant BPA Affiliate terminates a Country Agreement in


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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

                    respect of a Key Country pursuant to provisions corresponding to Clause 14.2 (Termination for Convenience) of the Pro Forma Country Agreement Exult may [***]* by notice in writing terminate this Agreement and all other Country Agreements in place at that time as from, subject to Clause 11.6, the date of giving such notice, provided that the termination of the Country Agreements other than the one relating to the relevant Key Country shall be deemed to have been terminated in accordance with the provisions corresponding to Clause 14.6 of the Pro Forma Country Agreement (Termination for Change of Control).


      11.5  COUNTRY AGREEMENTS


            Each Country Agreement shall terminate automatically upon the termination or expiry of this Agreement unless terminated earlier in accordance with its terms.


      11.6  EXTENSION FOR WINDING UP


            Any date for the termination of the Agreement provided in this Clause 11 shall be subject to any extension agreed or determined by the parties pursuant to the General Winding Up Plan or the Winding Up Plan of each Country.


12    CONSEQUENCES OF TERMINATION


      12.1  WINDING UP PLAN


            On the earlier of the [***]* of the Commencement Date and the date of notice of termination of this Agreement, at the request of BPA:


            12.1.1 the parties will promptly meet and develop and agree the General Winding Up Plan to provide an orderly transitioning of the Services provided under the Country Agreements to the Successor Operator; and


            12.1.2 Exult shall co-operate fully with BPA and the Participating Affiliates to implement the General Winding Up Plan to minimise the cost and disruption of termination to BPA and the Participating Affiliates and to facilitate the orderly transitioning of the Services from Exult to the Successor Operator in accordance with the provisions of the Country Agreements.


      12.2  The General Winding Up Plan is to cover the period up to [***]*


      12.3 If the parties fail to agree the General Winding Up Plan [***]*, the matter shall be referred to the informal Dispute Resolution Procedure pursuant to Clause 25.1. If the parties are unable to resolve the issue, the matter shall be referred to an Expert pursuant to Clause 25.2. The costs of such Expert shall be borne equally by the parties.


      12.4 For the avoidance of doubt, the parties shall continue to perform their obligations in


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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

            accordance with this Agreement during the period of the General Winding Up Plan, except as expressly provided in the General Winding Up Plan.


      12.5  TERMINATION PAYMENTS


             Any payment arising as a result of the termination of this Agreement shall be determined and paid in accordance with the provisions of the relevant Country Agreement.


13    INTELLECTUAL PROPERTY RIGHTS


      13.1  BPA INTELLECTUAL PROPERTY


            All Intellectual Property rights subsisting in or relation to BPA Assets, BPA Information and BPA Systems, the Due Diligence Report (collectively, the "BPA Intellectual Property") shall (as between the parties) belong to and be vested in BPA or the relevant BPA Affiliates or their respective licensors as appropriate.


      13.2  EXULT INTELLECTUAL PROPERTY


            All Intellectual Property rights subsisting in or relation to Exult Systems and the Framework Work Product (collectively, the "Exult Intellectual Property") shall (as between the parties) belong to and be vested in Exult, Exult Affiliates or their respective licensors as appropriate.


      13.3  LICENCE OF BPA INTELLECTUAL PROPERTY


            BPA hereby grants to Exult (or in the case of BPA Intellectual Property licensed to BPA, to the extent that such grant is not within its power, shall use reasonable endeavours to procure the grant to Exult of) a worldwide, non-exclusive, unlimited user, royalty free licence to use the BPA Intellectual Property with a right to sub-licence to Subcontractors, in each case, solely for the purposes of carrying out its obligation to BPA and the BPA Affiliates under this Agreement.


      13.4  LICENCE OF EXULT INTELLECTUAL PROPERTY


            Exult hereby grants to BPA and the BPA Affiliates (or in the case of Exult Intellectual Property licensed to Exult to the extent that such grant is not within its power, shall use reasonable endeavours to procure the grant to the Client of) a worldwide, non-exclusive, unlimited user licence, together with a right to sub-license to third parties, to use the Exult Intellectual Property or any physical material created as a result of the use of the same in connection with the supply of the Services to the extent necessary to enable BPA and the BPA Affiliate to receive the benefit of the Services.


      13.5  LICENCES OF BPA INTELLECTUAL PROPERTY ON TERMINATION


            On expiration or termination of this Agreement for any reason, the licences granted pursuant to Clause 13.3 shall automatically terminate.

      13.6  LICENCE OF EXULT INTELLECTUAL PROPERTY ON TERMINATION


            On expiration or termination of this Agreement for any reason, all licences and all other rights to any Exult Intellectual Property granted by Exult pursuant to this Agreement shall automatically terminate, except to the extent necessary to allow the transfer of Services under any Country Agreement in which case the licence shall be granted in the form set out in the provision of the relevant Country Agreement equivalent to Clause 19.8 of the Pro Forma Country Agreement.


      13.7 As soon as reasonably practicable following the expiration or termination of this Agreement, Exult shall return to BPA all BPA Intellectual Property and BPA Information subject to Exult having the right to retain a copy of such BPA Intellectual Property and BPA Information for compliance with applicable laws, professional standards or quality assurance purposes.


14    CONFIDENTIALITY


      14.1 All Confidential Information communicated in connection with the negotiation, preparation and performance of this Agreement was and shall be received in confidence, used only for the purposes, and within the duration, of this Agreement, and shall be protected in the same manner as the party receiving such Confidential Information protects its own Confidential Information, but in any event in not less than a reasonable manner, except for Confidential Information which:


            14.1.1 is or becomes generally available to the public other than as a result of a breach of this Clause 14;


            14.1.2 is acquired from a third party who owes no obligation of confidence to the disclosing party in respect of the Confidential Information;


            14.1.3 is independently developed by the receiving party without the use of the disclosing party's Confidential Information;


            14.1.4  the receiving party is required by law to disclose;


            14.1.5 is already known by the receiving party at the time of its receipt (as evidenced by its written records); or


            14.1.6  is agreed by BPA and Exult from time to time to be excluded.


                     Provided always that:


            14.1.7 the onus shall be on the party disclosing the information pursuant to Clauses 14.1.1 to 14.1.6 to prove through the use of documentary evidence that the information fell within one of Clauses 14.1.1 to 14.1.6 otherwise than through unauthorised disclosure by that party; and


            14.1.8 if either party (the "DISCLOSING PARTY") is required to make a disclosure in accordance with Clause 14.1.4, it will or shall procure that the relevant Affiliate will, if it is not prohibited by law from doing so, provide the other party with prompt notice of any such requirement or request to disclose any such Confidential Information so that the non disclosing party may seek an appropriate order. The disclosing party shall or shall procure that the relevant Affiliate shall provide the non disclosing party with all necessary assistance in any action taken by the non disclosing party to obtain an appropriate order including an order providing that the information does not have to be disclosed, an appropriate protection order or other reliable assurance that confidential treatment will be accorded the information that the disclosing party or the relevant Affiliate is required to disclose.


      14.2 Any party disclosing any Confidential Information to any agent or subcontractor shall obtain or have obtained from the agent or subcontractor a signed confidentially undertaking which the party disclosing reasonably believes offers adequate protection in relation to the matters contained in Clause 14.1. The parties agree that no Confidential Information will be disclosed after the expiry or termination of this Agreement unless such Confidential Information comes within one of the exceptions in Clauses 14.1.1 to 14.1.6.


      14.3 Upon the expiration or termination of this Agreement, all Confidential Information made available by one party to the other pursuant to this Agreement, including any copies thereof, shall be either returned to the disclosing party or destroyed pursuant to the request of such disclosing party. BPA, Exult and their respective Affiliates may retain, however, subject to the terms of this Clause 14 and Clause 13 (Intellectual Property Rights), copies of the Confidential Information required for, in the case of both parties, compliance with applicable laws, professional standards or quality assurance purposes, and in the case of BPA and the BPA Affiliates, their continuing operations or internal business purposes.


      14.4 The obligations of each party in relation to Confidential Information contained in this Clause 14 shall survive the termination or expiry of this Agreement, indefinitely.


      14.5 Each party shall and shall procure that its Affiliates shall procure that its and their respective employees, subcontractors, agents and Affiliates comply with this Clause 14 and shall at the request of the other party provide appropriate assurance of such compliance.


15    DATA PROTECTION AND DATA SECURITY


      Each party shall and shall procure that its Affiliates comply in all respects with the data processing obligations contained in Schedule Q, and with all relevant local laws relating to the holding, processing and protection of data.


16    CONTRACT AND SERVICE MANAGEMENT


      16.1 BPA and Exult shall manage the relationship between the parties, the Agreement and the Country Agreements, including the provision of the Services in accordance with

            Schedule P (Global Governance Arrangements).


      16.2  MONITORING AND REPORTING


            BPA and Exult agree that the following monitoring and reporting exercises shall be carried out in accordance with the relevant Country Agreements:


            16.2.1  Benchmarking;


            16.2.2  Service Performance;


            16.2.3  Key Incident Reporting;


            16.2.4  Customer Satisfaction Surveys; and


            16.2.5  Management Satisfaction Surveys.


17    AUDIT RIGHTS


      Each Participating Affiliate shall have the right to conduct audits in accordance with the terms of the Country Agreements and each party shall procure its Affiliates shall comply with their obligations in respect of audit and shall co-operate and provide all assistance reasonably required to enable the Affiliates to carry out such obligations, including, for the avoidance of doubt, providing access to its own procedures, documentation, Systems and other books and records for the purposes of such audit.


18    CONTRACT MINIMUMS


      18.1 Each Country Agreement will contain provisions relating to the relevant Participating Affiliate's obligation to pay Contract Minimums. The Regional Governance Panel may, in accordance with the provisions of the relevant Country Agreement, agree that Country Agreements should be grouped together with other Country Agreements for the purposes of aggregating Contract Minimums across a relevant CSC Group. This Clause 18 sets out the mechanism for such aggregation.


      18.2 Upon receipt of a notice by a party pursuant to Clause 23.7 of the Pro Forma Country Agreement (Contract Minimums), the Regional Governance Panel shall assess and agree whether or not the CSC Average Charge (including the Country to which the notice relates) equals or exceeds [***]*.


      18.3  In the event that:


            18.3.1  the CSC Average Charge equals or exceeds [***]*; and


            18.3.2 the Average Charge of one or more Participating Affiliates within the CSC


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Exchange Commission.

            Group is less than [***]*;

            Exult will credit to a Participating Affiliate within the CSC Group nominated by BPA, a sum equal to the lesser of [***]*


      18.4 Any Dispute relating to this Clause 18 shall be referred to and Expert appointed pursuant to Clause 25.2. The costs of such Expert shall be borne equally by the parties.


19    WARRANTIES


      19.1  Exult hereby represents and warrants to BPA that:


            19.1.1 INCORPORATION AND EXISTENCE It is duly constituted, organised and validly existing under its laws of incorporation.


            19.1.2 POWER AND AUTHORITY It has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under, this Agreement and all the documents which are to be executed by it as envisaged by this Agreement.


            19.1.3 CORPORATE ACTION All corporate action required by it to authorise the execution and delivery of, and to exercise its rights and perform its obligations under this Agreement and all other documents which are to be executed by it as envisaged by this Agreement has been or will be taken.


            19.1.4  ASSURANCE Nothing contained in this Agreement will:


                    (i) result in a breach of any provision of its constitutional documents; or


                    (ii) result in a breach of any agreement, licence or other instrument, order, judgment or decree of any Court, governmental agency or regulatory body to which it is bound.


      19.2  EMU AND YEAR 2000 COMPLIANCE


            19.2.1 Subject to Clause 19.2.2, Exult and its Affiliates make no warranties in respect of Year 2000 Compliance or EMU Compliance in respect of Services or Projects or other activities carried out under this Agreement or any Country Agreement and BPA and/or its Affiliates shall be solely responsible for its and their Year 2000 Compliance or EMU Compliance.


            19.2.2 Exult warrants that Future Systems and Exult Proprietary Systems are Year 2000 Compliant and EMU Compliant, but only to the extent necessary to meet the business requirements of BPA and Participating Affiliates and where Exult or the relevant Exult Participating Affiliate has been given reasonable notice of such business requirements and that it has used and shall continue to use reasonable endeavours to ensure that other Exult Systems are Year 2000 Compliant and EMU Compliant, including wherever practicable obtaining


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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

                    appropriate warranties from the third party providers and providing BPA and/or the relevant BPA Affiliate with the benefit of such warranties.


            19.2.3  Exult shall not be in breach of the warranties in Clause
                    19.2.2 to the extent that any failure of the Future Systems and Exult Proprietary Systems to be Year 2000 Compliant or EMU Compliant is caused by data, interfaces with third party systems and software, including BPA Systems, in each case which are not Year 2000 Compliant or EMU Compliant.


      19.3  BPA hereby represents and warrants to Exult that:


            19.3.1 INCORPORATION AND EXISTENCE It is duly incorporated, organised and validly existing under its law of incorporation.


            19.3.2 POWER AND AUTHORITY It has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under this Agreement and all the documents which are to be executed by it as envisaged by this Agreement.


            19.3.3 CORPORATE ACTION All corporate action required by it to authorise the execution and delivery of, and to exercise its rights and perform its obligations under this Agreement and all other documents which are to be executed by it as envisaged by this Agreement has been or will be taken.


            19.3.4  ASSURANCE Nothing contained in this Agreement will:


                    (i) result in a breach of any provision of its constitutional documents; or


                    (ii) result in a breach of any agreement, licence or other instrument, order, judgment or decree of any Court, governmental agency or regulatory body to which it is bound.


      19.4 Each of BPA and Exult undertakes to perform its obligations under this Agreement in compliance with all applicable laws, enactments, orders and regulations.


      19.5 Except as expressly stated in this Agreement, all warranties and conditions, whether express or implied by statue, common law or otherwise are hereby excluded to the extent permitted by law.


20    LIMITATION OF LIABILITY


      20.1 Neither party shall limit or exclude its liability to the other in respect of (i) death or personal injury caused by its negligence or the negligence of its employees acting in the course of their employment; (ii) any fraudulent misrepresentations including any pre-contractual misrepresentation made by a party on which the other party can be shown to have relied when entering into this Agreement; and (iii) any other liability which by law cannot be excluded.

      20.2 Except with respect to the parties obligations to procure (to which Clause 20.3 applies) neither BPA nor Exult shall have any liability to the other by virtue of being parties to this Agreement in respect of any claims, liabilities or other matters relating to a Country Agreement and the terms of the relevant Country Agreement shall apply exclusively to any such liability.


      20.3 Subject to the provisions of Clause 21.6 (Rights of Action), the liability of each party to the other arising from any breach of a procurement obligation under this Agreement in relation to Country Obligations shall be limited to the maximum liability of its respective Affiliate for failure to comply with such Country Obligations as determined in accordance with the terms of the relevant Country Agreement.


      20.4 Subject to Clauses 20.1, 20.3 and 20.5 each party's aggregate liability to the other in respect of all claims arising out of this Agreement shall be limited to the greater of the sums paid and payable by BPA to Exult under this Agreement at the date on which the event that gives rise to the liability occurs or [***]*.


      20.5 Subject to Clause 20.7, neither party shall be liable to the other party for any consequential or indirect loss or damage suffered by the other party in connection with this Agreement.


      20.6 Neither party shall be liable to the other for any loss of profits, loss of revenues, loss of goodwill or loss of or failure to make any anticipated savings.


      20.7 In respect of BPA, BPA's re-establishment costs, and in respect of Exult, the categories of cost identified in Schedule C in relation to termination, such costs are not considered consequential or indirect losses.


      20.8 The limitations set out in this Clause 20 shall not apply with respect to:


            (i) Indemnities (including those indemnities set forth in Schedule J);


            (ii) BPA's obligation to pay, including with respect to Early Termination Charges;


            (iii)   [***]*


            (iv) Liabilities arising from the breach of the confidentiality provisions under this Agreement;


            (v)     Payment under designated insurance policies; and


            (vi)    Payment of Charges and Service Credits.


      20.9 Subject to Clause 28.13 (Equitable Remedies), the parties recognise that damages are the only remedy available under this Agreement and, to the extent permissible by law,


---------------

* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

            the limits in this Clause 20 are the absolute limit of each party's liability arising under or in connection with this Agreement. All other liability is expressly excluded.


      20.10 LIMITATION ON BPA FRAMEWORK AFFILIATES' CLAIMS


            20.10.1 The following represents the limit of all claims or actions that may be made in relation to the provision of Framework Services by Exult pursuant to this Agreement relative to BPA Framework Affiliates:

                    (i) subject to the terms of this Clause 20.10, BPA shall have the right to bring actions against Exult in respect of such BPA Framework Affiliate for Losses suffered by the BPA Framework Affiliate in respect of the Due Diligence Services or this Agreement;


                    (ii) BPA shall wherever reasonably practicable consolidate actions against Exult for Losses suffered by BPA Framework Affiliates in respect of each alleged default; and


                    (iii) the BPA Framework Affiliates' Losses shall be deemed the direct Losses of BPA but all such Losses shall be subject to the exclusions and limitations set out in this Agreement.


            20.10.2 BPA shall procure that the BPA Framework Affiliate will not make any claim or be a party to any claim or other action against Exult or an Exult Affiliate or their employees, offices or directors arising from or in connection with the provision of Due Diligence Services pursuant to this Agreement.


            20.10.3 BPA is fully responsible for the performance of all its obligations under this Agreement with respect to the Due Diligence Services provided to such Participating Affiliates.


            20.10.4 Nothing in Clause 20.10.2 or Clause 20.10.3 relieves BPA of its obligations or expands Exult's obligations under this Agreement.


21    INDEMNITIES


      21.1  INDEMNITIES BY EXULT


            Subject to Clause 21.5, Exult shall indemnify and keep indemnified BPA, the Participating Affiliates and its and their respective officers, directors, employees, agents, successors and assigns (each, an "Indemnified BPA Party") from and against any and all Losses arising in connection with this Agreement from any of the following:


            21.1.1 a claim by a BPA Third Party arising from the death or illness of or personal injury to any BPA Third Party or from any damage to any real or tangible personal property of any BPA Third Party arising directly from and to the extent of the negligent act or omission of Exult, an Exult Participating Affiliate or its and their respective employees, officers, agents or subcontractors;

            21.1.2 a claim by a BPA Third Party arising from the death or illness of or personal injury to any employee of Exult or of an Exult Participating Affiliate or to any employee of their respective agents, or subcontractors or arising from any damage to any real or tangible personal property of any employee of Exult, or of an Exult Participating Affiliate, or of any employee of their respective agents, or subcontractors in each case notwithstanding that such claim arose from the negligence of an Indemnified BPA Party;


            21.1.3 a claim by a third party, other than a BPA Affiliate, to a Third Party Contract where such claim arises in connection with a breach of Exult's or Exult Participating Affiliate's obligations under or relating to such Third Party Contract assumed by Exult or the relevant Exult Participating Affiliate pursuant to obtaining consents in respect of such Third Party Contract to enable Exult or the relevant Exult Participating Affiliate to provide the Services; and


            21.1.4 a claim by a BPA Third Party arising from and directly connected with the breach of any law, rule, regulation or order, where such breach arises directly from the negligent act or omission of Exult, an Exult Participating Affiliate or its and their respective employees, officers, agents or subcontractors.


      21.2  INDEMNITIES BY BPA


            Subject to Clause 21.5, BPA shall indemnify and keep indemnified Exult, the Exult Participating Affiliates and its and their respective officers, directors, employees, agents, successors and assigns (each, an "Indemnified Exult Party") from and against any and all Losses arising in connection with this Agreement from any of the following:


            21.2.1 a claim by an Exult Third Party arising from the death or illness of or personal injury to any Exult Third Party or from any damage to any real or tangible personal property of any Exult Third Party arising directly from and to the extent of the negligent act or omission of BPA, a BPA Participating Affiliate or its and their respective employees, officers, agents, or subcontractors;


            21.2.2 a claim by an Exult Third Party arising from the death or illness of or personal injury to any employee of BPA, or of a Participating Affiliate or to any employee of their respective agents or subcontractors or arising from any damage to any real or tangible personal property of any employee of BPA, or of a Participating Affiliate or of any employee of their respective agents or subcontractors, in each case, notwithstanding that such claim arose from the negligence of an Indemnified Exult Party;


            21.2.3 a claim by a third party, other than an Exult Affiliate, to an Exult Third Party Contract where such claim arises in connection with a breach of BPA's or BPA Participating Affiliate's obligations under or relating to such Exult Third Party Contract assumed by BPA or the relevant BPA Participating Affiliate pursuant to obtaining consents in respect of such Exult Third Party Contract obtained on the termination or expiry of the relevant Country Agreement;

            21.2.4 a claim by an Exult Third Party arising from and directly connected with the breach of any law, rule, regulation or order, where such breach arises directly from the negligent act or omission of BPA, a BPA Participating Affiliate or its and their respective employees;


            21.2.5  a claim by an Exult Third Party where such Exult Third
                    Party:


                    (i) is an employee or former employee of BPA or of a BPA Affiliate to the extent such claim relates to the period such employee or former employee was employed by BPA or a BPA Affiliate (except to the extent that such claim is covered by the indemnity provisions set forth in Schedule J of the Country Agreement);


                    (ii) is a beneficiary under any BPA or BPA Affiliate employee related benefits plans, programmes or schemes to the extent that such claim relates to such plans, programmes or schemes; or


                    (iii) has a fiduciary role or responsibility in relation to any such BPA or BPA Affiliate's employee related benefit plans, programmes or schemes to the extent such claim relates to such role or responsibility, in each case, except to the extent that such claim results from the negligence of Exult, an Exult Participating Affiliate, or its or their respective employees, officer, agents or subcontractors.


      21.3  INDEMNIFICATION BY EXULT WITH RESPECT TO INTELLECTUAL PROPERTY


            21.3.1 Subject to Clause 21.5, Exult shall indemnify and keep indemnified BPA and the relevant Participating Affiliates, and their respective officers, directors, employees and agents from and against any and all Losses of such Participating Affiliates arising out of or in connection with any claim by a third party that a Participating Affiliate's or BPA's use or possession of any of the Exult Proprietary Systems is unauthorised or infringes the Intellectual Property rights of any third party.


            21.3.2 In the event of any such claim being made, BPA shall procure that the relevant Participating Affiliate notifies the Exult representative on the Regional Steering Committee as soon as practicable upon becoming aware of the same and, subject to being indemnified, at the request of Exult or the relevant Exult Participating Affiliate, grants Exult or that Exult Participating Affiliate sole conduct of the claim and provides to Exult or that Exult Participating Affiliate all reasonable assistance in the conduct of the claim provided that in conducting the claim Exult or that Exult Participating Affiliate shall minimise the disruption to the business of the BPA and the relevant Participating Affiliates, including the use of the Exult Intellectual Property, as the case may be.


            21.3.3 No liability shall exist under this Clause 21.3 to the extent that any such claim arises solely from:

                    (i) the use by BPA or the relevant Participating Affiliate of the relevant Exult Intellectual Property for purposes not connected with the Services or services equivalent to the Services in the Country in which those Services are being provided or as otherwise authorised;


                    (ii) any modification of the relevant Exult Intellectual Property by or on behalf of BPA or the Participating Affiliates to which Exult or the relevant Exult Participating Affiliate or the third party, as the case may be, has not given its consent; or


                    (iii) use of the relevant Exult Systems, Future Systems or Work Product in connection with materials or data supplied by BPA or any of the Participating Affiliates.


            21.3.4 In the event that BPA's or a Participating Affiliate's use or possession of any part of the Exult Intellectual Property is held to be unauthorised or to infringe any third party Intellectual Property rights, then Exult shall, or shall procure that the relevant Exult Participating Affiliate shall, at its own expense and at BPA's or the relevant Participating Affiliate's option:


                    (i) obtain for BPA or the relevant the Participating Affiliate a licence or such other right to continue to use the Exult Intellectual Property or part thereof; or


                    (ii) replace or modify such part so as to avoid or rectify the unauthorised use or infringement without significant interruption or degradation in performance,


                     provided that BPA shall, or shall procure that the relevant Participating Affiliate shall, provide the relevant Exult Participating Affiliate with all reasonable assistance (at the cost of Exult) to enable Exult or the relevant Exult Participating Affiliate to so do.


      21.4  INDEMNIFICATION BY BPA IN RELATION TO INTELLECTUAL PROPERTY


            21.4.1 Subject to Clause 21.5, BPA shall indemnify and keep indemnified Exult and the relevant Exult Participating Affiliate and their respective employees, officers, agents or subcontractors from and against any and all Losses arising out of or in connection with any claim by a third party that Exult or Exult Participating Affiliate's use of any of the BPA Systems which has been authorised by BPA or the relevant Participating Affiliate is unauthorised or infringes the Intellectual Property rights of any third party.


            21.4.2 In the event of any such claim being made, Exult shall, or shall procure that the relevant Exult Participating Affiliate shall, notify the BPA Regional representative on the Regional Governance Panel as soon as practicable upon becoming aware of the claim and, subject to being indemnified at the request of BPA or the relevant Participating Affiliate, grant BPA or that Participating Affiliate sole conduct of the claim and provide to that Participating Affiliate all reasonable assistance in the conduct of the claim.


            21.4.3 No liability shall exist under Clause 21.4 to the extent that any such claim arises from:


                    (i) the use by the relevant Exult Participating Affiliate of the relevant BPA System for purposes not connected with the provision of the Services in the Country in which the Services are provided; or


                    (ii) any modification of the BPA System by or on behalf of the relevant Exult Participating Affiliate to which the relevant BPA Participating Affiliate, as the case may be, has not given its consent.


            21.4.4 In the event that Exult Participating Affiliate's use of any part of the BPA Systems is held to be unauthorised or to infringe any Intellectual Property rights relating thereto, then BPA shall procure that the relevant Participating Affiliate, at its own expense:


                    (i) obtains for the relevant Exult Participating Affiliate a licence or such other right to continue to use that System; or


                    (ii) replaces or modifies such part so as to avoid or rectify the unauthorised use or infringement,


                     provided that Exult shall, or shall procure that the relevant Exult Participating Affiliate shall, provide the relevant Participating Affiliate with all reasonable assistance to enable that Participating Affiliate to so do.


      21.5  DEFENCE OF CLAIMS


            21.5.1 Each party will defend and (in respect of the Country Agreements) procure its relevant Participating Affiliate to defend any claim brought or threatened against the other party to the extent that such claim is or may be subject to the indemnity contained in Clauses 21.1, 21.2, 21.3 and 21.4 (the party providing such defence, the "Indemnifying Party" and the party entitled to such defence, the "Indemnified Party"). The Indemnifying Party will bear the expense of such defence and pay any damages and legal fees finally awarded by a court of competent jurisdiction which are attributable to such claim.


            21.5.2 The Indemnified Party shall notify the Indemnifying Party of any claim under Clauses 21.1, 21.2, 21.3 and 21.4 within 30 days (or such shorter period as may be required to respond to a third party claim) after receipt of notice. The Indemnifying Party required to indemnify the Indemnified Party under this Agreement shall have no obligation for any claim under this Clause 21.5 to the extent that the defence of such claim is prejudiced by such failure if:


                    (i) the Indemnified Party fails to notify the Indemnifying Party of such claim as provided above;


                    (ii) the Indemnified Party fails to tender control of the defence of such claim to the Indemnifying Party; or


                    (iii) the Indemnified Party fails to provide the Indemnifying Party with all reasonable cooperation in the defence of such claim (the cost thereof to be borne by the Indemnifying Party).


            21.5.3 The Indemnifying Party shall have no obligation for any claim under this Agreement if the Indemnified Party makes any admission or settlement regarding such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing sentence, the Indemnifying Party may settle any claim involving only the payment of money by the Indemnifying Party.


            21.5.4 The Indemnified Party shall have the right (but not the obligation) to participate in such defence or settlement (and in the case of any proposed settlement of a claim which does not involve only the payment of money, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party to such settlement, such consent not to be unreasonably withheld or delayed), in which event the Indemnified Party shall pay its attorneys' fees associated with such participation.


            21.5.5 In conducting the defence of the claim, the Indemnifying Party shall liaise with the Indemnified Party and keep the Indemnified Party informed as to the progress of the action and shall take into account the requirements and requests of the Indemnified Party and in particular shall not make any public statement relating to the action without the Indemnified Party's prior written consent and shall not do anything which could potentially adversely prejudice the reputation or goodwill of the Indemnified Party or its Affiliates.


      21.6  RIGHTS OF ACTION


            21.6.1 In the event that either party has an obligation in this Agreement to procure that any of its Affiliates fulfil any Country Obligation and the relevant Affiliate fails to comply with such Country Obligation, the other party to this Agreement shall, before taking any action under this Agreement, procure that its relevant Affiliates take all reasonable steps to enforce the relevant Country Obligation pursuant to the relevant Country Agreement, and, only if it is not possible by taking such reasonable steps to enforce the Country Obligation pursuant to the relevant Country Agreement or seek redress in respect of such failure from the relevant Affiliate, shall it be entitled to take action under this Agreement in respect of the failure to procure.


            21.6.2 In the event that an Affiliate of either of the parties to this Agreement raises an action, or reaches a settlement, in respect of any breach of a Country Obligation then the outcome of such action or such settlement (as the case may

                    be) shall be in full and final settlement of the relevant matter and neither Exult or BPA shall be entitled to raise any action against the other under this Agreement in respect of failure to procure that its Affiliate undertakes the Country Obligation.


      21.7  SURVIVAL OF RIGHTS


             All indemnities, and exclusions and limitations of liability contained in this Agreement shall remain binding on the parties hereto, notwithstanding the expiry or termination of this Agreement or any Country Agreement.


22    INSURANCE


      22.1 Within [***]* of the Commencement Date, Exult shall obtain and maintain for the duration of this Agreement:


            22.1.1 comprehensive general legal liability insurance for an initial aggregate value of [***]*


            22.1.2 professional indemnity insurance for an initial aggregate value of [***]*;


            22.1.3 any and all other insurance policies required by the relevant law of each Country to which a Country Agreement relates; and


            22.1.4 any and all other insurance policies reasonably required to cover the specific commercial requirements of each Country subject to a Country Agreement.


      22.2 The necessary insurance policies shall be issued by an insurance company legally established and recognised in the relevant Countries and which is approved by BPA such approval not to be unreasonably withheld or delayed.


      22.3  Exult shall procure that the necessary insurance policies:


            22.3.1 contain a waiver of all rights of subrogation against BPA and/or the Participating Affiliates, and that such waiver shall be endorsed upon the policies; and


            22.3.2 contain an indemnity to principal provision which will allow BPA and/or the Participating Affiliates to recover its loss directly under the insurance policy without reference to the policy holder.


      22.4 Exult and/or the Exult Affiliate shall be responsible for payment of all premiums in relation to the insurance policies referred to in Clauses 22.1.1 to 22.1.3, provided that the payments may be recovered as a Pass Through Cost under the relevant Country Agreements.


---------------

* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      22.5 The parties agree that the initial aggregate values of the policies set out in Clauses 22.1.1 and 22.1.2 are appropriate to cover the Country Agreements entered into at the Commencement Date, but agree that the cover should be increased pro rata as further Country Agreements are entered into.


      22.6 Exult shall not increase the cover or amount of insurance from that set out above without the prior written consent of BPA if such increase will result in an increase in the Pass Through Costs.


      22.7 Exult shall provide BPA with suitable evidence of all insurance policies and shall provide BPA with 30 days notice of cancellation, material alteration and/or non-payment of premiums.


23    LETTER OF CREDIT


      23.1 In each of the first four Years of this Agreement, Exult shall obtain and maintain a Letter of Credit issued by a bank, insurance company or similar financial institution approved by BPA from time to time (the "Issuer"). In relation to the initial Year Exult shall obtain and maintain the Letter of Credit within 30 days of the Commencement Date and in respect of subsequent Years shall within 30 days of the commencement of that Year, provide BPA with suitable evidence that arrangements have been made for the Letter of Credit for the following Year to be put in place.


      23.2 The Letter of Credit shall be substantially in the form set out in Schedule K (Letter of Credit), provided that the amount covered in each Year shall be as follows:


            23.2.1  Year 1: [***]*


            23.2.2  Year 2: [***]*


            23.2.3  Year 3: [***]*, and

            23.2.4  Year 4: [***]*.


      23.3 Exult shall cause a Letter of Credit to be issued for each of the Years specified in Clause 23.2. With respect to such Letters of
            Credit:


            23.3.1 The expiration date of each such Letter of Credit shall be on the first to occur of the following:

                    (i)     [***]*


                    (ii)    [***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                    [***]*


            23.3.2 In connection with the Letter of Credit issued for Year 4, as required by Clause 23.2.4, BPA and Exult agree that, if BPA is not entitled to give notice of termination of this Agreement under Clauses 11.1.1 or 11.1.3(ii) or to give notice of Default under Clause 11.1.2 before a date that is 395 days after the issuance of that Letter of Credit, then BPA and Exult shall send to the issuing bank a written notice terminating that Letter of Credit.


            23.3.3 In the event that any Letter of Credit remains in effect for a period longer than one year, then BPA shall pay all fees and costs charged by the issuing bank in connection with having the Letter of Credit remain in place and in effect for longer than one year.


            23.3.4 A claim made by BPA against Exult shall be entitled to the protections of the then-existing Letter of Credit regardless of when that claim may have arisen. (By way of example, if a claim against Exult actually arose in Year 2, but BPA was not aware of that claim or was unable to bring that claim because of any applicable notice periods until Year 3, then BPA would be entitled to have the benefits of the Letter of Credit existing for Year 3 for such claim.)


      23.4 BPA shall be entitled to make a demand under the Letter of Credit in accordance with its terms; provided, however, that the following conditions are met:


            23.4.1 BPA provides Exult with 10 days notice that BPA will make a demand under the Letter of Credit;


            23.4.2 BPA provides Exult with a copy of the decision on the Arbitrator in favour of BPA that it was entitled to terminate this Agreement and/or the Country Agreement(s) (as the case may be) and in respect of BPA (or its Affiliates as the case may be) claim under this Agreement or the Country Agreement(s) for the amount specified in the Award; and


            23.4.3 BPA provides Exult with the written decision of an Expert that Exult has passed a resolution or that the court has made an order that Exult be wound up otherwise than for the purposes of a reconstruction or amalgamation, or that a receiver, manager or administrator on behalf of a creditor has been appointed in respect of Exult's business or that circumstances have arisen which would entitle a creditor to request that a court appoint a receiver, manager or administrator or which would entitle the court otherwise than for the purpose of a bona fide reconstruction or amalgamation to make a winding up order or that Exult is unable to pay its debts within the meaning of Section 123 of the UK Insolvency Act 1986 or its relevant foreign jurisdiction equivalent.


      23.5 Once Exult's Net Equity Value exceeds [***]*, (1) Exult and BPA shall each issue a notice


---------------

* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

            within 5 days to the Issuer terminating any outstanding Letter of Credit issued in favour of BPA under this Clause 23, and (2) Exult's obligations to obtain or maintain any Letters of Credit pursuant to this Clause 23 shall cease.


24    RECOVERY OF DAMAGE AWARDS


      24.1 In the event that the parties cannot agree as to whether there is a default or as to the amount to be paid to either party by the other in connection with any default under this Agreement, the matter shall be resolved pursuant to the Dispute Resolution Procedure in accordance with Clause 25.


      24.2 In the event that it is agreed, or determined pursuant to Clause 24.1, that Exult is liable to pay an Award to BPA the mechanism for recovering such Award shall be as follows:


            24.2.1 Subject to Clause 24.2.5 Exult shall first seek to recover the Award under any relevant insurance policy and pay the Award recovered to BPA;


            24.2.2 if the Award is not paid to BPA pursuant to Clause 24.2.1 within 30 days of it being agreed or determined that an Award is payable, BPA shall be entitled to seek to recover the Award directly under the indemnity to principal provision contained in any relevant insurance policy maintained by Exult in accordance with Clause 22 (Insurance);


            24.2.3 if the Award is not paid pursuant to Clause 24.2.1 or Clause 24.2.2, BPA shall provide Exult with 30 days notice within which Exult shall pay the Award to BPA;


            24.2.4 subject to the provisions of Clause 23 (Letter of Credit), if the Award is not paid pursuant to Clauses 24.2.1, 24.2.2 or 24.2.3 within the 30 day notice period in Clause 24.2.3 then BPA shall have the right but not the obligation to make a demand under the Letter of Credit;


            24.2.5 Exult shall not be entitled to seek to recover under any insurance policy maintained pursuant to Clause 22 (Insurance) in order to satisfy any indemnity claim or obligation or to recover any Award made in connection with indemnity provisions other than claims, obligations or Awards in connection with Clauses 21.2.1 and 21.2.2.


            24.2.6 In respect of an Award or other indemnity claim or obligation that BPA is liable to pay to Exult, BPA shall not be entitled to seek to recover under any insurance policy maintained pursuant to Clause 22 (Insurance) in order to satisfy any indemnity claim or obligation or recover any Award made in connection with indemnity provisions other than claims, obligations or Awards made in connection with Clauses 21.2.1 and 21.2.2.


25    DISPUTE RESOLUTION


      25.1  INFORMAL DISPUTE RESOLUTION

            Prior to the initiation of Dispute Resolution Procedure pursuant to Clauses 25.2 and 25.3, the parties shall and shall procure that their respective Affiliates shall attempt to resolve any Dispute informally, as follows:


            25.1.1 Upon the request of either Country Representative in the case of a Dispute which has not been resolved, or cannot be resolved by the Country Representatives, that Dispute shall be referred to the relevant Regional Governance Panel;


            25.1.2 In the case of a Dispute arising under a Country Agreement which has not been, or cannot be, resolved within [***]* of the matter being referred to the relevant Regional Governance Panel, and, in any event, in the case of a Dispute arising under this Agreement, that Dispute will be referred to the Global Governance Panel. The Global Governance Panel shall use its best efforts to resolve such Dispute


            25.1.3 If the Global Governance Panel is unable to resolve the Dispute within 15 days after it is submitted to the Global Governance Panel (or such later time as may be agreed by the parties to this Agreement), then the Dispute shall be referred to the Exult Chief Executive Officer and the BPA Vice President Group HR.


            25.1.4 If the BPA Vice President Group HR and the Exult Chief Executive Officer have not been able to resolve the Dispute within [***]* of the matter being referred to them (or such later date as they may agree), subject to Clauses 24.1.6, 24.1.7, 24.1.8 and 24.1.9 the Dispute shall be referred to Expert Decision or Arbitration (as the case may be) in accordance with the provisions of this Agreement.


            25.1.5 During the course of any discussions in accordance with this Clause 25, all reasonable requests made by one party to the other for information will be honoured in order that the parties may be fully advised of each other's position. Any Confidential Information disclosed will be treated by the recipient in accordance with Clause 14.


            25.1.6 Unless the Agreement specifies otherwise, all Disputes shall be referred to the Informal Dispute Resolution Procedure and thereafter to Arbitration pursuant to Clause 25.3.


      25.2  EXPERT DECISION


            25.2.1 Where a Dispute is designated in the Agreement or any Country Agreement as appropriate for Expert Decision, it shall be referred for determination to an expert (the "Expert") who shall act as an expert and not as an arbitrator nominated either jointly by the parties, or failing agreement between them within the time stated in this Agreement or, where no time is stated, within 10 working days, on the application of BPA or Exult by the President for the time being of:


---------------

* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                    (i) the Institute of Electrical Engineers for any issue involving software, hardware, or systems;


                    (ii) the Institute of Chartered Accountants for England and Wales for any issue involving finance, accounting and tax; and


                    (iii) the Institute of Personnel and Development Management for any issue involving human resources polices and practices that cannot be referred to an appropriate Expert under Clause 25.2.1(i) and (ii) above.


            25.2.2  The parties agree:


                    (i) to supply the Expert with the assistance, documents and information he/she requires for the purpose of his/her determination;


                    (ii) that in all cases the terms of appointment of the Expert shall include a requirement on the Expert to give his/her determination with 21 days or such other period as may be agreed, to hold professional indemnity insurance for both then and for 3 years following the date of his/her determination and to establish his/her own reasonable procedures to enable him to give his determination; and


                    (iii) that in determining any disagreement on any element of the Due Diligence Report pursuant to Clause 4.5 the Expert shall take into account of what was being referred or provided to the relevant Participating Affiliate prior to the relevant Effective Date.


            25.2.3 The Expert's Decision is final and binding on the parties in the absence of negligence, manifest error or bad faith. The Expert acts as an expert and not an arbitrator; Expert's Decision is not a quasi-judicial procedure. Save as provided elsewhere in this Agreement, each party shall bear its own costs and the costs of the Expert shall be borne equally between the parties.


      25.3  ARBITRATION


            25.3.1 Where a Dispute is designated in the Agreement or any Country Agreement as appropriate for Arbitration, it shall be referred to arbitration at the written request of any party under the Rules of the International Chamber of Commerce, which rules are deemed to be incorporated by reference into this Clause 25.3.


            25.3.2 The parties agree and shall procure that, subject to the relevant applicable laws governing a Country Agreement, their respective Affiliates agree that:


                    (i)     the number of arbitrators shall be three;


                    (ii)    the place of the arbitration shall be London;


                    (iii) the language to be used in the arbitration proceedings shall be English; and

                    (iv) the ruling of the arbitrators on the Dispute shall be final and binding.


26    FORCE MAJEURE


      26.1 Subject to Clause 26.2, neither party shall be liable to the other for any Losses of any kind whatsoever, including but not limited to any damages, whether directly or indirectly caused to or incurred by the other party to the extent such Losses arise by reason of any failure or delay in the performance of its obligations hereunder which is due to Force Majeure.


      26.2 The party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of Force Majeure shall use reasonable endeavours to continue to perform its obligations under this Agreement without being obliged to incur any significant additional cost to bring the Force Majeure to a close or to find a solution by which the Agreement may be performed despite the continuance of the Force Majeure event.


      26.3 If either party shall become aware of circumstances of Force Majeure which give rise to or which are likely to give rise to any such failure or delay on its part, it shall forthwith notify the other by the most expeditious method then available and shall inform the other of the period which it is estimated that such failure or delay may continue. If Force Majeure continues for seven days or longer the Global Governance Panel shall be notified by the party affected by such Force Majeure and requested to decide upon a course of action.


      26.4 It is agreed that any failure by a party to perform or any delay by a party in performing its obligations under this Agreement which results from any failure or delay in the performance of its obligations by any person, firm or company with which such party shall have entered into any contract, supply arrangement or sub-contract or otherwise shall be regarded as a failure or delay due to Force Majeure only in the event that such person, firm or company shall itself be prevented from or delayed in complying with its obligations under such contract, supply arrangement or sub-contract or otherwise as a result of circumstances which would be Force Majeure for the purposes of this Agreement.


      26.5 If an event of Force Majeure arises and continues for a period of 6 months which materially prevents or hinders Exult or its Affiliates from undertaking or completing the Due Diligence Exercise, and Exult, BPA and their respective Affiliates from entering into Country Agreements, in one or more Countries (the "Affected Countries"), then either party may at any time by notice terminate the parties' obligations in relation to Clause 2 (Structure of Framework Agreement on Country Take On) and Clause 7 (Exclusivity) in respect of the "Affected Countries" and for the avoidance of doubt, in such circumstances:


            26.5.1 Neither party shall be obliged to fulfil its obligations in relation to the procedures for Country take on in respect of the Affected Countries as set out in Clause 2; and

            26.5.2 BPA and BPA Affiliates shall have the right to obtain human resources services (including the Services) directly from within BPA from a BPA Affiliate or from a third party in respect of the Affected Countries.


      26.6 If, following the entry into Country Agreements for each of the Countries, all of the Country Agreements have been terminated by reason of Force Majeure pursuant to the terms of those Country Agreements, either party may terminate this Agreement on written notice, such termination to take effect immediately after the date of receipt of such notice. In the event of such termination the provisions of Clause 12 (Consequences of Termination) shall apply.

27    BPA FRAMEWORK AFFILIATES


      27.1 Exult acknowledges that BPA has concluded this Agreement for the benefit of BPA and the BPA Framework Affiliates.


      27.2 At the request of BPA, Exult shall at BPA's expense execute all deeds or other documents required to enable Losses incurred or sustained by any BPA Framework Affiliate to be recovered by BPA pursuant to Clause 20.10.


28    GENERAL TERMS


      28.1  PUBLICITY


            28.1.1 Except with the prior written consent of the other party each party shall not and shall procure that its Affiliates shall not make any press or other public announcements relating to this Agreement or any Country Agreement or disclose any information relating to the commercial or other terms of this Agreement or any Country Agreement.


            28.1.2 It is the intention of the parties that immediately following the Commencement Date, they will jointly develop and agree a press release relating to their relationship under this Agreement.


      28.2  NOTICES


            Wherever under this Agreement a party is required or permitted to give notice to the other party, such notice shall be in writing and shall be delivered personally, sent by fax, (as appropriate) recognised express courier service or certified, registered, first class mail. Any such notice shall be deemed given when actually received when so delivered personally, by fax or express courier, or if mailed, on the fifth day after its mailing, postage prepaid to the recipient party addressed as follows:


             In the case of BPA:


             Global Representative

             Britannic House
             1 Finsbury Circus
             London
             EC2M 7BA


             Fax: 0171 496 4630


             with a copy (which shall not constitute effective notice) to:


             BPA Global Commercial Contract Manager
             Britannic House
             1 Finsbury Circus
             London
             EC2M 7BA


             Fax: 0171 496 4630


             In the case of Exult:

             Exult, Inc.
             4 Park Plaza
             Suite 350
             Irvine
             California 92614
             Fax: 949 250 8086


             Attention: Global Representative


             with a copy (which shall not constitute effective notice) to:


             Legal Department
             4 Park Plaza
             Suit 350
             Irvine
             California 92614


             Fax: 949 250 8086


             Any party may change its address for notices upon giving 10 days' prior notice of the change to the other parties in the manner provided in this Clause 28.2.


      28.3  LIMITATION ON RECRUITING


            28.3.1 Subject as hereinafter provided in this Clause 28.3, each of BPA or Exult shall not, during the term of this Agreement or within six months of its termination or expiry employ and/or solicit directly or indirectly any employees of the other party or an Affiliate of the other party who have been involved in providing the Services or are otherwise connected with this Agreement or any Country Agreement.


            28.3.2 Clause 28.3.1 will not restrict BPA or Exult from employing employees of any other party or employees of the other party or an Affiliate of the other party:


                    (i) who apply unsolicited in response to a general advertising or other general recruitment campaign; or


                    (ii) which the other party or Affiliate of such other party who employed the relevant employee has agreed in writing may be so employed; or


                    (iii) as contemplated by Schedule J (Employee Transfer Arrangements) of a Country Agreement.


      28.4  WAIVER


            28.4.1 Subject to Clause 28.12 (Legal Proceedings) no delay or omission by either party to exercise any right or power shall impair such right or power or be construed as a waiver.


            28.4.2 A waiver by either of the parties of any covenants to be performed by the other party or of any breach shall not be construed to be a waiver of any succeeding breach or of any other covenant.


            28.4.3 No waiver of any of the provisions of this Agreement shall be effective unless it is expressly stated to be a waiver and communicated to the other party in writing in accordance with the provisions of Clause 28.2 (Notices).


      28.5  AMENDMENTS


            The terms and conditions of this Agreement shall not be varied or amended except by a written instrument executed by or on behalf of each of the parties in accordance with Schedule L (Change Control Management).


      28.6  SEVERABILITY


            If any provision of this Agreement is held to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that they shall, immediately commence in good faith negotiations to seek to remedy such invalidity, unenforceability or illegality.


      28.7  COSTS


            Except as expressly provided for otherwise, each party shall bear its own costs and expenses incurred in connection with the negotiation and preparation of this Agreement and the Country Agreements.

      28.8  ENTIRE AGREEMENT


            This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and (to the extent permissible by law) supersedes all prior representations, writings, negotiations or understandings with respect thereto (including the LOI) provided that neither party is attempting to exclude any liability for fraudulent statements (including pre-contractual misrepresentations on which the other party can be shown to have relied).


      28.9  CONFLICT AND INCONSISTENCIES


            28.9.1 In the event and to the extent only of any conflict between the Clauses and the Schedules, the Clauses shall prevail.


            28.9.2 In the event of any inconsistencies between the English language version of this Agreement or the Country Agreements and any contract administration documents prepared in connection therewith and any translation of such agreements or documents, the English language version shall prevail.

      28.10 SURVIVAL


            The terms and conditions of this Agreement which are expressly or by implication intended to survive its termination or expiry shall so survive and continue to bind the parties.


      28.11 COUNTERPARTS


            This Agreement may be executed in two or more counterparts or by fax, each of which shall be deemed to be an original, but all of which together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the original or the same counterpart or fax copy.


      28.12 LEGAL PROCEEDINGS


            Any legal proceedings in relation to this Agreement must be commenced by the relevant party within 2 years of the termination or expiry of this Agreement.


      28.13  EQUITABLE REMEDIES


            The parties agree that damages shall be the only remedy available in respect of each parties' liability arising under this Agreement provided that the parties shall be free to seek equitable remedies (including injunctive relief) in respect of claims relating to breaches of confidentiality and to the infringement of Intellectual Property rights.


      28.14  INDEPENDENT CONTRACTOR


            In providing Services to BPA under this Agreement, Exult is acting only as an independent contractor. Notwithstanding any provision of this Agreement to the contrary, this Agreement establishes and shall only be construed as establishing a contract between unrelated business entities for the provision and purchase of certain services and does not and shall not be deemed to create a partnership, joint venture, agency or any other type of joint relationship.


      28.15  GOVERNING LAW


            28.15.1 This Agreement shall be governed and construed in accordance with the laws of England and Wales.


            28.15.2 The Country Agreements shall, subject only to any local law requirement to the contrary, be governed by and be subject to the laws of England and Wales.


      28.16 RESPONSIBILITY FOR EMPLOYEES


            Employees shall be employees of Exult or the relevant Exult Participating Affiliates as appropriate and under no circumstances other than as provided in Schedule J (Employee Transfer Arrangements) are Employees to be considered employees of BPA or any BPA Affiliate. Exult or the relevant Exult Participating Affiliate shall have the sole responsibility for supervision and control of the Employees and for payment of their entire compensation, including salary, Withholding Taxes and social security taxes, workers compensation, employee and disability benefits and the like and shall be responsible for all employer obligations under all applicable laws.


      28.17 RESTRICTIVE TRADE PRACTICES


            Notwithstanding any other provision of this Agreement, no provision of this Agreement which is of such a nature as to make this Agreement liable to registration under the Restrictive Trade Practices Act 1976 shall take effect until the day after that on which particulars thereof have been duly furnished to the Director General of Fair Trading pursuant to the said Act. For the purposes of this Clause 28.17, the expression "this Agreement" shall include any agreement forming part of the same arrangement.

IN WITNESS whereof this Agreement has been executed the day and year first written above.



SIGNED by
         ---------------------------
for and on behalf of BP AMOCO PLC in
the presence of:

------------------------------------




SIGNED by                        for
         -----------------------
and on behalf of EXULT, INC.
in the presence of:

------------------------------------

                    LIST OF SCHEDULES TO FRAMEWORK AGREEMENT



A       Scope of Services (includes BPA Responsibilities)

B       Service Level Principles

C       Charges & Invoicing

G General Transition Plan (includes Timetable for Country Rollout, Detail of Due Diligence Exercise)

K       Letter of Credit

L       Change Control Management

N       Pro Forma Country Agreement

O       BPA Controls

P       Global Governance Arrangements

Q       Data Protection

Z       Definitions

                                   SCHEDULE Z

                                   DEFINITIONS


1     DEFINITIONS


      "AFFECTED COUNTRIES" means as defined in Clause 26.5 (Force Majeure);


      "AFFILIATE" means in relation to BPA a BPA Affiliate and in relation to Exult an Exult Affiliate;


      "AGREEMENT" means the Clauses of and Schedules to this Agreement or any revised version agreed between the parties in accordance with its terms;


      "ARBITRATOR" or "ARBITRATION" has the meaning set out in Clause 25.3 (Dispute Resolution);


      "AVERAGE CHARGE" means in each Year the monthly Charges (excluding Charges relating to Projects and Pass Through Costs) paid or payable by a Participating Affiliate within a CSC Group to a Exult Participating Affiliate under the relevant Country Agreement.


      "AWARD" means a sum payable by either party to the other in respect of a default of this Agreement, the amount being determined by agreement between the parties or in accordance with the Dispute Resolution Procedure.


       "BPA AFFILIATE" means any company which is from time to time directly or indirectly controlled by BPA and for this purpose:


      (i) a company is directly controlled by another company beneficially owning shares carrying the majority of votes at a general meeting of shareholders (or its equivalent) of the first mentioned company;


      (ii) a particular company is indirectly controlled by a company if a series of companies can be specified, beginning with that company and ending with the particular company, so related that each company in the series is directly controlled by one or more of the companies earlier in the series; and


      (iii) a company does not include any joint venture whether incorporated or unincorporated.


      "BPA ASSETS" means the goods and other assets which are owned or used by BPA or the Participating Affiliates solely to provide the services equivalent to the Services immediately before the Effective Date including but not limited to, computer hardware, communication equipment, BPA Systems and Third Party Systems and facilities whether or not the subject of Third Party Contracts and as identified in each Country Agreement in each case which are required to be used by Exult or the Exult Participating Affiliates to provide the Services;


      "BPA CONTROLS" means those business practices (including computer security provisions, procedures to protect Confidential Information and procedures to ensure compliance with obligations to third parties in connection with Exult Participating Affiliate's provision of the

      Services hereunder), controls, BPA policies, quality standards and human resource, financial and accounting controls necessary to provide the Services in accordance with Good Industry Practices, including:


      (i)    the BPA Business Standards and Policy Document;


      (ii)   the BPA Policy on the Business Conduct and Code of Business Ethics;


      (iii)  the BPA Disaster Recovery Plan; and


      (iv)   the BPA IT Policy; and


      which have been provided or will be provided from time to time to Exult Participating Affiliate in writing and are listed in Schedule O (BPA Policies and Controls);


      "BPA FRAMEWORK AFFILIATES" means the BPA Affiliates which will receive the Due Diligence Services from Exult under this Agreement and BPA Framework Affiliate means any one of them;


      "BPA GLOBAL COMMERCIAL CONTRACT MANAGER" means the person appointed by BPA in accordance with and having the responsibilities referred to in the Global Governance Arrangements;


      "BPA INFORMATION" means the information provided by BPA or any BPA Affiliate which comes into the possession of Exult or any Exult Affiliate pursuant to this Agreement, or created under or arising out of data of BPA or BPA Affiliates pursuant to this Agreement;


      "BPA INTELLECTUAL PROPERTY" means as defined in Clause 13.1 (Intellectual Property Rights);


      "BPA RESPONSIBILITIES" means those actions described in Schedule A which need to be performed by the BPA Participating Affiliate in order for Exult Participating Affiliate to be able to provide the Services;


      "BPA REGIONAL REPRESENTATIVE" means the individual appointed by BPA pursuant to this Agreement;


      "BPA SYSTEMS" means Systems (or part thereof) in which the Intellectual Property is owned by either BPA or BPA Affiliates and to be used in whole or in part in the provision of the Services as identified in each Country Agreement;


      "BPA THIRD PARTY" means a third party other than BPA, a BPA Affiliate and its and their respective agents, subcontractors, officers, directors and employees;


      "CHANGE CONTROL MANAGEMENT PROCESS" means the procedure by which changes may be made to the Agreement as set out in Schedule L (Change Control Management);


      "CHANGE OF CONTROL" shall be deemed to have occurred in relation to any company ("THE COMPANY") if any Relevant Entity, together with any Relevant Entity Affiliates:


      (i) becomes interested (and, for the avoidance of doubt, was not previously so interested), directly or indirectly, in more than 50 per cent of the shares of the Company or of the voting rights attached thereto including through an initial public offering of more than 50 per cent of the share capital of the Company; or


      (ii) acquires the right to appoint or remove a majority of the board of directors of the Company;


      references to a Relevant Entity being "interested" in shares shall mean interested in those shares for the purposes of Part VI of the Companies Act 1985.


      for the purposes of this definition only "RELEVANT ENTITY AFFILIATE" means, in relation to any Relevant Entity, any other which is in Control of, is Controlled by or is under common Control with such Relevant Entity, "CONTROL" of a person shall mean:


      (i) the right, whether direct or indirect, to vote 50 per cent or more of the securities having the power to elect directors of such person; or


      (ii) the power, whether direct or indirect, to direct the management or policies of such person.


      "CHARGES" means the charges payable by the Client in respect of the Services calculated in accordance with Schedule C (Charges and Invoicing);


      "CLIENT HR COSTS" means the estimated costs incurred in providing services equivalent to the Services in the 12 months prior to the Effective Date as calculated in accordance with the methodology set out in Schedule C (Charges and Invoicing);


      "CLIENT SERVICE CENTRE" means a facility from which one or more Exult Participating Affiliate(s) provides Services to BPA Participating Affiliates who receive such Services pursuant to two or more Country Agreements.


      "COMMENCEMENT DATE" means the date of execution of this Agreement by both of the parties to this Agreement;


      "CONFIDENTIAL INFORMATION" means all information obtained from the other party which by its nature should be treated as confidential information or is marked as such which may come into its possession or into the possession of its employees, agents or subcontractors as a result of or in connection with this Agreement or any Country Agreement and any and all information which may be derived from such information;


      "CONTRACT MINIMUM(s)" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "COUNTRIES" means the countries in which BPA operates and "COUNTRY" means any one of them;

      "COUNTRY AGREEMENT" means an agreement, substantially in the form of the Pro Forma Country Agreement to be entered into pursuant to this Agreement by a Participating Affiliate and Exult Participating Affiliate in relation to the provision of Services to that Participating Affiliate and any other BPA Affiliates and/or Affiliates specified therein;


      "COUNTRY COMMENCEMENT DATE" means, in relation to each Country Agreement, the date on which such agreement is executed;


      "COUNTRY OBLIGATION" means an obligation of any of the parties to a Country Agreement as set out in that Country Agreement;


      "COUNTRY REPRESENTATIVES" means the representatives appointed by each of BPA and Exult or the Participating Affiliates and the Exult Participating Affiliates in accordance with and having the responsibilities referred to in the Global Governance Plan and the Country Agreements and

      "COUNTRY REPRESENTATIVE" means any one of them;


      "CSC AVERAGE CHARGE" means the aggregate of the Average Charges payable by all Participating Affiliates within a CSC Group.


      "CSC GROUP" means those Participating Affiliates that 1) have entered into Country Agreement under which such Participating Affiliates are receiving Services from a common Client Service centre and 2) which the Regional Governance Panel agrees should be grouped together for the purposes of Clause 18 (Contract Minimums).


      "CSC PROJECTED CHARGE" means the aggregate of the Projected Monthly Charges payable by all Participating Affiliates within a CSC Group.


      "DEFAULT" means any material breach, or series of related or unrelated persistent breaches which when taken together constitute a material breach, of a material obligation under this Agreement by either party;


      "DISPUTE" means any dispute, controversy or claim arising under this Agreement and/or any Country Agreement between the parties to the relevant agreement;


      "DISPUTE RESOLUTION PROCEDURE" means the procedure which the parties agree should be used to resolve Disputes as set out in Clause 25 (Dispute Resolution) of this Agreement;


      "DUE DILIGENCE COSTS" has the meaning set forth in Schedule C (Charges and Invoicing);


      "DUE DILIGENCE EXERCISE" means the exercise carried out in relation to each Country in accordance with Schedule G of the Framework Agreement which includes the production of the Due Diligence Report;


      "DUE DILIGENCE REPORT" means the report produced in relation to each Country Agreement as a result of the Due Diligence Exercise;

      "EARLY TERMINATION CHARGES" has the meaning set forth in Schedule C (Charges and Invoicing);


      "EFFECTIVE DATE" means, in relation to each Country Agreement, 00.01 a.m. local time on the date on which Exult Participating Affiliate is first required to provide the Services or part thereof pursuant to the relevant Country Agreement;


      "EMPLOYEE" means any employee of Exult or an Exult Participating Affiliate employed from time to time for the purposes of performing Exult's or an Exult Participating Affiliate's obligations under this Agreement or a Country Agreement;


      "EMU COMPLIANCE" means that all financial and accounting software, screen layouts and hardware, conform with the applicable conversion and rounding requirements set out in the European Council Regulation 1103/97 and with the use of the euro as a dual and single currency and EMU Compliant shall be construed accordingly;


      "EXISTING EXULT RETURN" has the meaning set out in Clause 5.3.5 (Significant Change);


      "EXISTING FINANCIAL POSITION" has the meaning ascribed to it in Clause
      5.3.5 (Significant Change);


      "EXISTING GUARANTEED MINIMUM SAVINGS" has the meaning ascribed to it in Clause 5.3.5 (Significant Change);


      "EXPIRY DATE" means the date which is the seventh anniversary of the Commencement Date;


      "EXPERT" has the meaning ascribed to it in Clause 25.2.1 (Dispute Resolution);


      "EXPERT'S DECISION" means the decision of the Expert pursuant to the Dispute Resolution Procedure described in Clause 25.2 (Dispute Resolution);


      "EXULT AFFILIATE" means any company, partnership or other entity which is from time to time directly or indirectly controlled by Exult and for this purpose:


      (i) a company is directly controlled by another company beneficially owning shares carrying the majority of votes at a general meeting of shareholders (or its equivalent) of the first mentioned company; and


      (ii) a particular company is indirectly controlled by a company if a series of companies can be specified, beginning with that company and ending with the particular company, so related that each company in the series is directly controlled by one or more of the companies earlier in the series.


      "EXULT IT DOMAIN" has the meaning ascribed to it in Schedule A (Services)."EXULT GLOBAL COMMERCIAL CONTRACT LEADER" means the individual appointed by Exult in accordance with and having the responsibilities referred to in the Global Governance Arrangements;


      "EXULT INTELLECTUAL PROPERTY" means as defined in Clause 13.2 (Intellectual Property Rights);

      "EXULT PARTICIPATING AFFILIATES" means the EXULT AFFILIATES or if appropriate Exult which enter into Country Agreements and "EXULT PARTICIPATING AFFILIATE" means any one of them;


      "EXULT PERSONNEL" means officers, employees, agents and Subcontractors of Exult and/or each Exult Participating Affiliate;


      "EXULT PROPRIETARY SYSTEMS" means Exult's Systems in which the Intellectual Property is owned by Exult or Exult Supplier;


      "EXULT RETURN" means Exult's percentage return on cost calculated in accordance with the methodology set out in Schedule C (Charges and Invoicing);


      "EXULT'S NET EQUITY VALUE" means the amount equal to Exult's assets less its liabilities calculated in accordance with US GAAP as determined in accordance with Exult's internally prepared financial statements prepared in accordance with US GAAP;


      "EXULT SYSTEMS" means Systems used in the provision of the Services in which Exult or Exult Participating Affiliate owns the Intellectual Property or has been granted a licence to use the Intellectual Property excluding Future Systems and Client Systems;


      "EXULT THIRD PARTY" means a third party other than Exult, an Exult Affiliate and its and their respective agents, subcontractors, officers, directors and employees;


      "EXULT THIRD PARTY CONTRACT" means any contracts including licences, but excluding contracts relating to employment, entered into by, assigned to or novated to Exult or an Exult Affiliate the benefit of which relates to, or which are used in whole or in part for, providing the Services;


      "FAILED READINESS TEST" means a failure to complete all material elements of a Readiness Test.


      "FORCE MAJEURE" means any cause affecting the performance of the obligations under this Agreement by a party arising from acts, events, omissions, happenings or non-happenings beyond its reasonable control including (but without limiting the generality thereof) governmental regulations arising after the Commencement Date, civil and/or political unrest, fire, flood, or any disaster or an industrial dispute (other than those relating to Exult employees) provided that failure by BPA or a BPA Affiliate to obtain European Works Council approval or the approval of any works council in respect of any Country Agreement or being prevented by any events beyond its reasonable control from paying any monies due and payable under this Agreement shall not be force majeure;


      "FRAMEWORK SERVICES" means the services provided by Exult under this Agreement, including those in connection with the carrying out of the Due Diligence Exercise in each Country;


      "FUTURE SYSTEMS" means Systems created by Exult or Exult Affiliate, or which Exult or Exult Participating Affiliate procured to be created, in fulfilling Exult's or the Exult Participating Affiliate's obligations under this Agreement or any Country Agreement as the case may be during the term of this Agreement and provided to BPA and/or BPA Affiliates or used in the provision of the Services;

      "FRAMEWORK WORK PRODUCT" means documents or reports whether or not in electronic form produced for delivery to BPA and/or the Participating Affiliates as part of the Framework Services and/or fulfilling the obligations of Exult and/or any Exult Participating Affiliate under this Agreement but excluding Future Systems and the Exult Systems;


      "GENERAL TRANSITION PLAN" means the indicative plan for managing the assumption by Exult and/or the Exult Affiliates of the provision of the Services including the timetable for carrying out the Due Diligence Exercises and entering into Country Agreements as set out in Schedule G (Transition Plan) as may be amended from time to time pursuant to this Agreement or by agreement between BPA and Exult;


      "GENERAL WINDING UP PLAN" means the plan to co-ordinate the transitioning [***]* of the Services provided under the Country Agreements and implement the Winding-up Plan for each Country Agreement, to be established in accordance with Clause 12 (Consequences of Termination);


      "GLOBAL COMMERCIAL REPRESENTATIVE" means that person notified as such by BPA to Exult from time to time;


      "GLOBAL GOVERNANCE ARRANGEMENTS" means the policies and procedures for managing the Agreement, Country Agreements and the provision of the Services as set out in Schedule P (Global Governance Arrangements);


      "GLOBAL GOVERNANCE PANEL" means the body made up of representatives from BPA and Exult established in accordance with and having the responsibilities referred to in the Global Governance Arrangements;


      "GOOD INDUSTRY PRACTICE" means in relation to any undertaking and any circumstances, the exercise of the degree of skill, care, prudence and foresight which would be expected from a reasonably skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances;


      "GROUP OF COUNTRIES" means [***]* Countries that the parties agree should be grouped together for evaluation to seek to maximise synergies, such Countries being either subject to a Country Agreement or subject to concurrent Due Diligence Exercises;


      "GUARANTEED MINIMUM SAVINGS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INDEMNIFIED PARTY" has the meaning attributed to it in Clause 21.5.1 (Dispute Resolution);


      "INDEMNIFYING PARTY" has the meaning attributed to it in Clause 21.5.1 (Dispute Resolution);


      "INDEPENDENT BUSINESS" means any business unit within a Country designated by BPA


---------------

* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      executive committee from time to time to operate at arm's length because
      (i) it is pending decision regarding a possible disposal of the business unit; or (ii) the business unit operates under conditions materially distinct from those applying to the Services as evidenced by non participation in all or some of the other BPA main stream support services in that Country.


      "INDEMNIFIED BPA PARTY" has the meaning ascribed to it in Clause 21.1.


      "INDEMNIFIED EXULT PARTY" has the meaning ascribed to it in Clause 21.2.


      "INTELLECTUAL PROPERTY" means patents, trade marks, service marks, copyrights, topography rights, database right, design rights, trade secrets and rights of confidence and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of them which may subsist anywhere in the world, whether or not any of them are registered and including applications for registration of any of them;


      "ISSUER" has the meaning ascribed to it in Clause 23.1 (Letter of Credit);


      "KEY COUNTRIES" means the United Kingdom and the United States and Key Country shall be construed accordingly;


       "KPIs" means, in respect of each Country Agreement, the key performance indicators an indicative list of which is set out in the Pro Forma Country as may be modified following the Due Diligence Exercise for each Country Agreement and "KPI" means any one of them;


      "LETTER OF CREDIT" has the meaning ascribed to it in Clause 23.1 (Letter of Credit);


      "LEVERAGED OPERATIONS" means the result of Exult Supplier's transformation of the Services to Exult Supplier's Service Delivery Model intended to improve the quality of human resources services provided to the Client and achieve the Guaranteed Minimum Savings.


      "LOI" means the Letter of Intent entered into between the parties dated 28 May 1999;


      "LOSSES" means all losses, liabilities, costs (including legal costs), charges, expenses, actions, procedures, claims, demands and damages (including the amount of damages awarded by a court of competent jurisdiction);


      "PARTICIPATING AFFILIATES" means the BPA Affiliates which will receive the Services from the Exult Participating Affiliates and "PARTICIPATING AFFILIATE" mean any one of them;


      "PASS THROUGH COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "PRO FORMA COUNTRY AGREEMENT" means the agreement set out in Schedule N (Pro Forma Country Agreement);


      "PROJECT" means a discrete piece of work which is not a Service, is not included in the Baseline, is limited in duration, has specific deliverables, has identifiable start and end dates, is agreed through the Change Control Management process, and is subject to an Additional Services Charge as defined in Schedule C (Charges and Invoicing).

      "QUALITY CONTROL DOCUMENT" means the summary document to be prepared by Exult in accordance with Clause 5.4.8 (BPA Controls) which sets out the basis on which Exult will apply the Controls to the provision of the Services;


      "RELEVANT ENTITY" means a person who in the reasonable opinion of Client either:


      (i) is a competitor of the Client, Client or a Participating Affiliate primarily engaged in the business of distribution and production of oil and petrochemicals;


      (ii) whose (i) financial substance and (ii) credit rating are weaker in any material respect than those of Exult; or


      (iii) may, through its control of Exult, have any adverse effect on the reputation of Client or any member of the BP Group;


      "REGIONAL GOVERNANCE PANEL" means the body made up of representatives from BPA and Exult established in accordance with and having responsibilities referred to in the Global Governance Arrangements;


      "REGIONAL STEERING COMMITTEE" means the body made up of representatives from BPA and Exult established in accordance with and having the responsibilities referred to in the Global Governance Arrangements;


      "ROC" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "SCS DUE DILIGENCE REVIEW" has the meaning attributed to it in Clause
      5.3.4 (Significant Change);


      "SENSITIVE SERVICES" means those services in the nature of the Services which are considered by BPA or BPA Affiliates to be of a sensitive nature in that they represent a significant risk to the reputation or ongoing business of BPA or BPA Affiliates or if the nature of the services are such that they could, in BPA's or BPA Affiliate's view, potentially expose BPA or BPA Affiliate to particular legal liability including those relating to administration benefit plans subject to the US Employee Retirement Income Security Act 1974 as amended and are retained and provided internally by BPA or any BPA Affiliates;


      "SERVICE CREDIT" means an amount payable by Exult Participating Affiliate to BPA Participating Affiliate under a Country Agreement in respect of a KPI Failure;


      "SERVICE DELIVERY MODEL" means the method by which the Services, or in the case of BPA, the services equivalent to the Services, are delivered.


      "SERVICE LEVEL" means the level to which the Services are to be provided as set out in Schedule B (Service Levels) of the Pro Forma Country Agreement;


      "SERVICES" means the human resource management services described in Schedule A (as modified pursuant to the Change Control Management process) to be provided by an Exult Participating Affiliate to the Participating Affiliates in accordance with the Country Agreements;

      "SIGNIFICANT CHANGE" has the meaning attributed to it in Clause 5.3 (Significant Change);


      "SIGNIFICANT CHANGE SERVICES" has the meaning attributed to it in Clause
      5.3 (Significant Change);


      "SUBCONTRACTOR" means any subcontractor (including those listed in Schedule M (Approved Exult Subcontractors) of the Pro Forma Country Agreement of Exult or Exult Participating Affiliate engaged from time to time in accordance with Clause 10 (Assignment and Subcontracting) for the purposes of performing any part of Exult's or Exult Participating Affiliate's obligations under this Agreement or a Country Agreement;


      "SUCCESSOR OPERATOR" means the entity not being Exult Participating Affiliate (which may include BPA or BPA Affiliates) succeeding any Exult Participating Affiliate in the provision or operation of all or any of the Services;


      "SYSTEMS" means computer programs, databases, the tangible media on which they are recorded, and their supporting documentation, including input and output format, program listings, narrative descriptions, source code, object code, algorithms, logic and development tools, operating instructions and user manuals;


      "TAXES" means all federal, state, local or foreign income tax, duty, charge, and any penalty or interest thereon and any of the costs and charges whatsoever assessed or imposed by any competent legal or fiscal authority in relation thereto, including Withholding Tax but excluding value added or other similar sales or use taxes.


      "THIRD PARTY CONTRACTS" means any contracts including licences, but excluding contracts relating to employment, entered into by BPA, or BPA Affiliates the benefit of which relates to, or which are used in whole or in part for providing services equivalent to the Services immediately prior to the Effective Date as identified in each Country Agreement;


      "THIRD PARTY SYSTEMS" means any Systems in which the Intellectual Property is owned by a third party which BPA, or BPA Affiliates have been granted a licence to use and which are required to be used by the Exult Participating Affiliates to provide the Services as identified in each Country Agreement;


      "TRANSFER" and "TRANSFERRED" in respect to a Third Party Contract or Sensitive Third Party Contract refers to the transfer of such contract by assignment or novation as well as to, upon termination or expiry of such Third Party Contract, the taking over by Exult Supplier of the services provided thereunder as Services under the relevant Country Agreement;


      "UNDERLYING TECHNOLOGY" means the Exult IT Domain dedicated to supporting the provision of the Services.


      "VALIDATION EXERCISE" means the exercise to be carried out in accordance with Part 2 of Schedule G (Transition Plan);


      "WINDING UP PLAN" means the winding up plan to be developed in accordance with the provisions of the Country Agreements;

      "WITHHOLDING TAXES" means any Taxes required to be withheld or deducted by the competent legal or fiscal authorities in the Country of the tax residence of the Client or any sum payable by the Client to Exult Supplier for the Charges under this Agreement.


      "WORK PRODUCT" means documents or reports whether or not in electronic form produced for delivery to BPA and/or the Participating Affiliates as part of the Services and/or fulfilling the obligations of Exult and/or any Exult Participating Affiliate under this Agreement or any Country Agreement but excluding Future Systems and the Exult Systems; and


      "YEAR" means each consecutive period of 12 months commencing on the date of the Commencement Date.


      "YEAR 2000 COMPLIANCE" means that all software, systems and hardware comply with the British Standards Institute requirements set out in DISC PD 2000-1 "A Definition of Year 2000 Conformity Requirements".

                                    CONTENTS



CLAUSE       HEADING                                                                    PAGE

1            Definitions and Interpretation...............................................2


2            Structure of Framework Arrangement and Country Take On.......................2


3            Term.........................................................................5


4            Due Diligence................................................................6


5            Services.....................................................................7


6            Obligations to Procure Affiliates' Performance..............................11


7            Exclusivity.................................................................11


8            Transfer Arrangements.......................................................13


9            Payments....................................................................13


10           Assignment and Subcontracting...............................................14


11           Termination.................................................................14


12           Consequences of Termination.................................................16


13           Intellectual Property Rights................................................17


14           Confidentiality.............................................................18


15           Data Protection and Data Security...........................................19


16           Contract and Service Management.............................................19


17           Audit Rights................................................................20


18           Contract Minimums...........................................................20


19           Warranties..................................................................21


20           Limitation of Liability.....................................................22


21           Indemnities.................................................................24


22           Insurance...................................................................30

Letter of Credit.........................................................................31


24           Recovery of Damage Awards...................................................33


25           Dispute Resolution..........................................................33


26           Force Majeure...............................................................36


27           BPA Framework Affiliates....................................................37


28           General Terms...............................................................37



                                      -ii-
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                               FRAMEWORK AGREEMENT


                                   SCHEDULE A


                                SCOPE OF SERVICES





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                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

1  INTRODUCTION............................................................ 1

2  EXULT SERVICES.......................................................... 1

   A  Training............................................................. 2

   B  Organisation Development............................................. 2

   C  HR Strategy.......................................................... 2

   D  Labour Relations..................................................... 2

   E  Expatriate Relocation and Administration............................. 2

   F  HR Information Services  ("HRIS") (Employee Records)................. 3

   G  Benefits............................................................. 3

   H  Compensation......................................................... 3

   I  Employee Relations................................................... 3

   J  Compliance........................................................... 3

   K  Vendor Administration................................................ 3

   L  Payroll.............................................................. 4

   M  Employee Development................................................. 4

   N  Resourcing/Recruiting................................................ 4

   O  Severance............................................................ 4

   P  Performance Management............................................... 4

   Q  Domestic Relocation Administration................................... 5

   R  HR Information Technology ("HRIT")................................... 5


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                                   SCHEDULE A

                                SCOPE OF SERVICES

1 INTRODUCTION

  This Section describes certain duties, obligations and responsibilities of Exult and of BPA in performing the Services.

  Except where specifically set out in the applicable Country Transition Plan, from the Commencement Date, Exult shall provide each process included in the Services [***]*

  For the purposes of this Schedule, Exult shall mean Exult or the Exult Participating Affiliate where appropriate; BPA shall mean BPA or the BPA Participating Affiliate where appropriate.

2 EXULT SERVICES

  Exult and BPA will perform the services as defined in this Schedule A. For responsibilities where there is no quantification of the service to be provided, Exult and BPA will provide the function [***]* The responsibilities within each of the Processes shall be provided to similar groups of BPA employees and other constituents, as provided by BPA during the 12-month period prior to the applicable Process Take On Date.

  The detailed scope is to be agreed before the applicable Process Take On Date. Exult shall assume responsibility for each of the Processes set out in this Schedule on the applicable Process Take On Date. For the table included in each of the sections below, the following legend applies:

                                         Table Legend
                                   -----------------------
                            X      Performs Responsibility
                            A              Approves


  The parties recognise that there are third party agreements yet to be evaluated that may be identified as Sensitive Third Party Agreements. The current representation of process activities and responsibilities in Schedule C of this Agreement reflects the intention of the parties in the absence of Sensitive Third Party Agreements. Specific adjustment to the responsibilities of BPA and Exult in any Process area affected by Sensitive Third Party Agreements and/or Sensitive Services will be made prior to the Process Take On Date to address the legal and operational risks associated with the provision of Services by Exult, BPA and the third parties associated with the above, for the period of time these remain sensitive.

  A TRAINING

    Training as a process includes training needs assessment, course/materials development, logistics co-ordination, conduct of training and training leader selection,


---------------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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    training effectiveness assessment and post training follow-up. Delivery of training materials includes traditional classroom, self-study, computer-aided training and third party training delivery mechanisms.

    [***]*

  B ORGANISATION DEVELOPMENT

    Organisation development focuses on organisation design and ensuring organisation effectiveness. These activities include business and new venture organisation consulting, managing organisational improvement efforts and overseeing organisation consulting supplied by third parties. Assessment of existing and proposed organisation models and reorganisations will also be major activities in the area

    [***]*

  C HR STRATEGY

    HR strategy develops the long-term HR strategy for BPA and ensures the linkages to organisational goals and business objectives. In addition, HR strategy directs the development of the HR function and maintains ties to outside entities thereby introducing new HR concepts into BPA

    [***]*

  D LABOUR RELATIONS

    Labour relations promotes/maintains effective relationships between BPA and its employees. Relationship management, for example, with any BPA works councils, trade unions, collective bargaining units, employee forums and all BPA employees includes negotiations, problem/issue management, and interfacing with regulatory entities on behalf of BPA

    [***]*

  E EXPATRIATE RELOCATION AND ADMINISTRATION

    Expatriate relocation and administration establishes expatriate policies, manages the special needs of the expatriate population, and assesses the many expatriate related problems/issues. Other responsibilities include tax activities, spouse and dependent programs, relocation assistance, and salary equalisation. Repatriation of employees is also in the scope of this function.

    [***]*

  F HR INFORMATION SERVICES  ("HRIS") (EMPLOYEE RECORDS)

    HR information services (employee records) responsibilities include all activities necessary to capture, track, modify and report employee related electronic and physical data. HRIS data includes data on active employees, inactive employees such as terminated, term vested, deceased, and annuitants, and appropriate non-employee populations.

    [***]*

------------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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  G BENEFITS

    Benefits includes benefits strategy development, benefits plan design and administration, and communications of benefit programs to BPA employees. The function determines the appropriate competitive level and mix of benefits for BPA, including health and welfare plans, defined contribution plans, and defined benefit plans.

    [***]*

  H COMPENSATION

    Compensation is the development of compensation plans and strategies for BPA. The function ensures and administers the various compensation programs that range from basic pay, executive compensation, variable pay programs and other business-needs based pay schemes. Additionally, the function determines the appropriate competitive level and mix of base pay, short-term incentives and long term incentives.

    [***]*

  I EMPLOYEE RELATIONS

    Employee relations performs activities needed to keep a productive and committed workforce in place. Assuring a healthy work environment includes activities such as goal setting, diversity programs, employee complaint resolution, employee coaching/counselling and communicating workplace issues to interested groups of employees.

    [***]*

  J COMPLIANCE

    Compliance is the management of BPA's legal requirements and internal business policies across all HR processes.

    [***]*

  K VENDOR ADMINISTRATION

    Vendor administration is the process by which third party providers of HR or other related services to BPA are administered by Exult to ensure acceptable quality and price. Vendor selection, performance monitoring, service negotiation and vendor certification are all critical efforts. The administration of third party costs and allocation of these costs to the appropriate business entities are also included here.

    [***]*


------------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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  L PAYROLL

    Payroll processes include the collection of time and attendance data, management of employee earning and deductions, calculation of gross and net pay, and processing employee payments. Additionally, the payroll function will compute and file payroll related taxes, manage mandated deductions and perform the accounting transactions necessary to accumulate labour expenses at the detailed level including all general ledger interfaces.

    [***]*

  M EMPLOYEE DEVELOPMENT

    Employee development identifies employee development needs and ensures that these development needs are planned with the employee and the supervisor. Development tool construction, managing the execution of development, tracking employee development plans, and succession planning are all included.

    [***]*

  N RESOURCING/RECRUITING

    Resourcing/recruiting includes setting resourcing strategy, conducting workforce planning and performing the hiring process, which includes candidate pool solicitation, assessment, negotiation and orientation activities. Vendor administration, logistics and assessment of resourcing strategies are also included.

    [***]*

  O SEVERANCE

    Severance responsibilities include development of successful programs/policies to transition employees from BPA, policy definition, program development, impact modelling and program administration, selection of third party vendors for outplacement, and managing the cost of severance programs.

    [***]*

  P PERFORMANCE MANAGEMENT

    Performance management sets performance goal structures for BPA and develops the tools needed to assess employee/group performance against these goals. Management of the performance review process and reporting on the process outcomes are also responsibilities.

    [***]*

  Q DOMESTIC RELOCATION ADMINISTRATION

    Domestic relocation administration oversees the work involved in moving employees from one geographical location to another. Policy development, cost tracking, employee education and communication, third party administration and issue resolution all reside in this area.

    [***]*

  R HR INFORMATION TECHNOLOGY ("HRIT")

    "BPA IT Domain" shall mean the data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities operated and maintained by BPA and/or operated and maintained by third parties under Third Party Contracts managed by BPA.

    [***]*

------------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                               FRAMEWORK AGREEMENT


                                   SCHEDULE B


                                 SERVICE LEVELS




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                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

1  INTRODUCTION............................................................. 1

2  PRINCIPLES GOVERNING SERVICE LEVELS...................................... 1

3  PROCESS.................................................................. 1

4  SERVICE CREDITS.......................................................... 3



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                                   SCHEDULE B

                                 SERVICE LEVELS

1 INTRODUCTION

  This Schedule defines the principles and parameters governing the Service Levels, which shall be measured. This Schedule also describes how these Service Levels shall be established.

  There are two types of Service Levels that shall be defined, measured and reported for each Country Agreement:

  1.1  Key Performance Indicators ("KPIs"):

       (i) KPI Surveys - these measure the satisfaction of BPA employees and management with the Services that are provided by Exult;

       (ii) KPI Service Levels - Service Levels that must be met to avoid a significant financial or service impact to BPA;

  1.2 Reporting Service Levels ("RSLs") - these measure Exult's performance of the Services using a range of quantitative and qualitative Service Levels.

  Each Country Transition Plan shall define the process by which the Services shall be transitioned from the BPA Service Delivery Model to the Exult Service Delivery Model. Change Control Management shall be used to assess and agree to what changes shall be made to the Service Levels, including KPIs, to account for the impact of the Transition to Leveraged Operations.

  The process for initially establishing these Service Levels is described in
  Section 3, Process.

2 PRINCIPLES GOVERNING SERVICE LEVELS

  2.1 Service Levels shall be used to measure Exult's performance of the Services set out in the Agreement, Schedule A, Scope of Services.

  2.2 Service Levels shall be based on objective and clearly defined measurable criteria.

  2.3 A limited number of Service Levels shall be designated as KPIs.

  2.4 Service Levels shall be identified on a global basis and measured on a Country basis.

  2.5 Service Levels are designed to measure satisfaction, quality and cost issues that are clearly identifiable by the BPA Participating Affiliates business users.

  2.6 All Service Levels are subject to BPA and the BPA Participating Affiliates performing their obligations and responsibilities under this Agreement and the Country Agreement(s).

3 PROCESS

  Following the Commencement Date of each Country Agreement and before the Process Take On Date, the parties shall determine and agree the Service Levels that shall be included in Schedule B, Service Levels, of the Country Agreement. In addition, the appropriate measurement tools and reporting process for each Service Level shall be identified.


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  The timeframe to determine the Service Levels, the measurement tools and the reporting process shall be documented in the applicable Country Transition
  Plan.

  3.1 KPI Surveys

      3.1.1 An agreed upon Service Level metric shall be determined and implemented in accordance with the Country Transition Plan.

      3.1.2 Surveys shall then be conducted and measured against the KPI Survey metric and reported in accordance with the Service Performance Report obligation under the Country Agreement.

  3.2 KPI Service Levels

      3.2.1 With respect to the KPI Service Levels for Payroll and HRIT, as identified in each applicable Country Agreement, the parties shall agree on the applicable KPI Service Level metric prior to the Process Take On Date. Exult shall report on its performance of the Services in accordance with such KPI Service Level thereafter.

      3.2.2 With respect to the remaining KPI Service Levels, the parties shall agree on the applicable provisional KPI Service Level metric prior to the Process Take On Date. Exult shall measure and report its performance of the Services in accordance with such provisional KPI Service Levels for an agreed period of time, [***]*, in order to determine the appropriate KPI Service Level metric. After such period, the parties shall agree on the applicable KPI Service Level metric and Exult shall report on its performance of the services in accordance with such Service Level thereafter.

      3.2.3 To the extent that a KPI Service Level is not achieved due to any non-performance of or any other defect in any systems, hardware or other technical infrastructure, other than those systems, hardware or other technical infrastructure supplied or controlled by Exult under this Agreement, Exult Supplier shall have no liability for such failure to achieve the KPI Service Levels.

  3.3 Reporting Service Levels

      3.3.1 Once the measurement tools and the reporting process have been determined, the RSLs shall be measured and reported on an ongoing basis.

  3.4 Annual Service Levels Review

      3.4.1 Within 3 months of all Processes being transformed to Leveraged Operations, the Regional Governance Panel shall review Service Level metrics and shall determine and agree, through the Change Control Management process, revised Service Level metrics to reflect the benefits of Leveraged Operations.

      3.4.2 These Service Levels shall be reviewed and revised, through the Change Control Management process on an annual basis thereafter.

4 SERVICE CREDITS

  4.1 KPI Surveys and KPI Service Levels shall be subject to Service Credits as set out in Schedule C.

  4.2 Provisional KPI Service Levels and RSLs shall not be subject to Service Credits.

  4.3 A failure by the Exult Participating Affiliate to meet a KPI set forth in the applicable Country Agreement shall entitle the BPA Participating Affiliate to at its option: (i) recover a service credit as set forth in Schedule C and/or (ii) seek any other remedy set forth in the applicable Country Agreement.


--------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                               FRAMEWORK AGREEMENT


                                   SCHEDULE C


                              CHARGES AND INVOICING



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1  INTRODUCTION..............................................................  1

2  DEFINITIONS...............................................................  1

3  OVERVIEW..................................................................  4

4  CHARGING METHODOLOGY PRIOR TO THE GUARANTEED MINIMUM SAVINGS DATE.........  8

5  CHARGING METHODOLOGY FOLLOWING THE GUARANTEED MINIMUM SAVINGS.............  9

6  TRANSITION/TRANSFORMATION COSTS........................................... 15

7  CLIENT SERVICE CENTRE COSTS (CSC)......................................... 15

8  AGGREGATION OF TRANSITION/TRANSFORMATION AND CLIENT SERVICE CENTRE COSTS.. 16

9  CORPORATE OVERHEAD/CENTRE OF EXCELLENCE/DUE DILIGENCE TREATMENT........... 16

10 IT INVESTMENTS............................................................ 16

11 GAIN SHARING.............................................................. 16

12 CLASSIFICATION OF EXPENSE ITEMS SUBJECT TO MARGIN VERSUS PASS-THROUGH..... 19

13 THIRD PARTY REVENUE....................................................... 19

14 INVOICING................................................................. 19

15 TRANSFER OF ASSETS........................................................ 20

16 CONTRACT MINIMUMS......................................................... 20

17 INFLATION................................................................. 22

18 EARLY TERMINATION PAYMENT................................................. 22


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                                   SCHEDULE C

                              CHARGES AND INVOICING


1  INTRODUCTION

   This Schedule describes the methodology for determining the charges to be paid by BPA to Exult for the performance by Exult of its obligations under this Agreement as well as the associated processes for invoicing BPA for such charges.

2  DEFINITIONS

   Any capitalised terms that are not defined in this Schedule shall have the meanings assigned to them in the Agreement. The following terms shall have the meanings set out below:

   "ACTIVE SERVICED EMPLOYEE" shall mean any Serviced Employee who is currently employed during the period when the Services are measured.

   "ADDITIONAL RESOURCE CHARGES" or "ARCs" shall mean the incremental charges payable by BPA, in addition to the Base Charge for resource usage that exceeds the Resource Volumes.

   "ANNUAL WORK UNITS" represents the annual total IT Work Units performed by Work Type.

   "BPA" shall mean BPA or the Client where appropriate

   "BASE CHARGE" shall mean Exult's annual charge divided by 12 and invoiced monthly for the period commencing [***]* from the Baseline Validation and recalculated [***]*

   "BASELINE" shall mean the adjusted Initial Baseline as determined by Baseline Validation.

   "BASELINE GUARANTEE" means the minimum Initial Baseline and Baseline related to each Process taken on by Exult prior to the Guaranteed Minimum Savings Date as set out in Section 4.1. The Baseline Guarantee is [***]*

   "BASELINE VALIDATION" shall mean validation of the Initial Baseline to be completed by [***]*

   "BENEFITS" shall mean those benefits set out in Schedule A.

   "CENTRE OF EXCELLENCE COSTS OR COE COSTS" shall mean the actual costs related to the organisation within Exult identified as such which include the Exult subject matter experts and support staff. Functions staff will perform shall include:

   (i) Supporting complex inquiries and problem resolutions on calls to the Client Service Centre; or

   (ii) Assisting with the management of third party vendors in defining service levels and monitoring performance; or

   (iii) Assisting in the implementation of policy modifications and changes that come from BPA ; or

   (iv) Defining the continuous improvement and best practice trends per Process that are requirements of the Country Agreement.

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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   "CHANGE REQUEST CHARGES" shall mean the charges relating to the implementation of Changes authorised by BPA in accordance with Schedule L.

   "CLIENT HR COSTS" shall mean the Total Labour Related Costs required by BPA to provide the Embedded Services and HR services [***]*

   "CONTRACT MINIMUMS" shall mean the minimum monthly payments by BPA to Exult as referenced in Clause 23 of the Country Agreement and in accordance with this Schedule C.

   "CONTRACT MINIMUM YEAR" means each period of 12 months following the Guaranteed Minimum Savings Date.

   "CORPORATE OVERHEAD" shall mean Exult's general and administration costs.

   "DECREASES" means the items set out in Section 3.4.2.

   "DUE DILIGENCE COSTS" shall mean the costs incurred by Exult in accordance with Clause 4.6 of the Framework Agreement in carrying out the Due Diligence Exercise in the applicable Country.

   "EMBEDDED SERVICES" shall mean those HR functions to be retained or retained as the case may be by BPA.

   "EXULT" shall mean Exult, the Exult Participating Affiliate or the Exult Supplier where appropriate

   "EXULT ACTUAL COST" shall mean the sum of [***]*

   "GUARANTEED MINIMUM SAVINGS" shall mean the reduction to the Category A costs included in the Baseline calculated in accordance with Section 5.1.1 and Table C-5.1.1.

   "GUARANTEED MINIMUM SAVINGS DATE" shall mean [***]*

   "HR IT SERVICES" shall mean the costs for information technology services (as defined in Schedule A)

   "INCREASES" means the items listed in Section 3.4.2.

   "INITIAL BASELINE" shall mean the [***]*

   "INITIAL BASE CHARGES" shall mean the monthly charges calculated in accordance with Section 4.1 for [***]*

   "INITIAL RESOURCE VOLUMES" shall mean, with respect to the applicable Country, the initial estimated amount of resources utilised by BPA (such as the number of training classes or domestic relocations) and/or the number of Active Serviced Employees supported by BPA in the 12 month period prior to the Country Commencement Date.

   "KPI CREDIT" means the percentage subtracted from the applicable Exult gain share portion.

   "% OF KPI POOL" means the percentage used of the maximum Service Credits per year.


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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   "KPI PER EVENT CREDIT " means the percentage deducted for each missed Service
   Level from the % of KPI Pool for a specific KPI.

   "PASS THROUGH COSTS" shall mean those costs identified in the Country Agreement [***]*, including the cost of [***]*, BPA charge-ins including those relating to [***]*

   "REDUCED RESOURCE CHARGES" or "RRCs" shall mean the incremental credits payable to BPA for resource usage that is lower than the Resource Volumes.

   "RESOURCE UNITS" shall mean the units of measurement for the amount of Resource Volumes used within each Process.

   "RESOURCE VOLUMES" shall mean, with respect to the applicable Country, the estimated amount of resources utilised by BPA (such as the number of training courses, the number of attendees at training courses or domestic relocations) and/or the number of Active Serviced Employees required by BPA, annually from the Guaranteed Minimum Savings through the term of the Country Agreement.

   "RETURN ON COSTS" or "ROC" shall mean Exult's portion of gain share from providing Services in a Country divided by the Exult Actual Cost for Categories "A" and "B".

   "SERVICED EMPLOYEE" shall mean any BPA employee, former employee, or contractor that is supported by the Services.

   "TERM VESTED ANNUITANTS" means an individual, whom upon ceasing of employment with BPA was less than age 55 and had five (5) or more years of benefit accrual service under BPA's pension plan.

   "TOTAL LABOUR RELATED COSTS" shall mean the costs incurred by BPA in relation to HR employees or individual contractors including salaries and wages, payroll benefits and BPA employee taxes, contractors fees, pension, travel expenses, training, meetings and entertainment, office space and utilities, office expenses supplies and dues, desktop and communication services, relocation and expatriate expenses. Pension costs are only included to the extent that BPA is at the relevant Process Take On Date making contributions to the employees' pension plans.

   "TRANSFER/TRANSFORMATION COSTS" shall mean the costs set out in Section 6.

   "WINDING UP ASSISTANCE COSTS" shall mean the following costs associated with the transfer of the Services upon termination of the Country Agreement to BPA or a third party:

        (i)   [***]*

        (ii)  [***]*

3  OVERVIEW

   3.1  PRINCIPLES

        The main principles underlying the charging mechanism are as follows:

        3.1.1 Subject to Sections 5.1.3 (ARCs/RRCs), 17 (Inflation) and agreed Changes, Exult's charges shall not:

              (i)   [***]*

              (ii)  [***]*

              (iii) [***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        3.1.2 Exult's charges shall be based upon BPA's [***]* as appropriate, as described in Sections 4.1 and 5 of this Schedule C.

        3.1.3 The Exult Actual Cost in any year following the Guaranteed Minimum Savings Date [***]*, subject to the following adjustments:

              (i)   ARCs/RRCs (see Section 5.1.3)

              (ii)  Inflation (see Section 17)

              (iii) Charges for agreed Changes (see Section 5.1.9 and
                    Schedule L)

              (iv)  Project Charges (see Section 5.1.9)

        3.1.4 The Exult Actual Cost shall [***]*

        3.1.5 [***]*

        3.1.6 During the [***]* the parties will work together to ensure that all in-scope BPA employee costs are identified so that the Initial Base Charges calculated in accordance with Sections 4 and 5, [***]*

        3.1.7 From the Guaranteed Minimum Savings Date, and subject to agreed Changes, Force Majeure events, BPA performing its responsibilities under the applicable Country Agreement and the specific Process being taken on prior to the Guaranteed Minimum Savings Date.Exult shall provide Guaranteed Minimum Savings on the [***]* costs with respect to those Processes which have been taken onby the Guaranteed Minimum Savings Date and for subsequent Processes when taken on.

        3.1.8 It is Exult's intention to try to reduce the cost of Third Party Contracts transferred to Exult [***]*

   3.2  CATEGORIES OF COST

        The charging mechanisms will be based on cost categories related to the Services. [***]* BPA shall receive Guaranteed Minimum Savings, shown in Table C-5.1.1, from Exult [***]* costs to be determined as part of Baseline Validation.

   3.3  COUNTRY DUE DILIGENCE EXERCISE

        The Initial Baseline will be determined during the Country Due Diligence Exercise prior to signature of the relevant Country Agreement. [***]* For Countries apart from the U.S. and U.K., Country Due Diligence Exercises shall determine whether the Guaranteed Minimum Savings and Exult's Return can be achieved. [***]* The impact of any Withholding Taxes shall also be included in Exult's Return as set out in Clause 2.10 of the Framework Agreement.

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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   3.4  ESTABLISHING BASELINE COSTS

        3.4.1 Client HR Costs

              During the [***]*, BPA shall establish its total Client HR Costs including HR IT Services. For Countries other than the U.S. and U.K, the Client HR Costs shall be established by BPA during each Due Diligence Exercise. The Client HR Costs will be used to determine the actual [***]* cost savings realised by BPA as the result of the Process being taken on by Exult. [***]*, BPA will establish the numbers of HR staff and designate each staff member with the following categories:

              o In-Scope employees.

              o Embedded Services HR staff.

              o Staff associated with the merger and harmonisation of BP and
                Amoco.

              o Staff whose status is still to be determined.

              o Other staff associated with identified projects

              In order to establish the Total Labour Related Costs no HR personnel can be removed by BPA from the Client HR Cost without first being designated within one of the above five categories. Any dispute relating to the classification of HR personnel shall be determined by an Expert in accordance with Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).

              [***]*

              For Countries other than the US and UK, the Client HR Cost shall be established during the Country Due Diligence Exercise and each member of staff designated within the above four categories.

        3.4.2 Adjustments to Client HR Costs

              Once the Client HR Costs are established, BPA shall put in place financial controls and tracking mechanisms to allow BPA to track costs and for Exult to verify such costs on a monthly basis. The Client HR Costs shall be adjusted to take into account "Increases" or "Decreases" as set out below:

              A Increases

                Increases in costs shall include the following activities:

                o An increase in compensation or other Total Labour Related
                  Costs.

                o Temporary staff required to replace staff included as Client
                  HR Costs.

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                o Replacement (either temporary or full-time) staff to fill vacant positions for HR personnel initially included as Client HR Costs who leave BPA (or take a non-HR job within BPA) and who do not transfer to Exult prior to the applicable Process Take On Date.

                o Additional HR resources to handle expansions and/or changes to
                  BPA's business requirements and or activities.

                o Anticipated adjustments agreed by parties.

              B Decreases

                Decreases in costs shall include decreases not caused by Exult taking on the Services:

                o Savings in providing Embedded Services resulting from
                  non-Exult activities such as using one HR advisor across more than one business unit where two or more advisors were used previously.

                o Savings as a result of a reduction in services provided by
                  Embedded Services staff such as the elimination of Organisational Developmental services at a particular business unit.

                o Continuous improvement in the way Embedded Services are
                  provided such as the restructuring of functions to consolidate staff.

                o Divestitures.

                o Replacement of Embedded Services staff with less expensive staff.

                o Savings related to the harmonisation and merger of BP and
                  Amoco. Such savings include, but are not limited to, the transition to a single US payroll system.

                In the event of a dispute arising out of the classification of a Decrease in cost as not having been caused by Exult taking on the Services, the matter shall be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure). Unless the parties agree otherwise, all cost Decreases not classified as Decreases not caused by Exult taking on the Services shall form part of the [***]* cost savings realised by BPA as the result of Exult taking on the Process.

                The remaining Client HR Costs [***]* shall be considered to be the cost of providing Embedded Services.

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        3.4.3   Baseline Validation

                Baseline Validation will commence once the final Process Take On Date has occurred and prior to [***]* to establish the actual Baseline to be used for the remaining term of the Country Agreement. Baseline Validation will establish the Baseline and resultant Base Charge to be applied following the Guaranteed Minimum Savings Date.

                The Baseline Validation shall cover those items included in the Due Diligence Exercise as well as other costs or items the are identified subsequent to the Due Diligence Exercise. Baseline Validation shall also include validation of the remaining Client HR Costs including the merger and harmonisation costs associated with BP and Amoco. Exult shall have the option to carry out an audit at its own cost on the Client HR Costs established during Baseline Validation. Any disagreements about the findings of this audit may be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).

          3.4.4 [***]* Cost Validation

                 (i)  Principles relating to costs

                      [***]*

                      (a) Exult will use technology to assist it in providing
                          the Guaranteed Minimum Savings

                      (b) Exult intends to automate relevant transactional
                          processes and allow BPA employee access through the implementation of internet-enabled HR support by using Client Service Centres (including the integration of HR transactional processing support), knowledge and case management, workflow and data warehousing technology;

                      (c) Exult's use of technology will continue to evolve as
                          opportunities to use technology effectively are identified during the term of the Country Agreement;

                      (d) Exult shall not unreasonably be prevented from using
                          technological innovations;

                      (e) as a result of Section (a) to (e) above, [***]*

                3.4.5 [***]* Charges

                      [***]*

                3.4.6 [***]* Validation

                      The [***]* costs for BPA (which are based upon the budget provided by BPA) and Exult's budgeted [***]* costs shall be validated as part of the Baseline Validation. To the extent that the merger and harmonisation of BP and Amoco has not been completed by the completion date for the Baseline Validation an estimate for the anticipated impact of any remaining merger and harmonisation activity will be


------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                      agreed and included in the Baseline Validation and such
                      estimate will be subject to further validation on the completion of the merger and harmonisation activity. Both parties shall make reasonable efforts to validate these actual and budgeted costs. This shall include, where possible, the parties comparing individual cost items on a like-for-like basis. BPA's [***]* costs will need to be adjusted to match the changes in technology used by Exult to deliver the Services in order to achieve this like-for-like comparison.

                      If the parties disagree with this comparison of [***]* costs, the matter shall be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).

                3.4.7 Resource Volumes

                      Prior to the Process Take On Date the Resource Volumes for the relevant process shall also be established.

                3.4.8 [***]* Costs

                      [***]* Costs shall also be validated as part of the Baseline Validation. The [***]* Costs shall go through a review process to establish an agreed cost projection from the third month following the Country Commencement Date until the end of month fourteen. [***]* Costs shall be tracked by Exult and reconciled with BPA [***]* month following the Country Commencement Date.

4 CHARGING METHODOLOGY PRIOR TO THE GUARANTEED MINIMUM SAVINGS DATE

  Prior to the Guaranteed Minimum Savings Date and following the first Process Take On Date, charges from Exult shall be based on the Initial Base Charges.

  4.1 CALCULATION OF THE INITIAL BASE CHARGES

      Prior to the signature of each Country Agreement, Exult shall provide the Baseline Guarantee for each Process. BPA shall pay to Exult following each Process Take On Date the Initial Base Charges which shall be an amount equal to [***]*

      During Baseline Validation, the parties will reconcile the amounts invoiced in relation to each Process and the actual [***]* cost savings realised by BPA relating to that Process being taken on by Exult. If such actual costs are found to be:

      (i) greater than the amounts invoiced by Exult, Exult shall submit an invoice for the difference (actual [***]* cost savings less the invoiced amount) .

      (ii) less than the amounts invoiced by Exult, but greater than the Baseline Guarantee, Exult shall issue BPA a credit on the following month's invoice for the difference (invoiced amount less the actual [***]* cost savings).

      (iii) less than the amount invoiced by Exult and the Baseline Guarantee, Exult shall issue BPA a credit on the following month's invoice for an amount equal to the difference between the invoice amount and the Baseline Guarantee.

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                                   TABLE C-4.1

                      BASELINE GUARANTEE FOR THE US AND UK

                                     IN USD

   [***]*

   Where the parties agree, the Baseline Guarantee for each Process may be changed to reflect actual cost so long as the aggregate of all Processes within the Baseline Guarantee for the U.S. and U.K. is equal to the [***]*

   If a Process is taken on prior to the completion of the Client HR Costs, the Initial Base Charges shall be equal to the Baseline Guarantee and reconciled at the end of the year for applicable costs exceeding the Baseline Guarantee.

   If a Process Take On Date is extended for more than 30 days, the parties shall establish a panel with equal number of members from each party to meet over a period of 30 days in order to decide the cause for such delay. [***]*

   Where the parties cannot agree which party caused a particular Process Take On Date to be delayed, a payment or credit can still be agreed by the panel although either or both parties may reserve the right to review the cause for any such delays during Baseline Validation and to refer any such disputes to the Informal Dispute Resolution Procedure pursuant to Clause 24.1 of the Framework Agreement, and if the parties are still unable to resolve such dispute, the matter shall be referred to an Arbitrator pursuant to Clause
   24.3 of the Framework Agreement.

5  CHARGING METHODOLOGY FOLLOWING THE GUARANTEED MINIMUM SAVINGS

   From the Guaranteed Minimum Savings Date until the termination or expiry of the Country Agreement, BPA shall pay to Exult the greater of the Baseline Guarantee and the Baseline (both of which shall be subject to Guaranteed Minimum Savings). The Baseline Guarantee and Baseline charges shall be subject to Contract Minimums in each Country.

   [***]*

   BPA's actual usage/counts of the Resource Volumes shall be measured and reported by Exult [***]* Exult shall calculate and apply the ARC/RRC adjustments, Service Credits and gain sharing adjustments.

   5.1  GUARANTEED MINIMUM SAVINGS CALCULATION

        5.1.1 The Guaranteed Minimum Savings shall apply to the [***]* charges in the Baseline in accordance with Table C-5.1.1. The Guaranteed Minimum Savings for [***]* will be calculated [***]* during Baseline Validation.

                           GUARANTEED MINIMUM SAVINGS

                                  TABLE C-5.1.1

        [***]*

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        [***]*

        For the Guaranteed Minimum Savings to apply in respect of a Country, and provided that Exult has not delayed BPA, BPA must give notice [***]* to Exult that it wishes to receive the Services in that Country.

        [***]*

        5.1.2 Adjustments to Base Charge

              (i) The Base Charge shall be adjusted during the last month of each Contract Minimum Year to determine:

                    [***]*

              (ii) During the last month of each Contract Minimum Year the Base Charge shall be adjusted prior to the gain share claculation as follows:

                    (a) any increase or decrease in the Resource Volumes and the
                        IT Work Unit Volumes that has occurred during the Contract Minimum Year; and

                    (b) to reflect an increase or decrease in the cost of
                        providing any new services or modifying the Services agreed in accordance with the Change Control Management process.

              (iii) The Base Charge for the following Contract Minimum Year shall be calculated by adjusting the Base Charge as follows:

                    [***]*

        5.1.3 ARCs/RRCs

              ARCs will be used when the actual Resource Volumes in the current year exceed the upper threshold for Resource Volumes for the previous year. ARCs will be calculated by [***]*

              RRCs will be used when the actual Resource Unit in the current year is less than the lower threshold for Resource Volumes for the previous year. RRCs will be calculated by [***]*

              The ARC and RRC thresholds shall be established as part of the Baseline Validation.

              ARCs and RRCs will be reconciled and invoiced on an annual basis. ARCs and RRCs unit rates will be subject to inflation adjustments in accordance with Section 16.

              The ARC unit rates shall be agreed between the parties no later than the commencement of the Guaranteed Minimum Savings Date and will be [***]* The RRC unit rates will be agreed between the parties no later than the commencement of the Guaranteed Minimum Savings Date and will be [***]* For example, [***]*

------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        5.1.4 Resource Units

              The Resource Units identified below are intended to provide the proper measurement of usage for the Services and allow for a reasonable means to gather data. The Resource Units may be changed based on agreement between the parties at any time during the term of the Country Agreement.

              [***]*

        5.1.5 Charges Based on the Average Number of Active Serviced Employees or Term Vested Annuitants and number of Active Serviced Employees

              Charges based on the average number of Active Serviced Employees include the following functions:

              [***]*

              Charges based on the average number of Active Serviced Employees and Term Vested Annuitants shall include Benefits.

              The relevant employee database will be used to track Active Serviced Employees and Term Vested Annuitants as the master repository for Active Serviced Employee and Term Vested Annuitants information. When an Active Serviced Employee or Term Vested Annuitants is added or removed, the relevant employee database will be updated with this information. Charges based on the average number of Active Serviced Employees and Term Vested Annuitants will be derived from the weighted average number of Active Serviced Employees supported in BPA . Weighted average will be calculated by taking the number of Active Serviced Employees and Term Vested Annuitants (where applicable) for both the first and last day of the month and dividing by two (2).

              In addition to the Resource Volumes for Active Serviced Employee, HR Information Services will have limitations on the number of reports (as these requests will come through HR Information Services in support of multiple Processes). This will be dependent upon the level of staffing. Reports shall be included in the IT Work Units structure (as defined in Section 5.2.4 below) determined during Baseline Validation.

              In order to ensure that Exult can implement desired Process improvements and gain sharing while still providing flexibility in meeting BPA's needs, Payroll will be subject to two additional measurements beyond the Active Serviced Employee measurement. Manual cheques will be subject to a surcharge of [***]* per cheque and off-cycle Payroll runs shall be subject to an agreed surcharge.

        5.1.6 Service Charge Adjustments Based on the Average Number of Active Serviced Employees and Term Vested Annuitants

              If the weighted average actual number of Active Serviced Employees or Term Vested Annuitants varies above the Resource Volumes by [***]* then an

------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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              adjustment to the Base Charge shall be calculated. ARCs and RRCs shall be based on the entire variance from the Resource Baseline Volumes. Should the actual Active Serviced Employees and Term Vested Annuitants (where applicable) vary from the Resource Volume by [***]*, the parties will agree upon an equitable adjustment to the Base Charge.

        5.1.7 Charges Based on Direct Usage

              Charges based on the direct usage of each Process include the following functions:

              [***]*

        5.1.8 Adjustments to the Charges Based on Direct Usage

              Should the direct usage count vary from the Resource Volumes by [***]*, then an adjustment to the Base Charge shall be calculated. ARCs and RRCs adjustments shall be based on the entire variance from the Resource Volumes. If the parties agree [***]* is not the appropriate threshold to trigger an ARC or RRC adjustment, the threshold may change subject to agreement by both parties. Should the actual usage vary from the Resource Volume by [***]*, the parties will agree upon an equitable adjustment to the Base Charge. For those Processes based on number of standard reports, these Processes will be grouped together for ARC and RRC adjustments as they will not be identified by Process when a request for a report is placed by BPA.

        5.1.9 Project Charges

              For each Project identified in Schedule H, the charges for such Project will be agreed by the parties and set out in the applicable Project Statement. Unless otherwise agreed, Project Charges shall be based on a [***]* For services added that are not part of this Country Agreement and that continue for the duration of the Country Agreement, these services shall be handled through Change Control Management.

       5.1.10 Out-Of-Pocket Expenses

              BPA will reimburse Exult for out-of-pocket expenses as part of requests outside of Services. These out-of-pocket are:

              (i)  Project related travel expenses approved by BPA.

              (ii) Any other expenses approved by BPA.

   5.2  [***]*

        In addition to the charges shown in Section 5.2, other [***]* items which Exult and BPA determine may be classified as [***]* during the term of the Country Agreement through the Change Control Management procedure.

        5.2.1 [***]*

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        5.2.2 [***]*

        5.2.3 [***]*

        5.2.4 Information Technology Work Units (IT Work Units)

              Exult shall, in accordance with the IT Work Unit methodology perform modifications, enhancements, changes, and installations to comply with regulatory or trade union requirements and changes as disclosed to Exult by BPA. Exult shall support regulatory reviews, audits, compliance assessments, and related data gathering in a responsive time frame as required by regulators. BPA acceptance testing and final approval shall be required prior to implementation of such regulatory compliance.

              Exult shall, in accordance with the IT Work Unit methodology, perform installation of upgrades and new releases issued by the vendors of third party applications software. Unless BPA directs otherwise, Exult shall install and upgrade such software so as to remain within one generation of the then-current maintenance release. Exult shall notify BPA in writing within a reasonable time prior to undertaking any such upgrade or installation. Exceptions to this approach shall be mutually agreed and shall be based on an assessment of risk and value associated with implementing the new release. Exult shall not upgrade third party applications software if Exult notifies BPA that such an upgrade shall have no value or an adverse impact on BPA and, after receiving such notification, BPA decides not to proceed with such upgrade.

              Exult shall, in accordance with the IT Work Unit methodology, perform small enhancements to the computer applications. Exult shall perform small enhancement as requested and prioritized by BPA. Exult shall perform small enhancements to the computer applications portfolio.

        5.2.5 IT Work Unit Volumes

              Exult and BPA shall consider the [***]* as the period to develop the IT Work Unit algorithm and underlying assumptions. During this period the natural rate/size unit and the size requested metrics shall be collected. The parties intend that the basis shall reflect the quantity of regulatory changes, trade union contract changes, upgrades and small enhancement work required to be performed by Exult [***]* To the extent that any review of the IT Work Unit calculation algorithm generally determines that this intention is not being effectuated, the algorithm (or other aspects of the approach, as applicable) shall be adjusted as necessary. The reviews in subsequent years shall use each preceding year as the baseline.

              The format for representing the volume of IT Work Units is represented in the following table. This catalogue is subject to mutually agreed upon adjustments resulting from the IT Work Unit review process described above.


------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                           CATALOGUE OF BPA WORK TYPES


                                          NATURAL SIZE        NUMBER          WORK UNIT/       ANNUAL
             WORK TYPE                        UNIT           REQUESTED        SIZE UNIT      WORK UNITS
        ------------------                ------------       ---------        ----------     ----------
        Regulatory

        Changes (Small)

        Regulatory Changes
        (Medium)

        Regulatory Changes (Large)

        Union Contract Changes

        Small Enhancements

        Upgrades

        YEAR 1 TOTAL

        5.2.6 Definition of IT Work Unit Terms:

              "WORK TYPE" is a means to provide for a categorisation of the types of work that can be requested and is included in the IT Work Unit approach (eg, regulatory changes, small enhancements, upgrades).

              "NATURAL SIZE UNIT" is a means to define the size unit that best fits the work type that is discernible and measurable and can be audited. An IT organisation performs many different work types and each has its own "natural" sizing measure (eg, lines of code, function points, flat rate, Primitive Value).

              "PRIMITIVE VALUE" or "PV" represents the throughput necessary to complete the types of work in the BPA catalogue.

              "NUMBER REQUESTED" represents the total number for the Work Type Natural Size Unit for the year. In a Work Type where the Natural Size Unit is Primitive Value the Number Requested represents the number of the Work Types completed in a year.

              "WORK UNIT/SIZE UNIT" represents the IT Work Units computed for the Work Type.

              "ANNUAL WORK UNITS" represents the total IT Work Units performed by Work Type.

              "IT WORK UNITS" represents the base standard for measuring the work performed by Exult HRIT staff in making specific HRIT application systems changes calculated in accordance with the IT Work Unit algorithm developed pursuant to Section 5.2.5.


------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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   5.3  [***]*

        [***]* Costs will be subject to an annual review between BPA and Exult. The specific contracts will be identified and projections for the subsequent 12 months will be made for each contract. Both parties shall agree to the projected costs. [***]*

6 TRANSITION/TRANSFORMATION COSTS

  Costs relating to the transfer of the Services from BPA to Exult incurred by Exult after the relevant Country Commencement Date and prior to the relevant Process Take On Date [***]*

7 CLIENT SERVICE CENTRE COSTS (CSC)

  Client Service Centre costs are included in the [***]* charges as set out below.

  On an annual basis following the Guaranteed Minimum Savings Date through the term of the applicable Country Agreement, the charges will be based on [***]*

  The Client Service Centre costs will include all staffing expenses, facility related expenses, management expenses related directly to the Client Service Centre, hardware and software expenses, lease expenses, finance charges, amortisation and depreciation, supplies and third party services related to the Service Centres. IT related costs that support multiple customers shall be included as well in the aforementioned categories. Client Service Centre costs will be allocated to the appropriate [***] Processes.

                                   TABLE C-7.1

                 CLIENT SERVICE CENTRE COSTS MAXIMUM ALLOCATION

                                     IN USD

   [***]*

8  AGGREGATION OF TRANSITION/TRANSFORMATION AND CLIENT SERVICE CENTRE COSTS

   By agreement at the time not to be unreasonably withheld, with respect to the maximum allowed costs for Transition/Transformation in Section 6 and Client Service Centres in Section 7, Exult shall be allowed to [***]*

9  CORPORATE OVERHEAD/CENTRE OF EXCELLENCE/DUE DILIGENCE TREATMENT

   Corporate Overhead costs will be recovered from available gain share before gain share is distributed. Following the Guaranteed Minimum Savings Date, Corporate Overhead for the U.S. and U.K. will be allocated at the lesser of:

   [***]*

   For the U.S. and U.K. Due Diligence, [***]*

   Exult Centre of Excellence (COE) costs [***]*

   The Corporate Overhead/COE/Due Diligence costs allocation methodologies on actuals may be changed subject to agreement between the parties.

------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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10 IT INVESTMENTS

   IT Investments shall fall into two types. The first type shall consist of those IT investments authorised by BPA. [***]* The second type shall consist of those IT investments that are intended to be for the benefit of multiple Exult clients. [***]*

   If the second type of investment will result in the Exult Actual Cost for [***]* exceeding the [***]* cost in the Baseline, Exult shall obtain approval from BPA, such approval not to be unreasonably withheld, prior to making such investment.

   [***]*

11 GAIN SHARING

   BPA and Exult shall participate in a gain sharing exercise for [***]* and [***]* items. Gain sharing can only apply to [***]* once Guaranteed Minimum Savings have been realised. The Base Charge and Exult's actual costs for [***]* and [***]* shall be used in quantifying the total amount of gain sharing to be allocated between BPA and Exult. Each charge Category will be handled differently under this gain sharing arrangement. [***]*

   11.1 GAIN SHARING METHOD BY CATEGORIES

        To determine the applicable gain share, Exult's Actual Costs for [***]* and [***]* items will be subtracted from the applicable Base Charge for the preceding 12 months. Exult's, costs for Corporate Overhead, Charge-Ins from BPA, COE and Amortisation of Due Diligence will be subtracted from the amount available for gain share. The remaining amount will be subject to gain share distribution. Gain sharing for [***]* and [***]* will start from [***] and at the end of every 12-month period thereafter to determine the applicable gain share.

        [***]* Following the Guaranteed Minimum Savings Date, [***]* gain share will be subject to gain share distribution.

        The method for gain sharing calculation shall be as follows:

        (i) If the Exult Actual Cost for [***]* and [***]* is less than the Base Charge for [***]* items, then those savings (Base Charge minus Exult Actual Costs for [***]* and [***]*) will be subject to adjustments and subsequently the Gain Sharing Distribution Matrix shown below in Tables C-11.2.1 and C-11.2.2. The levels of distribution that determine the proportion of gain share are shown as part of the Distribution Matrices.

        (ii) If the actual [***]* costs are less than the budgeted [***]* costs (Budgeted [***]* cost - Actual [***]* cost) then those savings shall be subject to the Gain Sharing Distribution Matrix shown below in Tables C-11.2.1 and C-11.2.2


------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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   11.2 GAIN SHARING DISRIBUTION MATRIX

        The Gain Sharing Distribution Matrix will be used to determine the proportion of savings to be split between BPA and Exult resulting from the calculation of the amount available for gain sharing. [***]* The gain share will begin with the first level of distribution and proceed to the next level until the amount available for gain share has been fully distributed.

        GAIN SHARING DISTRIBUTION MATRIX-NO SERVICE CREDITS TO BPA

                                 TABLE C-11.2.1

[***]*

        11.3 GAIN SHARING EXAMPLE

        Table C-11.3 below is an example of the gain sharing calculation amount and distribution.

[***]*

        11.4 SERVICE CREDITS CALCULATION

        KPIs are Service Levels that, when missed, are subject to Service Credits. Service Credits for KPIs will be weighted in accordance with Schedule B of this Agreement and will adjust the gain sharing distribution between BPA and Exult. The Service Credits shall be calculated on a Client Service Centre basis as part of gain sharing and credited to the respective Countries (as advised by BPA) on an annual basis.

        The formula for calculating the Service Credits for Exult's failure to achieve any one of the seven KPIs is set out below. The total amount determined from the service credit calculations for all KPIs shall be subtracted from Exult's gain share portion prior to Service Credits. The net result shall equal Exult's gain share portion after Service Credits. [***]*

        The calculation of Service Credits will be by KPI Process. Any unutilised credits in the KPI Pool at the end of any year following the Guaranteed Minimum Savings Date cannot be carried forward to the succeeding year. [***]*

                   SERVICE CREDITS CALCULATION METHOD EXAMPLE

                                  TABLE C-11.4

[***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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12 CLASSIFICATION OF EXPENSE ITEMS SUBJECT TO MARGIN VERSUS PASS-THROUGH

   12.1 EXULT ACTUAL COST

        The following costs shall be subject to margin as part of gain sharing:

        [***]*

   12.2 OTHER COSTS

        The following costs shall not be included in the Exult Actual Cost:

        [***]*

13 THIRD PARTY REVENUE

   Where the parties agree that third parties are permitted to market services to BPA employees using Exult's Web-enabled HR services portal, [***]*

14 INVOICING

   14.1 Invoices for Base Charge and the Initial Base Charges as applicable will be submitted monthly in advance on the first day of each month. All other charges including [***]* will be invoiced in arrears on the first day of the subsequent month. Invoices will provide details of each Base Charge and such supporting information as BPA may reasonably require and will be in the Country's local currency. For those Processes delivered in a Client Service Centre not sited in the Country being invoiced, Exult will convert the cost of those items not invoiced in the local currency using a fixed exchange rate established on each anniversary of the Country Commencement Date. At the end of each year of the Agreement, the invoice amounts will be recalculated using the actual month end exchange rates for the period and a credit or invoice, as appropriate, will be issued to BPA. In addition, at the end of the year, all adjustments including ARCs and RRCs, gain sharing and Service Credits will be made and invoiced or credited in the subsequent month. BPA shall inform Exult how gain sharing and Service Credits are to be distributed between Countries.

   14.2 The ARC and RRC adjustments, inflation adjustments, and BPA's portion of gain share from the previous year will be used going forward to calculate Base Charge for the following year subject to end of year reconciliation in accordance with Section 5.1.2

   14.3 Payments are due within [***]* of receipt of any invoice by BPA. Interest for late payments will be charged at the rate of [***]*

   14.4 If as a result of any audit carried out in accordance with the terms of a Country Agreement it is discovered that BPA has been overcharged, Exult shall pay an amount equal to

        [***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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15 TRANSFER OF ASSETS

   As agreed between BPA and Exult, BPA's existing assets and management of these assets may transfer to Exult as part of the Services that Exult will provide to BPA. [***]*

16 CONTRACT MINIMUMS

   16.1 Contract Minimums for each Contract Minimum Year shall be established in accordance with Clause 18 of the Framework Agreement.

   16.2 The Contract Minimum for the initial Contract Minimum Year shall be a sum equivalent to [***]*

   16.3 Within [***]*, BPA may give Exult [***]* written notice of a proposed reduction in the Contract Minimum to take account of specified reductions in BPA's requirements for Services. These reductions shall reflect material changes in BPA's business operations or structure including those caused by Significant Changes.

   16.4 This Section 16 applies to situations which result in an actual reduction in BPA's requirement for Services and, for the avoidance of doubt, BPA may not assume responsibility internally for services equivalent to the Services or appoint a third party to provide services equivalent to the Services pursuant to the terms of this Section 16.

   16.5 [***]* prior to the end of each Contract Minimum Year, the Regional Governance Panel shall meet to assess the impact, including the impact on the Charges for the then current Contract Minimum Year, of the reductions in BPA's requirements for Services arising from the events identified in a notice served in accordance with Section 16.3 above. As appropriate, and subject always to Section 16.6 below, the Regional Governance Panel shall agree a decrease in the Contract Minimum for the succeeding Contract Minimum Year which is proportionate with the actual reduction in Charges arising from the events.

   16.6 [***]*


------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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                                  TABLE C-16.1

                            CONTRACT MINIMUMS EXAMPLE

[***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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17 INFLATION

   All Base Charges shall be adjusted annually in arrears by a recognised index in each Country for [***]*

   For the UK, inflation will be measured by the index of Average Earnings shall be used for all non-IT staff and the New Earnings Survey (software and consultancy) for IT staff.

   For the USA, inflation will be measured by the Bureau of Labor and Statistics (not seasonally adjusted) employment Cost Index (ECJ) for total compensation, private industry workers, service producing industries increases from the previous year.

   The adjustment for inflation for [***]* and [***]* charges and associated ARCs and RRCs unit rates shall be subject to the percentage of Total Labour Related Costs going to Exult as shown in Table C-5.1.1.

   [***]*

   Exult's Actual Cost for [***]* and [***]* for allowing increases with respect to cost increases greater than inflation, shall be set and measured at 90 days following the final Process Take On Date.

18 EARLY TERMINATION PAYMENT

   18.1 Termination for convenience shall be calculated as:

        o  [***]*

        o  Winding Up Assistance Costs; and

        o  Remaining amortisation of Exult's Due Diligence Costs; and

        o  the remaining book value for the Assets as follows:

           [***]*

           [***]*

        o Redeployment costs of staff and equipment (to remove from BPA's sites) that have not been transferred to BPA; and

        o Remaining obligations for Third Party Contracts including but not limited to outstanding loans and financing costs related to such contracts as follows:

           [***]*

   18.2 Termination for Change of Control shall be calculated as:

        o  Winding Up Assistance Costs; and

        o  Remaining amortisation of Exult's Due Diligence Costs; and

------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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        o  The remaining book value for the Assets as follows:

           [***]*

        o Redeployment costs of staff and equipment (to remove from BPA's sites) that have not been transferred to BPA; and

        o Remaining obligations for Third Party Contracts including but not limited to outstanding loans and financing costs related to such contracts as follows:

           [***]*

   18.3 Termination for Cause by BPA shall be calculated as follows:

        o  Winding Up Assistance Costs; and

           [***]*

   18.4 Termination for a Key Country (U.S. or U.K.) - the payments for the remaining Countries shall be calculated as follows:

        o  Winding Up Assistance Costs; and

        o  Remaining amortisation of Exult's Due Diligence Costs; and

        o  The remaining book value for the Assets as follows:

           [***]*

        o Redeployment costs of staff and equipment (to remove from BPA's sites) that have not been transferred to BPA; and

        o Remaining obligations for Third Party Contracts including but not limited to outstanding loans and financing costs related to such contracts as follows:

           [***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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                               FRAMEWORK AGREEMENT


                                   SCHEDULE G


                                 TRANSITION PLAN




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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1 INTRODUCTION.............................................................   1


2 DUE DILIGENCE EXERCISE OVERVIEW..........................................   1


3 PRINCIPLES FOR DETERMINING GLOBAL DUE DILIGENCE EXERCISE AND
  COUNTRY TRANSITION PLANNING ACTIVITIES...................................   1


4 ILLUSTRATIVE GLOBAL DUE DILIGENCE SCHEDULE...............................   2


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                                   SCHEDULE G

                                 TRANSITION PLAN

1  INTRODUCTION

   This Schedule addresses the following issues:

   1.1 Due Diligence Exercise Overview - The general concept behind the Due Diligence Exercise.

   1.2 Due Diligence Exercise Approach - The guideline is for a sixty day Due Diligence Exercise to be performed for each applicable Country, concluding with signing of the Country Agreement.

   1.3 Principles for determining Global Due Diligence Exercise and Country Transition Planning Activities Rational to determine the Country sequencing and timing for inclusion into the Agreement.

   1.4 Global Due Diligence Exercise schedule - Schedule showing timing of the specific Country Due Diligence Exercise as agreed between both parties.

   1.5 Completion of post implementation review and incorporation of lessons learned.

2  DUE DILIGENCE EXERCISE OVERVIEW

   The Due Diligence Exercise will be conducted in a consistent manner and is comprised of the following key milestones: [***]*

3 PRINCIPLES FOR DETERMINING GLOBAL DUE DILIGENCE EXERCISE AND COUNTRY TRANSITION PLANNING ACTIVITIES

   3.1 Exult and Exult Participating Affiliates and BPA and BPA Participating Affiliates shall agree to a countries readiness to commence Due Diligence and shall make a recommendation to the Regional Governance Panel on how to proceed.

   3.2 The schedule for Country Due Diligence and transition shall be primarily determined based on the size of the active and in-active employee base and applicable non-employee population and the Country specific HR organisation.

   3.3 Exult and Exult Participating Affiliates and BPA and BPA Participating Affiliates shall assess a country's readiness for delivery, with particular attention given to a country's technology and application infrastructure.


--------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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--------------------------------------------------------------------------------

4  ILLUSTRATIVE GLOBAL DUE DILIGENCE SCHEDULE


---------------------------------------------------------------------------------------------------------------
                                       2000                            2001                           2002
     PRIMARY                  ----------------------  ----------------------------------------  ---------------
    SCHEDULING                JUN-   AUG-   OCT-   DEC-   FEB-   APR-   JUN-   AUG-   OCT-   DEC-   FEB-   APR-
    PRINCIPLES    COUNTRY     JUL    SEP    NOV    JAN    MAR    MAY    JUL    SEP    NOV    JAN    MAR    MAY
---------------------------------------------------------------------------------------------------------------
    SCHEDULE     COUNTRY A
     BASED
      UPON       COUNTRY B
    "TOTAL
    EMPLOYEE"    COUNTRY C
     COUNT
                 COUNTRY D

                 COUNTRY E

                 COUNTRY F

                 COUNTRY G

                 COUNTRY H

                 COUNTRY I
  -------------------------------------------------------------------------------------------------------------
    SCHEDULE     COUNTRY J
     AGREED
    BETWEEN      COUNTRY K
    PARTIES
                 COUNTRY L

                 COUNTRY M

                 COUNTRY N

                 COUNTRY O

                 COUNTRY P

                 COUNTRY Q

                 COUNTRY R

                 COUNTRY S

                 COUNTRY T

                 COUNTRY U

                 COUNTRY V

                 COUNTRY W

                 COUNTRY X

                 COUNTRY Y

                 COUNTRY Z

                 COUNTRY AA

                 COUNTRY AB

                 COUNTRY AC

                 COUNTRY AD

                 COUNTRY AE

                 COUNTRY AF

                 COUNTRY AG
---------------------------------------------------------------------------------------------------------------

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
                                   SCHEDULE K

                          FORM OF THE LETTER OF CREDIT

To:


Attention:
cc:

Date:


Dear Sirs:

Irrevocable Standby Letter of Credit No.
Date:
Amount:

We are informed that you have entered into a framework agreement dated 1999 (as
amended from time to time (    ) with Exult, Inc. (     )/(the "FRAMEWORK
AGREEMENT") under which the Account Party will provide or procure its affiliates to provide certain human resources management services to the Beneficiary and certain of its affiliates.

We are informed that there are terms in the Framework Agreement requiring that the Beneficiary receives a duly executed irrevocable Standby Letter of Credit with a limit of the Maximum Liability (as defined below) to secure the performance and compliance by the Account Party of its obligations under the Framework Agreement.

1   By order and for account of the Account Party, we (      ) (the "ISSUER"),
    hereby open this Irrevocable Standby Letter of Credit in favour of the
    Beneficiary for the amount of up to [     ] million US Dollars ($      )
    in accordance with paragraph 4 below (the "MAXIMUM LIABILITY").

2 The Issuer unconditionally and irrevocably agrees with the Beneficiary that, within 10 Business Days after receipt by the Issuer of a written Demand on us in the form set out in Appendix 2, it will pay to the Beneficiary, in accordance with and subject to the terms of this Irrevocable Standby Letter of Credit and such Demand, the amount which is demanded for payment in the Demand, provided that such amount, when aggregated with all other amounts paid by the Issuer under this Irrevocable Standby Letter of Credit, does not exceed the Maximum Liability.

3 Multiple drawings are permitted under this Irrevocable Standby Letter of Credit, provided that the total of all amounts paid by the Issuer under this Irrevocable Standby Letter of Credit shall not exceed the Maximum Liability.

4 All payments to be made by the Issuer under or as contemplated by this Irrevocable Standby Letter of Credit shall be made free and clear of and without deduction of any taxes, levies, duties, charges, fees, deductions or withholding of any nature and shall be made without any set-off or counterclaim.

5 This Irrevocable Standby Letter of Credit shall automatically terminate on [DATE THAT IS TWO YEARS FROM DATE OF ISSUANCE].


--------------------------------------------------------------------------------
                                       1

6 This Irrevocable Standby Letter of Credit sets forth in full the Issuer's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except to the Uniform Customs (as defied below) and any such reference shall not be deemed to incorporate herein any document, instrument or agreement.

7 This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documented Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UNIFORM CUSTOMS").

8 This Irrevocable Standby Letter of Credit including Exhibits and Schedules hereto shall be deemed to be made under the laws of the State of New York and, as to matters not addressed by the Uniform Customs, is governed by the laws of New York State and, for the avoidance of doubt, the Issuer hereby knowingly and willingly waives Section 5-112 of the New York Uniform Commercial Code.


Yours faithfully


By:

Authorised Signatory



--------------------------------------------------------------------------------

                                   APPENDIX 1

                                   DEFINITIONS

"BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for commercial banking business in the City of Los Angeles, California, USA.

"DEMAND" means a demand by the Beneficiary to the Issuer made under this Irrevocable Standby Letter of Credit in the form set out in Appendix 2 of this Irrevocable Standby Letter of Credit.



--------------------------------------------------------------------------------
                                       3

                                   APPENDIX 2

                                 FORM OF DEMAND


                                   [        ]

                                                              Date


To:


Attention:
cc:


Dear Sirs:

                    Irrevocable Standby Letter of Credit No.
                                      Date:
                                     Amount:

We refer to the above Irrevocable Standby Letter of Credit in connection with
the Framework Agreement entered into between us and Exult, Inc. on          ,
as amended from time to time (the "FRAMEWORK AGREEMENT"). Terms defined in the Irrevocable Standby Letter of Credit have the same meaning in this demand.

We certify that the Beneficiary is entitled to make Demand under this Irrevocable Standby Letter of Credit in accordance with the terms of the Framework Agreement.

Accordingly, we hereby demand payment of the sum of         dollars $
pursuant to the Irrevocable Standby Letter of Credit No.

Payment should be made to the following account:

Name:
Bank:
Account No:


                                              Yours faithfully,


insert applicable details or delete inapplicable part



--------------------------------------------------------------------------------

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                               FRAMEWORK AGREEMENT


                                   SCHEDULE L


                            CHANGE CONTROL MANAGEMENT




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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1. CHANGE REQUESTS........................................................... 1

2. CLASSIFICATION OF THE CHANGE REQUEST...................................... 1

3. EVALUATION OF THE PROPOSED CHANGE......................................... 2

4. IMPACT ANALYSIS........................................................... 3

5. APPROVAL.................................................................. 4

6. REPORTING................................................................. 5





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                                   SCHEDULE L

                            CHANGE CONTROL MANAGEMENT

This Schedule sets out the procedure to be followed for any Proposed Change to the Framework Agreement or any Country Agreement.

1.  CHANGE REQUESTS

    1.1 Either party may request a Proposed Change by submitting a Change Request in accordance with the following process.

    1.2 The Change Request shall be divided into two (2) sections. Section One shall contain the general information regarding the Proposed Change and shall be completed by the Country Representative of the submitting party. Section Two shall contain the impact analysis for the Proposed Change, which shall be completed by the Exult and Exult Participating Affiliate Country Representative.

    1.3 In each Country, Change Requests shall be presented by the Country Representative of the submitting party to the other party's Country Representative or designee who shall acknowledge receipt by signature of the Change Request.

    1.4 Any Proposed Change which has a potential impact on more than one Country shall have a Change Request completed for each impacted Country.

2.  CLASSIFICATION OF THE CHANGE REQUEST

    The Exult and Exult Participating Affiliate Country Representative and the Client Country Representative shall agree to the classification of the Change Request as follows:

    2.1 Where it is determined that the Proposed Change is an Operational Change, the Proposed Change shall be evaluated as set out in section 3.1.

    2.2 Where it is determined that the Proposed Change is a change to the Client's Policies and Procedures, the proposed change shall be evaluated as set out in section 3.2.

    2.3 Where it is determined that the Proposed Change is a Project, the Proposed Change shall be evaluated as set out in section 3.3

    2.4 Where it is determined that the Proposed Change is a change to the terms and conditions of the Country Agreement or a change related to the Schedules of the Country Agreement which is not related to a specific Project or to a change to Client's Policies and Procedures, the Proposed Change shall be evaluated as set out in section 3.4.

    2.5 Where it is determined that the Proposed Change should not proceed, the Change Request shall be rejected and returned to the submitting party.

    If the Exult and Exult Participating Affiliate's Country Representative and the Client's Country Representative cannot agree to the classification of the Change Request, then the Change Request shall be referred to the Regional Governance Panel for classification.


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3.  EVALUATION OF THE PROPOSED CHANGE

    The Proposed Change shall be evaluated, by classification, as described below:

    3.1 Operational Changes

        3.1.1 Operational Changes shall be implemented in accordance with the operational change control procedures and approved subject to section 5 of this Schedule.

    3.2 Changes to Client's Policies and Procedures

        3.2.1 Exult and Exult Participating Affiliate shall perform the impact analysis as described in Section 4.

        3.2.2 The Exult and Exult Participating Affiliate Country Representative shall submit the Proposed Change, including the Impact Analysis, to the Client Country Representative.

        3.2.3 Based on the results of the impact analysis, the Client Country Representative shall, within a reasonable timeframe:

              (i) approve the Proposed Change and proceed to its implementation subject to section 5 of this Schedule; or

              (ii) request Exult and Exult Participating Affiliate in writing to re-submit the Proposed Change stating which items of information it is dissatisfied with, in which case Exult and Exult Participating Affiliate shall re-submit the Proposed Change within a reasonable timeframe; or

              (iii) reject the Change Request in which case the Agreement shall continue un-amended.

    3.3 Projects

        3.3.1 Exult and Exult Participating Affiliate shall perform the impact analysis as described in Section 4.

        3.3.2 Exult and Exult Participating Affiliate shall prepare a Project Statement as set out in Schedule H.

        3.3.3 The Exult and Exult Participating Affiliate Country Representative shall submit the Proposed Change, including the Project Statement, to the Client Country Representative

        3.3.4 Based on the results of the impact analysis, the Client Country Representative shall, within a reasonable timeframe:

              (i) approve the Proposed Change and the Project Statement and proceed to its implementation subject to section 5 of this Schedule; or

              (ii) request in writing that Exult and Exult Participating Affiliate re-submit the Proposed Change and Project Statement stating which items of information it is dissatisfied with, and Exult and Exult Participating Affiliate shall re-submit the Proposed Change and Project Statement within a reasonable timeframe; or

              (iii) reject the Change Request in which case Exult and Exult
                    Participating Affiliate will not implement the Project.


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    3.4 Changes to the Agreement (as described in Section 2.4)

        3.4.1 Exult and Exult Participating Affiliate shall perform the impact analysis as described in Section 4.

        3.4.2 The Exult and Exult Participating Affiliate Country Representative shall submit the Proposed Change, including the impact analysis, to the Client Country Representative for approval subject to section 5 of this Schedule.

4. IMPACT ANALYSIS

   Upon determination of the classification of the Proposed Change, Exult and Exult Participating Affiliate shall provide, at its expense, [***]* or as otherwise agreed, an estimate of the time and cost that Exult and Exult Participating Affiliate proposes to charge to the Client to complete the impact analysis. The Client shall provide Exult and Exult Participating Affiliate, within 10 business days or as otherwise agreed, a decision as to whether to proceed with the impact analysis as estimated.

    4.1 If the Client Country Representative determines that the Proposed Change should not proceed, the Change Request shall be rejected and returned to the submitting party.

    4.2 If the Client Country Representative decides to proceed, Exult and Exult Participating Affiliate shall, as soon as reasonably practicable and acting in good faith, conduct an impact analysis to assess and evaluate the impact of the Proposed Change having regard to all relevant factors including the following:

        4.2.1 [***]*

        4.2.2 [***]*

        4.2.3 [***]*

        4.2.4 [***]*

        4.2.5 [***]*

        4.2.6 [***]*

        4.2.7 [***]*

    4.3 In the case of Proposed Changes relating to Projects, Exult and Exult Participating Affiliate, in addition to the impact analysis shall, acting in good faith, provide the Client with the following information:

        4.3.1 whether Exult and Exult Participating Affiliate considers the Project to be technically feasible, and, if so, the estimated number, grade, qualification and experience of personnel required to provide the Project;

        4.3.2 the estimated number of days that would be required to be spent by each such person in order to provide the Project;


---------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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--------------------------------------------------------------------------------

        4.3.3 the estimated cost and timetable for implementation of the Project including the date of its completion;

        4.3.4 the anticipated impact, if any, on other aspects of the Services and operation of the Systems by the Client;

        4.3.5 the terms and conditions on which Exult and Exult Participating Affiliate is willing to provide the Project, which shall so far as reasonably appropriate shall be consistent with the terms and conditions on which the Services are provided under this Agreement; and

        4.3.6 any other information the Client may reasonably require in relation to the Project.

              [***]*

5. APPROVAL

   Subject to the delegated financial authority limits provided by the relevant Client Global Commercial Contract Leader and Client Regional Commercial Contract Leader, the following approval levels shall apply.

   5.1 Change Requests that are classified as Operational Changes shall be approved by the Client's Country Representative and Exult and Exult Participating Affiliate's Country Representative or their designees except where Operational Changes do not impact Client activities or costs, in which case the Exult Country Representative or its designee may approve the change.

   5.2 Change Requests that are classified as changes to the Client's Policies and Procedures shall be approved by the Client Country Representative.

   5.3 Change Requests that are classified as Projects shall be approved by the Client's Country Representative.

   5.4 Change Requests that are classified as changes to the terms and conditions of the Country Agreement or as changes related to the Schedules of the Country Agreement which are not related to a specific Project or to a change to the Client's Policies and Procedures, shall be approved by the Regional Governance Panel. In the event that such changes have global implications, the Change Request shall be approved by the Global Governance Panel.

   Neither party shall be obliged to comply with any Proposed Changes unless and until approval has been given in accordance with this Change Control Management process and, pending approval, no Change shall be made to the Services or to the Framework and Country Agreements.

6. REPORTING

   A consolidated report of all Change Requests shall be presented by the Exult and Exult Participating Affiliate Country Representative to the Regional Governance Panel on a monthly basis. The Regional Governance Panel shall report Change Requests on a quarterly basis to the Global Governance Panel.


---------------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
FA Sch. L                               4                                  Exult
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

                                   SCHEDULE N



                                      Dated




                           BP AMOCO P.L.C. [AFFILIATE]

                                       and

                                EXULT [AFFILIATE]




                          COUNTRY AGREEMENT (PRO FORMA)


                                     [LOGO]
                                 One Silk Street
                                 London EC2Y 8HQ

                             Tel: (44-171) 456 2000
                                  Ref: JPC/CXC

      PARTIES


      THIS AGREEMENT is made on [           ]


      BETWEEN:


(1) [BP AMOCO AFFILIATE], a company incorporated under the [laws of [-]], whose principal office is at [[-]] ("CLIENT"); and

(2) [EXULT AFFILIATE], a company incorporated under the laws of [-] whose principal office is at [-] ("EXULT SUPPLIER").


      WHEREAS:


(A) By an agreement (the "Framework Agreement") dated 7 December, 1999 between BPA Amoco p.l.c. ("BPA") a company incorporated under the laws of England, and Exult, Inc. ("Exult"), a company incorporated under the laws of the State of Delaware, a framework was agreed to enable Exult and its Affiliates to provide certain human resource management services to BPA and certain of its Affiliates.


(B) The purpose of this Agreement is to set out the terms on which Exult Supplier is to supply the Services to the Client in [NAME OF RELEVANT COUNTRY].


      NOW IT IS HEREBY AGREED as follows:


1     DEFINITIONS AND INTERPRETATION


      1.1 The definitions applying to this Agreement are set out in Schedule Z (Definitions).


      1.2 A reference to any statute, enactment, order, regulation or other similar instrument shall be construed as a reference to the statute, enactment, order, regulation or instrument as amended by any subsequent statute, enactment, order, regulation or instrument or as contained in any subsequent re-enactment thereof.


      1.3 Headings are included in this Agreement for ease of reference only and shall not affect the interpretation or construction of this Agreement.


      1.4 References to Clauses and Schedules are, unless otherwise provided, references to clauses and schedules in or to this Agreement.


      1.5 References to the words "include(s)" or "including" shall be construed without limitation to the generality of the preceding words.


2     TERM


      This Agreement shall take effect on the Commencement Date and, unless the Client provides notice under Clause 14.4 (Termination on Notice after the Initial Period) that it wishes to terminate the Agreement on notice after the Initial Period, the Agreement shall continue thereafter subject to the other provisions of Clause 14 (Termination).


3     SERVICES


      3.1    The Services


             3.1.1 Exult Supplier shall provide the Services to the Client and the Participating Affiliates in accordance with the Transition Plan, the Service Levels, the Controls, Good Industry Practice and otherwise in accordance with the terms and conditions of this Agreement.


             3.1.2 Exult Supplier shall supply sufficient and appropriately qualified and skilled Employees and Subcontractors to provide the Services to the Client.


             3.1.3 Exult Supplier shall be responsible for the management and technical supervision of the performance of the Services by Employees and Subcontractors under this Agreement.


             3.1.4 Except as otherwise provided in this Agreement, Exult Supplier shall be responsible for ensuring it has all the assets required to provide the Services.


             3.1.5 In performing the Services Exult Supplier shall use reasonable endeavours to perform its duties in such manner and at such times so that no act, omission or default of the Exult Supplier shall, to its knowledge, constitute, cause or contribute to any breach by BPA, the Client or any of the Participating Affiliates of any contract, including, but not limited to, the Third Party Contracts binding upon BPA, the Client or the Participating Affiliates relating to the Client Premises, the Client Assets or, the provision of the Services.


      3.2    CONTROLS


             3.2.1 For the avoidance of doubt, the Client shall be responsible for establishing and maintaining BPA Controls, including, but not limited to, management overview and determination of BPA Controls relating to human resource management policies and practices. Exult Supplier shall have no responsibility for the establishment and maintenance of BPA Controls, but shall comply with BPA Controls in accordance with the terms of this Agreement.


             3.2.2   As at the Commencement Date, the BPA Controls listed in
                     Part 1 of Schedule O, BPA Controls, have been provided to Exult Supplier in writing and the parties have agreed that Exult Supplier shall comply with such agreed BPA Controls when fulfilling its obligations under this Agreement.


             3.2.3 During the 6 month period following the Commencement Date, the parties shall work together in good faith to review and evaluate the BPA Controls listed in Part 2 of Schedule O. Such review will involve an assessment of the


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                     applicability of such BPA Controls to the performance of Exult Supplier's obligations under this Agreement and the impact, if any, of Exult's compliance with such BPA Controls in terms of the scope of Services, Service Levels, Charges or any other aspect of this Agreement.


             3.2.4 It is the intention of the parties that through the review process referenced in Clause 3.2.3, the BPA Controls listed in Part 2 of Schedule O will be agreed between the parties and included within Part 1 of Schedule O and Exult Supplier's performance of its obligations under this Agreement shall be subject to compliance with such additional agreed BPA Controls.


             3.2.5 In the event that the parties are unable to reach agreement within [***]* of the review as to the inclusion of any BPA Controls pursuant to Clause 3.2.4 then at the end of such [***]* period, those BPA Controls shall be deemed to have been included in Part 1 and the Change Control Management process shall be applied to implement such BPA Controls.


             3.2.6 In addition to the provisions in Clauses 3.2.4 and 3.2.5 for inclusion of BPA Controls into this Agreement, the parties shall procure the Regional Governance Panel to review the BPA Controls periodically during the term of this Agreement and to use reasonable endeavours to agree and include:


                     (i)    any improvements and updates to BPA Controls; and


                     (ii) any additional BPA Controls established or determined by the Client in relation to human resource management or to its business generally.


             3.2.7 In the event that the parties are unable to reach agreement as to the inclusion of any BPA Controls pursuant to Clause
                     3.2.6 within [***]* of the review, those BPA Controls shall be deemed to have been included in Part 1 and the Change Control Management process shall be applied to implement such BPA Controls.


             3.2.8 Within [***]* following the Commencement Date and consistent with the Process Take On Dates as set out in the Country Transition Plan, Exult Supplier will develop a Quality Control Document. The Quality Control Document shall thereafter be reviewed periodically by the Regional Governance Panel with a view to agreeing and incorporating any improvements and updates thereto.


             3.2.9 Any alleged or suspected violation of the BPA Controls by any Employees in the performance of this Agreement shall be promptly reported by the party with knowledge of the alleged or suspected violation to the other party. Exult Supplier shall permit the Client to conduct an investigation into the matter and shall co-operate with any investigation into such matter conducted by the Client


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                     and shall take whatever Exult Supplier deems to be the appropriate corrective action with respect to any such violation by the Exult Personnel.


      3.3    NON-PERFORMANCE AGAINST KPI'S


             3.3.1 Exult Supplier's performance of the Services shall be measured against Service Levels, including the KPIs.


             3.3.2 If at any time after the applicable date determined in accordance with Schedule B (Service Levels), there is a KPI Failure, Exult Supplier shall credit the Client with the applicable Service Credit in accordance with the procedure set out in Schedule C (Charges and Invoicing) and the Client may at its option seek any other remedy set forth in this Agreement, provided that:


                     (i) the amount of such Service Credit shall be taken into account when assessing any Award made to the Client pursuant to any other remedy in relation to the default resulting in the KPI Failure; and


                     (ii) the Client shall provide Exult Supplier with notice that it intends to pursue such alternative remedy within [***]* of recovery of the relevant Service Credit from Exult Supplier in accordance with Schedule C (Charges and Invoicing).


      3.4    PROJECTS


             The Client may from time to time request Exult Supplier by written notice to undertake a Project in accordance with the Change Control Management process and the procedures set out in Schedule H (Projects). Projects included within the scope of this Agreement at the Commencement Date, if any, are set out in Schedule H. Unless otherwise agreed, Projects will be charged at the Standard Rates.


      3.5    DISASTER RECOVERY


             3.5.1 In respect of each Process, Exult Supplier shall, from the relevant Process Take On Date use and comply with the existing BPA Disaster Recovery Plan (except to the extent that Client has not provided Exult Supplier with a copy of the existing BPA Disaster Recovery Plan) and shall within [***]* of the Commencement Date develop and implement an Exult Supplier Disaster Recovery Plan appropriate to the provision of the Services. BPA makes no representation that the BPA Disaster Recovery Plan is adequate for these purposes and, therefore, Exult Supplier shall have no liability for its failure to reinstate any of the Services to the extent that it has complied with such plan. The Exult Supplier Disaster Recovery Plan shall cover critical personnel, operations, Systems and processing at facilities used in the provision of the


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                     Services. Exult Supplier shall maintain the Exult Supplier
                     Disaster Recovery Plan and shall conduct annual tests to ensure its effectiveness. Exult Supplier shall consult with the Client in the preparation and development of the Exult Supplier Disaster Recovery Plan and the Regional Governance Panel shall use its reasonable endeavours to agree any improvements to it. In the event that such agreement is not reached within [***]* of the proposal being made the improvement will be deemed to be adopted and will be implemented in accordance with the Change Control Management process.


             3.5.2 As part of the consultation process described in Clause 3.5.1, Exult Supplier shall provide the Client with copies of the Exult Supplier Disaster Recovery Plan, including any updates to such plan which are developed by Exult Supplier.


      3.6    COMPATIBILITY OF IT SYSTEMS


             It is the intention of the parties that the Systems and IT infrastructure, including the Exult IT Domain, Exult Systems and Future Systems, to be developed to support the provision of the Services shall be compatible with BPA's IT infrastructure and systems architecture existing at the Commencement Date (the "Existing IT Domain"). The parties will co-operate in good faith to ensure that this can be achieved so that the Leveraged Operations can be implemented with the minimum of disruption to the Existing IT Domain, provided that if either party considers that a change to the Existing IT Domain is necessary in order to allow the provision of the Services to the Service Levels and achieve Leveraged Operations then such change shall be implemented by way of the Change Control Management process.


      3.7    VALIDATION EXERCISE


             3.7.1 Following the Commencement Date, Exult Supplier and the Client will work in co-operation to complete the Validation Exercise in accordance with Schedule G.


             3.7.2 The costs of the Validation Exercise shall be dealt with in accordance with Schedule C.


      3.8    PROCESS DESCRIPTIONS


             3.8.1 Exult Supplier shall maintain in an electronic format (where possible) updated system documentation and procedures providing a clear description of the Service Delivery Model once the Services are delivered (the "Process Descriptions").


             3.8.2 Exult Supplier shall provide the Client with access to such Process Descriptions

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                     as reasonably requested by the Client.


4     EXCLUSIVITY


      The parties acknowledge that Exult Supplier will have an exclusive right to offer to provide Services and Underlying Technology to the Client in [COUNTRY] save that the Client has the right to obtain human resources services (including the Services) directly from itself, from BPA, from a BPA Affiliate or from a third party in respect of:


      4.1    [***]*


      4.2 services received by the Client under Third Party Contracts which are not Transferred to Exult Supplier pursuant to Clause 7 (Third Party HR Contracts);


      4.3 services received by the Client under Sensitive Third Party Contracts pursuant to Clause 7 (Third Party HR Contracts);


      4.4    [***]*


      4.5    [***]* and


      4.6 any Affected Process in relation to which the Client has terminated this Agreement pursuant to Clause 15.5.1 (Suspension of a Process).


5     CLIENT OBLIGATIONS INCLUDING BPA RESPONSIBILITIES


      5.1 The Client shall perform its obligations under this Agreement, including, but not limited to, the BPA Responsibilities, in accordance with this Agreement.


      5.2 The Client shall arrange for the giving of timely approvals, management input, information and management review of issues as and when they are requested by Exult Supplier. The Client will provide Exult Supplier and its Employees and Subcontractors full and timely access to all staff relevant to the provision of the Services to the extent reasonably needed by Exult Supplier to make decisions in relation to, or to perform the Services. In the event that such access is not provided, Exult's Country Representative will advise the Client's Country Representative.


      5.3 The Client shall be responsible for establishing and maintaining its management policies and strategies, including, but not limited to, policies relating to the Client's human resources function. Exult Supplier shall have no responsibility for the establishment or maintenance of such policies.


      5.4 Exult Supplier shall not be liable for any delay or failure on its part to provide all or any of the Services or failure to perform its other obligations under this Agreement to the extent

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                     that this results from:


             5.4.1 a failure by the Client to meet any of the Client's obligations under this Agreement, including, but not limited to, BPA Responsibilities;


             5.4.2 errors, omissions or inadequacies in data, information or instructions provided by the Client which Exult Supplier relies on to provide the Services, but only to the extent that Exult Supplier ought not to have been aware of any such errors, omissions or inadequacies;


             5.4.3 the negligent acts or negligent omissions of the Client in connection with this Agreement; or


             5.4.4 the Client preventing Exult Supplier from implementing the agreed Exult Service Delivery Model by failing to fulfil its obligations in respect of such implementation as set out in this Agreement or as otherwise agreed between the parties.


      5.5 Exult Supplier shall notify the Client on becoming aware of the occurrence of any of the circumstances in Clause 5.4.1 to Clause
             5.4.4 that may cause a delay or failure and shall use reasonable endeavours to continue to provide the Services. To the extent that either party believes consequential changes to Services, Charges, Service Levels or any other obligations arising under the Agreement are necessary as a result of the Client's failure to meet its obligations, the matter shall be referred to the Regional Governance Panel which shall determine the changes, if any, that should be implemented in accordance with the Change Control Management process. If the Regional Governance Panel is unable to resolve this issue the matter shall be referred to an Arbitrator appointed pursuant to Clause 29.3 (Dispute Resolution).


6     TRANSFER ARRANGEMENTS


      6.1    CLIENT PREMISES


             6.1.1 The Client shall use its reasonable endeavours to make available, or to procure that there is made available, should Exult Supplier so reasonably request, Client Premises to enable Exult Supplier to perform the Services.


             6.1.2 Exult Supplier shall occupy the Client Premises made available to Exult Supplier in accordance with terms and conditions of this Agreement and other terms which are appropriate for those Client Premises as agreed between the parties.


             6.1.3 Any charges charged by the Client to Exult Supplier for the use of Client Premises shall be charged back to the Client as Pass Through Costs. Any reasonable costs incurred by Exult Supplier in vacating Client Premises and in establishing alternative premises shall be charged to the Client as Pass Through Costs.



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
      6.2    CLIENT ASSETS


             6.2.1 Without prejudice to Clause 19 (Intellectual Property), the Client shall use its reasonable endeavours to transfer, license, lease or otherwise make available, to the extent it has the power to do so, the Client Assets (as agreed between the parties pursuant to the Due Diligence Exercise and/or Validation Exercise) to enable Exult Supplier to perform the Services.


             6.2.2 Exult Supplier shall use Client Assets in accordance with terms and conditions which are appropriate for those Client Assets as agreed by the parties.


             6.2.3 Any Charges charged by the Client to Exult Supplier for the use of Client Assets shall be charged back to the Client as Pass Through Costs.


      6.3    EXULT SYSTEMS


             6.3.1 Licences in respect of Exult Systems shall be dealt with in accordance with Clause 19.


             6.3.2 Subject to Clause 6.3.3 and Clause 19.6 (Licences of Exult Supplier Intellectual Property on Termination), the licences granted under Clause 6.3.1 shall be royalty free.


             6.3.3 Where the Exult Systems or Future Systems include software or other material licensed from a third party for which such third party generally charges a royalty to licensees, Exult Supplier reserves the right to charge the Client such royalty in respect of such software or materials. Any such royalty will be equivalent to the royalty sum Exult Supplier pays to the third party in respect of the licence. Any such royalty charged to the Client shall be charged as a Pass Through Cost.


             6.3.4 Subject to Clause 6.3.5, Exult Supplier and the Client agree to be bound by the terms of the Escrow Agreement in respect of source code materials relating to the Exult Systems and Future Systems other than standard commercially available Third Party Systems, and Exult Supplier agrees to update where possible the relevant source code materials held in escrow, in accordance with the Escrow Agreement.


             6.3.5 In respect of those Systems to which Clause 6.3.4 applies and which are licensed to Exult Supplier from a third party, Exult Supplier shall before using such Systems in the provision of the Services take reasonable steps to:


                     (i) obtain the source code materials relating to such Systems and place such materials in escrow in accordance with Clause 6.3.4;


                     (ii) if this is not reasonably practicable, procure that the source code materials be made available to the Client, including in an escrow



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

                            account on substantially the same terms to those contained in Clause 6.3.4;


                     If (i) and (ii) are not reasonably practicable, the parties shall discuss and agree on alternative arrangements to obtain appropriate rights of access to the source code materials.


             6.3.6 The parties agree that the Escrow Agreement referred to in Clause 6.3.4 shall be entered into with NCC Escrow International Limited ("NCC") and that the Escrow Agreement should be based on the standard model Single Licensee (UK), amended to reflect the parties requirements pursuant to fulfilling the respective obligations under this and the other Country Agreements. The parties intend the form of the agreement should be substantially similar to that contained in Schedule U and that if it is not possible to obtain such agreement with NCC, the parties shall agree on a suitable alternative escrow agent.


             6.3.7 Any costs associated with Exult Supplier's compliance with Clauses 6.3.4, 6.3.5 and 6.3.6 shall be charged to the Client as a Pass Through Cost.


      6.4    MISCELLANEOUS PROVISIONS RELATING TO THIRD PARTY CONTRACTS


             6.4.1 The Client shall procure, so far as is reasonably practicable and subject to the provisions of Clause 8 (Front End Consents), that Exult Supplier shall be entitled to the benefit, subject to the burden, of the Client's or BPA's interest in Third Party Contracts other than Third Party HR Contracts which shall be dealt with in accordance with Clause 7.


             6.4.2 All charges and expenses arising from the Third Party Contracts transferred (including Third Party HR Contracts Transferred) to Exult Supplier (to the extent that the same relate to the Services) shall, subject to Clause 8 (Front End Consents), be equitably apportioned between the Client and Exult Supplier as at the date of the Transfer.


7     THIRD PARTY HR CONTRACTS


      7.1    THIRD PARTY HR CONTRACTS


             Those contracts identified during the Due Diligence Exercise as potential Third Party HR Contracts are set out in Schedule D. The parties acknowledge that more potential Third Party HR Contracts may be identified during the term of the Agreement in which case such Third Party HR Contracts shall be added to Schedule D and be subject to the provisions of this Clause 7. It is the intention of the parties that, subject to the other provisions of this Clause, where practicable the responsibility for the provision of the services provided under Third Party HR Contracts should be Transferred to Exult Supplier either by termination of such Third Party HR Contracts or by an assignment or novation of such Third Party HR Contracts to Exult Supplier, and in any event upon the expiry of such Third Party HR Contracts. However, the parties recognise that this may



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

              not be practicable in all circumstances and have agreed that the following procedure shall apply to Third Party HR Contracts.


      7.2    THIRD PARTY CONTRACTS IN SCOPE


             7.2.1 As soon as practicable after any potential Third Party HR Contracts are identified, the Regional Governance Panel:


                     (i) shall consider and agree whether each such contract falls within the scope of Services and is therefore a Third Party HR Contract; and


                     (ii)   [***]*


             7.2.2 Any disagreement between the parties in relation to Clause 7.2.1(i) shall be if possible resolved in accordance with the provisions of Clause 7.8.


             7.2.3   [***]*


             7.2.4 Any Third Party HR Contract categorised by the Client as a Sensitive Third Party Contract shall be retained within Schedule D and dealt with in accordance with the following provisions of this Clause 7.


      7.3    TRANSFER OF THIRD PARTY HR CONTRACTS


             7.3.1 On the expiry of any Third Party HR Contract other than a Sensitive Third Party Contract (which shall be dealt with under Clause 7.6), Exult shall take on responsibility for the provision of the Services equivalent to the services previously provided under such Third Party HR Contract, and the provisions of Clause 7.3.4, Clause 7.3.5 and Clause 7.7 will apply thereto.


             7.3.2   [***]*


             7.3.3 In the event of failure to agree pursuant to Clause 7.3.2, the matter shall be referred to and if possible resolved in accordance with the provisions of Clause 7.8.


             7.3.4 If the parties agree pursuant to Clause 7.3.2 or if it is resolved pursuant to Clause 7.3.3 that the Third Party HR Contract should be Transferred to Exult Supplier or if the services previously provided by such Third Party HR Contract are Transferred to Exult Supplier pursuant to Clause 7.3.1 then:


                     (i) the parties shall agree on which category of cost (being either Category A, B or C) the Third Party HR Contract should be allocated to in

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                            accordance with Schedule C and shall agree a
                            suitable Contract Transfer Plan; and


                     (ii) shall ensure that the Third Party HR Contract is Transferred to Exult Supplier in accordance with such Contract Transfer Plan in the most practical and efficient manner and with the minimum of disruption to the Client, the Participating Affiliates and to the provision of the Services.


             7.3.5 Where the parties fail to agree whether a Third Party HR Contract should be Transferred to Exult Supplier under Clause 7.3.2 to Clause 7.3.5 inclusive, and Services equivalent to the services previously provided by such Third Party HR Contract are not Transferred to Exult Supplier pursuant to Clause 7.3.1, such Third Party HR Contract shall be retained by the Client until its expiry or earlier termination and on the occurrence of either event the provisions of Clause 7.3.1 shall apply.


      7.4    ADMINISTRATION OF THIRD PARTY HR CONTRACTS


             Where the parties agree pursuant to Clause 7.3.2 or Clause 7.3.3 that a Third Party HR Contract should be administered by Exult Supplier the parties shall agree a suitable Contract Transfer Plan and shall ensure that Exult Supplier takes over administration of the Third Party HR Contract in accordance with Clause 7.3.1 and such Contract Transfer Plan, in the most practicable and efficient manner and with the minimum of disruption to the Client, BPA, the Participating Affiliates and to the provision of the Services. The Contract Transfer Plan shall include the scope of Exult Suppliers' responsibilities relating to its administration role together with the Client's role and responsibilities.


      7.5    MONITORING AND REVIEW OF THIRD PARTY HR CONTRACTS


             In the event that a Third Party HR Contract is not Transferred to Exult Supplier or administered by Exult Supplier, the parties, through the Regional Governance Panel, shall continue to monitor the Third Party HR Contract and work towards integrating Exult Supplier into the relationship with the third party with a view to Transferring the Third Party HR Contract or its administration to Exult Supplier when the parties agree it is appropriate to do so.


      7.6    SENSITIVE THIRD PARTY CONTRACTS


             7.6.1   [***]*


             7.6.2 In the case of Sensitive Third Party Contracts Transferred by assignment or novation to Exult Supplier pursuant to Clause 7.3.1 to Clause 7.3.5 inclusive, Exult Supplier shall:


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                     (i)    not terminate any such Sensitive Third Party
                            Contract without the prior written consent of the Client; and

                     (ii) not enter into a new contract with a third party in relation to Services provided under any such Sensitive Third Party Contract without the prior written consent of the Client.


      7.7    USE OF CHANGE CONTROL


             Any changes to this Agreement, including the relevant Schedules which are required as a result of the Transfer, termination or expiry of any Third Party Contract or required as a result of Exult Supplier assuming or ceasing administration responsibilities in relation to any Third Party Contract, shall be dealt with in accordance with the Change Control Management process.


      7.8    FAILURE TO REACH AGREEMENT


             If the parties fail to reach agreement pursuant to Clause 7.2 to Clause 7.5 inclusive, the matter shall be referred to the Regional Governance Panel in accordance with Clause 29.1.2 (Dispute Resolution) and thereafter, if possible, resolved in accordance with the provisions of Clause 29.1.3, provided that the matter shall not be referred to an Expert or an Arbitrator in the event the BPA Vice President Group HR and Exult Chief Executive Officer have not been able to resolve the matter.


8     FRONT END CONSENTS


      8.1 Where the consent of any third party is required to provide to Exult Supplier the benefit of the arrangements under which the Client holds or uses any of the Client Assets, Third Party Systems or Third Party Contracts or such a consent is otherwise required to enable Exult Supplier to perform the Services in the manner contemplated by this Agreement, the Client shall use reasonable endeavours, to procure that such consent is granted or at the Client's option procure suitable alternative rights or services are provided to Exult Supplier to enable it to perform the Services. Exult Supplier shall use reasonable endeavours to cooperate in obtaining such consents or obtaining suitable alternative rights, including where necessary entering into new agreements or agreeing to comply with the terms of the relevant existing agreements. The use of reasonable endeavours shall not include the payment of any monies by any party, but where consent can only be obtained in return for the payment of an additional sum, the parties shall consider paying such sum if it appears the most cost effective way of proceeding. Any such payment shall be charged as a Pass Through Cost.


      8.2 Subject to Clause 8.1, if Exult Supplier does not have the right to use the Client Assets, Third Party Systems, or the benefit of the Third Party Contracts or any suitable alternative, Exult Supplier shall not be liable for any failure to provide that part of the Services to the extent that such failure results from the lack of such right or benefit, provided that Exult Supplier shall use reasonable endeavours to minimise the extent of such failure.



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9     CHANGE CONTROL MANAGEMENT PROCESS


      Any changes to this Agreement shall be dealt with in accordance with the Change Control Management process set out in Schedule L.


10    CHARGES, INVOICING AND PAYMENT


      10.1 The Client shall pay the Charges to Exult Supplier in accordance with the provisions of this Agreement, including Schedule C. The Client shall pay all Charges invoiced by Exult Supplier regardless of, and without prejudice to, whether it disputes all or any of such invoice.


      10.2 Exult Supplier shall, on the Client's request, provide copies of all relevant accounts and records on which the calculations are based to demonstrate that the amounts invoiced have been properly calculated in accordance with the methodology set out in Schedule C and such other information as the Client may reasonably require to enable the Client to assess the legitimacy of the Charges made pursuant to the provisions of Schedule C.


      10.3 The Client shall have the right to conduct an audit pursuant to Clause 12 (Audit) to verify the amount paid to Exult Supplier under Clause 10.1 and if the Audit reveals that any over payment has been made, the provisions of Section 14 of Schedule C (Charges and Invoicing) shall apply.


11    TAXES


      11.1   RESPONSIBILITY FOR TAXES


             11.1.1 Each party shall be solely responsible for all Taxes which shall be properly and lawfully assessed or imposed on it by any competent legal or fiscal authority in connection with the carrying out of or receiving of the Services or otherwise under this Agreement.


             11.1.2 Exult Supplier shall retain all necessary and reasonable Tax information and documents as shall enable Exult Supplier to comply with its obligations under Clause 11.1.1 for such a period as may be required in the relevant jurisdiction, and in any event not to be a period of less than 6 years.


             11.1.3 Exult Supplier shall be liable for all income Taxes which shall be properly and lawfully assessed or imposed on Exult Supplier by any competent authority in connection with the carrying out of the Services under this Agreement. Exult Supplier acknowledges that the Client is not and shall not become liable to any taxes referred to in this Clause 11.1.3.


             11.1.4 Each party shall indemnify and keep indemnified the other against all liabilities incurred by the other as a consequence of its breach of any of the obligations under Clause 11.1.1 and (in the case of Exult Supplier) under Clauses 11.1.2 and 11.1.3.

      11.2   GROSSING UP FOR SALES TAXES


             11.2.1 Notwithstanding the provisions of Clause 11.1, all sums due to Exult Supplier under this Agreement are exclusive of any VAT, sales and use tax, and any other similar taxes which apply or may from time to time be introduced, which shall be charged thereon in accordance with the relevant regulations in force at the time of making the taxable supply, and shall be paid by [***].*


             11.2.2 Where required by the relevant fiscal regulations, invoices shall show the relevant currency and any conversion of the VAT, sales and use tax, or other similar taxes, into any currency required to be shown in accordance with the relevant fiscal regulations of the Country, or Countries concerned.


             11.2.3 Exult Supplier shall (if required by the relevant fiscal regulations of the Country concerned) in respect of this Agreement be duly registered in the jurisdiction where the Services are performed for the purposes of VAT or other similar sales taxes where such registration is required.


             11.2.4 Exult Supplier shall indemnify the Client in respect of any penalties and/or interest charges imposed by a competent tax authority on the Client arising out of error or omission by Exult Supplier in relation to VAT or other similar sales taxes, provided that the Client notifies Exult Supplier within 30 calendar days of such penalties and/or interest charges being brought to the Client's attention by the competent tax authority.


             11.2.5  WITHHOLDING TAXES


                     (i) If the Client is properly and lawfully required by any competent legal or fiscal authority in the Country to withhold or deduct Withholding Tax on any amounts payable under this Agreement to Exult Supplier it shall cooperate reasonably with Exult Supplier, including by forwarding the relevant withholding or deducting certificate or certificates as soon as reasonably practicable to Exult Supplier in respect of such withholding or deduction so that Exult Supplier is able to seek to recover from the relevant competent legal or fiscal authority the amount so withheld or deducted.


                     (ii) Exult Supplier shall use reasonable endeavours to mitigate the effect of any Withholding Tax imposed on any payment under this Agreement by seeking to reduce the rate of Withholding Tax by credit, off-set, deduction, repayment or otherwise, or by eliminating such Withholding Tax by making use of any applicable double taxation treaties or similar provisions.


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
                     (iii) If the Client withholds or deducts Withholding Tax in accordance with Clause 11.2.5(i) and Exult Supplier is unable to mitigate the effect of any Withholding Tax as set out in Clause 11.2.5(ii), the Client and Exult Supplier shall agree an additional amount ("Additional Amount") of cost to be included in Exult Return and ROC. Such Additional Amount may be any amount (including zero) agreed as reasonable by Exult Supplier and the Client on a case by case basis (taking account, inter alia, Exult Supplier's overall Tax position in the Country or, if different, in its Country of Tax residence) but shall not exceed such additional amount as will result in receipt by Exult Supplier of more than the full sum payable under this Agreement.


                     (iv) If there is any dispute in relation to any matter under this Clause 11.2.5, the matter shall be referred to an Expert appointed pursuant to Clause
                            29.2 (Dispute Resolution). The costs of such Expert shall be borne equally by the parties.


12    AUDIT


      12.1 The Client shall have the right at all reasonable times (in accordance with Clause 12.2) and on reasonable notice to audit (which for the avoidance of doubt includes inspection) Exult Systems, procedures, supporting documentation, financial and other books and records to the extent that they relate to the provision of the Services as shall be necessary in the reasonable opinion of the Client, to verify:


             12.1.1 that the methodology in Schedule C has been correctly applied in determining the Charges to be allocated to the Client;


             12.1.2 that the actual level of performance of the Services is the same as the level of performance reported to the Client;


             12.1.3 that Exult Supplier has adequate Internal Controls in place;


             12.1.4 that the costs incurred and charged by Exult Supplier in connection with the Winding Up Plan, the General Winding Up Plan and the Validation Exercise are accurate;


             12.1.5 that the amount claimed by Exult Supplier in respect of any Early Termination Payment is in accordance with Clause 17.2 (Termination for Convenience Payment); and


             12.1.6 Exult Supplier's compliance with any other obligation under this Agreement.


      12.2 The audits referred to in Clause 12.1 may be carried out by the Client or its authorised representatives (the "AUDITOR"), including BPA, and may be undertaken [***]* at such time as the Client, reasonably requests or more frequently in exceptional circumstances as determined by the Regional Governance Panel. The Client, shall use reasonable endeavours to conduct any such audits in a manner which will result in the minimum of inconvenience to Exult Supplier including, but not limited to, conducting such audit in conjunction with Exult Supplier's own internal and/or external audits where practicable.


      12.3 Where the Client exercises its rights under Clause 12.1, and where the Auditor has access to any Exult Confidential Information or third party confidential information, the Auditor shall enter into a separate confidentiality agreement with respect to that confidential information with Exult Supplier and/or, at Exult Supplier's election, with the third party prior to such exercise by the Client. No Auditor shall be selected without the prior written consent of Exult Supplier as to the identity of the Auditor, such consent not to be unreasonably withheld or delayed.


      12.4 Exult Supplier shall provide the Auditor reasonable access to Employees, Subcontractors, documents, records and systems relating to the provision of the Services and shall provide the Auditor with routine assistance in connection with the audits. The Auditor shall have the right to copy and retain copies of any relevant records solely for the purposes of conducting the audit and subject to the applicable confidentiality obligations.


      12.5 Any amounts agreed as a result of the audit to have been incorrectly charged by Exult Supplier shall be adjusted in the next regular payment by the Client in accordance with Schedule C (Charges and Invoicing).


      12.6 In the event that there is any Dispute relating to any report produced pursuant to any audit carried out under the provisions of Clause 12.1, the matter shall be referred to an Expert appointed pursuant to Clause 29.2 (Dispute Resolution). [***].*


      12.7 Exult Supplier shall use reasonable endeavours to seek to obtain for the Client the right to audit on terms equivalent to those contained in this Clause 12 the relevant documents, records and Systems of Exult, Exult Affiliates and any Subcontractors.


      12.8 Exult Supplier and the Client shall [***]* with respect to any audits carried out pursuant to this Clause 12.


      12.9 Exult Supplier shall make available all books of account and records held on behalf of the Client and relating to the provision of the Services by Exult Supplier to the internal and external auditors of the Client for the purposes of performing any statutory or regulatory audit in relation to the Client.


      12.10 The audit rights contained in this Clause 12 shall survive the termination or expiry of this


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             Agreement for a period of [***]* from the date of such expiry or termination.


13    KEY PERSONNEL


      13.1 Exult Supplier shall ensure, to the extent that it is within its reasonable control, that the Key Employees are actively involved in supplying the Services for the minimum period specified in Schedule I (Employees) in relation to each Key Employee and shall not replace any Key Employees with another person during that period unless the parties agree that the relevant Key Employees need no longer be actively involved in the provision of the Services.


      13.2 The Client shall, to the extent that it is within its reasonable control, ensure that the BPA Key Employees are actively involved in fulfilling the Client's obligations under this Agreement for the minimum period's specified in Schedule I (Employees) in relation to each BPA Key Employee. The Client shall not replace any BPA Key Employees with another person during that period unless the parties agree that the relevant BPA Key Employees no longer needs to be actively involved in the performance of this Agreement.


14    TERMINATION


      14.1   TERMINATION ON WINDING UP OR DEFAULT


             Either the Client or Exult Supplier may at any time by notice in writing terminate this Agreement as from, subject to Clause 14.7, the date of giving such notice to terminate if:


             14.1.1 in the case of the Client, Exult Supplier or in the case of Exult Supplier, the Client passes a resolution or the court makes an order that it be wound up otherwise than for the purposes of a reconstruction or amalgamation, or a receiver manager or administrator on behalf of a creditor is appointed in respect of the other party's business, or circumstances arise which would entitle a creditor to request that a court appoint a receiver, manager or administrator or which would entitle a court otherwise than for the purpose of a bona fide reconstruction or amalgamation to make a winding-up order, or the other party is unable to pay its debts within the meaning of Section 123 of the UK Insolvency Act 1986 or its relevant foreign jurisdiction;


             14.1.2 in the case of the Client, Exult Supplier or in the case of Exult Supplier, the Client, is in Default and the party in Default fails to remedy or compensate for the Default [***]* of a written notice from the other party specifying the Default and requiring its remedy; or


             14.1.3  in the case of the Client if there are:


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                     [***]*


      14.2   TERMINATION FOR CONVENIENCE


             The Client may, subject to Clause 17.2 (Termination for Convenience Payment), terminate this Agreement by giving Exult Supplier [***]* prior written notice, such notice not to take effect before [***]* where no Winding Up Plan is implemented or on such later date as is determined in accordance with Clause 14.7.


      14.3   TERMINATION ON TERMINATION OF FRAMEWORK AGREEMENT


             This Agreement shall, subject to Clause 14.7, terminate upon the termination or expiry of the Framework Agreement.


      14.4   TERMINATION ON NOTICE AFTER THE INITIAL PERIOD


             The Client may terminate this Agreement by giving [***]* notice to Exult Supplier such notice to take effect, subject to Clause 14.7, on the expiry of the Initial Period.


      14.5   TERMINATION FOR FORCE MAJEURE


             If an event of Force Majeure arises which cannot be readily resolved and continues for a period of 6 months which materially prevents or hinders the performance of material obligations under this Agreement in relation to one or more Processes then either party may at any time by notice terminate this Agreement in relation to the Process or Processes affected by the Force Majeure event as from, subject to Clause 14.7, the date of giving such notice. In the event of a partial termination of this Agreement in accordance with this Clause 14.5, the provisions of this Agreement relating to termination for Force Majeure and the consequences of termination, including Winding Up Assistance shall apply (but only to the extent of the Process or Processes affected by the Force Majeure event).


      14.6   TERMINATION FOR CHANGE OF CONTROL


             The Client may at any time by notice terminate this Agreement as from, subject to Clause 14.7, the date of giving such notice if there is a Change of Control of Exult Supplier, provided that such notice is given [***]* of Exult Supplier notifying the Client of such Change of Control.


      14.7   EXTENSION OF TERM FOR WINDING UP PLAN


             Any date for the termination of this Agreement provided in this Clause 14 shall be subject to any extension agreed or determined by the parties pursuant to the Winding Up Plan.


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      14.8   NOTIFICATION TO REGIONAL REPRESENTATIVES


             The Client or Exult Supplier, as the case may be, will wherever practicable inform the Regional Representatives in writing [***]* prior to giving notice under Clause 14.1 or 14.2, provided that failure to give such notice shall not affect the Client's or Exult Supplier's right to terminate the Agreement.


      14.9   PRESERVATION OF RIGHTS OF ACTION


             Any termination or expiry of this Agreement shall, subject to Clause 34.12 (Legal Proceedings), be without prejudice to and shall not affect any right of action or remedy which shall have accrued or shall thereafter accrue under the terms of this Agreement.


15    SUSPENSION OF A PROCESS


      15.1   [***]*


      15.2   [***]*


      15.3   [***]*


      15.4 As soon as it can be demonstrated to the reasonable satisfaction of the Regional Governance Panel that the Default has been remedied and a plan has been agreed between the parties for reinstatement of the Affected Process, the Client will by notice terminate the suspension and reinstate Exult Supplier's provision of the Affected Process.


      15.5 If, at the end of the suspension period, it has not been demonstrated to the reasonable satisfaction of the Regional Governance Panel that the Default has been remedied the Client shall either:-


             15.5.1 serve written notice on Exult Supplier to terminate this Agreement in relation to the Affected Process with immediate effect; or


             15.5.2 reinstate Exult Supplier's provision of the Affected Process in accordance with an agreed plan for reinstatement and resume the payment of Charges relating to the Affected Process.


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      15.6   In the event that Exult Supplier's provision of the Affected
             Process is reinstated in accordance with Clauses 15.4 and 15.5.2, Exult Supplier shall only be responsible for meeting Service Levels, including KPIs, applicable to the Affected Process once Exult Supplier has resumed the provision of the Affected Process for a period in excess of [***]*


      15.7 In the event of a partial termination of this Agreement in accordance with Clause 15.5.1, the provisions of this Agreement relating to termination for Default and consequences of termination, including Winding Up Assistance shall apply (but only to the extent of the Affected Process), and [***]*


      15.8 In the event of suspension pursuant to Clause 15.2, Exult Supplier shall offer to grant or to procure the grant of a licence in the terms set out in Clause 19.6 and shall give the Client, BPA and its Affiliates and its contractors such access to and use of the Client Assets, Exult Proprietary Systems and Future Systems and any other resources then being used to provide the Affected Process as the Client may reasonably require in order to provide for itself or procure the Affected Process through a third party in accordance with Clause 15.2; provided that in exercising its rights, the Client shall seek to minimise the disruption to Exult Supplier's other business. In this Clause 15.8, any contractor employed by the Client during the suspension period shall be deemed to be a Successor Operator for the purposes of the application of Clause
             19.6. Any licence and/or access rights granted pursuant to this Clause 15.8 shall apply solely for the suspension period.


      15.9 The remedies of the Client under this Clause 15 may be exercised in respect of any one or more Defaults of this Agreement by Exult Supplier.


16    WINDING UP ASSISTANCE


      16.1 [***]* prior to the Framework Expiry Date or on notice of termination of this Agreement at the request of BPA:


             16.1.1 the parties will promptly meet and develop and agree the Winding Up Plan to provide an orderly transitioning of the Services provided under the Agreement to the Successor Operator(s), including, but not limited to, the orderly transitioning of support and maintenance in respect of Exult Systems and Future Systems; and


             16.1.2 Exult Supplier shall co-operate fully with the Client, BPA and the Participating Affiliates to implement the Winding Up Plan, to minimise the cost and disruption of termination to the Client, BPA and the Participating Affiliates and to facilitate the orderly transitioning of the Services from Exult Supplier to Successor Operator in accordance with the provisions of this Agreement.


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      16.2   The Winding Up Plan is to cover the period up to [***]* from the earlier of (i) the Expiry Date; and (ii) the date of giving notice of termination of this Agreement.


      16.3 In the event that the parties fail to agree the Winding Up Plan within [***]* of first meeting in accordance with Clause 16.1, the matter shall be referred to the informal Dispute Resolution Procedure pursuant to Clause 29.1, and, if necessary, to an Expert in accordance with Clause 29.2. The costs of such Expert shall be borne equally by the parties.


      16.4 Exult Supplier shall provide all assistance reasonably required by the BPA Regional Project Leader or the Client for, or in connection with, the Winding Up Plan and/or to ensure an orderly migration of the obligations of Exult Supplier (including the provision of the Services) to a Successor Operator for the period of the Winding Up Plan.


      16.5 Exult Supplier shall develop a Service Delivery Description and shall deliver it to the BPA Regional Representatives and the Client as soon as reasonably practical after first meeting to develop and agree the Winding Up Plan. It will include up-to-date process flowcharts and any other documentation reasonably necessary to provide the BPA Regional Representatives and the Client with a clear understanding of how the Services are delivered and to enable the Client or Successor Operator to take over the provision of the Services and to maintain and develop the Service Delivery Model.


      16.6 BPA and the Client shall have the right, through their employees and/or Successor Operator, if applicable, to interface with Exult Supplier, Employees and Subcontractors to gain such an understanding of and familiarity with the systems documentation and processes used in providing the Services to enable their employees or a Successor Operator to provide services equivalent to the Services.


      16.7 In the event of a termination pursuant to Clause 14.3 (Termination of the Framework Agreement), the Winding Up Plan will be subject to and determined by the General Winding Up Plan.


      16.8 The parties shall continue to perform their obligations in accordance with this Agreement during the period of the Winding Up Plan except as expressly provided in the Winding Up Plan, provided, however, that the obligations set forth in the following Clauses shall not apply during the period of the Winding Up Plan: Clauses 4, 7, 13 and 22.


17    FINANCIAL CONSEQUENCES OF TERMINATION


      17.1   WINDING UP ASSISTANCE


             17.1.1 The Client shall bear it's own costs and the reasonable charges and expenses of Exult Supplier (which shall be based on the Standard Rates) incurred in connection with the Winding Up Assistance, including the preparation and production of the Service Delivery Description, provided that, for the avoidance of doubt, this will not prevent the Client from seeking to recover damages in


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                     respect of any loss it suffers pursuant to any termination of this Agreement (i) as a result of Exult Supplier's Default, pursuant to Clause 14.1; or (ii) pursuant to Clause 14.3 on the termination of the Framework Agreement as a result of Exult's Default.


             17.1.2 Exult Supplier shall invoice in respect of charges and expenses due pursuant to Clause 17.1.1 on a monthly basis and such invoices shall be paid within 30 days of receipt of an invoice in respect of such costs.


      17.2   TERMINATION FOR CONVENIENCE PAYMENT


             17.2.1 In the event of the termination of this Agreement by the Client pursuant to Clause 14.2 (Termination for Convenience), the Client shall pay to Exult Supplier the Early Termination Payment within [***]* of an invoice together with copies of all relevant accounts and records on which the calculations are based to demonstrate that the amount has been properly calculated in accordance with the methodology in Schedule C.


             17.2.2 The Client shall have the right to conduct an audit pursuant to Clause 12 (Audit) to verify the amount paid to Exult Supplier under Clause 17.2.1 and if the audit reveals that any over payment has been made, the provisions of
                     Section 14 of Schedule C shall apply.


             17.2.3 Notwithstanding Clauses 17.2.1 and 17.2.2, if the Client reasonably disputes the amount claimed by Exult Supplier under Clause 17.2.1, then the dispute will be referred to the informal Dispute Resolution Procedure in accordance with Clause 29.1 and in the event the parties fail to agree the Dispute shall be referred to an Expert for resolution, such Expert to be appointed in accordance with Clause 29.2.


      17.3   THIRD PARTY CONTRACTS


             17.3.1  GENERAL


                     Notwithstanding the other provisions of this Clause 17.3, on the termination of this Agreement for any reason, any financial consequences arising or flowing from any Exult Third Party Contracts or the termination of any such Exult Third Party Contracts:


                     (i) the duration of which Exult Supplier has agreed to extend beyond the Expiry Date; and


                     (ii) the terms and conditions of which have not been approved in writing by the BPA Regional Representative prior to the entering into or extension


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                            of such Exult Third Party Contracts,

                     shall, subject to Clauses 17.3.5 and 17.3.6, be borne in their entirety by Exult Supplier.


             17.3.2  TERMINATION FOR EXULT SUPPLIER'S DEFAULT


                     On the termination of this Agreement by the Client pursuant to Clause 14.1 (Termination on Winding Up or Default), any financial consequences arising or flowing from any Exult Third Party Contracts or the termination of any such Exult Third Party Contracts shall, subject to Clause 17.3.4 (Mitigation), be borne in their entirety by Exult Supplier.


             17.3.3  TERMINATION FOR ANY OTHER REASON


                     On the termination of this Agreement for any reason other than by the Client pursuant to Clause 14.1 (Termination on Winding Up or Default) any financial consequences arising or flowing from any Exult Third Party Contracts or the termination of any such Exult Third Party Contract shall, subject to Clause 17.3.4 (Mitigation) and Clause 17.3.5, be borne in their entirety by the Client.


             17.3.4  MITIGATION


                     The parties each agree to take reasonable steps to mitigate costs arising on termination of this Agreement, and agree that where either party is able to make use of the Exult Third Party Contracts, in whole or in part, for itself, its Affiliates or another client, it shall use reasonable endeavours to do so and the other party's obligation in relation to any Exult Third Party Contracts shall extend only to that element of cost of the Exult Third Party Contracts which remains unused.


             17.3.5 Exult Supplier further agrees that for a period of [***]* the date of termination of this Agreement if, subsequent to being reimbursed by the Client under this Clause 17, Exult or an Exult Affiliate or their clients use the whole or part of the Exult Third Party Contract for which Exult Supplier has been previously reimbursed by the Client, Exult Supplier shall refund to the Client such portion of the reimbursement which represents the use by Exult, Exult Affiliate or their clients of such Exult Third Party Contract.


             17.3.6  EMPLOYEES


                     The termination costs associated with Employees shall be dealt with in accordance with Schedule J (Employee Transfer Arrangements).


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      17.4   ASSETS


             On termination or expiration of this Agreement, the Client shall have the option and in certain circumstances the obligation to purchase Exult Assets at the written down book value as set out in Clause 18.2 (Transfer Arrangements on Termination - Exult Assets).


18    TRANSFER ARRANGEMENTS ON TERMINATION


      18.1   CLIENT PREMISES


             Exult Supplier shall vacate any Client Premises on or before the termination or expiry of this Agreement, provided that Client Premises or rights to Client Premises transferred to Exult Supplier pursuant to Clause 6.1 shall, on termination or expiry of this Agreement, be dealt with in accordance with Clause 18.2.


      18.2   EXULT ASSETS


             18.2.1 On the termination of this Agreement for all other reasons than by the Client pursuant to Clause 14.1 (Termination on Winding Up or Default). Exult Supplier shall offer to sell to the Client or its nominee and the Client shall or shall cause its nominee to, subject to Clause 18.2.3, purchase the Exult Assets at the written down book value as at termination or expiry.


             18.2.2 On the termination of this Agreement by the Client pursuant to Clause 14.1 (Termination on Winding Up or Default), Exult Supplier shall offer to sell to the Client or its nominee the Exult Assets (at the written down book value as at termination or expiry), but the Client shall not be obliged to purchase such Exult Assets.


             18.2.3 The parties agree to take reasonable steps to mitigate costs arising from or in connection with the Exult Assets on termination or expiry of this Agreement and the parties agree that where a party is able to make use of an Exult Asset for itself, its Affiliates or another client it shall use reasonable endeavours to do so at the request of the other party.


             18.2.4 Exult Supplier further agrees, at the Client's cost, to co-operate in the relocation of any Exult Assets to be purchased by the Client pursuant to this Clause, provided that for the avoidance of doubt this will not prevent the Client from seeking to recover damages in respect of any loss it suffers pursuant to any termination of this Agreement as a result of Exult Supplier's Default.


             18.2.5 On expiry of this Agreement Exult Supplier shall offer to transfer ownership of any fully amortised Exult Assets to the Client at no cost.


      18.3   SYSTEMS


             On the termination or expiry of this Agreement for any reason:



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             18.3.1  LICENCES

                     All licences and all other rights to any Systems shall be dealt with in accordance with Clause 19.


             18.3.2  ESCROW

                     Exult Supplier shall, on Client's written request, provide the Client with a copy of any source code materials held in escrow pursuant to Clause 6.3.4.


             18.3.3  RETURN OF CLIENT SYSTEMS AND MATERIALS

                     As soon as reasonably practicable following the termination or expiry of this Agreement, Exult Supplier shall return to the Client all Client Systems, Materials and Client Information subject to the Exult Supplier having the right to retain a copy of such Client Systems, Materials and Client Information for compliance with applicable laws, professional standards or quality assurance purposes.


      18.4   THIRD PARTY CONTRACTS


             On the termination or expiry of this Agreement, the parties shall, subject to Clause 17.3 (Third Party Contracts) and at the Client's option and request, use reasonable endeavours to transfer or assign all, or in the case of Exult Third Party Contracts which are not used solely to provide the Services to the Client, the relevant parts of, Exult Third Party Contracts entered into by Exult Supplier to provide the Services to the Client, BPA, a Participating Affiliate or a Successor Operator, as the Client may direct.


      18.5   EMPLOYEES


             The transfer of Employees on termination or expiry shall be dealt with in accordance with Schedule J (Employee Transfer Arrangements).


      18.6   BACK END CONSENTS


             Where the consent of any third party is required to enable Exult Supplier to provide the Client or Successor Operator, with the benefit of the arrangements under which Exult Supplier holds or uses any Exult Assets, Third Party Systems or Third Party Contracts or such a consent is otherwise required to enable the Client, or Successor Operator to take over the provision of the Services from Exult Supplier in the manner contemplated by this Agreement, Exult Supplier shall use reasonable endeavours, to procure that such consent is granted or at Exult Supplier's option, procure suitable alternative rights or services are provided to the Client or Successor Operator to enable it to perform the Services. The Client shall use reasonable endeavours to co-operate in obtaining such consents or obtaining suitable alternative rights, including where necessary entering into new agreements or agreeing to comply with the terms of the relevant existing agreements. The use of reasonable endeavours shall not include the payment of any monies by any party, but where consent can only be obtained in return for the payment of an additional sum, the parties shall consider paying such sum if it appears the most



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             cost effective way of proceeding. Any such payment shall be charged as a Pass Through Cost.


19    INTELLECTUAL PROPERTY RIGHTS


      19.1   CLIENT INTELLECTUAL PROPERTY


             All Intellectual Property Rights subsisting in or relation to Client Assets, Client Information, Client Systems, Materials and the BPA Service Delivery Model (collectively, the "Client Intellectual Property") shall (as between the parties) belong to and be vested in BPA or the relevant BPA Affiliate or their respective licensors as appropriate.


      19.2   EXULT SUPPLIER INTELLECTUAL PROPERTY


             All Intellectual Property Rights subsisting in or relation to Exult Systems, Future Systems, Work Product, and the Exult Service Delivery Model (collectively, the "Exult Supplier Intellectual Property") shall (as between the parties) belong to and be vested in Exult Supplier, Exult Participating Affiliates or their respective licensors as appropriate.


      19.3   LICENCE OF CLIENT INTELLECTUAL PROPERTY


             The Client hereby grants to Exult Supplier (or, in the case of Client Intellectual Property licensed to the Client, to the extent that such grant is not within its power, shall use reasonable endeavours to procure the grant to Exult Supplier of) a worldwide, non-exclusive, unlimited user, royalty free licence to use and the right to sublicence to subcontractors, the Client Intellectual Property solely for the purposes of providing the Services to the Client under this Agreement.


      19.4   LICENCE OF EXULT SUPPLIER INTELLECTUAL PROPERTY


             Exult Supplier hereby grants to the Client (or, in the case of Exult Supplier Intellectual Property licensed to Exult Supplier by third parties to the extent that such grant is not within its power, shall use reasonable endeavours, to procure the grant to the Client of) a worldwide non-exclusive, unlimited user licence, together with a right to sub-license to third parties, to use the Exult Supplier Intellectual Property or any physical material created as a result of the use of the same in connection with the supply of the Services to the extent necessary to enable the Client to receive the benefit of the Services.


      19.5   LICENCES OF CLIENT INTELLECTUAL PROPERTY ON TERMINATION


             On expiration or termination of this Agreement for any reason, the licences granted pursuant to Clause 19.3 shall automatically terminate.


      19.6   LICENCES OF EXULT SUPPLIER INTELLECTUAL PROPERTY ON TERMINATION


             On expiration or termination of this Agreement for any reason, Exult Supplier shall offer to, and at the Client's option, grant to the Client or Successor Operator (or, in the case of



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             Exult Supplier Intellectual Property licensed to Exult Supplier from a third party, use reasonable endeavours for the provision of services substantially similar to the Services under similar economic arrangements ) to procure the grant to the Client, BPA and the BPA Affiliates or Successor Operator of) a worldwide, perpetual, irrevocable, non-exclusive, unlimited user licence (which shall be at the lesser of the standard market rates and the lowest royalty Exult Supplier charges to other licensees for similar licences for the provision of services substantially similar to the Services provided under similar economic arrangements to use, modify and enhance any Exult Supplier Intellectual Property used for the provision of the Services in the [***]* immediately before the termination or expiry of this Agreement, with a right to grant sub-licences to Successor Operators, subject to Exult Supplier's prior consent to the identity of such Successor Operator for the purpose of being a sub-licensee of such Exult Supplier Intellectual Property and the terms of such sub-licence, such consent not to be unreasonably withheld or delayed. Such licence shall be for use solely in connection with the provision of services comparable to the Services for the Client and Participating Affiliates.


      19.7   ROYALTIES


             In the event that Exult Supplier exploits by way of assignment, license or otherwise, any Exult Supplier Intellectual Property which has been developed by way of a Project under this Agreement and such development was funded by the Client, then Exult Supplier shall pay to the Client royalties in respect of the benefits received from such exploitation. The royalty payable in each case shall be determined as part of the implementation of the Project pursuant to Schedule L and Schedule H.


      19.8   CLIENT'S RIGHT TO USE SYSTEMS ON TERMINATION


             In order to ensure that Exult Supplier is able to fulfil its obligations to provide the licence under Clause 19.6, where a System is to be developed specifically for the Client by Exult Supplier using the services of a third party ("Developed System") Exult Supplier shall before using such Developed System in the provision of the Services:


             19.8.1 take reasonable steps to obtain ownership rights in the Developed System including obtaining any necessary assignment of such rights from third parties; or


             19.8.2 if Clause 19.8.1 is not reasonably practicable, take all steps to procure a licence for itself substantially in the form set out in Clause 19.6 for such Developed Systems; and


             19.8.3  to the extent the steps described in Clauses 19.8.1 and
                     19.8.2 are not reasonably practicable, discuss and agree with Client alternative arrangements to ensure Client can continue to use the Developed System on termination or expiry of this Agreement.


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20    CONFIDENTIALITY


      20.1 All Confidential Information communicated in connection with the negotiation, preparation and performance of this Agreement was and shall be received in confidence, used only for the purposes, and within the duration, of this Agreement, and shall be protected in the same manner as the party receiving such Confidential Information protects its own Confidential Information, but in any event in not less than a reasonable manner, except for Confidential Information which:


             20.1.1 is or becomes generally available to the public other than as a result of a breach of this Clause 20;


             20.1.2 is acquired from a third party who owes no obligation of confidence to the disclosing party in respect of the Confidential Information;


             20.1.3 is independently developed by the receiving party without the use of the disclosing party's Confidential Information;


             20.1.4  the receiving party is required by law to disclose;


             20.1.5 is already known by the receiving party at the time of its receipt (as evidenced by its written records); or


             20.1.6 is agreed by the Client and Exult Supplier from time to time to be excluded.


             Provided always that:


             20.1.7 the onus shall be on the party disclosing the information pursuant to Clauses 20.1.1 to 20.1.6 to prove through the use of documentary evidence that the information fell within one of Clauses 20.1.1 to 20.1.6 otherwise than through unauthorised disclosure by that party; and


             20.1.8 if either party (the "disclosing party") is required to make a disclosure in accordance with Clause 20.1.4, it will, if it is not prohibited by law from doing so, provide the other party with prompt notice of any such requirement or request to disclose any such Confidential Information so that the non disclosing party may seek an appropriate order. The disclosing party shall provide the other party with all necessary assistance in any action taken by the other party to obtain an appropriate order including an order providing that the information does not have to be disclosed, an appropriate protection order or other reliable assurance that confidential treatment will be accorded the information that the disclosing party is required to disclose.


      20.2 Any party disclosing any Confidential Information to any agent or subcontractor shall obtain or have obtained from the authorised agent or subcontractor a signed confidentially undertaking which the party disclosing reasonably believes offers adequate protection in relation to the matters contained in Clause 20.1. The parties




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             agree that no Confidential Information will be disclosed after the expiry or termination of this Agreement unless such Confidential Information comes within one of the exceptions in Clauses 20.1.1 to 20.1.6.


      20.3 Upon the expiration or termination of this Agreement, all Confidential Information made available by one party to the other pursuant to this Agreement, including any copies thereof, shall be either returned to the disclosing party or destroyed pursuant to the request of such disclosing party. The Client and Exult Supplier may retain, however, subject to the terms of this Clause 20 and Clause 19 (Intellectual Property Rights), copies of the Confidential Information required for, in the case of Exult Supplier compliance with applicable laws, professional standards or quality assurance purposes, and in the case of BPA their continuing operations or internal business purposes.


      20.4 The obligations of each party in relation to Confidential Information contained in this Clause 20 shall survive the termination or expiry of this Agreement indefinitely.


      20.5 Each party shall procure that its employees, subcontractors, agents and Affiliates comply with this Clause 20 and shall, at the request of the other party provide appropriate assurance of such compliance and for the avoidance of doubt, Clause 12 (Audit) shall apply to such obligation.


21    DATA PROTECTION AND SECURITY


      21.1 Each party shall and shall procure that its Affiliates comply in all respects with the data processing obligations contained in Schedule Q and with all relevant laws relating to the holding, processing and protection of data.


      21.2 Exult Supplier shall maintain the integrity of all Client Information and keep such information logically separate from any information and/or data relating to third parties and shall procure that such information shall not be disclosed to any third party. Such information shall be used solely for the purposes of providing the Services and Exult Supplier shall procure that no third party shall obtain access to such information at any time other than its authorised Employees and Subcontractors and other third parties with the Client's prior consent.


      21.3 If Exult Supplier becomes aware that it has received Client Information which is not required to provide the Services, Exult Supplier shall promptly inform the Client and return such information to the Client on request without keeping copies of the same.


      21.4 Client Information shall remain the property of BPA or the respective BPA Affiliates, as the case may be. Exult Supplier shall provide BPA and/or the Participating Affiliates, as the case may be, with a copy of any part of the Client Information that BPA and/or the Participating Affiliates may, from time to time, reasonably demand.


      21.5 Exult Supplier shall and shall procure that its Employees and Subcontractors shall develop, document and implement and at all times maintain reasonable safeguards against the theft, destruction, loss, wrongful use, disclosure, corruption or alteration of

             Client Information in the possession or within the control or responsibility of Exult Supplier, which safeguards are subject to the Client's review and audit and which are at levels no less rigorous than the safeguards maintained by the Client immediately prior to the Commencement Date as such levels are established by each Due Diligence Exercise or as otherwise agreed by the Client and Exult Regional Project Leaders.


      21.6 Exult Supplier shall use reasonable endeavours to prevent computer viruses from being introduced by the Employees and Subcontractors onto or into any of the IT and communications equipment used by Client, the Participating Affiliates and their respective employees, agents or contractors.


22    CONTRACT AND SERVICE MANAGEMENT


      22.1   MANAGEMENT OF SERVICES


             The Client and the Exult Supplier will manage their relationship, including the provision of the Services, in accordance with the Global Governance Arrangements set out in Schedule P.


      22.2   [***]*


             22.2.1  [***]*


             22.2.2  [***]*


             22.2.3  [***]*


             22.2.4  [***]*


             22.2.5  [***]*


      22.3   SERVICE PERFORMANCE REPORTS


             Service Performance Reports will be prepared by the Exult Country Representative and shall include information, as applicable, on the RSLs, KPIs, KPI Failures, Key Incidents and the procedures followed in relation to them and shall set out the measures required to reduce the likelihood of a recurrence of the relevant KPI Failure and/or Key Incidents. Service Performance Reports shall be issued by Exult Supplier:


             (i) monthly to the BPA Country Representative to cover information relating to the previous month; and


             (ii) each calendar quarter to the Regional Governance Panel to cover information relating to the previous calendar quarter.


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      22.4   KEY INCIDENT REPORTING


             22.4.1 The Country Representatives shall report all Key Incidents promptly to the Regional Governance Panel.


             22.4.2  The purpose of reporting Key Incidents is to:


                     (i) bring incidents quickly to the attention of Exult Supplier's and the Client's management; and


                     (ii) highlight areas of control weakness, initiate procedures reviews and generate action to remedy control weaknesses identified.


             22.4.3 The reporting of Key Incidents does not replace or supersede, but shall be in addition to, the normal reporting (including the provision of Service Performance Reports under Clause 22.3) and updating of appropriate management of routine work incidents.


      22.5   SATISFACTION SURVEYS


             22.5.1 Exult Supplier shall prepare customer satisfaction surveys and management satisfaction surveys on a frequency and basis to be agreed by the Regional Governance Panel.


             22.5.2 Customer satisfaction surveys and management satisfaction surveys shall be submitted to the Regional Governance Panel by the Country Representatives and the results of such surveys shall be summarised in the relevant Service Performance Report.


      22.6   CONTINUOUS IMPROVEMENT


             22.6.1 Exult Supplier recognises that it has an obligation under this Agreement to maintain continuous improvement in the Service Delivery Model used in the provision of the Services on an ongoing basis in order to establish and maintain a position as a market leader and to continue efficient and effective use of developing processes and technologies.


             22.6.2 In addition to the benchmarking exercises referred to in Clause 22.2, Exult


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                     Supplier shall report to the Client on an annual basis its strategy plans to achieve continuous improvement referred to in Clause 22.6.1.


             22.6.3 To the extent that the parties agree particular Projects are appropriate to maintain continuous improvement, these shall be dealt with under Change Control Management process, provided that the parties recognise Exult Supplier should only bear an equitable proportion of the costs of any developments which will be used by Exult Supplier in the provision of services to other clients, including those clients which Exult Supplier provides services to from the Client Service Centre.


23    CONTRACT MINIMUMS


      23.1 Contract Minimums for each Contract Minimum Year shall be established in accordance with this Clause 23.


      23.2   The Contract Minimum for:


             23.2.1  [***]* and


             23.2.2  [***]*


      23.3 Prior the commencement of each calendar quarter in each Contract Minimum Year, the Client may give Exult Supplier [***]* of a proposed reduction in the Contract Minimums to take account of reductions in the Client's requirements for Services.


      23.4 This Clause 23 applies to situations which result in an actual reduction in the Client's requirement for Services and, for the avoidance of doubt, the Client may not assume responsibility internally for services equivalent to the Services or appoint a third party to provide services equivalent to the Services pursuant to the terms of this Clause 23.


      23.5 [***]* to the end of each Contract Minimum Year, the Regional Governance Panel shall meet to assess the impact, including the impact on the Charges for the then current Contract Minimum Year, of the reductions in the Client's requirements for Services notified in accordance with Clause 23.3 above. Subject to Clause 23.6, the Regional Governance Panel shall agree a decrease in the Contract Minimum for the succeeding Contract Minimum Year which is proportionate with the actual reduction in Charges arising from the events and in the event that the Regional Governance Panel cannot agree on the amount of the decrease the matter shall be referred to an Expert to be appointed in accordance with Clause 29.2.


      23.6 In no event shall a Contract Minimums be reduced by more than [***]*


      23.7 In the event that the impact of reductions in the Client's requirements for Services as


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                                       33
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             reviewed under Clause 23.5 is or would be to reduce the Contract
             Minimum for the succeeding Contract Minimum Year by more than [***]* the matter will be referred by either party to the Regional Governance Panel under Clause 18 of the Framework Agreement (Contract Minimums) to reassess the impact of such reduction across the relevant CSC Group. The decision of the Regional Governance Panel (or Expert determination as the case may be) made pursuant to Clause 18 of the Framework Agreement shall be implemented hereunder.


24    WARRANTIES


      24.1   Exult Supplier hereby represents and warrants to the Client that:


             24.1.1 INCORPORATION AND EXISTENCE It is duly constituted, organised and validly existing under its laws of incorporation.


             24.1.2 POWER AND AUTHORITY It has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under, this Agreement and all the documents which are to be executed by it as envisaged by this Agreement.


             24.1.3 CORPORATE ACTION All corporate action required by it to authorise the execution and delivery of, and to exercise its rights and perform its obligations under this Agreement and all other documents which are to be executed by it as envisaged by this Agreement has been or will be taken.


             24.1.4  ASSURANCE Nothing contained in this Agreement will:


                     (i) result in a breach of any provision of its constitutional documents; or


                     (ii) result in a breach of any agreement, licence or other instrument, order, judgment or decree of any Court, governmental agency or regulatory body to which it is bound.


      24.2   YEAR 2000 AND EMU COMPLIANCE


             24.2.1 Subject to Clause 24.2.2, Exult Supplier makes no warranties in respect of Year 2000 or EMU Compliance in respect of Services or Projects or other activities carried out under this Agreement and the Client or BPA and the BPA Affiliates shall be solely responsible for its and their Year 2000 and EMU Compliance.


             24.2.2 Exult Supplier warrants that Future Systems and Exult Proprietary Systems are Year 2000 Compliant and EMU Compliant and that it has used and shall continue to use reasonable endeavours to ensure that other Exult Systems are Year 2000 Compliant and EMU Compliant, including wherever practicable obtaining appropriate warranties from the third party providers and providing the Client with the benefit of such warranties.

             24.2.3  Exult shall not be in breach of the warranties in Clause
                     24.2.2 to the extent that any failure of the Exult Proprietary Systems and Future Systems to be Year 2000 Compliant or EMU Compliant is caused by data, interfaces with third party systems including BPA Systems, other than Exult Systems and software, in each case, which are not Year 2000 Compliant or EMU Compliant.


      24.3   The Client hereby represents and warrants to Exult Supplier that:


             24.3.1 INCORPORATION AND EXISTENCE It is duly incorporated, organised and validly existing under its law of incorporation.


             24.3.2 POWER AND AUTHORITY It has the legal right and full power and authority to execute and deliver, and to exercise its rights and perform its obligations under this Agreement and all the documents which are to be executed by it as envisaged by this Agreement.


             24.3.3 CORPORATE ACTION All corporate action required by it to authorise the execution and delivery of, and to exercise its rights and perform its obligations under this Agreement and all other documents which are to be executed by it as envisaged by this Agreement has been or will be taken.


             24.3.4  ASSURANCE Nothing contained in this Agreement will:


                     (i) result in a breach of any provision of its constitutional documents; or


                     (ii) result in a breach of any agreement, licence or other instrument, order, judgment or decree of any Court, governmental agency or regulatory body to which it is bound.


      24.4 Each of the Client and Exult Supplier undertakes to perform its obligations under this Agreement in compliance with all applicable laws, enactments, orders and regulations.


      24.5 Except as expressly stated in this Agreement, all warranties and conditions, whether express or implied by statue, common law or otherwise are hereby excluded to the extent permitted by law.


25    LIMITATION ON LIABILITY


      25.1 Neither party shall limit or exclude its liability to the other in respect of (i) death or personal injury caused by its negligence or the negligence of its employees acting in the course of their employment; (ii) for any fraudulent misrepresentation, including fraudulent pre-contractual misrepresentation made by a party on which the other party can be shown to have relied when entering into this Agreement; and (iii) any other liability which by law cannot be excluded.


      25.2 Subject to Clauses 25.1, 25.3 and 25.4 each party's liability to the other under this Agreement in respect of a claim arising out of this Agreement shall be limited to an



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             amount equal to [***]* Where an event which gives rise to a claim occurs during the initial 16 months of this Agreement each party's liability to the other shall be limited to [***]* established in accordance with the provisions of Schedule C, (Charges and Invoicing).


      25.3 Each party's aggregate liability to the other during the term of this Agreement for all claims arising out of this Agreement shall be limited to an amount equal to [***]* For the purposes of calculating the Charges under this Clause 25.3, [***]* provided that the limitation in this Clause 25.3 at any time shall not require the repayment of sums paid or payable in respect of claims in any earlier period.


      25.4 Each party's liability to the other for all claims arising under this Agreement in respect of any Project shall, unless agreed otherwise agreed in accordance with the procedure set out in Schedule H, (Projects), be limited to [***]*


      25.5 Subject to Clause 25.7, neither party shall be liable to the other for any consequential or indirect loss or damage suffered by the other party in connection with this Agreement.


      25.6 Neither party shall be liable to the other for loss of profits, loss of revenue, loss of goodwill or loss or failure to make any anticipated savings.


      25.7 In respect of the Client, the Client's re-establishment costs, and in respect of Exult Supplier, the categories of cost identified in Schedule C in relation to termination, such costs are not considered consequential or indirect loss.


      25.8 The limitations set out in Clauses 25.2 to 25.7 shall not apply with respect to:


             (i)    Indemnities (including those set forth in Schedule J);


             (ii) Payment under Letter of Credit (as described in Clause 22 of the Framework Agreement);


             (iii) Payment under designated insurance policies (as described in the Clause 22 of the Framework Agreement);


             (iv) Client's obligation to pay, including with respect to Early Termination Charges;


             (v) Liabilities arising from the breach of the confidentiality provisions under this Agreement;


             (vi)   Payment of Charges and Service Credits.


      25.9 Subject to Clauses 34.12 (Legal Proceedings) and 34.13 (Equitable Remedies) the parties recognise that damages are the only remedy available under this Agreement and, to the extent permissible by law, the limits under this Clause are the absolute limit


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             of each party's liability arising under or in connection with this
             Agreement. All other liability is expressly excluded.


      25.10  LIMITATIONS ON PARTICIPATING AFFILIATES' CLAIMS


             25.10.1 The following represents the limit of all claims or actions that may be made pursuant to this Agreement relative to Participating Affiliates:


                     (i) subject to the terms of this Clause 25.10, the Client shall have the right to bring actions against Exult Supplier in respect of such Participating Affiliates for Losses suffered by the Participating Affiliates in respect of the Services or this Agreement;


                     (ii) the Client shall wherever reasonably practicable consolidate actions against Exult Supplier for Losses suffered by Participating Affiliates in respect of each alleged default; and


                     (iii) the Participating Affiliates' Losses shall be deemed the direct Losses of the Client, but all such Losses shall be subject to the exclusions and limitations set out in this Agreement.


             25.10.2 The Client shall procure that:


                     (i) the Participating Affiliate will not make any claim or be a party to any claim or other action against Exult Supplier, Exult or an Exult Affiliate or their employees, offices or directors arising from or in connection with this Agreement; and


                     (ii) the Participating Affiliate will direct all communications regarding this Agreement through and to the Client and not to Exult Supplier.


             25.10.3 The Client is fully responsible for the performance of all its obligations under this Agreement with respect to the Services provided to such Participating Affiliates.


             25.10.4 Nothing in Clause 25.10.1, 25.10.2 or Clause 25.10.3
                     relieves the Client of its obligations or expands Exult Supplier's obligations under this Agreement.


26    INDEMNITIES AND DEFENCE OF CLAIMS


      26.1   INDEMNIFICATION BY EXULT SUPPLIER


             Subject to Clause 26.5, Exult Supplier shall indemnify and keep indemnified the Client, BPA, the Participating Affiliates and its and their respective officers, directors, employees, agents, successors and assigns (each, an "Indemnified BPA Party") from and against any and all Losses arising in connection with this Agreement from any of the following:

             26.1.1 a claim by a BPA Third Party arising from the death or illness of or personal injury to any BPA Third Party or from any damage to any real or tangible personal property of any BPA Third Party arising directly from and to the extent of the negligent act or omission of Exult Supplier, an Exult Participating Affiliate or its and their respective employees, officers, agents or subcontractors;


             26.1.2 a claim by a BPA Third Party arising from the death or illness of or personal injury to any employee of Exult Supplier or of an, Exult Participating Affiliate or to any employee of their respective agents, or subcontractors or arising from any damage to any real or tangible personal property of any employee of Exult Supplier or of, an Exult Participating Affiliate or of any employee of their respective agents, or subcontractors, in each case, notwithstanding that such claim arose from the negligence of an Indemnified BPA Party;


             26.1.3 a claim by a third party other than a BPA Affiliate to a Third Party Contract where such claim arises in connection with a breach of Exult Supplier's or Exult Participating Affiliate's obligations under or relating to such Third Party Contract assumed by Exult Supplier or the relevant Exult Participating Affiliate pursuant to obtaining consents in respect of such Third Party Contract to enable Exult Supplier or the relevant Exult Participating Affiliate to provide the Services; and


             26.1.4 a claim by a BPA Third Party arising from and directly connected with the breach of any law, rule, regulation or order, where such breach arises directly from the negligent act or omission of Exult Supplier, an Exult Participating Affiliate or its and their respective employees, officers, agents or subcontractors.


      26.2   INDEMNIFICATION BY BPA


             Subject to Clause 26.5, the Client shall indemnify and keep indemnified Exult Supplier, the Exult Participating Affiliates and its and their respective officers, directors, employees, agents, successors and assigns (each, an "Indemnified Exult Party") from and against any and all Losses arising in connection with this Agreement from any of the following:


             26.2.1 a claim by an Exult Third Party arising from the death or illness of or personal injury to any Exult Third Party or from any damage to any real or tangible personal property of any Exult Third Party arising directly from and to the extent of the negligent act or omission of the Client, a Participating Affiliate or its and their respective employees, officers, agents, or subcontractors;


             26.2.2 a claim by an Exult Third Party arising from the death or illness of or personal injury to any employee of the Client, or of a Participating Affiliate or to any employee of their respective agents or subcontractors or arising from any damage to any real or tangible personal property of any employee of the Client or of, a Participating Affiliate or of any employee of their respective agents or subcontractors, in each case, notwithstanding that such claim arose from the negligence of an Indemnified Exult Party;


             26.2.3 a claim by a third party other than an Exult Affiliate to an Exult Third Party Contract where such claim arises in connection with a breach of the Client's or Participating Affiliate's obligations under or relating to such Exult Third Party Contract assumed by the Client or the relevant Participating Affiliate pursuant to obtaining consents in respect of such Exult Third Party Contract obtained on the termination or expiry of the relevant Country Agreement;


             26.2.4 a claim by an Exult Third Party arising from and directly connected with the breach of any law, rule, regulation or order, where such breach arises directly from the negligent act or omission of the Client, a Participating Affiliate or its and their respective employees; and


             26.2.5  a claim by an Exult Third Party where such Exult Third
                     Party:


                     (i) is an employee or former employee of the Client or of a BPA Affiliate to the extent such claim relates to the period such employee or former employee was employed by the Client or a BPA Affiliate (except to the extent that such claim is covered by the indemnity provisions set forth in Schedule J of this Agreement);


                     (ii) is a beneficiary under any Client or BPA Affiliate employee related benefits plans, programmes or schemes to the extent that such claim relates to such plans, programmes or schemes; or


                     (iii) has a fiduciary role or responsibility in relation to any the Client or BPA Affiliate's employee related benefit plans, programmes or schemes to the extent such claim relates to such role or responsibility, in each case, except to the extent that such claim results from the negligence of Exult Supplier, an Exult Participating Affiliate, or its or their respective employees, officers, agents or subcontractors.


      26.3   INDEMNIFICATION BY EXULT SUPPLIER WITH RESPECT TO INTELLECTUAL
             PROPERTY


             26.3.1 Subject to Clause 26.5, Exult Supplier shall indemnify and keep indemnified the Client, its Affiliates and their respective officers, directors, employees and agents, from and against all reasonable costs and expenses (including the amount of any damages awarded by a court of competent jurisdiction) which the Client may incur as a result of defending or settling any claim by a third party that the Client's use or possession of any of the Exult Proprietary Systems is unauthorised or infringes the Intellectual Property rights of any third party.


             26.3.2 In the event of any such claim being made, the Client shall notify the Exult Regional Representative as soon as practicable upon becoming aware of the same and, subject to being indemnified, at the request of Exult Supplier, grant Exult Supplier sole conduct of the claim and provide to Exult Supplier all reasonable assistance in the conduct of the claim, provided that in conducting the claim Exult Supplier shall minimise the disruption to the business of BPA and the Participating Affiliates, including the use of the Exult Supplier Intellectual Property, as the case may be.


             26.3.3 No liability shall exist under this Clause 26.3 to the extent that any such claim arises solely from:


                     (i) the use by the Client and/or the Participating Affiliates of the relevant Exult Systems, Future Systems or Work Product for purposes not connected with the provision of the Services or services equivalent to the Services in the Country in which those Services are being provided or as otherwise authorised;


                     (ii) any modification of the relevant Exult Systems, Future Systems or Work Product by or on behalf of the Client and/or the Participating Affiliates to which Exult Supplier or the third party, as the case may be, has not given its consent; or


                     (iii) use of the relevant Exult Systems, Future Systems or Work Product in connection with materials or data supplied by the Client.


             26.3.4 In the event that the Client's use or possession of any part of the Exult Systems, the Future Systems or Work Product is held to be unauthorised or to infringe any third party Intellectual Property rights, then Exult Supplier shall at its own expense and at the Client's option:


                     (i) obtain for the Client a licence or such other right to continue to use that System or Work Product or part thereof; or


                     (ii) replace or modify such part so as to avoid or rectify the unauthorised use or infringement without significant interruption or degradation in performance of that System or the Services, provided that the Client shall provide Exult Supplier with all reasonable assistance (at the cost of Exult Supplier) to enable Exult Supplier to so do.


      26.4   INDEMNIFICATION OF EXULT IN RELATION TO INTELLECTUAL PROPERTY


             26.4.1 Subject to Clause 26.5, the Client shall indemnify and keep indemnified Exult Supplier from and against all reasonable costs and expenses (including the amount of any damages awarded by a court of competent jurisdiction) which Exult Supplier may incur as a result of defending or settling any claim by a third party that Exult Supplier's use of any of the Client Systems which has been authorised by the Client is unauthorised or infringes the Intellectual Property rights of any third party.


             26.4.2 In the event of any such claim being made, Exult shall notify the BPA Regional Representative as soon as practicable upon becoming aware of the claim and, subject to being indemnified at the request of the Client, grant BPA or the Client sole conduct of the claim and provide to the Client all reasonable assistance in the conduct of the claim.


             26.4.3 No liability shall exist under Clause 26.4 to the extent that any such claim arises from:


                     (i) the use by Exult Supplier of the relevant Client System for purposes not connected with the provision of the Services in the Country in which the Services are provided; or


                     (ii) any modification of the Client System by or on behalf of Exult Supplier to which the Client has not given its consent.


             26.4.4 In the event that Exult Supplier's use of any part of the Client Systems is held to be unauthorised or to infringe any Intellectual Property rights relating thereto, then the Client shall at its own expense:


                     (i) obtain for Exult Supplier a licence or such other right to continue to use that System; or


                     (ii) replace or modify such part so as to avoid or rectify the unauthorised use or infringement,


                     provided that Exult Supplier shall provide the Client with all reasonable assistance to enable the Client to so do.


      26.5   DEFENCE OF CLAIMS


             26.5.1 Each party will defend and procure the relevant Affiliate to defend any claim brought or threatened against the other party to the extent that such claim is or may be subject to the indemnity contained in Clauses 26.1, 26.2, 26.3 and
                     26.4 (the party providing such defence, the "Indemnifying Party" and the party entitled to such defence, the "Indemnified Party"). The Indemnifying Party will bear the expense of such defence and pay any damages and legal fees finally awarded by a court of competent jurisdiction which are attributable to such claim.


             26.5.2 The Indemnified Party shall notify the Indemnifying Party of any claim under Clauses 26.1, 26.2, 26.3 and 26.4 within 30 days (or such shorter period as may be required to respond to a third party claim) after receipt of notice. The Indemnifying Party required to indemnify the Indemnified Party under this Agreement shall have no obligation for any claim under this Clause 26.5 to the extent that the defence of such claim is prejudiced by such failure if:


                     (i) the Indemnified Party fails to notify the Indemnifying Party of such claim as provided above;


                     (ii) the Indemnified Party fails to tender control of the defence of such claim to the Indemnifying Party; or


                     (iii) the Indemnified Party fails to provide the Indemnifying Party with all reasonable cooperation in the defence of such claim (the cost thereof to be borne by the Indemnifying Party).


             26.5.3 The Indemnifying Party shall have no obligation for any claim under this Agreement if the Indemnified Party makes any admission or settlement regarding such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing sentence, the Indemnifying Party may settle any claim involving only the payment of money by the Indemnifying Party.


             26.5.4 The Indemnified Party shall have the right (but not the obligation) to participate in such defence or settlement (and in the case of any proposed settlement of a claim which does not involve only the payment of money, the Indemnifying Party shall obtain the prior written consent of the Indemnified Party to such settlement, such consent not to be unreasonably withheld or delayed), in which event the Indemnified Party shall pay its attorneys' fees associated with such participation.


             26.5.5 In conducting the defence of the claim the Indemnifying Party shall liaise with the Indemnified Party and keep the Indemnified Party informed as to the progress of the action and shall take into account the requirements and requests of the Indemnified Party and in particular shall not make any public statement relating to the action without the Indemnified Party's prior written consent and shall not do anything which could potentially adversely prejudice the reputation or goodwill of the Indemnified Party or its Affiliates.


      26.6   SURVIVAL OF RIGHTS


             All indemnities, and exclusions and limitations of liability contained in this Clause 26 and elsewhere in this Agreement shall remain binding on the parties hereto, notwithstanding the expiry or termination of this Agreement.


27    INSURANCE


      Exult Supplier shall inform the Client immediately in the event that it becomes aware that insurance cover as required under Clause 22 of the Framework Agreement is not in place and in such event shall itself obtain the appropriate insurance to the extent that this relates to this Agreement.

28    RECOVERY OF DAMAGE AWARDS


      28.1 In the event that the parties cannot agree as to whether there is a default or as to the amount to be paid to either party in connection with any default by the other party under this Agreement, the matter shall be resolved pursuant to the Dispute Resolution Procedure in accordance with Clause 29.3.


      28.2 In the event that it is agreed, or determined pursuant to Clause 28.1, that Exult Supplier is liable to pay an Award to the Client, the mechanism for recovering such Award shall be as follows:


             28.2.1 Exult Supplier shall first seek to recover the Award under any relevant insurance policy maintained by Exult pursuant to Clause 22 of the Framework Agreement (Insurance) and pay the Award recovered to the Client;


             28.2.2  if the Award is not paid to the Client pursuant to Clause
                     28.2.1 within 30 days of it being agreed or determined that an Award is payable, the Client (or BPA acting on its behalf) shall be entitled to seek to recover the Award directly under the indemnity to principal provision contained in any relevant insurance policy maintained by Exult in accordance with Clause 22 of the Framework Agreement (Insurance).


             28.2.3 If the Award is not paid pursuant to Clause 28.2.1 or Clause 28.2.2, the Client shall provide Exult Supplier with [***]* within which Exult Supplier shall pay the Award to the Client.


             28.2.4 Subject to the provisions of Clause 23 of the Framework Agreement (Letter of Credit), if the Award is not paid pursuant to Clauses 28.2.1, 28.2.2 or 28.2.3 within the expiry of the [***]* notice period in Clause 28.2.2, then BPA shall have the right, but not the obligation to make a demand under the Letter of Credit.


             28.2.5 Exult Supplier shall not be entitled to seek to recover under any insurance policy maintained pursuant to Clause 22 of the Framework Agreement (Insurance) in order to satisfy any indemnity claim or obligation or to seek to recover any Award made in connection with indemnity provisions other than claims, obligations or Awards made in connection with Clauses 26.1.1 and 26.1.2.


      28.3 In respect of an Award or other indemnity claim or obligation that the Client is liable to pay to Exult Supplier, the Client shall not be entitled to seek to recover under any insurance policy maintained pursuant to Clause 22 of the Framework Agreement (Insurance) in order to satisfy any indemnity claim or obligation or recover any Award made in connection with indemnity provisions other than claims, obligations or Awards


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

             made in connection with Clauses 26.2.1 and 26.2.2.


29    DISPUTE RESOLUTION


      29.1   INFORMAL DISPUTE RESOLUTION


             Prior to the initiation of dispute resolution procedures pursuant to Clause 29.2 and 29.3, the parties shall attempt to resolve any Dispute informally, as follows:


             29.1.1 Upon the request of either Country Representative, in the case of a Dispute which has not been resolved, or cannot be resolved by the Country Representatives within [***]*, that Dispute shall be referred to the Regional Governance Panel.


             29.1.2 If the Regional Governance Panel is unable to resolve the Dispute within [***]* after it is submitted to the Regional Governance Panel, then the Dispute will be referred to the Global Governance Panel. The Global Governance Panel shall use its best efforts to resolve such Dispute.


             29.1.3 If the Global Governance Panel is unable to resolve the Dispute within [***]* after it is submitted to the Global Governance Panel (or such later time as may be agreed by the Global Governance Panel), then the Dispute shall be referred to the Exult Chief Executive Officer and the BPA Vice President Group HR.


             29.1.4 If the BPA Vice President Group HR and the Exult Chief Executive Officer have not been able to resolve the Dispute within [***]* of the matter having been referred to them (or such later date as they may agree), the Dispute shall be referred to Expert Decision or Arbitration (as the case may be) in accordance with the provisions of this Agreement.


             29.1.5 During the course of any discussions in accordance with this Clause 29, all reasonable requests made by one party to the other for information will be honoured in order that the parties may be fully advised of each other's position. Any Confidential Information disclosed will be treated by the recipient in accordance with Clause 20 (Confidentiality).


             29.1.6 Unless the Agreement specifies otherwise, all Disputes shall be referred to the informal Dispute Resolution Procedure and thereafter to Arbitration pursuant to Clause 29.3.


             29.1.7 Only the informal Dispute Resolution Procedures set out in Clause 29.1 can apply where the parties fail to agree to carry out a new or Project or project or to make a substantial or material change to the Agreement or any Service or any provision specified in the Agreement as being an agreement to agree.


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      29.2   EXPERT DECISION


             29.2.1 Where a Dispute is designated in this Agreement as appropriate for Expert Decision it shall be referred for determination to an Expert nominated either jointly by the parties, or failing agreement between them within the time stated in this Agreement or, where no time is stated, within 10 working days, on the application of the Client or Exult Supplier, to:


                     (i) the Institute of Electrical Engineers for any issue involving software, hardware, or systems;


                     (ii) the Institute of Chartered Accountants for England and Wales for any issue involving finance, accounting and tax; and


                     (iii) the Institute of Personnel and Development Management for any issue involving human resources polices and practices that cannot be referred to an appropriate Expert under Clause 29.2.1(i) and (ii).


             29.2.2  The parties agree:


                     (i) to supply the Expert with the assistance, documents and information he/she requires for the purpose of his/her determination;


                     (ii) that in all cases, the terms of appointment of the Expert shall include a requirement on the Expert to give his/her determination with 21 days or such other period as may be agreed, to hold professional indemnity insurance for both then and for 3 years following the date of his/her determination and to establish his/her own reasonable procedures to enable him to give his determination; and


                     (iii) that in considering any issue relating to the KPIs the Expert shall take into account the performance levels of service achieved by the Client.


             29.2.3 The Expert's Decision is final and binding on the parties in the absence of negligence, manifest error or bad faith. The Expert acts as an expert and not an arbitrator and the Expert's Decision is not a quasi-judicial procedure. Save as provided elsewhere in this Agreement, each party shall bear its own costs and the costs of the Expert shall be borne equally between the parties.


      29.3   ARBITRATION


             29.3.1 Subject to any other terms of this Agreement, if any Dispute, which is designed as a Dispute to be referred to Arbitration, arising in connection with this Agreement cannot be resolved in accordance with the provisions of Clause 29.1 it shall be referred to arbitration at the written request of any party under the Rules of the International Chamber of Commerce, which rules are deemed to be incorporated by reference into this Clause 29.3.

             29.3.2  The parties agree that:


                     (i)    the number of arbitrators shall be three;


                     (ii)   the place of the arbitration shall be London;


                     (iii) the language to be used in the arbitration proceedings shall be English; and


                     (iv) the ruling of the arbitrators on the Dispute shall be final and binding.


30    FORCE MAJEURE


      30.1 Subject to Clause 30.2, neither party shall be liable to the other for any Loss of any kind whatsoever, including but not limited to any damages, whether directly or indirectly caused to or incurred by the other party to the extent such Loss arises by reason of any failure or delay in the performance of its obligations hereunder which is due to Force Majeure.


      30.2 The party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of Force Majeure shall use reasonable endeavours to continue to perform its obligations under this Agreement without being obliged to incur any significant additional cost to bring the Force Majeure to a close or to find a solution by which the Agreement may be performed despite the continuance of the Force Majeure circumstances.


      30.3 If either party shall become aware of circumstances of Force Majeure which give rise to or which are likely to give rise to any such failure or delay on its part, it shall forthwith notify the other by the most expeditious method then available and shall inform the other of the period which it is estimated that such failure or delay may continue. If Force Majeure continues for seven days or longer the Global Governance Panel shall be notified by the party affected by such Force Majeure and requested to decide upon a course of action.


      30.4 It is agreed that any failure by a party to perform or any delay by a party in performing its obligations under this Agreement which results from any failure or delay in the performance of its obligations by any person, firm or company with which such party shall have entered into any contract, supply arrangement or sub-contract or otherwise shall be regarded as a failure or delay due to Force Majeure only in the event that such person, firm or company shall itself be prevented from or delayed in complying with its obligations under such contract, supply arrangement or sub-contract or otherwise as a result of circumstances which would be Force Majeure for the purposes of this Agreement.


31    ASSIGNMENT


      31.1 Exult Supplier shall not be entitled to and shall not assign, novate or otherwise transfer this Agreement, in whole or in part, without the Client's prior written consent.


      31.2 The Client shall not be entitled to assign, novate or transfer this Agreement or any part of it without Exult Supplier's prior written consent save that the Client may assign, novate or otherwise transfer this Agreement in whole or in part to a BPA Affiliate, provided that if at any time following such transfer, assignment or novation the relevant entity ceases to be a BPA Affiliate the Client shall procure that such entity shall re-transfer, re-assign or re-novate this Agreement, or the relevant part of it, to the Client or another BPA Affiliate at that time.


32    SUBCONTRACTING


      32.1 Exult Supplier may employ subcontractors which are Exult Affiliates and may, subject to the other provisions of this Clause 32, employ other subcontractors in the provision of any part of the Services. Subcontractors listed in Schedule M are approved for the purposes of Clause 32.2.


      32.2 Exult Supplier shall not employ subcontractors without the BPA Regional Commercial Contract Leader's prior written approval (such approval not to be unreasonably withheld or delayed):


             32.2.1 on any occasion where the value of a proposed individual subcontract is in excess of [***]* per annum; or


             32.2.2 where the subcontracted work relates to a Sensitive Third Party Contract.


      32.3 Exult Supplier shall promptly notify the BPA Regional Commercial Contract Leader if at any time the total value of the subcontracted work in any twelve month period would be greater than [***]*


      32.4 Exult Supplier shall ensure that the Subcontractors are appropriately skilled and qualified.


      32.5 Exult Supplier shall remain liable to the Client in respect of any such Services provided by Subcontractors.


      32.6 Data protection and confidentiality provisions equivalent to those contained in this Agreement shall be included in any agreement with Subcontractors entered into by Exult Supplier pursuant to this Clause 32, provided that in respect of Subcontractors which are parties to Third Party Contracts which are assigned or novated to Exult Supplier, Exult Supplier shall use reasonable endeavours to comply with its obligations under this Clause relating to such Subcontractors and shall inform the Client where it has not been possible to fulfil such obligation.


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

      32.7 For the purposes of this Clause 32, Subcontractors shall not include contract staff whether hired on an individual basis or through an agency where Exult Supplier exercises direction and control over the work of such contract staff. The BPA Regional Commercial Contract Leader's consent is not required in relation to Exult Supplier hiring such contract staff.


      32.8 Exult Supplier's use in the ordinary course of business of third party services or products that are not dedicated solely to the provision of the Services and that are not material to the performance of the Services and which do not result in a material change in the way Exult Supplier conducts its business will not be subject to the provisions of this Clause 32. If the Client expresses any concern to Exult Supplier about any such third party services or products, Exult Supplier shall discuss such concerns with the Client and work in good faith to resolve the Client's concerns on a mutually acceptable basis.


      32.9 It is understood that no approval given under this Clause 32 shall generate contractual relations between the Client or any of its Affiliates and any Subcontractor except as expressly contemplated by this Clause 32.


33     PARTICIPATING AFFILIATES


      33.1 Exult Supplier acknowledges that the Client has concluded this Agreement for the benefit of the Client and the Participating Affiliates.


      33.2 At the request of the Client, Exult Supplier shall at the Client's expense execute all deeds or other documents required to enable any Loss incurred or sustained by any Participating Affiliate recovered pursuant to Clause 25.10 (Limitations on Participating Affiliates' Claims).


34    GENERAL TERMS


      34.1   PUBLICITY


             34.1.1 Except with the prior written consent of the other party each party shall not and shall procure that its Affiliates shall not make any press or other public announcements relating to this Agreement, the Framework Agreement or any other Country Agreement, or disclose any information relating to the commercial or other terms of this Agreement, the Framework Agreement or any other Country Agreement.


             34.1.2 It is the intention of the parties that immediately following the Commencement Date, they will jointly develop and agree a press release relating to their relationship under this Agreement and the Framework Agreement.


      34.2   NOTICES


             Wherever under this Agreement a party is required or permitted to give notice to the other party, such notice shall be in writing and shall be delivered personally, sent by fax,

             (as appropriate) recognised express courier service or certified, registered, or first class mail. Any such notice shall be deemed given when actually received when so delivered personally, by fax or express courier, or if mailed, on the 5th day after its mailing, postage prepaid to the recipient party addressed as follows:


             In the case of the Client:


             [Country Representative]


             [address]Fax: [?]


             BPA Regional Representative


             [Address]


             In the case of Exult Supplier:


             Exult Country Representative


             4 Park Plaza
             Suite 350
             Irvine
             California 92614


             Fax:  (949) 250 8086


             Attention: [name]


             with a copy (which shall not constitute effective notice) to:


             Legal Department


             4 Park Plaza
             Suite 350
             Irvine
             California 92614


             Fax: (949) 250 8086


             Any party may change its address for notices upon giving 10 days' prior notice of the change to the other parties in the manner provided in this Clause 34.2.


34.3   LIMITATION ON RECRUITING


             34.3.1 Subject as hereinafter provided in this Clause 34.3, each of the Client or Exult Supplier shall not during the term of this Agreement or within six months of its termination or expiry employ and/or solicit directly or indirectly any employees of the other party who have been involved in providing the Services or are otherwise connected with this Agreement.


             34.3.2 Clause 34.3.1 will not restrict the Client or Exult Supplier from employing employees of the other party:


                     (i) who apply unsolicited in response to a general advertising or other general recruitment campaign;


                     (ii) which the party who employed the relevant employee has agreed in writing may be so employed; or


                     (iii)  as contemplated in Schedule J of this Agreement.


      34.4   WAIVER


             34.4.1 Subject to Clause 34.12 (Legal Proceedings) no delay or omission by either party to exercise any right or power shall impair such right or power or be construed as a waiver.


             34.4.2 A waiver by either of the parties of any covenants to be performed by the other party or of any breach shall not be construed to be a waiver of any succeeding breach or of any other covenant.


             34.4.3 No waiver of any of the provisions of this Agreement shall be effective unless it is expressly stated to be a waiver and communicated to the other party in writing in accordance with the provisions of Clause 34.2 (Notices).


      34.5   AMENDMENTS


             The terms and conditions of this Agreement shall not be varied or amended, except by a written instrument executed by or on behalf of each of the parties in accordance with the Change Control Management process.


      34.6   SEVERABILITY


             If any provision of this Agreement is held to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that they shall immediately commence in good faith negotiations to seek to remedy such invalidity, unenforceability or illegality.


      34.7   COSTS


             Except as expressly otherwise provided for in this Agreement, each party shall bear its own costs and expenses incurred in connection with the negotiation and preparation of this Agreement.

      34.8   ENTIRE AGREEMENT


             This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and (to the extent permissible by law) supersedes all prior representations, writings, negotiations or understandings with respect thereto provided that neither party is attempting to exclude any liability for fraudulent statements including pre-contractual misrepresentations on which the other party can be shown to have relied.


      34.9   CONFLICT AND INCONSISTENCIES


             34.9.1 In the event and to the extent only of any conflict between the Clauses and the Schedules, the Clauses shall prevail.


             34.9.2 In the event of any inconsistencies between the English language version of this Agreement and any contract administration documents prepared in connection therewith and any translation of such agreements or documents, the English language version shall prevail. In the event of any inconsistencies between any obligations of the parties set out in this Agreement and the corresponding obligations in any Framework Agreement, the corresponding obligations in this Agreement shall prevail.


      34.10  SURVIVAL


             The terms and conditions of this Agreement which are expressly or by implication intended to survive its termination or expiry shall so survive and continue to bind the parties.


      34.11  COUNTERPARTS


             This Agreement may be executed in two or more counterparts or by fax, each of which shall be deemed to be an original, but all of which together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the original or the same counterpart or fax copy.


      34.12  LEGAL PROCEEDINGS


             Any legal proceedings in relation to this Agreement must be commenced by the relevant party within 2 years of the termination or expiry of this Agreement.


      34.13  EQUITABLE REMEDIES


             The parties agree that damages shall be the only remedy available in respect of each parties' liability arising under this Agreement provided that the parties shall be free to seek equitable remedies (including injunctive relief) in respect of breaches of confidentiality and matters relating to the infringement of Intellectual Property Rights.

      34.14  INDEPENDENT CONTRACTOR


             In providing Services to the Client under this Agreement, Exult Supplier is acting only as an independent contractor. Notwithstanding any provision of this Agreement to the contrary, this Agreement establishes and shall only be construed as establishing a contract between unrelated business entities for the provision and purchase of certain services and does not and shall not be deemed to create a partnership, joint venture, agency (except as expressly provided in this Agreement) or any other type of joint relationship.


      34.15  RESPONSIBILITY FOR EMPLOYEES


             Employees shall be employees of Exult Supplier or the relevant Exult Participating Affiliates as appropriate and under no circumstances other than as provided in Schedule J (Employee Transfer Arrangements) are Employees to be considered employees of the Client or any BPA Affiliate. Exult Supplier or the relevant Exult Participating Affiliate shall have the sole responsibility for supervision and control of the Employees and for payment of their entire compensation, including salary, Withholding Taxes and social security taxes, workers compensation, employee and disability benefits and the like and shall be responsible for all employer obligations under all applicable laws.


      34.16  RESTRICTIVE TRADE PRACTICES


             Notwithstanding any other provision of this Agreement, no provision of this Agreement which is of such a nature as to make this Agreement liable to registration under the Restrictive Trade Practices Act 1976 shall take effect until the day after that on which particulars thereof have been duly furnished to the Director General of Fair Trading pursuant to the said Act. For the purposes of this Clause 34.16, the expression "this Agreement" shall include any agreement forming part of the same arrangement.


      34.17  GOVERNING LAW


             This Agreement shall be governed and construed in accordance with the laws of England and Wales.

In witness whereof this Agreement has been executed the day and year first written above.



SIGNED BY .................................

for and on behalf of the Client

in the presence of:

 .................................







SIGNED BY .................................

for and on behalf of Exult Supplier

in the presence of:

 .................................

                               INDEX TO SCHEDULES
                         TO COUNTRY PRO FORMA AGREEMENT


Schedule A               Scope of Services (indicative)
Schedule B               Service Levels (indicative)
Schedule C               Charges and Invoicing
Schedule D               Third Party Contracts
Schedule E               Assets
Schedule F               Systems
Schedule G               Part I Country Transition Plan
                         Part II Validation Exercise
Schedule H               Projects/Projects
Schedule I               Part I Key Employees
                         Part II BPA Key Employees
Schedule J               Employee Transfer Arrangements

Schedule L               Change Control Management
Schedule M               Approved Exult Sub-contractors
Schedule O               BPA Business Policies and Controls
Schedule P               Global Governance Arrangements
Schedule Q               Data Protection
Schedule R               BPA Participating Affiliates
Schedule T               Process Line Population


Schedule U               Escrow Agreement
Schedule Z               Definitions

                                   SCHEDULE Z

                                   DEFINITIONS


1     DEFINITIONS


      "ACTIVE SERVICED EMPLOYEE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "ADDITIONAL AMOUNT" has the meaning ascribed to it in Clause 11.2.5(iii) (Withholding Taxes);


      "ADDITIONAL RESOURCE CHARGES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "AFFECTED PROCESS" has the meaning ascribed to it in Clause 15 (Suspension of a Process);


      "AFFILIATE" means in relation to Client a Client Affiliate and in relation to Exult Supplier an Exult Affiliate;


      "AGREEMENT" means the Clauses of and Schedules to this Agreement or any revised version agreed between the parties in accordance with the terms of this Agreement;


      "ANNUAL WORK UNITS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "ARBITRATOR" or "ARBITRATION" has the meaning ascribed to it in Clause
      29.3 (Dispute Resolution);


      "AUDITOR" has the meaning ascribed to it in Clause 12.2 (Audit);


      "AWARD" means the amount awarded to a party by an Arbitrator pursuant to Clause 29.3 (Dispute Resolution);


      "BASE CHARGE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "BASELINE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "BPA AFFILIATE" means any company which is from time to time directly or indirectly controlled by BPA and for this purpose:


      (i) a company is directly controlled by another company beneficially owning shares carrying the majority of votes at a general meeting of shareholders (or its equivalent) of the first mentioned company;


      (ii) a particular company is indirectly controlled by a company if a series of companies can be specified, beginning with that company and ending with the particular company, so related that each company in the series is directly controlled by one or more of the companies earlier in the series; and

      (iii) a company does not include any joint venture whether incorporated or unincorporated.


      "BPA COUNTRY REPRESENTATIVE" means any individual appointed by BPA pursuant to the Agreement to be a Country Representative in respect of this Agreement;


      "BPA IT POLICY" means the document, describing the policies to be adopted by the Exult and the Exult Affiliates in relation to the use of Systems in connection with the provision of the Services, set out in Schedule O, Part 1 (BPA Policies and Controls);


      "BPA KEY EMPLOYEES" means the BPA personnel identified by name and position in Part II of Schedule I to this Agreement (Employees).


      "BPA REGIONAL REPRESENTATIVE" means an individual appointed by Client pursuant to the Framework Agreement;


      "BPA RESPONSIBILITIES" means those actions described in Schedule A which need to be performed by the Client in order for Exult Supplier to be able to provide the Services;


      "BPA THIRD PARTY" means a third party other than BPA, a BPA Affiliate and its and their respective agents, subcontractors, officers, directors and employers;


      "CHANGE" means a change to this Agreement or the Framework Agreement agreed in accordance with the Change Control Management process;


      "CHANGE OF CONTROL" shall be deemed to have occurred in relation to any company ("the COMPANY") if any Relevant Entity, together with any Relevant Entity Affiliates:


      (i) becomes interested (and, for the avoidance of doubt, was not previously so interested), directly or indirectly, in more than 50 per cent of the shares of the Company or of the voting rights attached thereto, including through an initial public offering of more than 50 per cent of the share capital of the Company; or


      (ii) acquires the right to appoint or remove a majority of the board of directors of the Company references to a Relevant Entity being "interested" in shares shall mean interested in those shares for the purposes of Part VI of the Companies Act 1985.


      for the purposes of this definition only "RELEVANT ENTITY AFFILIATE" means, in relation to any Relevant Entity, any other which is in Control of, is Controlled by or is under common Control with such Relevant Entity, "CONTROL" of a person shall mean:


      (i) the right, whether direct or indirect, to vote 50 per cent or more of the securities having the power to elect directors of such person; or


      (ii) the power, whether direct or indirect, to direct the management or policies of such person.

      "CHANGE CONTROL MANAGEMENT" means the procedure by which changes may be made to the Agreement pursuant to Clause 9 (Change Control Management Process) and as further set out in Schedule L (Change Control Management);


      "CHANGE REQUEST" means a request for a Change made in accordance with the Change Control Management process;


      "CHARGES" means the charges payable by the Client in respect of the Services calculated in accordance with Schedule C (Charges and Invoicing);


      "CLIENT ASSETS" means the goods and other assets which are owned or used by BPA, a BPA Affiliate or the Client solely to provide the services equivalent to the Services immediately before the Commencement Date, including, but not limited to, Client Systems and Third Party Systems and facilities whether or not the subject of Third Party Contracts and as identified in Schedule E (Assets), in each case which are required to be used by Exult Supplier to provide the Services;


      "CLIENT INFORMATION" means the information provided by the Client which comes into the possession of Exult Supplier or the Exult Affiliates or their subcontractors pursuant to this Agreement, or created under or arising out of data and records of the Client, BPA or BPA Affiliates pursuant to this Agreement;"CLIENT INTELLECTUAL PROPERTY" has the meaning ascribed to it in Clause 19.1 (Intellectual Property Rights);


      "CLIENT PREMISES" means any premises of Client Affiliates in [Country] which the Client or Client Affiliates use to provide services equivalent to the Services immediately prior to the applicable Country Commencement Date;


      "CLIENT SERVICE CENTRE" means each of the remote service centres to be established by Exult Supplier;


      "CLIENT SYSTEMS" means Systems (or part thereof) in which the Intellectual Property is owned by either Client or Client Affiliates and to be used in whole or in part in the provision of the Services as identified in this Agreement;


      "COMMENCEMENT DATE" means the date of execution of this Agreement by both of the parties to this Agreement;


      "CONFIDENTIAL INFORMATION" means all information obtained from the other party which by its nature should be treated as confidential information or is marked as such which may come into its possession or into the possession of its employees, agents or subcontractors as a result of or in connection with this Agreement and any and all information which may be derived from such information;


      "CONTRACT MINIMUM(s)" has the meaning ascribed to it in Schedule C (Charges and Invoicing);

      "CONTRACT MINIMUM YEAR" has the meaning ascribed to it in Schedule C (Charges and Invoicing);

      "CONTRACT TRANSFER PLAN" means the plan to be developed and agreed by the Exult Supplier and the Client relating to the Transfer of a Third Party Contract to Exult Supplier or the assumption by Exult Supplier of an administration role in relation to a Third Party Contract;


      "CONTROLS" means those business practices (including computer security provisions, procedures to protect Confidential Information and procedures to ensure compliance with obligations to third parties in connection with Exult Supplier's provision of the Services hereunder), controls, Client policies, quality standards and human resource, financial and accounting controls necessary for the provision and receipt of the Services in accordance with this Agreement including:


      (i)    the Client Business Standards and Policy Document;


      (ii)   the Client Policy on the Business Conduct and Code of Business
             Ethics;


      (iii)  the Client Disaster Recovery Plan; and


      (iv)   the BPA IT Policy.


      which have been provided or will be provided from time to time to Exult Supplier in writing and as listed in Schedule O (BPA Policies and Controls);


      "CORPORATE OVERHEAD" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "COUNTRIES" means the Countries in which Client requires Exult Supplier to procure the provision of services such as the Services pursuant to the Framework Agreement and "COUNTRY" means any one of them;


      "COUNTRY AGREEMENT" means an agreement, substantially in the form set out in Schedule N of the Framework Agreement, except as varied by or as necessary to accommodate the relevant applicable laws of each Country or as agreed by Client and Exult, to be entered into pursuant to the Framework Agreement by a Participating Affiliate and Exult Participating Affiliate in relation to the provision of Services to that Participating Affiliate and any other Client Affiliates and/or Affiliates specified therein;


      "COUNTRY REPRESENTATIVES" means the representatives appointed by each of the Client and Exult Supplier pursuant to, and having the responsibilities referred to in Clause 22 (Contract and Service Management) and "COUNTRY REPRESENTATIVE" means any one of them;


      "COUNTRY TRANSITION PLAN" means the plan for the assumption of the provision of the Service by the Exult Supplier set out in Schedule G (Transition Plan);


      "DECREASES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "DEFAULT" means any material breach, or series of related or unrelated persistent breaches which when taken together constitute a material breach of its material obligations under this Agreement by either party;

      "DEVELOPED SYSTEMS" has the meaning ascribed in Clause 19.8.1 (Intellectual Property Rights);


      "DISPUTE" means any dispute, controversy or claim arising under this Agreement ;


      "DISPUTE RESOLUTION PROCEDURE" means the procedure which the parties agree should be used to resolve Disputes as set out in Clause 29 (Dispute Resolution);


      "DUE DILIGENCE COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "DUE DILIGENCE EXERCISE" means the exercise carried out in relation to each Country in accordance with Clause 4 (Due Diligence) of the Framework Agreement which includes the production of the Due Diligence Reports;


      "EARLY TERMINATION PAYMENT" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      Exult"EMBEDDED SERVICES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "EMPLOYEE" means any employee of Exult Supplier employed from time to time wholly or mainly for the purposes of performing Exult Supplier's obligations under this Agreement;


      "EMU COMPLIANCE" means that all financial and accounting software, screen layouts and hardware, conform with the applicable conversion and rounding requirements set out in the European Council Regulation 1103/97 and with the use of the euro as a dual and single currency but only to the extent necessary to meet the business requirements of Client and Participating Affiliates and where Exult Supplier has been given reasonable notice of such business requirements;


      "ESCROW AGREEMENT" means the agreement substantially in the form of that contained in Schedule U (Escrow Agreement);


      "EUROPE" means countries presently forming the European Union (Austria, Belgium, Denmark, Finland, Continental France (including Corsica), Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden and the United Kingdom) together with those territories or countries presently known as Albania, Andorra, The Azores, Belorussia, Bosnia, Bulgaria, The Canary Islands, Ceuta, The Channel Islands, Croatia, Cyprus, The Czech Republic, Estonia, Gibraltar, Hungary, Iceland, Isle of Man, Latvia, Liechtenstein, Lithuania, Macedonia, Maderia, Malta, Melilla, Moldavia, Monaco, Norway, Poland, Romania, the Russian Federation to the west of the Urals, San Marino, The Slovak Republic, Slovenia, Switzerland, Turkey, Ukraine, Vatican City and The Yugoslav Republic including such other countries as may be notified to Exult Supplier in writing from time to time;


      "EXISTING IT DOMAIN" means the IT infrastructure and systems architecture existing at the Commencement Date;


      "EXPERT'S DECISION" means the decision of the Expert pursuant to the procedure described in

      Clause 29.2 (Dispute Resolution);


      "EXPERT" has the meaning ascribed to it in Clause 29.2 (Dispute
      Resolution);


      "EXPIRY DATE" means the end of the Initial Period unless and until no notice to terminate is given within the time limit specified in Clause
      14.4 (Termination on Notice after the Initial Period) at which time the Expiry Date shall mean the Framework Expiry Date;


      "EXULT ACTUAL COST" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "EXULT AFFILIATE" means any company which is for the time being directly or indirectly controlled by Exult Supplier and for this purpose:


      (i) a company is directly controlled by another company beneficially owning shares carrying the majority of votes at a general meeting of shareholders (or its equivalent) of the first mentioned company; and


      (ii) a particular company is indirectly controlled by a company if a series of companies can be specified, beginning with that company and ending with the particular company, so related that each company in the series is directly controlled by one or more of the companies earlier in the series;


      "EXULT ASSETS" means the goods and other assets which are owned by Exult Supplier, Exult or an Exult Affiliate and acquired and used solely to provide the Services immediately before the termination or expiry of this Agreement, including Systems owned by Exult Supplier but excluding any assets licensed or leased to Exult Supplier, Exult or Exult Affiliate by way of a Third Party Contract;


      "EXULT PROPRIETARY SYSTEMS" means Exult's Systems in which the Intellectual Property is owned by Exult or Exult Supplier;


      "EXULT REGIONAL REPRESENTATIVES" means the individuals appointed by Exult Supplier pursuant to, the Framework Agreement;


      "EXULT SUPPLIER INTELLECTUAL PROPERTY" has the meaning ascribed to it in Clause 19.2 (Intellectual Property Rights);


      "EXULT SUPPLIER DISASTER RECOVERY PLAN" means the plan to be agreed between the parties which sets out the procedures to be adopted by Exult Supplier and the Exult Participating Affiliates in the event that any Systems used in the provision of the Services, or any data relating to the Services, is damaged or becomes unavailable for any reason;


      "EXULT SYSTEMS" means Systems used in the provision of the Services in which Exult or Exult Supplier owns the Intellectual Property or has been granted a licence to use the Intellectual Property, excluding Future Systems and Client Systems;


      "EXULT THIRD PARTY" means a third party other than Exult, an Exult Affiliate and its and their respective agents, subcontractors, officers, directors and employees;


      "EXULT THIRD PARTY CONTRACT" means any contracts, including subcontracts and licences, but excluding contracts relating to employment, entered into by, assigned to or novated to Exult, Exult Supplier or an Exult Supplier Participating Affiliate the benefit of which relates to, or which are used in whole or in part for, providing the Services;


      "FAILED READINESS TEST" means a failure to complete all material elements of a Readiness Test.


      "FORCE MAJEURE" means any cause affecting the performance of the obligations under this Agreement by a party arising from acts, events, omissions, happenings or non-happenings beyond its reasonable control including (but without limiting the generality thereof) governmental regulations arising after the Commencement Date, civil and/or political unrest, fire, flood, or any disaster or an industrial dispute (other than those relating to Exult's employees) but shall not include lack of funds or events caused by the party seeking to rely on the Force Majeure event or by any third party employed or engaged by the party seeking to rely on the Force Majeure event (except where and to the extent that such third party is also affected by a Force Majeure event) and provided that in determining what is in the reasonable control of Exult Supplier, full account shall be taken of the existence of the Exult Supplier Disaster Recovery Plan;


      "FULL SERVICE DATE" means 00.01 a.m. on the date (which is the end of the Transition Period) on which Exult Supplier is required to provide all of the Services to the Client pursuant to the Country Transition Plan.


      "FUTURE SYSTEMS" means Systems created by Exult Supplier or its Affiliates, or which Exult Supplier or its Affiliates procure to be created, in fulfilling obligations under this Agreement, during the term of this Agreement and provided to the Client or used in the provision of the Services;


      "FRAMEWORK COMMENCEMENT DATE" means the date defined as Commencement Date in the Framework Agreement;


      "FRAMEWORK EXPIRY DATE" means the date 7 years from the *Framework Commencement Date or in the event the Framework Agreement is extended by agreement between the parties, the date which is then stated as being the Expiry Date of the Framework Agreement;


      "GENERAL WINDING UP PLAN" means the plan for co-ordinating the orderly assumption of the provisions of the Services by the Successor Operator to be produced pursuant to the Framework Agreement;


      "GLOBAL GOVERNANCE PANEL" means the body to be established in accordance with the Framework Agreement;


      "GOOD INDUSTRY PRACTICE" means in relation to any undertaking and any circumstances, the exercise of the degree of skill, care, prudence and foresight which would be expected from a reasonably skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances;

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      "GUARANTEED MINIMUM SAVINGS" has the meaning ascribed to it in Schedule C
      (Charges and Invoicing);


      "GUARANTEED MINIMUM SAVINGS DATE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "HR IT SERVICES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INCREASES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INDEMNIFIED PARTY" has the meaning ascribed to it in Clause 26.5.1 (Defence of Claims);


      "INDEMNIFYING PARTY" has the meaning ascribed to it in Clause 26.5.1 (Defence of Claims);


      "INDEPENDENT BUSINESS" means any business unit within a Country designated by Client executive committee from time to time to operate at arm's length because (i) it is pending decision regarding a possible disposal of the business unit; or (ii) the business unit operates under conditions materially distinct from those applying to the Services as evidenced by non participation in all or some of the other Client main stream support services in that Country;


      "IN-SITU PROCESS TAKE ON DATE" means 00:01AM on the day on which Exult Supplier assumes responsibility for a Process in-situ;


      "INITIAL BASELINE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INITIAL BASE CHARGES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INITIAL PERIOD" means the period of 5 years from the Commencement Date;


      "INITIAL RESOURCE VOLUMES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "INTELLECTUAL PROPERTY" means patents, trade marks, service marks, copyrights, topography rights, rights to extract information from databases, design rights, trade secrets and rights of confidence and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of them which may subsist anywhere in the world, whether or not any of them are registered and including applications for registration of any of them;


      "INTERNAL CONTROLS" means such controls as would be reasonably required in accordance to Good Industry Practice;


      "KEY EMPLOYEES" means those Employees to be identified pursuant to Section 2, Schedule I (Employees) to this Agreement;


      "KEY INCIDENT" means an incident (whether or not a KPI failure) which would have an impact either real or perceived on the operational performance, finances or reputation of Client or the Client Affiliates or Exult's or the Exult Affiliates' performance, finances or reputation;

      "KPI CREDIT" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "KPI FAILURE" means any failure by the Exult Supplier to achieve a KPI;


      "KPI FAILURE PERIOD" means the period of time during which there has been a KPI Failure;


      "KPIs" means the key performance indicators set out in the Service Levels in Schedule B (Service Levels) and "KPI" means any one of them;


      "% OF KPI POOL" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "KPI PER EVENT CREDIT" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "LEVERAGED OPERATIONS" means the result of Exult Supplier's transformation of the Services to Exult Supplier's Service Delivery Model intended to improve the quality of HR services provided to the Client and achieve the Guaranteed Minimum Savings.


      "LEVERAGED PROCESS TAKE ON DATE" means 00:01AM local time on the day on which Exult Supplier assumes responsibility for a Process in Leveraged Operations;


      "LOSSES" means all losses, liabilities, costs (including reasonable legal costs), charges, expenses, actions, procedures, claims, demands and damages (including the amount of damages awarded by an arbitrator pursuant to Clause 29.3) (Dispute Resolution);


      "MATERIALS" means all materials, including without limitation, magnetic tapes, documents, designs, drawings, manuals, specifications, flowcharts, and all stationery and other consumables as are, at the applicable Country Commencement Date, in use by Client, the Client or their Affiliates for the provision of the services equivalent to the Services to the Client;


      "NON-TRANSFERRABLE THIRD PARTY CONTRACT" means a Third Party Contract other than a Transferable Third Party Contract;


      "NORTH AMERICA" means United States of America, Canada, and Trinidad and Tobago;


      "OPERATIONAL CHANGE" means a change to any Process which affects the procedures, scheduled operations activities, output and/or functioning of the Service Delivery Model, but which is not determined to be a Project, and does not require an adjustment to the Agreement;


      "PARTICIPATING AFFILIATES" means the Client Affiliates, in addition to the Client, which will receive the Services from the Exult Supplier Participating Affiliates under this Agreement and "Participating Affiliate" mean any one of them;


      "PASS THROUGH COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "PROCESS" means one of the 17 processes identified in Section II of Schedule A (Scope of Services);

      "PROCESS TAKE ON DATE" means 00.01am local time on the day on which Exult Supplier assume responsibility for the delivery of the applicable Process pursuant to the Country Transition Plan.


      "PROJECT" means a discrete piece of work which is not a Service, is not included in the Baseline, is limited in duration, has specific deliverables, has identifiable start and end dates, is agreed through the Change Control Management process, and is subject to an Process Charge as defined in Schedule C;


      "PROPOSED CHANGE" means a change requested through a Change Request, pending approval;


      "QUALITY CONTROL DOCUMENT" means the summary document to be prepared by Exult Supplier in accordance with Clause 3.2.8 (Controls) which sets out the basis on which Exult Supplier will apply the Controls to the provision of the Services;


      "READINESS TEST" means the test agreed between the parties to establish the readiness of both the Client and Exult Supplier to transition a Process to Exult Supplier as described in Sections 7 and 8 of Schedule G (Transition Plan).


      "REDUCED RESOURCE CHARGES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "REGION" shall mean each of North America, Europe and the Rest of the World;


      "REGIONAL REPRESENTATIVES" means the BPA Regional Representative and the Exult Regional Representative;]


      "RELEVANT ENTITY" means a person who in the reasonable opinion of Client either:


      (i) is a competitor of the Client, Client or a Participating Affiliate primarily engaged in the business of distribution and production of oil and petrochemicals;


      (ii) whose (i) financial substance and (ii) credit rating are weaker in any material respect than those of the Company; or


      (iii) may, through its control of the Company, have any adverse effect on the reputation of Client or any member of the BP Group;


      "RESOURCE UNITS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "RESOURCE VOLUMES" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "REST OF THE WORLD" means [countries in which Client or the Client Affiliates have operations other than Europe and North America;


      "RETURN ON COSTS" or "R.O.C." has the meaning ascribed to it in Schedule C (Charges and Invoicing);

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      "SALES TAXES" means any federal, national, state, local, sales, use, excise, utility, gross receipts, value added taxes, other similar tax-related charges and surcharges levied by any authorised tax authority, agency or government department;


      "SENSITIVE SERVICES" means those services in the nature of the Services which are considered by the Client, Client or Client Affiliates to be of a sensitive nature in that they represent a significant risk to the reputation or ongoing business of the Client, Client or Client Affiliates or if the nature of the services are such that they could, in the Client's, Client's or Client Affiliate's view, potentially expose the Client, Client or Client Affiliate to particular legal liability, including those relating to administration benefit plans subject to the US Employee Retirement Income Security Act 1974 as amended and are retained and provided internally by the Client, Client or any Client Affiliates;


      "SENSITIVE THIRD PARTY CONTRACTS" means those Third Party Contracts and Exult Supplier Third Party Contracts which are considered by the Client to be of a sensitive nature in that they represent a significant risk to the reputation or ongoing business of the Client, Client or the Participating Affiliates, or if the nature of the services provided under the contracts are such that they could, in the Client's view, potentially expose the Client, Client or the Participating Affiliate to particular liability;


      "SERVICE CREDIT" means an amount payable by Exult Supplier to the Client in respect of a KPI Failure;;


      "SERVICE DELIVERY DESCRIPTION" means the documentation to be prepared by Exult Supplier and/or Exult Supplier in accordance with Clause 16.5 (Winding Up Assistance);


      "SERVICE DELIVERY MODEL" means the method by which the Services, or in the case of Client, the services equivalent to the Services, are delivered.


      "SERVICE LEVEL" means the level to which the Services are to be provided to the Client as set out in Schedule B (Service Levels);


      "SERVICE PERFORMANCE REPORTS" means the reports to be produced by the Exult Supplier Country Representative in accordance with Clause 22.3 (Service Performance Reports);


      "SERVICED EMPLOYEE" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "SERVICES" means the human resource management and related services processes described in Schedule A (Scope of Services) as may be amended from time to time in accordance with the Change Control Management process.;


      "STANDARD RATES" means the rate to be charged by Exult Supplier to the Client for the provision of Projects as determined in accordance with Schedule C (Charges and Invoicing);


      "SUBCONTRACTOR" means any subcontractor of Exult Supplier engaged from time to time in accordance with Clause 32 (Subcontracting) for the purposes of performing any part of Exult Supplier's obligations under this Agreement;

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      "SUCCESSOR OPERATOR" means the entity (which may include Client or any
      Client Affiliates) succeeding Exult Supplier in the provision or operation of all or any of the Services;


      "SYSTEMS" means computer programs, databases, the tangible media on which they are recorded, and their supporting documentation, including input and output format, program listings, narrative descriptions, source code, object code, algorithms, logic and development tools, operating instructions and user manuals;


      "TAXES" means all federal, state, local or foreign income tax, duty, charge, and any penalty or interest thereon and any of the costs and charges whatsoever assessed or imposed by any competent legal or fiscal authority in relation thereto, including Withholding Tax, but excluding value added or other similar sales or use taxes;


      "TERM VESTED ANNUITANTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "THIRD PARTY CONTRACTS" means any contracts, including licences, but excluding contracts relating to employment, entered into by Client, or any Client Affiliates the benefit of which relates to, or which are used in whole or in part for providing services equivalent to the Services immediately prior to the Commencement Date as identified in Schedule D (Third Party Contracts);


      "THIRD PARTY HR CONTRACT" means a Third Party Contract pursuant to which a third party provides the Client with services equivalent to the Services;


      "THIRD PARTY SYSTEMS" means any Systems in which the Intellectual Property is owned by a third party which Client, or any Client Affiliate has been granted a licence to use and which are required to be used by Exult Supplier to provide the Services as identified in Schedule F (Systems);


      "TOTAL LABOUR RELATED COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "TRANSFER" and "TRANSFERRED" in respect to a Third Party HR Contract or Sensitive Third Party Contract refers to the transfer of such contract by assignment or novation as well as to, upon termination or expiry of such Third Party HR Contract, the taking over by Exult Supplier of the services provided thereunder as Services under the relevant Country Agreement;


      "TRANSFER/TRANSFORMATION COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "TRANSFERABLE THIRD PARTY CONTRACTS" means Third Party Contracts which are identified during the Due Diligence Exercise or the Validation Exercise or thereafter as being capable of being either terminated or assigned to Exult Supplier at short notice and without incurring any penalty; "VALIDATION EXERCISE" means the exercise to be carried out in accordance with Part 2 of Schedule G (Transition Plan);

      "TRANSITION PERIOD" means the period between the Commencement Date and the Full Service Date;


      "TRANSITION SCHEDULE" means the time line for the transition of all Processes for a Country to Exult Supplier (in-situ and/or Leveraged Operations) as defined in Section 9 of Schedule G (Transition Plan).


      "TRIGGER EVENT" means an event which will enable Client to obtain delivery of the relevant source code materials under the terms of the Escrow Agreement;


      "UNDERLYING TECHNOLOGY" means the Exult Supplier IT Domain dedicated to supporting the provision of the Services.


      "VALIDATION EXERCISE" means the exercise for each applicable Country consisting of the validation of the Baseline, volumetrics, resource requirements, costs, Services, Third Party Contracts and Service Levels, conducted within 60 days following the Country Commencement Date;


      "WINDING UP ASSISTANCE" means the assistance to be given by Exult Supplier to the Client as contained in a Winding Up Plan;


      "WINDING UP ASSISTANCE COSTS" has the meaning ascribed to it in Schedule C (Charges and Invoicing);


      "WINDING UP PLAN" means the winding up plan to be developed in accordance with the provisions of Clause 16 (Winding Up Assistance) to provide for the orderly transitioning of the Services to the Successor Operator on termination or expiry of the Agreement; and


      "WITHHOLDING TAXES" means any Taxes required to be withheld or deducted by the competent legal or fiscal authorities in the Country of the tax residence of the Client or any sum payable by the Client to Exult Supplier for the Charges under this Agreement.


      "WORK PRODUCT" means any works, including documents or reports whether or not in electronic form produced for delivery to the Client as part of the Services and/or fulfilling the obligations of Exult Supplier under this Agreement including the Service Delivery Description but excluding Future Systems and the Exult Supplier Systems.


      "YEAR 2000 COMPLIANT" means that all software, systems and hardware comply with the British Standards Institute requirements set out in DISC PD 2000-1 "A Definition of Year 2000 Conformity Requirements".

                                TABLE OF CONTENTS

CONTENTS                                                                               PAGE
1      Definitions and Interpretation.....................................................2


2      Term...............................................................................2


3      Services...........................................................................3


4      Exclusivity........................................................................7


5      Client Obligations including BPA Responsibilities..................................7


6      Transfer Arrangements..............................................................8


7      Third Party HR Contracts..........................................................10


8      Front End Consents................................................................13


9      Change Control Management Process.................................................14


10     Charges, Invoicing and Payment....................................................14


11     Taxes.............................................................................14


12     Audit.............................................................................16


13     Key Personnel.....................................................................18


14     Termination.......................................................................18


15     Suspension of a Process...........................................................20


16     Winding Up Assistance.............................................................21


17     Financial Consequences of Termination.............................................22


18     Transfer Arrangements on Termination..............................................25


19     Intellectual Property Rights......................................................27


20     Confidentiality...................................................................29


21     Data Protection and Security......................................................30


22     Contract and Service Management...................................................31

23     Contract Minimums.................................................................33


24     Warranties........................................................................34


25     Limitation on Liability...........................................................35


26     Indemnities and Defence of Claims.................................................37


27     Insurance.........................................................................42


28     Recovery of Damage Awards.........................................................43


29     Dispute Resolution................................................................44


30     Force Majeure.....................................................................46


31     Assignment........................................................................46


32     Subcontracting....................................................................47


33     Participating Affiliates..........................................................48


34     General Terms.....................................................................48

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE A


                                SCOPE OF SERVICES

                                TABLE OF CONTENTS



1       INTRODUCTION......................................................................1


2       EXULT SERVICES....................................................................1


        A      Training...................................................................1


        B      Organisation Development...................................................2


        C      HR Strategy................................................................2


        D      Labour Relations...........................................................2


        E      Expatriate Relocation and Administration...................................2


        F      HR Information Services  ("HRIS") (Employee Records).......................2


        G      Benefits...................................................................3


        H      Compensation...............................................................3


        I      Employee Relations.........................................................3


        J      Compliance.................................................................3


        K      Vendor Administration......................................................3


        L      Payroll....................................................................3


        M      Employee Development.......................................................4


        N      Resourcing/Recruiting......................................................4


        O      Severance..................................................................4


        P      Performance Management.....................................................4


        Q      Domestic Relocation Administration.........................................4


        R      HR Information Technology ("HRIT").........................................5

                                   SCHEDULE A


                                SCOPE OF SERVICES


1       INTRODUCTION


        This Section describes certain duties, obligations and responsibilities of Exult and of BPA in performing the Services.


        Except where specifically set out in the applicable Country Transition Plan, from the Commencement Date, Exult shall provide each process included in the Services [***]*.


        For the purposes of this Schedule, Exult shall mean Exult Supplier where appropriate; BPA shall mean the Client where appropriate.


2       EXULT SERVICES


        Exult and BPA will perform the services as defined in this Schedule A. For responsibilities where there is no quantification of the service to be provided, Exult and BPA will provide the [***]* Schedule T identifies the BPA population, by Process, that shall receive the Services identified in this Schedule.


        The detailed scope is to be agreed before the applicable Process Take On Date. Exult shall assume responsibility for each of the Processes set out in this Schedule on the applicable Process Take On Date. For the table included in each of the sections below, the following legend applies:



                               Table Legend

                       X      Performs Responsibility
                       A             Approves




        The parties recognise that there are third party agreements yet to be evaluated that may be identified as Sensitive Third Party Agreements. The current representation of process activities and responsibilities in Schedule C of this Agreement reflects the intention of the parties in the absence of Sensitive Third Party Agreements. Specific adjustment to the responsibilities of BPA and Exult in any Process area affected by Sensitive Third Party Agreements and/or Sensitive Services will be made prior to the Process Take On Date to address the legal and operational risks associated with the provision of Services by Exult, BPA and the third parties associated with the above, for the period of time these remain sensitive.


        A      TRAINING


               Training as a process includes training needs assessment, course/materials development, logistics co-ordination, conduct of training and training leader selection, training effectiveness assessment and post training follow-up. Delivery of training materials includes traditional classroom, self-study, computer-aided training and third party training delivery mechanisms.


----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

               [***]*

        B      ORGANISATION DEVELOPMENT


               Organisation development focuses on organisation design and ensuring organisation effectiveness. These activities include business and new venture organisation consulting, managing organisational improvement efforts and overseeing organisation consulting supplied by third parties. Assessment of existing and proposed organisation models and reorganisations will also be major activities in the area


               [***]*

        C      HR STRATEGY


               HR strategy develops the long-term HR strategy for BPA and ensures the linkages to organisational goals and business objectives. In addition, HR strategy directs the development of the HR function and maintains ties to outside entities thereby introducing new HR concepts into BPA


               [***]*

        D      LABOUR RELATIONS


               Labour relations promotes/maintains effective relationships between BPA and its employees. Relationship management, for example, with any BPA works councils, trade unions, collective bargaining units, employee forums and all BPA employees includes negotiations, problem/issue management, and interfacing with regulatory entities on behalf of BPA


               [***]*

               [***]*

        E      EXPATRIATE RELOCATION AND ADMINISTRATION


               Expatriate relocation and administration establishes expatriate policies, manages the special needs of the expatriate population, and assesses the many expatriate related problems/issues. Other responsibilities include tax activities, spouse and dependent programs, relocation assistance, and salary equalisation. Repatriation of employees is also in the scope of this function.


               [***]*


               [***]*

        F      HR INFORMATION SERVICES  ("HRIS") (EMPLOYEE RECORDS)


               HR information services (employee records) responsibilities include all activities necessary to capture, track, modify and report employee related electronic and physical data. HRIS data includes data on active employees, inactive employees such as terminated, term vested, deceased, and annuitants, and appropriate non-employee populations.


               [***]*


----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

               [***]*

        G      BENEFITS


               Benefits includes benefits strategy development, benefits plan design and administration, and communications of benefit programs to BPA employees. The function determines the appropriate competitive level and mix of benefits for BPA, including health and welfare plans, defined contribution plans, and defined benefit plans.


               [***]*


               [***]*

        H      COMPENSATION


               Compensation is the development of compensation plans and strategies for BPA. The function ensures and administers the various compensation programs that range from basic pay, executive compensation, variable pay programs and other business-needs based pay schemes. Additionally, the function determines the appropriate competitive level and mix of base pay, short-term incentives and long term incentives.


               [***]*

        I      EMPLOYEE RELATIONS


               Employee relations performs activities needed to keep a productive and committed workforce in place. Assuring a healthy work environment includes activities such as goal setting, diversity programs, employee complaint resolution, employee coaching/counselling and communicating workplace issues to interested groups of employees.


               [***]*

        J      COMPLIANCE


               Compliance is the management of BPA's legal requirements and internal business policies across all HR processes.


               [***]*


               [***]*

        K      VENDOR ADMINISTRATION


               Vendor administration is the process by which third party providers of HR or other related services to BPA are administered by Exult to ensure acceptable quality and price. Vendor selection, performance monitoring, service negotiation and vendor certification are all critical efforts. The administration of third party costs and allocation of these costs to the appropriate business entities are also included here.


               [***]*


               [***]*

        L      PAYROLL

----------

* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               Payroll processes include the collection of time and attendance data, management of employee earning and deductions, calculation of gross and net pay, and processing employee payments. Additionally, the payroll function will compute and file payroll related taxes, manage mandated deductions and perform the accounting transactions necessary to accumulate labour expenses at the detailed level including all general ledger interfaces.


               [***]*


               [***]*

        M      EMPLOYEE DEVELOPMENT


               Employee development identifies employee development needs and ensures that these development needs are planned with the employee and the supervisor. Development tool construction, managing the execution of development, tracking employee development plans, and succession planning are all included.


               [***]*


               [***]*

        N      RESOURCING/RECRUITING


               Resourcing/recruiting includes setting resourcing strategy, conducting workforce planning and performing the hiring process, which includes candidate pool solicitation, assessment, negotiation and orientation activities. Vendor administration, logistics and assessment of resourcing strategies are also included.


               [***]*


               [***]*

        O      SEVERANCE


               Severance responsibilities include development of successful programs/policies to transition employees from BPA, policy definition, program development, impact modelling and program administration, selection of third party vendors for outplacement, and managing the cost of severance programs.


               [***]*


               [***]*

        P      PERFORMANCE MANAGEMENT


               Performance management sets performance goal structures for BPA and develops the tools needed to assess employee/group performance against these goals. Management of the performance review process and reporting on the process outcomes are also responsibilities.


               [***]*


               [***]*

        Q      DOMESTIC RELOCATION ADMINISTRATION


----------
* Confidential treatment is requested for redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               Domestic relocation administration oversees the work involved in moving employees from one geographical location to another. Policy development, cost tracking, employee education and communication, third party administration and issue resolution all reside in this area.


               [***]*


               [***]*

        R      HR INFORMATION TECHNOLOGY ("HRIT")


               "BPA IT Domain" shall mean the data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities operated and maintained by BPA and/or operated and maintained by third parties under Third Party Contracts managed by BPA.


               [***]*


               [***]*


               [***]*

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE B


                                 SERVICE LEVELS

                                TABLE OF CONTENTS


1       INTRODUCTION.........................................................................1


2       PRINCIPLES GOVERNING SERVICE LEVELS..................................................1


3       PROCESS..............................................................................1


4       SERVICE CREDITS......................................................................3

                                   SCHEDULE B


                                 SERVICE LEVELS


1       INTRODUCTION


        This Schedule defines the principles and parameters governing the Service Levels which shall be measured. This Schedule also describes how these Service Levels shall be established.


        There are two types of Service Levels that shall be defined, measured and reported for each Country Agreement:


        1.1    Key Performance Indicators ("KPIs"):


               (i) KPI Surveys - these measure the satisfaction of BPA employees and management with the Services that are provided by Exult ;


               (ii) KPI Service Levels - Service Levels that must be met to avoid a significant financial or Service impact to BPA;


        1.2 Reporting Service Levels ("RSLs") - these measure Exult's performance of the Services using a range of quantitative and qualitative Service Levels.


               Each Country Transition Plan shall define the process by which the Services shall be transitioned from the BPA Service Delivery Model to the Exult Service Delivery Model. The impact of the transition to the Leveraged Operations shall be assessed and any changes to Service Levels, including KPIs, shall be agreed in accordance with Schedule L, Change Management.


               The process for initially establishing these Service is described in Section 3, Process.


2       PRINCIPLES GOVERNING SERVICE LEVELS


        Principles governing Service Levels are documented in the Framework Agreement, Schedule B, Service Levels.


3       PROCESS


        Following the Commencement Date of each Country Agreement and before the Process Take On Date, the parties shall determine and agree the Service Levels that shall be included in Schedule B, Service Levels, of the Country Agreement. In addition, the appropriate measurement tools and reporting process for each Service Level shall be identified.


        The timeframe to determine the Service Levels, the measurement tools and the reporting process shall be documented in the applicable Country Transition Plan.


        3.1    KPI Surveys


               3.1.1 An agreed upon Service Level metric shall be determined and implemented in accordance with the Country Transition Plan.


               3.1.2 Surveys shall then be conducted and measured against the KPI Survey metric and reported in accordance with the Service Performance Report obligation under the Country Agreement.

               3.1.3  KPI Surveys Service Level Table


                      [***]*


        3.2    KPI Service Levels


               3.2.1 With respect to the KPI Service Levels for Payroll and HRIT, as identified in each applicable Country Agreement, the parties shall agree on the applicable KPI Service Level metric prior to the Process Take On Date. Exult shall report on its performance of the Services in accordance with such KPI Service Level thereafter.


               3.2.2 With respect to the remaining KPI Service Levels, the parties shall agree on the applicable provisional KPI Service Level metric prior to the Process Take On Date. Exult shall measure and report its performance of the Services in accordance with such provisional KPI Service Levels for an agreed period of time, [***]*, in order to determine the appropriate KPI Service Level metric. After such period, the parties shall agree on the applicable KPI Service Level metric and Exult shall report on its performance of the services in accordance with such Service Level thereafter.


               3.2.3  KPI Service Level Table


                      KPI Process Weighting for KPI Service Levels shall be determined by the Client and identified within the Country Agreement. [***]* Each KPI [***]* shall be assigned a value of [***]*


                                          [***]*


               To the extent that a KPI Service Level is not achieved due to any non-performance of or any other defect in any systems, hardware or other technical infrastructure, other than those systems, hardware or other technical infrastructure supplied or controlled by Exult under this Agreement, Exult Supplier shall have no liability for such failure to achieve the KPI Service Levels.


        3.4    Reporting Service Levels


               The following table of RSLs is illustrative of those that will be adopted in each Country. The intention is to adopt a limited number of meaningful RSLs to reflect key aspects of each Process. The parties recognise that the illustrative RSLs set out below will need to be amended by agreement before the Process Take On Date for each Process to reflect the greater understanding of each Process that will be developed during the Validation Exercise (and on an ongoing basis through the life of the Agreement as the Service Delivery Model is enhanced).


               The parties agree that the RSLs should wherever practicable and appropriate be based on (i) information that is currently reported on at the Process Take On Date; or (ii)


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               information which can be generated from the normal operation of the Service Delivery Model and Systems without the need for extra development or modification to the Systems or Service Delivery Model. Any proposals for additional RSLs beyond the numerical limits set out above or for RSLs which do not fit into the category set out in the paragraph below shall be subject to Change Control Management and the Parties recognise that an appropriate equitable adjustment may be necessary to implement such RSLs. As noted in Section 3.4 below, the parties shall review Service Level metrics and shall determine and agree, through the Change Control Management process, revised Service Level metrics to reflect the benefits of Leveraged Operations. Agreed changes to RSLs resulting from this review will be implemented at Exult Supplier's expense.


               The number of RSLs shall me limited to a maximum of [***]* for each Country and wherever practicable and appropriate RSLs shall be standardised for like Processes in each Country. Although it is recognised that because requirements will vary between Countries and that there will sometimes be a need for different RSLs to be applied on a Country by Country basis, the intention is that the total number of active RSLs shall be no greater that 50 on a global basis at any one time.


               3.4.1 Once the measurement tools and the reporting process have been determined, the RSLs shall be measured and reported on an ongoing basis.


               3.4.2  Reporting Service Levels Table (Illustrative)


                                          [***]*


        3.5    ANNUAL SERVICE LEVELS REVIEW


               3.5.1 [***]* Processes being transformed to Leveraged Operations, the Regional Governance Panel shall review Service Level metrics and shall determine and agree, through the Change Control Management process, revised Service Level metrics to reflect the benefits of Leveraged Operations.


               3.5.2 These Service Levels shall be reviewed and revised, through the Change Control Management process on an annual basis thereafter.


4       SERVICE CREDITS


        4.1 KPI Surveys and KPI Service Levels shall be subject to Service Credits as set out in Schedule C.


        4.2 Provisional KPI Service Levels and RSLs shall not be subject to Service Credits.


        4.3 A failure by the Exult Participating Affiliate to meet a KPI set forth in the applicable Country Agreement shall entitle the BPA Participating Affiliate to at its option (1) recover a service credit as set forth in Schedule C and/or (2) seek any other remedy set forth in the applicable Country Agreement.



----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           COUNTRY PRO FORMA AGREEMENT


                                   SCHEDULE C


                              CHARGES AND INVOICING

                                TABLE OF CONTENTS

1       INTRODUCTION.........................................................................1


2       DEFINITIONS..........................................................................1


3       OVERVIEW.............................................................................3


4       CHARGING METHODOLOGY PRIOR TO THE GUARANTEED MINIMUM SAVINGS DATE....................8


5       CHARGING METHODOLOGY FOLLOWING THE GUARANTEED MINIMUM SAVINGS........................9


6       TRANSITION/TRANSFORMATION COSTS.....................................................15


7       CLIENT SERVICE CENTRE COSTS (CSC)...................................................15


8       AGGREGATION OF TRANSITION/TRANSFORMATION AND CLIENT SERVICE CENTRE COSTS............16


9       CORPORATE OVERHEAD/CENTRE OF EXCELLENCE/DUE DILIGENCE TREATMENT.....................16


10      IT INVESTMENTS......................................................................16


11      GAIN SHARING........................................................................16


12      CLASSIFICATION OF EXPENSE ITEMS SUBJECT TO MARGIN VERSUS PASS-THROUGH...............18


13      THIRD PARTY REVENUE.................................................................18


14      INVOICING...........................................................................18


15      TRANSFER OF ASSETS..................................................................19


16      CONTRACT MINIMUMS...................................................................19


17      INFLATION...........................................................................22


18      EARLY TERMINATION PAYMENT...........................................................22

                                   SCHEDULE C


                              CHARGES AND INVOICING


1       INTRODUCTION


        This Schedule describes the methodology for determining the charges to be paid by BPA to Exult for the performance by Exult of its obligations under this Agreement as well as the associated processes for invoicing BPA for such charges.


2       DEFINITIONS


        Any capitalised terms that are not defined in this Schedule shall have the meanings assigned to them in the Agreement. The following terms shall have the meanings set out below:


        "ACTIVE SERVICED EMPLOYEE" shall mean any Serviced Employee who is currently employed during the period when the Services are measured.


        "ADDITIONAL RESOURCE CHARGES" or "ARCs" shall mean the incremental charges payable by BPA, in addition to the Base Charge for resource usage that exceeds the Resource Volumes.


        "ANNUAL WORK UNITS" represents the annual total IT Work Units performed by Work Type.


        "BPA" shall mean BPA or the Client where appropriate


        "BASE CHARGE" shall mean Exult's annual charge divided by 12 and invoiced monthly for the period commencing [***]* from the Baseline Validation and recalculated [***]*.


        "BASELINE" shall mean the adjusted Initial Baseline as determined by Baseline Validation.


        "BASELINE GUARANTEE" means the minimum Initial Baseline and Baseline related to each Process taken on by Exult prior to the Guaranteed Minimum Savings Date as set out in Section 4.1. The Baseline Guarantee is [***]*


        "BASELINE VALIDATION" shall mean validation of the Initial Baseline to be completed [***]*


        "BENEFITS" shall mean those benefits set out in Schedule A.


        "CENTRE OF EXCELLENCE COSTS OR COE COSTS" shall mean the actual costs related to the organisation within Exult identified as such which include the Exult subject matter experts and support staff. Functions staff will perform shall include:


        (i) Supporting complex inquiries and problem resolutions on calls to the Client Service Centre; or


        (ii) Assisting with the management of third party vendors in defining service levels and monitoring performance; or


        (iii) Assisting in the implementation of policy modifications and changes that come from BPA ;


----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

               or


        (iv) Defining the continuous improvement and best practice trends per Process that are requirements of the Country Agreement


        "CHANGE REQUEST CHARGES" shall mean the charges relating to the implementation of Changes authorised by BPA in accordance with Schedule L.


        "CLIENT HR COSTS" shall mean the Total Labour Related Costs required by BPA to provide the Embedded Services and HR services [***]*


        "CONTRACT MINIMUMS" shall mean the minimum monthly payments by BPA to Exult as referenced in Clause 23 of the Country Agreement and in accordance with this Schedule C.


        "CONTRACT MINIMUM YEAR" means each period of 12 months following the Guaranteed Minimum Savings Date.


        "CORPORATE OVERHEAD" shall mean Exult's general and administration costs.


        "DECREASES" means the items set out in Section 3.4.2.


        "DUE DILIGENCE COSTS" shall mean the costs incurred by Exult in accordance with Clause 4.6 of the Framework Agreement in carrying out the Due Diligence Exercise in the applicable Country.


        "EMBEDDED SERVICES" shall mean those HR functions to be retained or retained as the case may be by BPA.


        "EXULT" shall mean Exult, the Exult Participating Affiliate or the Exult Supplier where appropriate


        "EXULT ACTUAL COST" shall mean the sum of [***]*


        "GUARANTEED MINIMUM SAVINGS" shall mean the reduction to the Category A costs included in the Baseline calculated in accordance with Section
        5.1.1 and Table C-5.1.1.


        "GUARANTEED MINIMUM SAVINGS DATE" shall mean [***]*


        "HR IT SERVICES" shall mean the costs for information technology services (as defined in Schedule A)


        "INCREASES" means the items listed in Section 3.4.2.


        "INITIAL BASELINE" shall mean [***]*


        "INITIAL BASE CHARGES" shall mean the monthly charges calculated in accordance with Section 4.1 for [***]*


        "INITIAL RESOURCE VOLUMES" shall mean, with respect to the applicable Country, the initial estimated amount of resources utilised by BPA (such as the number of training classes or



----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

        domestic relocations) and/or the number of Active Serviced Employees supported by BPA in the 12 month period prior to the Country Commencement Date.


        "KPI CREDIT" means the percentage subtracted from the applicable Exult gain share portion.


        "% OF KPI POOL" means the percentage used of the maximum Service Credits per year.


        "KPI PER EVENT CREDIT " means the percentage deducted for each missed Service Level from the % of KPI Pool for a specific KPI.


        "PASS THROUGH COSTS" shall mean those costs identified in the Country Agreement [***]*, including the cost of [***]*, BPA charge-ins including those relating to [***]*


        "REDUCED RESOURCE CHARGES" or "RRCs" shall mean the incremental credits payable to BPA for resource usage that is lower than the Resource Volumes.


        "RESOURCE UNITS" shall mean the units of measurement for the amount of Resource Volumes used within each Process.


        "RESOURCE VOLUMES" shall mean, with respect to the applicable Country, the estimated amount of resources utilised by BPA (such as the number of training courses, the number of attendees at training courses or domestic relocations) and/or the number of Active Serviced Employees required by BPA, annually from the Guaranteed Minimum Savings through the term of the Country Agreement.


        "RETURN ON COSTS" or "ROC" shall mean Exult's portion of gain share from providing Services in a Country divided by the Exult Actual Cost for Categories "A" and "B".


        "SERVICED EMPLOYEE" shall mean any BPA employee, former employee, or contractor that is supported by the Services.


        "TOTAL LABOUR RELATED COSTS" shall mean the costs incurred by BPA in relation to HR employees or individual contractors including salaries and wages, payroll benefits and BPA employee taxes, contractors fees, pension, travel expenses, training, meetings and entertainment, office space and utilities, office expenses supplies and dues, desktop and communication services, relocation and expatriate expenses. Pension costs are only included to the extent that BPA is at the relevant Process Take On Date making contributions to the employees' pension plans.


        "TRANSFER/TRANSFORMATION COSTS" shall mean the costs set out in Section
        6.


        "WINDING UP ASSISTANCE COSTS" shall mean the following costs associated with the transfer of the Services upon termination of the Country Agreement to BPA or a third party:


        [***]*


3       OVERVIEW


        3.1    PRINCIPLES


               The main principles underlying the charging mechanism are as follows:


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               3.1.1  Subject to Sections 5.1.3 (ARCs/RRCs), 17 (Inflation) and
                      agreed Changes, Exult's charges shall not:


                      [***]*


               3.1.2 Exult's charges shall be based upon BPA's Initial Baseline and Baseline, as appropriate, as described in Sections 4.1 and 5 of this Schedule C.


               3.1.3 The Exult Actual Cost in any year following the Guaranteed Minimum Savings Date [***]*, subject to the following adjustments:


                      (i)    ARCs/RRCs (see Section 5.1.3)


                      (ii)   Inflation (see Section 17)


                      (iii) Charges for agreed Changes (see Section 5.1.9 and Schedule L)


                    (iv) Project Charges (see Section 5.1.9)


               3.1.4  The Exult Actual Cost shall not [***]*


               3.1.5  [***]*


               3.1.6 During [***]* the parties will work together to ensure that all in-scope BPA employee costs are identified so that the Initial Base Charges calculated in accordance with Sections 4 and 5, [***]*


               3.1.7 From the Guaranteed Minimum Savings Date, and subject to agreed Changes, Force Majeure events, BPA performing its responsibilities under the applicable Country Agreement and the specific Process being taken on prior to the Guaranteed Minimum Savings Date. Exult shall provide Guaranteed Minimum Savings on the [***]* costs with respect to those Processes which have been taken on by the Guaranteed Minimum Savings Date and for subsequent Processes when taken on.


               3.1.8 It is Exult's intention to try to reduce the cost of Third Party Contracts transferred to Exult [***]*


        3.2    CATEGORIES OF COST


               The charging mechanisms will be based on cost categories related to the Services. BPA's costs will be broken down into three main categories:


               -      Category "A" costs are [***]*


               -      Category "B" costs are [***]*


               -      Category "C" costs are [***]*


               [***]* BPA shall receive Guaranteed Minimum Savings, shown in Table C-5.1.1, from


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                                       4

               Exult [***]*


        3.3    COUNTRY DUE DILIGENCE EXERCISE


               The Initial Baseline will be determined during the Country Due Diligence Exercise prior to signature of the relevant Country Agreement. [***]* The Country Due Diligence Exercises shall determine whether the Guaranteed Minimum Savings and Exult's Return can be achieved. [***]* The impact of any Withholding Taxes shall also be included in Exult's Return as set out in Clause 2.10 of the Framework Agreement.


        3.4    ESTABLISHING BASELINE COSTS


               3.4.1  Client HR Costs


                      The Client HR Costs shall be established by BPA during each Country Due Diligence Exercise. The Client HR Costs will be used to determine the actual [***]* cost savings realised by BPA as the result of the Process being taken on by Exult. [***]*, BPA will establish the numbers of HR staff and designate each staff member with the following categories:


                      -      In-Scope employees.


                      -      Embedded Services HR staff.


                      - Staff associated with the merger and harmonisation of BP and Amoco.


                      -      Staff whose status is still to be determined.


                      -      Other staff associated with identified projects


                      In order to establish the Total Labour Related Costs no HR personnel can be removed by BPA from the Client HR Cost without first being designated within one of the above five categories. Any dispute relating to the classification of HR personnel shall be determined by an Expert in accordance with Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).


                      [***]*


               3.4.2  Adjustments to Client HR Costs


                      Once the Client HR Costs are established, BPA shall put in place financial controls and tracking mechanisms to allow BPA to track costs and for Exult to verify such costs on a monthly basis. The Client HR Costs shall be adjusted to take into account "Increases" or "Decreases" as set out below:


                      A      Increases


                             Increases in costs shall include the following activities:


                             - An increase in compensation or other Total Labour Related


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

                                    Costs.


                             - Temporary staff required to replace staff included as Client HR Costs.


                             - Replacement (either temporary or full-time) staff to fill vacant positions for HR personnel initially included as Client HR Costs who leave BPA (or take a non-HR job within BPA) and who do not transfer to Exult prior to the applicable Process Take On Date.


                             - Additional HR resources to handle expansions and/or changes to BPA's business requirements and or activities.


                             -      Anticipated adjustments agreed by parties.


                      B      Decreases


                             Decreases in costs shall include decreases not caused by Exult taking on the Services:


                             - Savings in providing Embedded Services resulting from non-Exult activities such as using one HR advisor across more than one business unit where two or more advisors were used previously.


                             -      Savings as a result of a reduction in
                                    services provided by Embedded Services staff such as the elimination of Organisational Developmental services at a particular business unit.


                             - Continuous improvement in the way Embedded Services are provided such as the restructuring of functions to consolidate staff.


                             -      Divestitures.


                             - Replacement of Embedded Services staff with less expensive staff.


                             - Savings related to the harmonisation and merger of BP and Amoco. Such savings include, but are not limited to, for example, the transition to a single payroll system for the merged company in the Country.


                             In the event of a dispute arising out of the classification of a Decrease in cost as not having been caused by Exult taking on the Services, the matter shall be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure). Unless the parties agree otherwise, all cost Decreases not classified as Decreases not caused by Exult taking on the Services shall form part of the [***]* and [***]* cost savings realised by BPA as the result of Exult taking on the Process.


                             The remaining Client HR Costs [***]* shall be considered to be the cost of providing Embedded Services.


               3.4.3  Baseline Validation


                      Baseline Validation will commence once the final Process Take On Date has occurred and prior to [***]* to establish the actual Baseline to be used for the remaining term of the Country Agreement. Baseline Validation will establish the Baseline and resultant Base Charge to be applied following the Guaranteed Minimum Savings Date.


                      The Baseline Validation shall cover those items included in the Due Diligence Exercise as well as other costs or items the are identified subsequent to the Due Diligence Exercise. Baseline Validation shall also include validation of the remaining Client HR Costs including the merger and harmonisation costs associated with BP and Amoco. Exult shall have the option to carry out an audit at its own cost on the Client HR Costs established during Baseline Validation. Any disagreements about the findings of this audit may be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).


               3.4.4  [***]* Cost Validation


                      (i)    Principles relating to costs


                             The principles underlying the Exult Actual Cost [***]* are:


                             (a) Exult will use technology to assist it in providing the Guaranteed Minimum Savings


                             (b)    Exult intends to automate relevant
                                    transactional processes and allow BPA
                                    employee access through the implementation of internet-enabled HR support by using Client Service Centres (including the integration of HR transactional processing support), knowledge and case management, workflow and data warehousing technology;


                             (c) Exult's use of technology will continue to evolve as opportunities to use technology effectively are identified during the term of the Country Agreement;


                             (d) Exult shall not unreasonably be prevented from using technological innovations;


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


                             (e) as a result of Section (a) to (e) above, [***]*


               3.4.5  [***]* Charges


                      [***].*


               3.4.6  [***] Validation


                      The [***]* costs for BPA (which are based upon the budget provided by BPA) and Exult's budgeted [***]* costs shall be validated as part of the Baseline Validation. To the extent that the merger and harmonisation of BP and Amoco has not been completed by the completion date for the Baseline Validation an estimate for the anticipated impact of any remaining merger and harmonisation activity will be agreed and included in the Baseline Validation and such estimate will be subject to further validation on the completion of the merger and harmonisation activity. Both parties shall make reasonable efforts to validate these actual and budgeted costs. This shall include, where possible, the parties comparing individual cost items on a like-for-like basis. BPA's [***]* costs will need to be adjusted to match the changes in technology used by Exult to deliver the Services in order to achieve this like-for-like comparison.


                      If the parties disagree with this comparison of [***]* costs, the matter shall be referred to an Expert pursuant to Clause 24.2 of the Framework Agreement (Dispute Resolution Procedure).


               3.4.7  Resource Volumes


                      Prior to the Process Take On Date the Resource Volumes for the relevant process shall also be established.


               3.4.8  [***]* Costs


                      [***]* Costs shall also be validated as part of the Baseline Validation. The [***]* Costs shall go through a review process to establish an agreed cost projection from the third month following the Country Commencement Date until the end of month fourteen. [***]* Costs shall be tracked by Exult and reconciled with BPA [***]* following the Country Commencement Date.


4       CHARGING METHODOLOGY PRIOR TO THE GUARANTEED MINIMUM SAVINGS DATE


        Prior to the Guaranteed Minimum Savings Date and following the first Process Take On Date, charges from Exult shall be based on the Initial Base Charges.


        4.1    CALCULATION OF THE INITIAL BASE CHARGES


               Prior to the signature of each Country Agreement, Exult shall provide the Baseline Guarantee for each Process. BPA shall pay to Exult following each Process Take On Date the Initial Base Charges which shall be an amount equal [***]*:


               (i)    [***]*


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


               During Baseline Validation, the parties will reconcile the amounts invoiced in relation to each Process and the actual [***]* cost savings realised by BPA relating to that Process being taken on by Exult. If such actual costs are found to be:


               (i) greater than the amounts invoiced by Exult, Exult shall submit an invoice for the difference (actual [***]* cost savings less the invoiced amount) .


               (ii) less than the amounts invoiced by Exult, but greater than the Baseline Guarantee, Exult shall issue BPA a credit on the following month's invoice for the difference (invoiced amount less the actual [***]* cost savings).


               (iii) less than the amount invoiced by Exult and the Baseline Guarantee, Exult shall issue BPA a credit on the following month's invoice for an amount equal to the difference between the invoice amount and the Baseline Guarantee.


                                   TABLE C-4.1

                       BASELINE GUARANTEE FOR THE COUNTRY

                                     IN USD


                                     [***]*


        Where the parties agree, the Baseline Guarantee for each Process may be changed to reflect actual cost so long as the aggregate of all Processes within the Baseline Guarantee for the Country is equal to $[***]*


        If a Process is taken on prior to the completion of the Client HR Costs, the Initial Base Charges shall be equal to the Baseline Guarantee and reconciled at the end of the year for applicable costs exceeding the Baseline Guarantee.


        If a Process Take On Date is extended for more than 30 days, the parties shall establish a panel with equal number of members from each party to meet over a period of 30 days in order to decide the cause for such delay. [***]*


        Where the parties cannot agree which party caused a particular Process Take On Date to be delayed, a payment or credit can still be agreed by the panel although either or both parties may reserve the right to review the cause for any such delays during Baseline Validation and to refer any such disputes to the Informal Dispute Resolution Procedure pursuant to Clause 24.1 of the Framework Agreement, and if the parties are still unable to resolve such dispute, the matter shall be referred to an Arbitrator pursuant to Clause 24.3 of the Framework Agreement.


5       CHARGING METHODOLOGY FOLLOWING THE GUARANTEED MINIMUM SAVINGS


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


        From the Guaranteed Minimum Savings Date until the termination or expiry of the Country Agreement, BPA shall pay to Exult the greater of the Baseline Guarantee and the Baseline (both of which shall be subject to Guaranteed Minimum Savings). The Baseline Guarantee and Baseline charges shall be subject to Contract Minimums in each Country.


        [***]*


        BPA's actual usage/counts of the Resource Volumes shall be measured and reported by Exult [***]*, Exult shall calculate and apply the ARC/RRC adjustments, Service Credits and gain sharing adjustments.


        5.1    GUARANTEED MINIMUM SAVINGS CALCULATION


               5.1.1 The Guaranteed Minimum Savings shall apply to the [***]* charges in the Baseline in accordance with Table C-5.1.1. The Guaranteed Minimum Savings for [***]* items will be calculated [***]*


                           GUARANTEED MINIMUM SAVINGS

                                  TABLE C-5.1.1

               [***]*


               For the Guaranteed Minimum Savings to apply in respect of a Country, and provided that Exult has not delayed BPA, BPA must give notice [***]* to Exult that it wishes to receive the Services in that Country.


               [***]*


               5.1.2  Adjustments to Base Charge


                      (i) The Base Charge shall be adjusted during the last month of each Contract Minimum Year to determine:


                             [***]*


                      (ii) During the last month of each Contract Minimum Year the Base Charge shall be adjusted prior to the gain share claculation as follows:


                             (a) any increase or decrease in the Resource Volumes and the IT Work Unit Volumes that has occurred during the Contract Minimum Year; and


                             (b) to reflect an increase or decrease in the cost of providing any new services or modifying the Services agreed in accordance with the Change Control Management process.


                      (iii) The Base Charge for the following Contract Minimum Year shall be calculated by adjusting the Base Charge as follows:


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


                             [***]*


               5.1.3  ARCs/RRCs


                      ARCs will be used when the actual Resource Volumes in the current year exceed the upper threshold for Resource Volumes for the previous year. ARCs will be calculated by [***]*


                      RRCs will be used when the actual Resource Unit in the current year is less than the lower threshold for Resource Volumes for the previous year. RRCs will be calculated by [***]*


                      The ARC and RRC thresholds shall be established as part of the Baseline Validation.


                      ARCs and RRCs will be reconciled and invoiced on an annual basis. ARCs and RRCs unit rates will be subject to inflation adjustments in accordance with Section 16.


                      The ARC unit rates shall be agreed between the parties no later than the commencement of the Guaranteed Minimum Savings Date and [***]*. The RRC unit rates will be agreed between the parties no later than the commencement of the Guaranteed Minimum Savings Date and will be [***]* For example, [***]*


               5.1.4  Resource Units


                      The Resource Units identified below are intended to provide the proper measurement of usage for the Services and allow for a reasonable means to gather data. The Resource Units may be changed based on agreement between the parties at any time during the term of the Country Agreement.


                      -      [***]*


               5.1.5 Charges Based on the Average Number of Active Serviced Employees


                      Charges based on the average number of Active Serviced Employees include the following functions:


                      [***]*


                      The relevant employee database will be used to track Active Serviced Employees as the master repository for Active Serviced Employee information. When an Active Serviced Employee is added or removed, the relevant employee database will be updated with this information. Charges based on the average number of Active Serviced Employees will be derived from the weighted average number of Active Serviced Employees supported in BPA. Weighted average will be


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


                      calculated by taking the number of Active Serviced Employees for both the first and last day of the month and dividing by two (2).


                      In addition to the Resource Volumes for Active Serviced Employee, HR Information Services will have limitations on the number of reports (as these requests will come through HR Information Services in support of multiple Processes). This will be dependent upon the level of staffing. Reports shall be included in the IT Work Units structure (as defined in Section 5.2.4 below) determined during Baseline Validation.


                      In order to ensure that Exult can implement desired Process improvements and gain sharing while still providing flexibility in meeting BPA's needs, Payroll will be subject to two additional measurements beyond the Active Serviced Employee measurement. Manual cheques will be subject to a surcharge of [***]* per cheque and off-cycle Payroll runs shall be subject to an agreed surcharge.


               5.1.6 Service Charge Adjustments Based on the Average Number of Active Serviced Employees


                      If the weighted average actual number of Active Serviced Employees varies above the Resource Volumes by [***]*, then an adjustment to the Base Charge shall be calculated. ARCs and RRCs shall be based on the entire variance from the Resource Baseline Volumes. Should the actual Active Serviced Employees vary from the Resource Volume [***]*, the parties will agree upon an equitable adjustment to the Base Charge.


               5.1.7  Charges Based on Direct Usage


                      Charges based on the direct usage of each Process include the following functions:


                      [***.]*


               5.1.8  Adjustments to the Charges Based on Direct Usage


                      Should the direct usage count vary from the Resource Volumes by [***]*, then an adjustment to the Base Charge shall be calculated. ARCs and RRCs adjustments shall be based on the entire variance from the Resource Volumes. If the parties agree [***]* is not the appropriate threshold to trigger an ARC or RRC adjustment, the threshold may change subject to agreement by both parties. Should the actual usage vary from the Resource Volume by [***]*, the parties will agree upon an equitable adjustment to the Base Charge. For those Processes based on number of standard reports, these Processes will be grouped together for ARC and RRC adjustments as they will not be identified by Process when a request for a report is placed by BPA.


               5.1.9  Project Charges


                      For each Project identified in Schedule H, the charges for such Project will be agreed by the parties and set out in the applicable Project Statement. Unless otherwise agreed, Project Charges shall be based on [***]*. For services added that are not part of this Country Agreement and that continue for the duration of the Country Agreement, these services shall be handled through Change Control Management.


               5.1.10 Out-Of-Pocket Expenses


                      BPA will reimburse Exult for out-of-pocket expenses as part of requests outside of Services. These out-of-pocket are:


                      (i)    Project related travel expenses approved by BPA.

                      (ii)   Any other expenses approved by BPA.


        5.2    [***]*

               In addition to the charges shown in Section 5.2, other [***]* items which Exult and BPA determine may be classified as [***]* during the term of the Country Agreement through the Change Control Management procedure.


               5.2.1  Category B Base Charge will include [***]*:


                      [***]*


               5.2.2  [***]*


               5.2.3  [***]*


               5.2.4  Information Technology Work Units (IT Work Units)


                      Exult shall, in accordance with the IT Work Unit methodology perform modifications, enhancements, changes, and installations to comply with regulatory or trade union requirements and changes as disclosed to Exult by BPA. Exult shall support regulatory reviews, audits, compliance assessments, and related data gathering in a responsive time frame as required by regulators. BPA acceptance testing and final approval shall be required prior to implementation of such regulatory compliance.


                      Exult shall, in accordance with the IT Work Unit methodology, perform installation of upgrades and new releases issued by the vendors of third party applications software. Unless BPA directs otherwise, Exult shall install and upgrade such software so as to remain within one generation of the then-current maintenance release. Exult shall notify BPA in writing within a reasonable time prior to undertaking any such upgrade or installation. Exceptions to this approach shall be mutually agreed and shall be based on an assessment of risk and value associated with implementing the new release. Exult shall not upgrade third party applications software if Exult notifies BPA that such an upgrade shall have no value or an adverse impact on BPA and, after receiving such notification, BPA decides not to proceed with such upgrade.


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                      Exult shall, in accordance with the IT Work Unit
                      methodology, perform small enhancements to the computer applications. Exult shall perform small enhancement as requested and prioritised by BPA. Exult shall perform small enhancements to the computer applications portfolio.


               5.2.5  IT Work Unit Volumes


                      Exult and BPA shall consider the first [***]* as the period to develop the IT Work Unit algorithm and underlying assumptions. During this period the natural rate/size unit and the size requested metrics shall be collected. The parties intend that the basis shall reflect the quantity of regulatory changes, trade union contract changes, upgrades and small enhancement work required to be performed by Exult [***]* To the extent that any review of the IT Work Unit calculation algorithm generally determines that this intention is not being effectuated, the algorithm (or other aspects of the approach, as applicable) shall be adjusted as necessary. The reviews in subsequent years shall use each preceding year as the baseline.


                      The format for representing the volume of IT Work Units is represented in the following table. This catalogue is subject to mutually agreed upon adjustments resulting from the IT Work Unit review process described above.


                                    CATALOGUE OF BPA WORK TYPES

                                         NATURAL        NUMBER      WORK UNIT /     ANNUAL WORK
                  WORK TYPE             SIZE UNIT     REQUESTED      SIZE UNIT         UNITS
                  ---------             ---------     ---------      ---------         -----
               Regulatory

               Changes (Small)

               Regulatory Changes
               (Medium)

               Regulatory Changes
               (Large)

               Union Contract
               Changes

               Small Enhancements

               Upgrades

               YEAR 1 TOTAL


               5.2.6  Definition of IT Work Unit Terms:


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                      "WORK TYPE" is a means to provide for a categorisation of
                      the types of work that can be requested and is included in the IT Work Unit approach (e.g., regulatory changes, small enhancements, upgrades).


                      "NATURAL SIZE UNIT" is a means to define the size unit that best fits the work type that is discernible and measurable and can be audited. An IT organisation performs many different work types and each has its own "natural" sizing measure (e.g., lines of code, function points, flat rate, Primitive Value).


                      "PRIMITIVE VALUE" or "PV" represents the throughput necessary to complete the types of work in the BPA catalogue.


                      "NUMBER REQUESTED" represents the total number for the Work Type Natural Size Unit for the year. In a Work Type where the Natural Size Unit is Primitive Value the Number Requested represents the number of the Work Types completed in a year.


                      "WORK UNIT/SIZE UNIT" represents the IT Work Units computed for the Work Type.


                      "ANNUAL WORK UNITS" represents the total IT Work Units performed by Work Type.


                      "IT WORK UNITS" represents the base standard for measuring the work performed by Exult HRIT staff in making specific HRIT application systems changes calculated in accordance with the IT Work Unit algorithm developed pursuant to
                      Section 5.2.5.


        5.3    [***]*


               [***]* Costs will be subject to an annual review between BPA and Exult. The specific contracts will be identified and projections for the subsequent 12 months will be made for each contract. Both parties shall agree to the projected costs. [***]*


6       TRANSITION/TRANSFORMATION COSTS


        Costs relating to the transfer of the Services from BPA to Exult incurred by Exult after the relevant Country Commencement Date and prior to the relevant Process Take On Date [***]*


7       CLIENT SERVICE CENTRE COSTS (CSC)


        Client Service Centre costs are included in the [***]* charges as set out below.


        On an annual basis following the Guaranteed Minimum Savings Date through the term of the applicable Country Agreement, the charges will be based on the [***]*


        The Client Service Centre costs will include all staffing expenses, facility related expenses, management expenses related directly to the Client Service Centre, hardware and software expenses, lease expenses, finance charges, amortisation and depreciation, supplies and third


----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

        party services related to the Service Centres. IT related costs that support multiple customers shall be included as well in the aforementioned categories. Client Service Centre costs will be allocated to the appropriate [***]* Processes.


                                   TABLE C-7.1

                 CLIENT SERVICE CENTRE COSTS MAXIMUM ALLOCATION

                                     IN USD

[***]*


8       AGGREGATION OF TRANSITION/TRANSFORMATION AND CLIENT SERVICE CENTRE COSTS


        By agreement at the time not to be unreasonably withheld, with respect to the maximum allowed costs for Transition/Transformation in Section 6 and Client Service Centres in Section 7, Exult shall be allowed to [***]*


9       CORPORATE OVERHEAD/CENTRE OF EXCELLENCE/DUE DILIGENCE TREATMENT


        Corporate Overhead costs will be recovered from available gain share before gain share is distributed. Following the Guaranteed Minimum Savings Date, Corporate Overhead for the U.S. and U.K. will be allocated at the lesser of:


        -      [***]*


        Exult Centre of Excellence (COE) costs [***]* and recovered from available gain share before gain share is distributed. Following the Guaranteed Minimum Savings Date, indirect COE for the Country will be allocated at the lesser of:


        -      [***]*


        The Corporate Overhead/COE/Due Diligence costs allocation methodologies on actuals may be changed subject to agreement between the parties.


10      IT INVESTMENTS


        IT Investments shall fall into two types. The first type shall consist of those IT investments authorised by BPA. [***]* The second type shall consist of those IT investments that are intended to be for the benefit of multiple Exult clients.
        [***]*


        If the second type of investment will result in the Exult Actual Cost for [***]* exceeding the [***]* cost in the Baseline, Exult shall obtain approval from BPA, such approval not to be unreasonably withheld, prior to making such investment.


        [***]*


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11      GAIN SHARING


        BPA and Exult shall participate in a gain sharing exercise for [***]* items. Gain sharing can only apply to [***]* once Guaranteed Minimum Savings have been realised. The Base Charge and Exult's actual costs for [***]* shall be used in quantifying the total amount of gain sharing to be allocated between BPA and Exult. Each charge Category will be handled differently under this gain sharing arrangement. [***]*


        11.1   GAIN SHARING METHOD BY CATEGORIES


               To determine the applicable gain share, Exult's Actual Costs for [***]* items will be subtracted from the applicable Base Charge for the preceding 12 months. Exult's, costs for Corporate Overhead, Charge-Ins from BPA, COE and Amortisation of Due Diligence will be subtracted from the amount available for gain share. The remaining amount will be subject to gain share distribution. Gain sharing [***]* will start from the [***]* and at the end of every 12-month period thereafter to determine the applicable gain share.


               [***]* Following the Guaranteed Minimum Savings Date, [***]* gain share will be subject to gain share distribution.


               The method for gain sharing calculation shall be as follows:


               (i) If the Exult Actual Cost for [***]* is less than the Base Charge for [***]* items, then those savings (Base Charge minus Exult Actual Costs for [***]*) will be subject to adjustments and subsequently the Gain Sharing Distribution Matrix shown below in Tables C-11.2.1 and C-11.2.2. The levels of distribution that determine the proportion of gain share are shown as part of the Distribution Matrices.


               (ii) If the actual [***]* costs are less than the budgeted [***]* costs (Budgeted [***]* cost - Actual [***]* cost) then those savings shall be subject to the Gain Sharing Distribution Matrix shown below in Tables C-11.2.1 and C-11.2.2


        11.2   GAIN SHARING DISTRIBUTION MATRIX


               The Gain Sharing Distribution Matrix will be used to determine the proportion of savings to be split between BPA and Exult resulting from the calculation of the amount available for gain sharing. [***]* The gain share will begin with the first level of distribution and proceed to the next level until the amount available for gain share has been fully distributed.


                   GAIN SHARING DISTRIBUTION MATRIX-NO SERVICE CREDITS TO BPA

                                 TABLE C-11.2.1

[***]*

        11.3   GAIN SHARING EXAMPLE

               Table C-11.3 below is an example of the gain sharing calculation amount and distribution.

[***]*


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                                       17

            [***]*


        11.4   SERVICE CREDITS CALCULATION


               KPIs are Service Levels that, when missed, are subject to Service Credits. Service Credits for KPIs will be weighted in accordance with Schedule B of this Agreement and will adjust the gain sharing distribution between BPA and Exult. The Service Credits shall be calculated on a Client Service Centre basis as part of gain sharing and credited to the respective Countries (as advised by BPA) on an annual basis.


               The formula for calculating the Service Credits for Exult's failure to achieve any one of the seven KPIs is set out below. The total amount determined from the service credit calculations for all KPIs shall be subtracted from Exult's gain share portion prior to Service Credits. The net result shall equal Exult's gain share portion after Service Credits.
               [***]*


               The calculation of Service Credits will be by KPI Process. Any unutilised credits in the KPI Pool at the end of any year following the Guaranteed Minimum Savings Date cannot be carried forward to the succeeding year.
               [***]*


                   SERVICE CREDITS CALCULATION METHOD EXAMPLE

                                  TABLE C-11.4

[***]*


12      CLASSIFICATION OF EXPENSE ITEMS SUBJECT TO MARGIN VERSUS PASS-THROUGH


        12.1   EXULT ACTUAL COST


               The following costs shall be subject to margin as part of gain sharing:


[***]*


        12.2   OTHER COSTS


               The following costs shall not be included in the Exult Actual
Cost:


                                  TABLE C-12.2

[***]*


13      THIRD PARTY REVENUE


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Exchange Commission.

        Where the parties agree that third parties are permitted to market services to BPA employees using Exult's Web-enabled HR services portal, [***]*


14      INVOICING


        14.1 Invoices for Base Charge and the Initial Base Charges as applicable will be submitted monthly in advance on the first day of each month. All other charges including [***]* will be invoiced in arrears on the first day of the subsequent month. Invoices will provide details of each Base Charge and such supporting information as BPA may reasonably require and will be in the Country's local currency. For those Processes delivered in a Client Service Centre not sited in the Country being invoiced, Exult will convert the cost of those items not invoiced in the local currency using a fixed exchange rate established on each anniversary of the Country Commencement Date. At the end of each year of the Agreement, the invoice amounts will be recalculated using the actual month end exchange rates for the period and a credit or invoice, as appropriate, will be issued to BPA. In addition, at the end of the year, all adjustments including ARCs and RRCs, gain sharing and Service Credits will be made and invoiced or credited in the subsequent month. BPA shall inform Exult how gain sharing and Service Credits are to be distributed between Countries.


        14.2 The ARC and RRC adjustments, inflation adjustments, and BPA's portion of gain share from the previous year will be used going forward to calculate Base Charge for the following year subject to end of year reconciliation in accordance with Section 5.1.2


        14.3 Payments are due within [***]* of receipt of any invoice by BPA. Interest for late payments will be charged at the rate of [***]*.


        14.4 If as a result of any audit carried out in accordance with the terms of a Country Agreement it is discovered that BPA has been overcharged, Exult shall pay an amount equal to:


               [***]*


15      TRANSFER OF ASSETS


        As agreed between BPA and Exult, BPA's existing assets and management of these assets may transfer to Exult as part of the Services that Exult will provide to BPA. [***]*


16      CONTRACT MINIMUMS


        16.1 Contract Minimums for each Contract Minimum Year shall be established in accordance with Clause 18 of the Framework Agreement.


        16.2 The Contract Minimum for the initial Contract Minimum Year shall be a sum equivalent to [***]*


        16.3 Within [***]*, BPA may give Exult [***]* written notice of a proposed reduction in the Contract Minimum to take account of specified reductions in BPA's requirements for Services. These reductions shall reflect material changes in BPA's business operations or structure including those caused by Significant Changes.


----------
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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

        16.4 This Section 16 applies to situations which result in an actual reduction in BPA's requirement for Services and, for the avoidance of doubt, BPA may not assume responsibility internally for services equivalent to the Services or appoint a third party to provide services equivalent to the Services pursuant to the terms of this Section 16.


        16.5 [***]* prior to the end of each Contract Minimum Year, the Regional Governance Panel shall meet to assess the impact, including the impact on the Charges for the then current Contract Minimum Year, of the reductions in BPA's requirements for Services arising from the events identified in a notice served in accordance with Section 16.3 above. As appropriate, and subject always to Section 16.6 below, the Regional Governance Panel shall agree a decrease in the Contract Minimum for the succeeding Contract Minimum Year which is proportionate with the actual reduction in Charges arising from the events.


        16.6   [***]*

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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

                                  TABLE C-16.1

                            CONTRACT MINIMUMS EXAMPLE

[***]*

1

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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

17      INFLATION


        All Base Charges shall be adjusted annually in arrears by a recognised index in each Country for [***]*


        The adjustment for inflation for [***]* charges and associated ARCs and RRCs unit rates shall be subject to the percentage of Total Labour Related Costs going to Exult as shown in Table C-5.1.1.


        [***]*


        Exult's Actual Cost for [***]* for allowing increases with respect to cost increases greater than inflation, shall be set and measured at 90 days following the final Process Take On Date.


18      EARLY TERMINATION PAYMENT


        18.1   Termination for convenience shall be calculated as:


               -      [***]*; and


               -      Winding Up Assistance Costs; and


               -      Remaining amortisation of Exult's Due Diligence Costs; and


               -      the remaining book value for the Assets as follows:


                      [***;]* and


               - Redeployment costs of staff and equipment (to remove from BPA's sites) that have not been transferred to BPA; and


               - Remaining obligations for Third Party Contracts including but not limited to outstanding loans and financing costs related to such contracts as follows:


                      [***]*


        18.2   Termination for Change of Control shall be calculated as:


               -      Winding Up Assistance Costs; and


               -      Remaining amortisation of Exult's Due Diligence Costs; and


               -      The remaining book value for the Assets as follows:


                      [***]* and

               - Redeployment costs of staff and equipment (to remove from BPA's sites) that


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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

                      have not been transferred to BPA; and




               - Remaining obligations for Third Party Contracts including but not limited to outstanding loans and financing costs related to such contracts as follows:


                      [***]*


        18.3   Termination for Cause by BPA shall be calculated as follows:


               -      Winding Up Assistance Costs; and

               -      [***]*

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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE D


                              THIRD PARTY CONTRACTS

                                   SCHEDULE D


                              THIRD PARTY CONTRACTS


This schedule sets forth the Third Party Contracts and designates whether such contract is intended to be "Administered", "Transferred" or "Retained" by BPA. This schedule shall be completed following the Commencement Date.


A.      THIRD PARTY CONTRACTS

                                 REFERENCE
   THIRD PARTY     CONTRACT      CONTRACT                            RETAINED
   CONTRACTOR     DESCRIPTION     NUMBER     TRANSFER   ADMINISTER    BY BPA    STATUS
   ----------     -----------     ------     --------   ----------    ------    ------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

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

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE E


                                     ASSETS

                                   SCHEDULE E

                                     ASSETS


This schedule sets forth the Client Assets which may be used by Exult to provide the Services and shall include details necessary to identify what the asset is, its purpose and its location, to include as appropriate, id number, model, hardware description, make, applications and location.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE F


                                     SYSTEMS

                                   SCHEDULE F


                                     SYSTEMS


This schedule sets forth the Third Party Systems which may be used by Exult to provide the Services.



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                                                              PLANNED
                                                              EXPIRY OR
APPLICATION AND                                               DISPOSITION
LICENSOR NAME       LICENSE     DESCRIPTION     PLATFORM      DATE            LOCATION
---------------------------------------------------------------------------------------

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

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE G


                                 TRANSITION PLAN

                                TABLE OF CONTENTS

1       INTRODUCTION.........................................................................1


2       VALIDATION EXERCISE..................................................................1


3       DETAILED WORK PLAN...................................................................1


4       TRANSITION APPROACH..................................................................1


5       PROCESS CHANGE MANAGEMENT AND COMMUNICATIONS.........................................2


6       TRANSITION PLAN SET UP PHASE.........................................................2


7       IN SITU PROCESS TAKE ON..............................................................2


8       LEVERAGED PROCESS TAKE ON............................................................3


9       [COUNTRY] TRANSITION SCHEDULE........................................................5

                                   SCHEDULE G


                                 TRANSITION PLAN


1       INTRODUCTION


        This Schedule sets forth the Country Transition plan for conducting the Validation Exercise, the plan for the transition of the Services from the Client to the Exult Supplier and the approach to transition that shall be followed.


2       VALIDATION EXERCISE


        The Validation Exercise for each Process shall be conducted following the Commencement Date and conclude prior to the Process Take On Date. The Validation Exercise shall consist of validation of the Baseline, volumetrics, resource requirements, cost, Services, Third Party Contracts and Service Levels. This data shall be verified and adjusted, as agreed by both parties, for each Process prior to the relevant Process Take On Date in accordance with the Country Transition Schedule.


        In the event that the Country Representatives fail to reach agreement, such failure shall be resolved in the informal dispute resolution process as detailed in Clause 29.1 of the Country Agreement.


3       DETAILED WORK PLAN


        The final form of the Transition Schedule and the Detailed Work Plan will be developed and agreed between the parties, [***]*.


        In the event that the Country Representatives fail to reach agreement, such failure shall be resolved in the informal dispute resolution process as detailed in Clause 29.1 of the Country Agreement.


4       TRANSITION APPROACH


        4.1    Two Path Transition Approach.


               The purpose of transition is to move the Services to a Leveraged Operations delivery model as efficiently as possible, with the minimum of disruption to BPA operations. The Client and Exult Supplier have agreed to two distinct paths through the transition Process. The goals of the two path approach are to allow the Client and Exult Supplier the opportunity to manage the risk of transition and, [***]*


        4.2    Transition Path One


               For those Processes (or discrete parts of Processes) that follow path one through the transition process, Exult Supplier shall first assume responsibility for these Processes in-situ, referred to as "In-Situ Process Take On". Once Exult Supplier is successfully providing these Processes in-situ, Exult Supplier shall transform these Processes to Leveraged Operations.


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Exchange Commission.

        4.3    Transition Path Two


               Processes in this category shall be transformed directly to Leveraged Operations and, therefore, Exult Supplier shall not assume operation responsibility for such Processes in-situ prior to Transformation.


        4.4    Path Selection


               Exult Supplier and the Client shall agree to either path one or path two for each Process based on an assessment of risk, the degree of centralisation of the staff currently performing the Processes, and the cyclical nature of the Processes. The provisional allocation is set out in the Transition Schedule in
               Section 9 of this Schedule.


5       PROCESS CHANGE MANAGEMENT AND COMMUNICATIONS


        5.1    Process Change Management and Communications Approach


               The establishment and maintenance of the process-change management & communications infrastructure shall be managed through Exult Supplier's project management office in concert with Client Regional Project Leaders. The primary outcomes of these activities shall be to:


               [***]*


        5.2    Process-Change Management and Communications Activities


               For each Process that Exult Supplier shall take responsibility for in-situ:


               [***]*


6       TRANSITION PLAN SET UP PHASE

        The set-up phase of the Transition Plan deals with the project infrastructure necessary to support the successful completion of the transition. This is the phase of the transition during which the Client and Exult Supplier agree to the overall approach and schedule, the plan to complete the work, and the staffing levels and commitments from both organizations and the Detailed Work Plan. In addition, the Client and Exult Supplier shall agree the process-change management program and communications plan for the transition process. When the change management actions are agreed, these are added to the details of the Transition Schedule and Detailed Work Plan. Finally, the project reporting and governance is agreed and put in place.


7       IN SITU PROCESS TAKE ON


        The following steps shall be conducted prior to the Process Take On Date for each Process.


        7.1    Current Situation Assessment Phase


               Exult Supplier shall collect data through a series of workshops, structured interviews and field work, as well as reference to all data collected during the contract due diligence


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redacted portion has been omitted and filed separately with the Securities and
Exchange Commission.

                phase. The scope of the data collection shall answer the following questions:


               -      [***]*

               Exult Supplier shall document the Processes to the level necessary to clearly identify how Exult Supplier shall provide the Processes in-situ.


        7.2    Operational Plan


               [***]*


        7.3    Readiness Test


               The Client and Exult Supplier shall agree to a specific set and schedule of Readiness Tests to be satisfied prior to Exult Supplier assuming responsibility for a Process. These tests shall be specific to each Process and shall be designed to assure the Client and Exult Supplier of the readiness of both parties to transition the Process to Exult Supplier. Each Readiness Test plan shall document the objective and measurable criteria to be tested, the expected outcomes, the governance of the test, and the results. Typical items that would appear in a Readiness Test include:


               [***]*


               In the event that either party believes that there has been a failure to complete a Readiness Test in all material respects, it shall provide the other party with a written notice specifying the grounds on which it believes the Readiness Test has been failed, within 2 days of the completion of the Readiness Test. As soon as reasonably practicable following the receipt of such notice, the parties shall meet to discuss, and if possible, agree whether and in what respects the Readiness Test has failed, and to agree a plan to conduct a further Readiness Test.


        7.4    Transfer of Responsibility


               Exult Supplier shall assume responsibility for the Process on successful completion of the Readiness Test. Once the Process has transitioned to Exult Supplier, Exult Supplier shall measure its performance to the Service Levels in accordance with Schedule B.


8       LEVERAGED PROCESS TAKE ON


        8.1    Global Process Rationalisation Phase


               This is the phase of the project where the Client and Exult Supplier finalise the list of Processes that shall have a global or cross-region approach and which Processes shall be specific to the Country. Exult Supplier and the Client shall agree to grouping of Processes, where appropriate, and Exult Supplier shall conduct the overall design session for Process groups. The parties shall agree to the timeline and sequencing of the Processes for transformation. The Client and Exult Supplier shall finalise the plan to transform to Leveraged Operations and agree to the staff resource levels in the plan.


        8.2    Design


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                                       3

               Design shall be conducted cross-region and by Process group where applicable. Exult Supplier shall conduct Process design workshops with the Client and shall design and agree to changes to the Processes.


               Exult Supplier shall document the new Process flows, the Service Delivery Model to be used to support the new Process, and the workforce requirements to support the new Process for both the Client and Exult Supplier, and the parties shall agree to new service levels based on the new Process.


        8.3    Service Delivery Build


               Exult Supplier shall develop and execute a plan to build the delivery model for the newly designed Processes. The plan shall identify:


               [***]*


        8.4    Readiness Test


               The Client and Exult Supplier shall agree to a specific set and schedule of Readiness Tests to be satisfied prior to the Client migrating to a transformed Process. These tests shall be specific to the Process and shall be designed to assure the Client and Exult Supplier of the readiness of both parties. The test plan shall document the objective and measurable criteria to be tested, the expected outcomes, the governance of the test, and the results. Typical items that would appear in a Readiness Test include:


               [***]*


               At the request of the Client, Readiness Tests can be grouped with the requirement that all grouped Processes pass the Readiness Tests before Exult Supplier assumes responsibility for any one of such Processes.


               In the event that either party believes that there has been a failure to complete a Readiness Test in all material respects, it shall provide the other party with a written notice specifying the grounds on which it believes the Readiness Test has been failed, [***]* of the completion of the Readiness Test. As soon as reasonably practicable following the receipt of such notice, the parties shall meet to discuss, and if possible, agree whether and in what respects the Readiness Test has failed, and to agree a plan to conduct a further Readiness Test.


        8.5    Transfer of Responsibility


               When the Readiness Test for a Process or Process group has been completed, Exult Supplier shall commence delivering services using the new Process or group of Processes. If applicable, the service level measurement period shall commence for that Process or group of Processes as defined in the Country Agreement, Schedule B, Service Levels. On completion of the measurement period, Exult Supplier shall document the Service Levels and measure its performance to such Service Levels.


        8.6    Post Implementation Review



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Exchange Commission.

               Conduct post implementation review and document lessons learned for incorporation in subsequent planning efforts. Implement any required remediation.


9       [COUNTRY] TRANSITION SCHEDULE


        <Insert Country Gant>

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE H


                                    PROJECTS

                                TABLE OF CONTENTS




1       PROJECTS INCLUDED AS AT COUNTRY COMMENCEMENT DATE....................................1


2       COUNTRY AGREEMENT PROCESS FOR AGREEING NEW PROJECTS AND CHANGES TO AGREED PROJECTS...1


3       PRO FORMA ISSUES LIST RE PROPOSED PROJECTS...........................................1

                                   SCHEDULE H


                                    PROJECTS


1       PROJECTS INCLUDED AS AT COUNTRY COMMENCEMENT DATE


        As of the Commencement Date, Exult Supplier and the Client have identified the following projects as being in-scope:


        1.1 Peoplesoft and Payroll Integration Project - This project is in progress. The primary objective is to assist in successfully completing this project. Within 60 days of the Commencement Date of the Framework Agreement, Exult Supplier and the Client shall agree on an appropriate Project Statement; and


        1.2 ARCO Integration Project - The ARCO Integration Project primary objective will be to perform the activities and make the changes necessary to integrate the ARCO employees and management into the Services. Subject to regulatory approval of the acquisition of ARCO by the Client, and within 180 days of the Commencement Date or as otherwise agreed, Exult Supplier and the Client shall agree to a Project Statement for this project.


2 COUNTRY AGREEMENT PROCESS FOR AGREEING NEW PROJECTS AND CHANGES TO AGREED PROJECTS


        Client may at any time during the term of this Agreement propose to Exult Supplier that it undertakes a new Project pursuant to the Change Control Management process. Any such requests will be made and evaluated in accordance with the Change Control Management process in Schedule L.


3       PRO FORMA ISSUES LIST RE PROPOSED PROJECTS


        3.1 The terms applicable to a Project shall be set out in a Project statement to be signed by both parties. Once signed a Project statement will, unless agreed otherwise in writing by the parties, form part of this Agreement.


        3.2    Content of Project statement


               ~      Scope of work


               -      Service Level Impact


               -      Impact Analysis including priority


               -      Deliverables [as applicable]


               -      Acceptance criteria, timeframe & process [ as applicable]


               -      Project Timetable (including start and end dates,
                       activity duration and critical dependencies


               -      Responsibilities


               -      Staffing (implementation and ongoing)


               -      Assumptions

               -      Charges and Payment Terms


               -      Project Manager Contacts


               - Other Terms and Conditions [to detail variations and/or additions to the Country Agreement Clauses and/or Schedules applicable in relation to the Project].

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE I


                                    EMPLOYEES

                                TABLE OF CONTENTS


1       INTRODUCTION......................................................................1


2       KEY EMPLOYEES.....................................................................1


3       EMPLOYEES TO BE TRANSFERRED FROM THE CLIENT TO EXULT SUPPLIER.....................2

                                   SCHEDULE I

                                    EMPLOYEES


1       INTRODUCTION


        This schedule sets forth the Key Employees and the employees to be transferred from the Client to Exult Supplier in accordance with Schedule J.


2       KEY EMPLOYEES


        As of the Commencement Date each of the parties shall identify the individuals for each of the following positions.


        Key Employees for the Client:


        -      BPA Global Project Leader


        -      BPA Regional Project Leader for the UK/Europe


        -      BPA Regional Project Leader for North America


        -      Chemical Stream Lead


        -      Down Stream Lead


        -      Up Stream Lead


        -      Gas Stream Lead (To be added at a later date)


        Key Employees for Exult Supplier:


        -      Exult  Global Project Leader


        -      Exult  Regional Project Leader for the UK/Europe


        -      Exult  Regional Project Leader for North America


        -      UK/Europe Transition Lead


        -      North America Transition Lead


        -      IT Lead


        For each of the Client and Exult Supplier the responsibilities for the Key Employees shall include the following:


        -      Regional and Global Project Leaders: [***]*


        -      Stream Leads: [***]*;


        -      Transition/Service Delivery Leads: [***]*


        -      IT Lead: [***]*


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        Individuals identified as Key Employees will be confirmed in their positions within 30 days of the Commencement Date of the Framework Agreement. Each will serve in their positions for a minimum of [***]* unless otherwise agreed between the parties.


        At anytime after [***]* one of the parties may request to reassign a Key Employee. Reassignment may take place with a minimum of 4 weeks notice and agreement between the parties. The parties will make a reasonable effort to accommodate and achieve the reassignment and the timing of the reassignment as requested.


        [***]*


3       EMPLOYEES TO BE TRANSFERRED FROM THE CLIENT TO EXULT SUPPLIER


        The table below lists the Client employees that shall be transferred from the Client to Exult Supplier in accordance with Schedule J.


               NAME OF EMPLOYEE             BPA STAFF NUMBER           FULL/PART TIME
               ----------------             ----------------           --------------
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

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


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* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

            NON/ACQUIRED RIGHTS DIRECTIVE COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE J


                         EMPLOYEE TRANSFER ARRANGEMENTS

                                TABLE OF CONTENTS



1       DEFINITIONS; RULES OF APPLICATION....................................................1

2       COLLECTIVE BARGAINING EMPLOYEES......................................................2

3       ASSIGNMENT OF EMPLOYEES..............................................................2

4       INDEMNITIES..........................................................................5

5       OFFER OF EMPLOYMENT..................................................................5

6       EMPLOYEE INFORMATION ON TERMINATION OR EXPIRATION....................................7

7       EMPLOYMENT PROVISIONS ON TERMINATION.................................................7

                                   SCHEDULE J


                         EMPLOYEE TRANSFER ARRANGEMENTS


1       DEFINITIONS; RULES OF APPLICATION


        In this Schedule:


        "ADDITIONAL ASSIGNED EMPLOYEES" means an employee of the Client or a BPA Affiliate assigned to Exult Supplier pursuant to Section 3.10.


        "AFFECTED EMPLOYEE" means any employee of the Client or an Appropriate Affiliate employed wholly or mainly in providing one or more of the Services immediately before the Commencement Date or who is employed after the Commencement Date pursuant to Section 3.1.2 and would have been an Affected Employee if such person had been employed immediately before the Commencement Date.


        "APPROPRIATE AFFILIATE" means, in relation to an Affected Employee, the BPA Affiliate which employs that employee immediately prior to the relevant In Situ Process Take On or Leveraged Process Take On, as appropriate, each as defined in Section 4.2 of Schedule G.


        "ASSIGNED EMPLOYEE" means an Affected Employee in the US who has been placed on assignment by the Client or the Appropriate Affiliate to perform Services under the direction and control of the Exult Supplier at the time of an In Situ Process Take On.


        "ASSIGNMENT" means the period of time during which an Assigned Employee is assigned to perform Services under the general supervision and control of Exult Supplier pursuant to Section 3.


        "ASSIGNMENT DATE" means the date an Affected Employee becomes an Assigned Employee in connection with the relevant In Situ Process Take On under Section [4.2] of Schedule G.


        "CURRENT EXULT EMPLOYEE" means an employee of Exult Supplier who is [***]*


        "EMPLOYEE OFFERED EMPLOYMENT" means an Affected Employee who is offered employment with an Exult Supplier on or after the Commencement Date.


        "EXULT EMPLOYMENT DATE" means the date of hire of a New Exult Employee.


         "NEW EXULT EMPLOYEE" means an Affected Employee who accepts employment with an Exult Supplier pursuant to Section 5.1 of this Schedule on or after the date of the Commencement Date.


        "REPRESENTED EMPLOYEE" means an Affected Employee who is represented by a labor organization under the terms of a written collective bargaining agreement with the Client or Appropriate Affiliate.


        "STAFF COSTS" means any and all compensation, benefit costs, damages, interest, legal costs, penalties, fines or other liabilities whatsoever, arising from any claim by one or more Affected


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        Employees, the Internal Revenue Service and state and local taxing agencies with respect to or resulting from any employment contract, employment relationship or collective bargaining agreement or termination of such relationship with an Affected Employee.


        "TERMINATION DATE" means 23.59 local time on the date when this Agreement expires or terminates.


        In this Schedule, any reference to an obligation or duty of an Appropriate Affiliate shall be treated as an obligation by the Client to undertake such obligation itself or cause the Appropriate Affiliate to do so.


2       COLLECTIVE BARGAINING EMPLOYEES


        Except for employees who may be represented by the Central States Petroleum Union, no Affected Employee is a Represented Employee. The Client or the Appropriate Affiliate shall have any and all duties and obligations, imposed by terms of the collective bargaining agreement or by law, to negotiate with the labor organization that represents the Represented Employees with respect to the effects of the transactions contemplated by this Agreement on the Represented Employees. The Client or the Appropriate Affiliate shall indemnify and hold the Exult Supplier harmless from all liability, cost and expense with respect to the foregoing duties and obligations to Represented Employees and any additional Staff Costs resulting from such negotiations.


3       ASSIGNMENT OF EMPLOYEES


        3.1    RESPONSIBILITY OF THE CLIENT AND APPROPRIATE AFFILIATE.


               3.1.1 As of the relevant In Situ Process Take On Date as set forth in Section 4.2 of Schedule G, the Client and/or Appropriate Affiliate will in accordance with an Affected Employee's individual transition plan agreed to by Exult Supplier and the Client or Appropriate Affiliate place on Assignment to the appropriate Exult Supplier those Affected Employees with respect to the Services to be managed by Exult Supplier In Situ immediately prior to the In Situ Take On Date.


               3.1.2 The Client shall not and shall procure that no Appropriate Affiliate shall employ or engage further employees wholly or mainly in providing one or more of the services similar to the Services after the Process Take On Date for such Services without consultation with Exult Supplier.


        3.2    DURATION


               An Assigned Employee's assignment to Exult Supplier will commence on the relevant In Situ Process Take On Date and continue until the earlier of (a) the period of the Assigned Employee's Assignment ends in accordance with such Assigned Employee's individual transition plan, (b) the Assigned Employee's assignment is terminated in accordance with Section 3.6, (c) the Assigned Employee becomes a New Exult Employee or (d) such other date agreed between Exult Supplier and the Client .


        3.3    TERMS AND CONDITIONS OF ASSIGNMENT


               3.3.1 During the Assignment, the Assigned Employees will remain employed by the Client or the Appropriate Affiliate and will be assigned to Exult Supplier on the same terms and conditions of employment as were in effect immediately prior to the Assignment Date, as modified from time to time by the Client or Appropriate Affiliate, provided that notice of such modifications shall be provided to Exult Supplier in sufficient time for Exult Supplier to comply with its obligations in Section 3.3.5.

               3.3.2 During the Assignment, the Assigned Employees will perform the services under the general supervision and control of the Exult Supplier.


               3.3.3 Prior to the commencement of any Assignment and in sufficient time for Exult Supplier to comply with its obligations under Sections 3.3 and 3.8 the Client or Appropriate Affiliate shall deliver to Exult Supplier copies of the terms and conditions of employment of the Assigned Employees and its relevant non-discrimination, non-harassment and health and safety obligations.


               3.3.4 Subject to Section 3.3.1 and 3.3.3, Exult Supplier will comply with the Assigned Employees' terms and conditions of employment with the Client or Appropriate Affiliate.


               3.3.5 Exult Supplier will maintain a record in a form specified by the Client and/or the Appropriate Affiliate of each Assigned Employee's absences and will notify the Client or the Appropriate Affiliate of such absences and provide a copy of such records to the Client or the Appropriate Affiliate at its request.


        3.4    EMPLOYEE RECORDS FOR ASSIGNED EMPLOYEES


               3.4.1 As soon as reasonably practicable after the Commencement Date, the Client and the Appropriate Affiliates, subject to any restrictions imposed by law, will deliver to Exult Supplier employment information containing the identity of, job descriptions and skill qualifications of the Assigned Employees, and such other employment information as Exult Supplier shall reasonably request with respect to an Assigned Employee and which the Client or Appropriate Affiliate mutually agrees to provide.


               3.4.2 Exult Supplier shall maintain comprehensive, accurate and up to date employee records in a form to be specified by the Client or Appropriate Affiliate in relation to the Assigned Employees.


        3.5    PAYMENT FOR SERVICES


               3.5.1 As soon as practicable after the Commencement Date and in any event prior to the first Assignment Date the Client and/or each Appropriate Affiliate shall provide Exult Supplier with details of the costs incurred by the Appropriate Affiliate of employing Affected Employees.

               3.5.2 Neither the Client nor the Appropriate Affiliate will increase those costs other than in the ordinary course of business.


               3.5.3 The Client shall advise Exult Supplier of the costs incurred by the Client or Appropriate Affiliates of employing the Assigned Employees on a monthly basis, and such costs [***]*


        3.6    EARLY TERMINATION


               3.6.1 Either party may terminate any Assigned Employee's Assignment immediately by giving written notice to the other if:


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                      (i) the Assigned Employee does or omits to do anything (whether in connection with the Assignment or not) which would allow the Client or the Appropriate Affiliate to terminate his or her employment summarily; or


                      (ii) the Assigned Employee discloses or misuses any confidential information or material, is convicted of a felony, or engages in conduct related to the Assigned Employee's services for which criminal or civil penalties may be sought .


               3.6.2 Exult Supplier may terminate any Employee on Assignment's Assignment at any time on giving two week's written notice to the other party, provided that in this case only, Exult Supplier's obligation to deduct from charges invoiced to the Client the costs of employing such Assigned Employee on Assignment incurred by the Client or Appropriate Affiliate, shall not cease until the earlier of the end of the Assignment period or the date on which the Assigned Employee's employment with the Appropriate Affiliate ceases.


               3.6.3 An Assigned Employee's Assignment will automatically terminate on the termination of the Assigned Employee's employment with the Client or Appropriate Affiliate.


        3.7    DISCIPLINARY MATTERS AND EMPLOYEE COMPLAINTS


               3.7.1 If a dispute arises between an Assigned Employee and Exult Supplier as to the interpretation or application of any of the Assigned Employee's terms and conditions of employment, Exult will consult with the appropriate managers of the Client or Appropriate Affiliate and will abide by their decision. The Assignment shall not preclude an Assigned Employee from utilizing any applicable grievance or complaint procedure available to similarly situated employees of the Client or BPA Affiliate.


               3.7.2 If any disciplinary or grievance matter arises in relation to any of the Assigned Employees during the Assignment, Exult Supplier will notify the Client or the Appropriate Affiliate as soon as reasonably possible. The Client or the Appropriate Affiliate will deal with the matter in accordance with its disciplinary or grievance procedure. Exult Supplier will provide whatever assistance is necessary.


        3.8    NON-DISCRIMINATION, NON-HARASSMENT AND HEALTH AND SAFETY


               Subject to Section 3.3.1 and 3.3.4, Exult Supplier will comply with the Client's non-discrimination, non-harassment and health and safety obligations in relation to the Assigned Employees, provided that Assigned Employees shall comply with Exult Supplier's health and safety rules with respect to services performed on the Exult Supplier's premises. Exult Supplier will co-operate with the Client or the Appropriate Affiliate in respect of any action which it wishes to take in respect of the Employee on Assignment in order to fulfil such obligations.


        3.9    INTELLECTUAL PROPERTY

               During the Assignment any invention, design, copyright or other intellectual property made by any of the Assigned Employees, [***.]*


        3.10   ADDITIONAL ASSIGNED EMPLOYEES


               3.10.1 The Client may assign, for a period to be mutually agreed by the parties, which period shall be at least 12 months from the Commencement Date. Additional Assigned Employees to Exult Supplier of up to one employee of its choice in Grade 20 or above or Brand G or above per 5,000 employees in respect of whom Exult Supplier is providing Services to perform the Services for at least 12 months.


               3.10.2 Assignments under Section 3.10.1 shall be on the same terms and conditions as those set out in Sections 3.1 through 3.10, provided, however, that Exult Supplier shall not be required to pay the Client or Appropriate Affiliate for the services of such Additional Assigned Employees and Sections 3.2, 3.5 and 3.6.2 shall not apply to such Additional Assigned Employees.


4       INDEMNITIES


        4.1 The Client and each Appropriate Affiliate will indemnify, keep indemnified and reimburse Exult Supplier for any Staff Costs incurred by Exult Supplier (other than Staff Costs which result from an act or deliberate failure to act by Exult Supplier in its dealing with an Affected Employee) with respect to an event occurring before the Affected Employee becomes a New Exult Employee irrespective of when such claim is made, or which relate to, arise out of or are connected with any act or omission by the Client or the Appropriate Affiliate, or which arise from any claims by any Affected Employees pursuant to any employee benefit plan or program of the Client or BPA Affiliate;


        4.2 Subject to Section 4.1, Exult Supplier will indemnify the Client and each Appropriate Affiliate and keep the Client and each Appropriate Affiliate, indemnified against any Staff Costs which relate to, arise out of or are connected with any act or deliberate failure to act by Exult Supplier having its origin on or after the commencement of an Assignment and which the Client or Appropriate Affiliate incurs in relation to any contract of employment, employment relationship or collective agreement (except to the extent such cost relates to the Client's duty of effects bargaining under Section 2) concerning one or more of the Assigned Employees.


        4.3 To the extent permitted by law, neither party shall bring any claims against the other for any negligent acts or omissions of Assigned Employees.


5       OFFER OF EMPLOYMENT


        5.1 At any time after the Commencement Date, Exult Supplier may offer to employ an Affected Employee on such terms and conditions as the Exult Supplier shall determine.


        5.2 As soon as reasonably practicable after the Commencement Date, the Client and the Appropriate Affiliates, subject to any restrictions imposed by law, will deliver to Exult Supplier employment information containing the identity of, job descriptions and skill qualifications of the Affected Employees, and such other employment information as Exult


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               Supplier shall reasonably request with respect to an Affected Employee and which the Client or Appropriate Affiliate mutually agrees to provide. As soon as reasonable practicable after delivery to the Client or Appropriate Affiliate of a written release agreement from an Affected Employee, the Client or Appropriate Affiliate shall also deliver to Exult Supplier such additional employment information the release of which is authorized by such Affected Employee's release agreement. The Client and Exult Supplier shall provide reasonable cooperation with Exult Supplier's collection of employment information for the Affected Employees, including the establishment of the form of any release agreements and the procedures for requesting Affected Employees to provide such releases agreements.


        5.3 The Client or Appropriate Affiliate shall cause each New Exult Employee to be fully vested in such Assigned Employees' accrued benefits under the Client's or Appropriate Affiliates' retirement and savings plans.


        5.4 Exult Supplier shall permit each New Exult Employee to enroll in Exult Supplier's benefit plans and programs under [***]*


               5.4.1  [***]*


               5.4.2 Exult Supplier will offer coverage under Exult Supplier's health and welfare benefit plans to New Exult Employees and their dependents in accordance with the terms of the Exult Supplier's health and welfare benefit plans; [***]* The Client or Appropriate Affiliate shall be responsible for all health and welfare claims that are incurred by employees prior to the date they become employees of Exult Supplier. The Exult Supplier's health and welfare plans shall be responsible for all health and welfare claims that are incurred by employees after the effective date of their coverage by the Exult Supplier's plan.


               5.4.3 [***]* The Client or Appropriate Affiliate will be responsible for all vacation benefits accrued by employees up to the effective date of their employment by the Exult Supplier. The Client or Appropriate Affiliate will pay out all accrued but unused vacation pay to its employees who accept employment with Exult Supplier according to the Client or Appropriate Affiliate's practices. Exult Supplier shall provide vacation according to Exult Supplier's vacation policies, [***]* Except as specifically provided for in Section 4.4, Exult Supplier shall not be required to provide a New Exult Employee with credit under my benefit plan or program or payroll practice for service with the Client or the Appropriate Affiliate.

               5.4.4 The Client or Appropriate Affiliate shall be responsible for all workers' compensation claims of an Affected Employee timely filed, either prior to or subsequent to the date an Affected Employee becomes a New Exult Employee for instances of injury or illness, arising from or incurred in the course of employment, that occur prior to the date the Affected Employee becomes a New Exult Employee. Exult Supplier shall be responsible for all workers' compensation claims of a New Exult Employee for instances of injury or illness, arising from or incurred in the course of employment, that occur on and after the date an individual becomes a New Exult Employee.


        5.5 The Client or Appropriate Affiliate shall provide COBRA health care continuation coverage under the Client's or Appropriate Affiliate's group health benefit plans (as


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               amended from time to time) to each qualified beneficiary under such plans. The Client or Appropriate Affiliate shall not terminate its sponsorship of a group health plan in connection with the transactions contemplated by this Agreement and shall continue to maintain a group health benefit plan and provide COBRA coverage for the maximum COBRA coverage period applicable to each qualified beneficiary under the Client or Appropriate Affiliate's group health plans who is, or whose qualifying event occurred in connection with, an Affected Employee.


        5.6 The Client or the Appropriate Affiliate will be responsible for compliance with all laws, rules, ordinances and regulations respecting termination of any Affected Employees, including, without limitation, the Worker Adjustment, Notification and Training Act, 29 U.S.C. Section 2101 et. seq. ("WARN") and any similar state or local laws. Exult Supplier will provide such reasonable cooperation as is requested by the Client or the Appropriate Affiliate to comply with such laws, rules, ordinances and regulations.


6       EMPLOYEE INFORMATION ON TERMINATION OR EXPIRATION


        Two months before the expiration of this Agreement, or if this Agreement has been terminated earlier for any reason within two weeks of being requested to do so by the Client, Exult Supplier will provide to the Client the following information in relation to all Current Exult Employees who are employed exclusively in providing the Services:


        6.1 the total number of the Current Exult Employees by name and geographic location (including those on a leave of absence and who have a statutory or contractual right to return to work);


        6.2 details of all collective bargaining agreements and arrangements entered into in relation to the Current Exult Employees who are represented by a labor union with any collective bargaining group.


7       EMPLOYMENT PROVISIONS ON TERMINATION


        On termination or expiration of this Agreement, the following provisions will apply:


        7.1 The Client, Appropriate Affiliate, any other BPA Affiliate, Exult Supplier or a Successor Operator may, at its absolute discretion, offer to employ one or more of the Current Exult Employees after the Transfer Date. The Exult Supplier will not discourage a Current Exult Employee from accepting such offer and the Exult Supplier shall release any Current Exult Employee who accepts such offer of employment from its employment obligations to the Exult Supplier (other than confidentiality obligations).


        7.2 The Client and Appropriate Affiliate shall not for a period of [***]* solicit or induce any employee of an Exult Supplier other than a Current Exult Employee to terminate his or her employment with the Exult Supplier. The Client or Appropriate Affiliate shall cause its agreement with a Successor Operator to provide that Successor Operator will not solicit or induce any employee of an Exult Supplier other than a Current Employee to terminate his or her employment with the Exult Supplier.


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

              ACQUIRED RIGHTS DIRECTIVE COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE J


                         EMPLOYEE TRANSFER ARRANGEMENTS

                                TABLE OF CONTENTS


1       DEFINITIONS..........................................................................1

2       TRANSFER PROVISIONS..................................................................2

3       INDEMNITIES..........................................................................3

4       EMPLOYEE RECORDS.....................................................................3

5       TRANSITION AND SEVERANCE PAYMENTS....................................................4

6       OFFER OF EMPLOYMENT..................................................................5

7       PENSIONS.............................................................................5

8       ASSIGNMENT...........................................................................5

9       SECONDMENT...........................................................................8

10      EMPLOYEE INFORMATION.................................................................8

11      EMPLOYMENT PROVISIONS ON TERMINATION.................................................8

                                   SCHEDULE J


                         EMPLOYEE TRANSFER ARRANGEMENTS


1       DEFINITIONS


        In this Schedule:


        "AFFECTED EMPLOYEE" means any employee employed wholly or mainly in providing one or more of the services similar to the Services in the UK immediately before the Commencement Date or who would have been so employed had his employment not been terminated for a reason connected with this Agreement;


        "APPROPRIATE AFFILIATE" means any BPA Affiliate which employs an Affected, Assigned or Relevant Employee immediately before either his Transition Date or any termination of his employment with that BPA Affiliate;


        "ASSIGNED EMPLOYEE" means an Affected Employee who has, before the first Transition Date occurring in relation to the part of the Services in which the Affected Employee is employed, notified the Appropriate Affiliate in writing that he objects to transfer to the employment of Exult Supplier pursuant to the Transfer Provisions, but who agrees to be seconded to Exult Supplier.


        "RELEVANT EMPLOYEE" means an Affected Employee employed by the Client or Appropriate Affiliate immediately before the first Transition Date occurring in relation to the part of the Services in which the Affected Employee is employed but excludes any Assigned Employee;


        "RELEVANT EMPLOYER" means the employer of a Returning Employee;


        "RETURNING EMPLOYEES" means an employee employed wholly or mainly in providing one or more of the Services immediately before the Transfer Date;


        "SEVERANCE PAYMENT" means a sum [***.]*


        "STAFF COSTS" means any and all compensation, damages, interest, reasonable legal costs, penalties, fines or other liabilities whatsoever, arising from any claim by one or more Affected Employees, the Inland Revenue or Customs and Excise in relation to any employment contract, employment relationship or collective agreement including without limitation any claim for a Severance Payment or Transition Payment and any other claim whatsoever in contract or tort or under the Employment Rights Act 1996, the Equal Pay Act 1970, the Equal Pay (Amendment) Regulations 1983, the Sex Discrimination Act 1975, the Race Discrimination Act 1976, the Disability Discrimination Act 1995, the Trade Union and Labour Relations (Consolidation) Act 1992, the Working Time Regulations 1998, the Human Rights Act 1998, the Transfer Provisions and any provision of the Treaty of Rome or other provision of EC Law,


        "TRANSFER DATE" means 23.59 local time on the date when this Agreement expires or terminates;


        "TRANSFER PROVISIONS" means the Transfer of Undertakings (Protection of Employment) Regulation 1981, as amended;


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        "TRANSFEREE" means the Client and/or the Successor Operator;


        "TRANSFERRED EMPLOYEE" means a Relevant Employee who transfers to the employment of Exult Supplier on the relevant Transition Date pursuant to
        Section 2.1 of this Schedule and pursuant to an individual transition plan to be documented and agreed between Exult Supplier and the Appropriate Affiliate;


        "TRANSITION DATE" means the date on which an Affected Employee becomes an employee of Exult Supplier pursuant to an individual transition plan to be agreed and documented between Exult Supplier and the Appropriate Affiliate;


        "TRANSITION PAYMENT" means [***;]*


        "TRANSITION PAYMENT DATE" means the date which is six months after Transition Date.


2       TRANSFER PROVISIONS


        2.1 It is the Parties' intention that the Transfer Provisions apply to the outsourcing of each part of the Services at the point at which Exult Supplier assumes responsibility for providing the part of the Services concerned and that shall be the "time of transfer" under the Transfer Provisions and also that the contract of employment or the employment relationship of each Relevant Employee shall have effect on and from the Transition Date as if originally made between the Relevant Employee and Exult Supplier save insofar as that contract or relationship relates to any occupational pension scheme where the Transfer Provisions exclude any such scheme from their scope.


        2.2 The Client shall, and shall procure that the Appropriate Affiliate shall, be responsible for all wages, salaries, emoluments, taxation and national insurance contributions payable in the ordinary course of business in respect of the Relevant Employees and will discharge all such obligations in respect of the Relevant Employees up to the Transition Date. Subject to Sections 3.3 and 5.6 Exult Supplier shall be responsible for and will discharge all such obligations in respect of the Transferred Employees thereafter.


        2.3 In accordance with its obligations under the Transfer Provisions, Exult Supplier shall provide the Client in writing with such information and at such time as will enable each Appropriate Affiliate to carry out its obligations to inform and consult under the Transfer Provisions.


        2.4 The Client shall, and shall procure that the Appropriate Affiliates shall, provide information to, and consult with, the appropriate representatives (as defined in the Transfer Provisions) of the Affected Employees in accordance with its obligations under the Transfer Provisions.


        2.5 The Client shall not and shall procure that no Appropriate Affiliate shall employ or engage further employees wholly or mainly in providing one or more of the services similar to the Services after the Commencement Date without consultation with Exult Supplier.



----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3       INDEMNITIES


        3.1 Subject to Sections 2.2 and 8.5.3, the Client will, and will procure that each Appropriate Affiliate will, indemnify, keep indemnified and reimburse Exult Supplier against any Staff Costs (other than any Staff Costs resulting from an act or deliberate failure to act by Exult Supplier in its dealings with an Affected Employee) incurred by Exult Supplier relating to the period before the relevant Transition Date, irrespective of when such claim is made, and any Staff Costs incurred by Exult Supplier which arise out of or are connected with any act or omission by the Appropriate Affiliate having its origin before the relevant Transition Date.


        3.2 Subject to Sections 3.1 and 5 Exult Supplier will indemnify the Client and keep the Client indemnified, for itself and as trustee for each Appropriate Affiliate, against:


               3.2.1 any Staff Costs which relate to, arise out of or are connected with any act or omission by Exult Supplier having its origin on or after the relevant Transition Date and which the Appropriate Affiliate incurs pursuant to the Transfer Provisions; and


               3.2.2 any Staff Costs which relate to or arise out of any act or omission by Exult Supplier prior to the relevant Transition Date which the Appropriate Affiliate incurs by virtue of Regulation 5(5) of the Transfer Provisions and/or Article 4(2) of Council Directive 77/187 EEC.


        3.3 The Client will reimburse Exult Supplier (or where applicable, the Exult Supplier will reimburse the Client) in respect of accrued (or used) holiday pay entitlements and accrued holiday entitlements and/or loans of the Relevant Employees as at the relevant Transition Date against invoices in accordance with the arrangements set out in Schedule C.


        3.4 To the extent permitted by law, neither party shall bring any claims against the other for any negligent acts or omissions of Assigned Employees.


4       EMPLOYEE RECORDS


        4.1 As soon as reasonably practicable after the relevant Transition Date, the Client shall procure that the Appropriate Affiliates, subject to any restrictions imposed by law, will:


               4.1.1 deliver to Exult Supplier copies of all personnel and other records (excluding health records) relating to the employment by the Client or Appropriate Affiliate of any Transferred Employee to Exult Supplier or, where such records are held in any electronic or electromagnetic form (including databases stored on computer tapes or discs), paper copies of those records; and


               4.1.2 deliver to Exult Supplier's medical officer or other medically qualified doctor notified by Exult Supplier to the Client copies of all records, documents and information connected directly or indirectly with the health of such Transferred Employees.

        4.2 Exult Supplier shall maintain comprehensive, accurate and up to date employee records in relation to the Employees.

5       TRANSITION AND SEVERANCE PAYMENTS


        5.1 A Transferred Employee will receive a Transition Payment from Exult Supplier provided that he is employed by Exult Supplier on the Transition Payment Date. Subject to Section 5.2 Transition Payments will be paid via payroll [***.]*


        5.2 A Transferred Employee who, by reason of redundancy, is not employed by Exult Supplier on the Transition Payment Date shall receive a Transition Payment from Exult Supplier [***.]* Such employee will also receive a Severance Payment from Exult Supplier, [***.]*


        5.3 A Transferred Employee whose contract of employment is terminated by Exult Supplier on or after the Transition Payment Date by reason of redundancy, will receive a Severance Payment from Exult Supplier, [***.]*


        5.4 An Assigned Employee will receive a Transition Payment from Exult Supplier in the month in which the Transition Payment Date occurs, provided he remains seconded to Exult Supplier for the period of the Assignment and is offered and accepts a job with Exult Supplier at the end of the Assignment and is employed by Exult Supplier on the Transition Payment Date.


        5.5    An Assigned Employee will receive a Severance Payment, [***:]*


               5.5.1 from Exult Supplier if during or at the end of the Assignment he is offered and accepts employment with Exult Supplier and his contract of employment with Exult Supplier is subsequently terminated by Exult Supplier by reason of redundancy provided always that he has not previously received a Severance Payment from the Client or Appropriate Affiliate in respect of the same period of service; or


               5.5.2 from the Appropriate Affiliate if before the end of the Assignment his employment is terminated by the Appropriate Affiliate by reason of redundancy and he has not unreasonably refused an offer of a suitable alternative job with a BPA Affiliate; or


               5.5.3 from the Appropriate Affiliate provided he remains seconded to Exult Supplier for the period of the Assignment and at the end of the Assignment is either not offered a job by Exult Supplier or is offered but does not accept a job with Exult Supplier and in either case has not unreasonably refused an offer of a suitable alternative job with a BPA Affiliate.


        5.6 The Client will, and will procure that each Appropriate Affiliate will, indemnify, keep indemnified, and reimburse Exult Supplier, [***]* of a request to do so or earlier if the payment arrangements in Schedule C permit and on production of documents endorsing the amount of the payment incurred, in respect of any claim by an Affected Employee in relation to a Severance or Transition Payment [***.]*


        5.7 Exult Supplier and the Client or Appropriate Affiliate will agree appropriate communications to Affected Employees in connection with this Agreement.


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

6       OFFER OF EMPLOYMENT


        During or on termination of an Assignment, Exult Supplier may offer to employ an Assigned Employee. Such offer shall be in writing and will be to employ an Assigned Employee on the same contractual terms upon which he was employed at the date of the Offer (save in so far as those terms relate to an occupational pension scheme) and Exult Supplier shall treat such employee's continuous period of service with the Appropriate Affiliate as continuous with Exult Supplier (the "OFFER").


7     PENSIONS

      7.1 The Client shall, and shall procure that each Appropriate Affiliate shall, perform and discharge its or their obligations in relation to any occupational pension scheme of the Client or Appropriate Affiliate and of which any Affected Employee is a member, including without limitation its or their obligations to make employer's contributions and to ensure that the consequences of the cessation of any such Affected Employee's employment shall be administered in accordance with the rules of such scheme and shall indemnify Exult and keep Exult against any losses, costs (including reasonable legal costs), penalties, fines or other expenditure incurred by Exult as a result of the Client or Appropriate Affiliate failing so to discharge.

      7.2 The parties will [***]* of the Commencement Date of the Agreement agree(by a side letter) in respect of any proposed Transferred Employee and employees who accept employment with Exult Supplier pursuant to Section 6:

             [***.]*





8       ASSIGNMENT


        The Client and/or the Appropriate Affiliate will second its or their Assigned Employees to Exult Supplier on the following terms.


        8.1    DURATION


               Subject to Section 8.6 the Client and/or Appropriate Affiliate will second the Assigned Employees to Exult Supplier to perform the Services [***]* or such other period agreed between Exult Supplier, the Client and the Assigned Employee (the "ASSIGNMENT").


        8.2    CONTINUING EMPLOYMENT BY THE CLIENT/APPROPRIATE AFFILIATE


               8.2.1 During the Assignment the Assigned Employees will remain employed by the Client or the Appropriate Affiliate and will be assigned to Exult Supplier on their terms immediately prior to the start of the Assignment as amended from time to time provided always that such amendments shall be notified to Exult Supplier in good time for Exult Supplier to comply with its obligations in
                      Section 8.4.


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               8.2.2 During the term of the Assignment, Assigned Employees will observe their terms of employment as if Exult Supplier were the actual employer in all respects other than matters relating to the termination of the Assigned Employee's employment by the Client or Appropriate Affiliate.


               8.2.3 The Client will reimburse Exult Supplier (or where applicable, Exult Supplier will reimburse the Client) in respect of accrued (or used) holiday pay entitlements and accrued holiday pay entitlements of the Assigned Employees as at the relevant transfer date.


        8.3    DUTIES OF THE CLIENT OR AN APPROPRIATE AFFILIATE


               8.3.1 The Client or the Appropriate Affiliate will pay the Assigned Employees' salary and provide all contractual and other benefits during the Assignment.


               8.3.2 The Client or the Appropriate Affiliate will be responsible for making appropriate tax and national insurance deductions from the Assigned Employees' remuneration.


               8.3.3 The Client or Appropriate Affiliate shall be responsible for confirming the arrangements set out in Section 8 in writing to the Assigned Employee.


               8.3.4 Prior to the commencement of any Assignment and in good time for Exult Supplier to comply with its obligations under Section 8.4 the Client or Appropriate Affiliate shall deliver to Exult Supplier copies of the terms of employment of any Assigned Employee.


        8.4    DUTIES OF EXULT SUPPLIER


               8.4.1 Subject to Section 8.7 Exult Supplier will observe the Assigned Employees' terms of employment as if it were the actual employer in all respects other than in matters relating to the termination of the Assigned Employee's employment with the Client or Appropriate Affiliate.


               8.4.2 Exult Supplier will maintain a record of each Assigned Employee's sickness absence and will notify the Client or the Appropriate Affiliate of such absence and provide a copy of such records to the Client or the Appropriate Affiliate at its request.


        8.5    PAYMENT FOR SERVICES


               8.5.1 As soon as practicable after the Commencement Date and in any event prior to the commencement of the first Assignment occurring in relation to the part of the Services in which an Assigned Employee works, the Client shall and shall procure that any Appropriate Affiliate shall provide Exult Supplier with details of the costs incurred by the Appropriate Affiliate of employing Assigned Employees on a monthly basis.


               8.5.2 The Client shall not and shall procure that no Appropriate Affiliate shall increase those costs other than in the ordinary course of business.

               8.5.3 The Client shall advise Exult Supplier of the costs incurred by the Appropriate Affiliates of employing the Assigned Employees on a monthly basis, [***.]*


        8.6    EARLY TERMINATION


               8.6.1 Either party may terminate any Assigned Employee's Assignment immediately by giving written notice to the other if:


                      (i) the Assigned Employee does or omits to do anything (whether in connection with the Assignment or not) which would allow the Client or the Appropriate Affiliate to terminate his employment summarily; or


                      (ii) the Assigned Employee is guilty of dishonesty or is convicted of an offence (other than a motoring offence which does not result in imprisonment) whether in connection with the Assignment or not.


               8.6.2 Exult Supplier may terminate any Assigned Employee's Assignment at any time on giving two week's written notice to the Appropriate Affiliate, provided that in this case only Exult Supplier's obligation to deduct from charges invoiced to the Client the costs of employing such an Assigned Employee incurred by an Appropriate Affiliate, shall not cease until the earlier of the end of the Assignment period or the date on which the Assigned Employee's employment with the Appropriate Affiliate ceases.


               8.6.3 An Assignment will automatically terminate on the termination of the Assigned Employee's employment with the Appropriate Affiliate.


        8.7    DISCIPLINARY MATTERS


               If any disciplinary or grievance matter arises in relation to any of the Assigned Employees during the Assignment, Exult Supplier will notify the Client or the Appropriate Affiliate as soon as possible. The Client or the Appropriate Affiliate will deal with the matter in accordance with its disciplinary or grievance procedure. Exult Supplier will provide whatever assistance is necessary.


        8.8    HEALTH AND SAFETY


               Exult Supplier will comply with its health and safety obligations in relation to the Assigned Employees. Exult Supplier will co-operate with the Client or the Appropriate Affiliate in respect of any action which it wishes to take in respect of the Assigned Employee in order to fulfil such obligations.


        8.9    INTELLECTUAL PROPERTY


               During the Assignment any invention, design, copyright or other intellectual property made by any of the Assigned Employees, [***.]*


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

9       SECONDMENT


        9.1 In addition to the Assigned Employees, the Client may second to Exult Supplier one employee of its choice [***]* (the "SECONDED EMPLOYEE") per 5000 employees in respect of whom Exult Supplier is providing Services to perform the Services for [***]* (the "SECONDMENT").


        9.2 The Secondment shall be on the terms set out in Section 8 other than sub Sections 8.1, 8.5, and 8.6.2 substituting Seconded Employee for Assigned Employee in that section and references to Appropriate Affiliate being understood to be references to the employer of the Seconded Employee. For the avoidance of doubt Exult Supplier shall not be required to pay the Appropriate Affiliate for the services of the Seconded Employee.


10      EMPLOYEE INFORMATION


        Two months before the expiry of this Agreement, or if this Agreement has been terminated earlier for any reason within two weeks of being requested to do so by the Client, Exult Supplier will provide (and will procure any other employer will provide) to the Client the following information in relation to all employees who are employed wholly or mainly in providing the Services ("CURRENT EMPLOYEES"):


        10.1 the total number of the Current Employees (including those on maternity leave or other long-term leave of absence and who have a statutory or contractual right to return to work);


        10.2 the name, sex, date of commencement of employment, period of continuous employment, notice period, location, salary and other contractual or non-contractual benefits including any bonus entitlement, grade and age of each Current Employee;


        10.3 the complete terms of the contract of employment for each Current Employee entitled to a salary at a rate in excess of [***]* a year;


        10.4 a copy of each proforma contract of employment and other contractual documentation for employees entitled to a salary at a rate of [***]* or less and the complete terms of the contracts of employment of any Current Employee not employed under a proforma contract of employment;


        10.5 details of dismissals or terminations of employment within the previous 12 months of any person who during that period was involved in the provision of the Services; and


        10.6 details of all agreements and arrangements entered into in relation to the Current Employees with any trade union or association of trade unions, works council, staff association or other similar organisation or body of employees.


11      EMPLOYMENT PROVISIONS ON TERMINATION


        11.1 On termination or expiry of this Agreement it is the intention of the parties that the Transfer Provisions will apply. If the Transfer Provisions have effect the following provisions shall apply in connection with such transfer:


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               11.1.1 the contract of employment of each Returning Employee
                      (save insofar as that contract relates to any occupational pension scheme where the Transfer Provisions exclude any such scheme from their scope) shall be transferred to the Transferee with effect from the Transfer Date which shall be the `time of transfer' under the Transfer Provisions;


               11.1.2 Exult Supplier shall, and shall procure that each Relevant
                      Employer shall, perform and discharge its or their obligations in respect of all the Returning Employees for its or their own account up to and including the Transfer Date including, without limitation, discharging all wages, salaries and emoluments of the Returning Employees or employer's contributions to any relevant occupational pension scheme and all other costs and expenses related to their employment (including, without limitation, any taxation, national insurance contributions, accrued holiday pay, accrued bonus, commission or other sums payable in respect of service prior to the Transfer Date) and shall indemnify the Transferee and keep the Transferee indemnified against any Staff Costs (substituting Returning Employees for Affected Employees in that definition and indemnified subject to Sections 5 and 3.1) which the Transferee incurs arising from Exult Supplier's or the Relevant Employer's failure so to discharge; the Client or Appropriate Affiliate shall and shall procure that the Successor Operator shall discharge all responsibilities and obligations in respect of the Returning Employees thereafter;


               11.1.3 Exult Supplier shall, and shall procure that each Relevant
                      Employer, shall indemnify the Transferee and keep the Transferee indemnified against all Staff Costs (substituting Returning Employees for Affected Employees in that definition and subject to Sections 5 and 3.1) which relate to or arise out of any act or omission by Exult Supplier or a Relevant Employer or any other event or occurrence prior to the Transfer Date and which the Transferee incurs in relation to any contract of employment, employment relationship or collective agreement concerning one or more of the Returning Employees pursuant to the Transfer Provisions;


               11.1.4 The Client will and will procure that the Appropriate
                      Affiliate or Successor Operator will indemnify and keep Exult Supplier indemnified against:


                      (i) any Staff Costs (substituting Returning Employees for Affected Employees in that definition and subject to Sections 5 and 3.1) which relate to or arise out of any act or omission by the Client, Appropriate Affiliate or Successor Operator, having its origin on or after the Transfer Date and which Exult Supplier incurs pursuant to the Transfer Provisions; and


                      (ii) any Staff Costs (substituting Returning Employees for Affected Employees in that definition) which relate to or arise out of any act or omission by the Client, Appropriate Affiliate or Successor Operator prior to the Transfer Date which Exult Supplier incurs by virtue of Regulation 5(5) of the Transfer Provisions and/or Article 4(2) of Council Directive 77/187 EEC.


               11.1.5 Exult Supplier shall, and shall procure that each Relevant
                      Employer, shall indemnify the Transferee and keep the Transferee indemnified against all Staff Costs (substituting Returning Employees for Affected Employees in that definition and subject to Sections 5 and 3.1) which relate to or arise out of any dismissal (including, without limitation, constructive dismissal) by Exult Supplier or a

                      Relevant Employer of any employee (not being a Returning Employee) which the Transferee incurs pursuant to the Transfer Provisions.


        11.2 If the contract of employment of an employee transfers to the Transferee pursuant to the Transfer Provisions on a date other than the Transfer Date (but after the date of this Agreement) the provisions of Sections 10 and 11.1 above shall apply with the substitution of the date of actual transfer for the Transfer Date and references to the termination or expiry of the Agreement and the definitions used in those sections shall be amended by the same substitution. In respect of Section 10, Exult Supplier will supply the information listed in that section within a reasonable period (being no more than 10 working days, of a request for it from the Client).


        11.3 If in the Client's reasonable opinion the Transfer Provisions will not apply to transfer the contract of employment of a Returning Employee on the Transfer Date, the Client or a Successor Operator may, at its absolute discretion, offer to employ one or more of the Returning Employees after the Transfer Date. The Relevant Employer will not discourage Returning Employees from accepting such an offer.


        11.4 In respect of each Returning Employee who transfers to the Transferee pursuant to Section 11.1.1 above, the Exult Supplier shall, and shall procure that each Relevant Employer shall, provide such employee's employment records and medical records to the Successor Operator in accordance with the terms of Section 4 with the necessary changes.


        11.5 In Section 11 the undertakings and indemnities given by Exult Supplier or procured by Exult Supplier to be given by a Relevant Employer to the Transferee shall be given to the Client for itself and as trustee for the Successor Operator.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE L


                            CHANGE CONTROL MANAGEMENT

                                TABLE OF CONTENTS



1       CHANGE REQUESTS.........................................................1


2       CLASSIFICATION OF THE CHANGE REQUEST....................................1


3       EVALUATION OF THE PROPOSED CHANGE.......................................1


4       IMPACT ANALYSIS.........................................................3


5       APPROVAL................................................................3


6       REPORTING...............................................................4

                                   SCHEDULE L

                            CHANGE CONTROL MANAGEMENT

This Schedule sets out the procedure to be followed for any Proposed Change to the Framework Agreement or any Country Agreement.


1       CHANGE REQUESTS


        1.1 Either party may request a Proposed Change by submitting a Change Request in accordance with the following process.


        1.2 The Change Request shall be divided into two (2) sections. Section One shall contain the general information regarding the Proposed Change and shall be completed by the Country Representative of the submitting party. Section Two shall contain the impact analysis for the Proposed Change, which shall be completed by the Exult Supplier Country Representative.


        1.3 In each Country, Change Requests shall be presented by the Country Representative of the submitting party to the other party's Country Representative or designee who shall acknowledge receipt by signature of the Change Request.


        1.4 Any Proposed Change which has a potential impact on more than one Country shall have a Change Request completed for each impacted Country.


2       CLASSIFICATION OF THE CHANGE REQUEST


        The Exult Supplier Country Representative and the Client Country Representative shall agree to the classification of the Change Request as follows:


        2.1 Where it is determined that the Proposed Change is an Operational Change, the Proposed Change shall be evaluated as set out in
               Section 3.1.


        2.2 Where it is determined that the Proposed Change is a change to the Client's Policies and Procedures, the proposed change shall be evaluated as set out in Section 3.2.


        2.3 Where it is determined that the Proposed Change is a Project, the Proposed Change shall be evaluated as set out in Section 3.3


        2.4 Where it is determined that the Proposed Change is a change to the terms and conditions of the Country Agreement or a change related to the Schedules of the Country Agreement which is not related to a specific Project or to a change to Client's Policies and Procedures, the Proposed Change shall be evaluated as set out in Section 3.4.


        2.5 Where it is determined that the Proposed Change should not proceed, the Change Request shall be rejected and returned to the submitting party.


        If the Exult Supplier's Country Representative and the Client's Country Representative cannot agree to the classification of the Change Request, then the Change Request shall be referred to the Regional Governance Panel for classification.


3       EVALUATION OF THE PROPOSED CHANGE


        The Proposed Change shall be evaluated, by classification, as described below:

        3.1    Operational Changes


               3.1.1 Operational Changes shall be implemented in accordance with the operational change control procedures and approved subject to Section 5 of this Schedule.


        3.2    Changes to Client's Policies and Procedures


               3.2.1 Exult Supplier shall perform the impact analysis as described in Section 4.


               3.2.2 The Exult Supplier Country Representative shall submit the Proposed Change, including the Impact Analysis, to the Client Country Representative.


               3.2.3 Based on the results of the impact analysis, the Client Country Representative shall, within a reasonable timeframe:


                      (i) approve the Proposed Change and proceed to its implementation subject to Section 5 of this Schedule; or


                      (ii) request Exult Supplier in writing to re-submit the Proposed Change stating which items of information it is dissatisfied with, in which case Exult Supplier shall re-submit the Proposed Change within a reasonable timeframe; or


                      (iii) reject the Change Request in which case the Agreement shall continue un-amended.


        3.3    Projects


               3.3.1 Exult Supplier shall perform the impact analysis as described in Section 4.


               3.3.2 Exult Supplier shall prepare a Project Statement as set out in Schedule H.


               3.3.3 The Exult Supplier Country Representative shall submit the Proposed Change, including the Project Statement, to the Client Country Representative


               3.3.4 Based on the results of the impact analysis, the Client Country Representative shall, within a reasonable timeframe:


                      (i) approve the Proposed Change and the Project Statement and proceed to its implementation subject to Section 5 of this Schedule; or


                      (ii) request in writing that Exult Supplier re-submit the Proposed Change and Project Statement stating which items of information it is dissatisfied with, and Exult Supplier shall re-submit the Proposed Change and Project Statement within a reasonable timeframe; or


                      (iii) reject the Change Request in which case Exult Supplier will not implement the Project.


        3.4    Changes to the Agreement (as described in Section 2.4)


               3.4.1 Exult Supplier shall perform the impact analysis as described in Section 4.


               3.4.2 The Exult Supplier Country Representative shall submit the Proposed Change, including the impact analysis, to the Client Country Representative for approval subject to Section 5 of this Schedule.


4       IMPACT ANALYSIS


        4.1 Upon determination of the classification of the Proposed Change, Exult Supplier shall provide, at its expense, [***]* or as otherwise agreed, an estimate of the time and cost that Exult Supplier proposes to charge to the Client to complete the impact analysis. The Client shall provide Exult Supplier, within 10 business days or as otherwise agreed, a decision as to whether to proceed with the impact analysis as estimated.


        4.2 If the Client Country Representative determines that the Proposed Change should not proceed, the Change Request shall be rejected and returned to the submitting party.


        4.3 If the Client Country Representative decides to proceed, Exult Supplier shall, as soon as reasonably practicable and acting in good faith, conduct an impact analysis to assess and evaluate the impact of the Proposed Change having regard to all relevant factors including the following:


               [***]*


        4.4 In the case of Proposed Changes relating to Projects, Exult Supplier, in addition to the impact analysis shall, acting in good faith, provide the Client with the following information:


               4.4.1 whether Exult Supplier considers the Project to be technically feasible, and, if so, the estimated number, grade, qualification and experience of personnel required to provide the Project;


               4.4.2 the estimated number of days that would be required to be spent by each such person in order to provide the Project;


               4.4.3 the estimated cost and timetable for implementation of the Project including the date of its completion;


               4.4.4 the anticipated impact, if any, on other aspects of the Services and operation of the Systems by the Client;


               4.4.5 the terms and conditions on which Exult Supplier is willing to provide the Project, which shall so far as reasonably appropriate shall be consistent with the terms and conditions on which the Services are provided under this Agreement; and


               4.4.6 any other information the Client may reasonably require in relation to the Project.


        [***]*


5       APPROVAL


        Subject to the delegated financial authority limits provided by the relevant Client Global


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               Commercial Contract Leader and Client Regional Commercial Contract Leader, the following approval levels shall apply.


        5.1 Change Requests that are classified as Operational Changes shall be approved by the Client's Country Representative and Exult Supplier's Country Representative or their designees except where Operational Changes do not impact Client activities or costs, in which case the Exult Country Representative or its designee may approve the change.


        5.2 Change Requests that are classified as changes to the Client's Policies and Procedures shall be approved by the Client Country Representative.


        5.3 Change Requests that are classified as Projects shall be approved by the Client's Country Representative.


        5.4 Change Requests that are classified as changes to the terms and conditions of the Country Agreement or as changes related to the Schedules of the Country Agreement which are not related to a specific Project or to a change to the Client's Policies and Procedures, shall be approved by the Regional Governance Panel. In the event that such changes have global implications, the Change Request shall be approved by the Global Governance Panel.


        Neither party shall be obliged to comply with any Proposed Changes unless and until approval has been given in accordance with this Change Control Management process and, pending approval, no Change shall be made to the Services or to the Framework and Country Agreements.


6       REPORTING


        A consolidated report of all Change Requests shall be presented by the Exult Supplier Country Representative to the Regional Governance Panel on a monthly basis. The Regional Governance Panel shall report Change Requests on a quarterly basis to the Global Governance Panel.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE M


                          APPROVED EXULT SUBCONTRACTORS

                                   SCHEDULE M

                          APPROVED EXULT SUBCONTRACTORS


This schedule sets forth those subcontractors that have been approved by BPA.


1.  [***.]*

----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE O


                            BPA POLICIES AND CONTROLS

                                   SCHEDULE O


                            BPA POLICIES AND CONTROLS


1       PART 1


        The following Controls have been submitted to Exult in writing and Exult shall fulfil its obligation under this Agreement in accordance with such Controls.


        [***]*

2       PART 2


        The following Controls shall be reviewed and evaluated by BPA and Exult in accordance with this Agreement.


        [***]*


----------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE P


                         GLOBAL GOVERNANCE ARRANGEMENTS

                                TABLE OF CONTENTS


1       INTRODUCTION..........................................................1


2       GLOBAL GOVERNANCE PANEL...............................................1


3       REGIONAL GOVERNANCE PANEL.............................................2


4       COUNTRY REPRESENTATIVES...............................................3


5       EXECUTIVE STEERING COMMITTEE..........................................4


6       REGIONAL STEERING COMMITTEES..........................................5


7       CONTRACT ADMINISTRATION DOCUMENTS.....................................6

                                   SCHEDULE P


                         GLOBAL GOVERNANCE ARRANGEMENTS


1       INTRODUCTION


        For the purposes of this Schedule, Exult shall mean Exult Supplier where appropriate; BPA shall mean the Client, where appropriate.


2       GLOBAL GOVERNANCE PANEL


        2.1 As soon as reasonably practicable following the Commencement Date a Global Governance Panel will be established by the parties to focus primarily on global strategic issues. It is agreed that the Global Governance Panel should not be involved in day-to-day issues.


        2.2 The Global Governance Panel will be comprised of 4 voting members as follows:


               2.2.1 one Global Project Leader from each of Exult and BPA (who will also be members of the Executive Steering Committee); and


               2.2.2 one Global Commercial Contract Leader from each of Exult and BPA.


        2.3    The initial members of the Global Governance Panel are:


               BPA Global Project Leader


               Exult Global Project Leader


               BPA Global Commercial Contract Leader


               Exult Global Commercial Contract Leader


               Each party shall wherever reasonably practicable give the other 3 months written notice in the event it wishes to change its representatives on the Global Governance Panel.


        2.4 The Global Governance Panel shall be chaired alternately by a BPA representative and an Exult representative.


        2.5 The Global Governance Panel will meet no less than quarterly, and at other times as agreed between the parties. The meetings will be arranged to synchronise with those of the Regional Governance Panels and will take place approximately two weeks after meetings of the Regional Governance Panels.


        2.6 Voting will be on a unanimous basis and a full quorum will be required for voting purposes.


        2.7    The responsibilities of the Global Governance Panel will include:


               2.7.1 reviewing the overall performance of the parties' respective roles and responsibilities under this Agreement and of their respective Affiliates under the Country Agreements;

               2.7.2 reviewing significant recommendations and suggestions made by the Executive Steering Committee relating to the Services and/or this Agreement or any Country Agreement and initiate appropriate actions;


               2.7.3 submitting quarterly performance review reports to the Executive Steering Committee for its guidance and recommendations;


               2.7.4 when referred to it by any of the Regional Governance Panels, considering and agreeing changes in accordance with the Change Control Management procedure;


               2.7.5 seeking to resolve any Dispute referred to it in accordance with the Dispute Resolution Procedure.


        2.8 The parties shall procure that the members of the Global Governance Panel shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.


3       REGIONAL GOVERNANCE PANEL


        3.1 As soon as reasonably practicable at the time of contracting the first Country in a region a Regional Governance Panel will be established by the parties for that Region to focus primarily on regional strategic issues. It is agreed that the Regional Governance Panels should not be involved in day-to-day issues.


        3.2 Each Regional Governance Panel will be comprised of 4 voting members as follows:


               3.2.1  one Regional Project Leader from each of Exult and BPA;
                      and


               3.2.2 one Regional Commercial Contract Leader from each of Exult and BPA.


        3.3 The Regional Governance Panel shall be chaired alternately by a BPA representative and an Exult representative.


        3.4 The Regional Governance Panel will meet monthly, and at other times as agreed between the parties. The meetings will be arranged to synchronise with those of the Global Governance Panel as appropriate and will take place approximately two weeks before the meetings of the Global Governance Panel.


        3.5 Voting will be on a unanimous basis and a full quorum will be required for voting purposes.


        3.6 The responsibilities and authorities of the Regional Governance Panel will be determined and delegated in each case by the Global Governance Panel and may include matters within the relevant Region such as:


               3.6.1 agreeing an efficient and effective Due Diligence Exercise in each relevant Country;


               3.6.2 managing the internal interfaces with the Participating Affiliates and the Exult Participating Affiliates in relation to the Framework Agreement and the relevant Country Agreements;


               3.6.3 addressing, co-ordinating and prioritising with issues affecting the provision of the Services to Participating Affiliates under the Country Agreements as referred to it by the Country Representatives;

               3.6.4 reviewing the overall performance of the parties' respective Affiliates under the relevant Country Agreements;


               3.6.5 reviewing significant recommendations and suggestions made by Regional Steering Committee relating to the Services and/or any relevant Country Agreements and initiate appropriate actions;


               3.6.6 submitting quarterly performance review reports to the Regional Steering Committee for its guidance and recommendations;


               3.6.7 submit quarterly performance review reports to the Global Governance Panel.


               3.6.8 managing Change Requests outside the authority of the relevant Country Representative and otherwise in accordance with the Change Control Management procedure;


               3.6.9 seeking to resolve any Disputes referred to in accordance with the Dispute Resolution Procedure;


               3.6.10 referring matters outside its authority to the Global
                      Governance Panel;


               3.6.11 identifying issues which may have an impact outside the relevant Region and referring these to the Global Governance Panel as required; and


               3.6.12 monitoring and reviewing the ongoing status of Third Party
                      Contracts which are not Transferred to Exult Supplier.


        3.7 The parties shall procure that the members of the Regional Governance Panel shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

4       COUNTRY REPRESENTATIVES


        4.1 As soon as reasonably practicable following a Country Commencement Date, BPA and Exult shall procure that, the relevant Affiliates each appoint a Country Representative in respect of that Country.


        4.2 The Country Representatives will have day-to-day responsibility for managing the operation of the Country Agreement and supervising the co-operation and other matters between the parties.


        4.3 The responsibilities and authorities of each Country Representative will be determined and delegated in each case by the relevant Regional Governance Panel and may include matters such as:


        4.4 reviewing the overall performance of the parties' respective Affiliates under the relevant Country Agreement;


        4.5    interpretation of the Agreement;


        4.6    ensuring efficient flow of documentation under the Agreement;


        4.7 handling of Disputes within the authority of the Country Representative and referring others to the Regional Governance Panel in accordance with the Dispute Resolution Procedure;

        4.8 handling of Change Requests within the authority of the Country Representative and referring others to the Regional Governance Panel in accordance with the Change Control Procedure;


        4.9 submitting issues concerning the relationship between the parties to the Regional Steering Committee for its guidance and recommendations;


        4.10 submit [monthly/regular] performance review reports to the Regional Governance Panel;


        4.11 generally dealing with any matter or issue arising out of or in connection with the Country Agreement within the delegated authority of, the Country Representative;


        4.12 identifying and referring matters outside the Country Representative authority to the Regional Governance Panel; and


        4.13 identifying issues which may have an impact outside the relevant Country and referring these to the Regional Governance Panel for their attention.


        4.14 The parties shall procure that the Country Representatives shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.


5       EXECUTIVE STEERING COMMITTEE


        5.1 As soon as reasonably practicable following the Commencement Date an Executive Steering Committee will be established by the parties to focus primarily on global relationship issues. It is agreed that the Executive Steering Committee should not be involved in day-to-day issues.


               The Executive Steering Committee will be comprised as follows:


               For BPA:


               5.1.1 the Executive Steering Committee shall be chaired by a BPA Group representative;


               5.1.2 one Global Project Leader from BPA (who will also be a member of the Global Governance Panel);


               5.1.3  four business stream representatives; and


               5.1.4  one IT representative.


               5.1.5  For Exult:


               5.1.6  one Exult corporate executive representative;


               5.1.7 one Global Project Leader who will also be a member of the Global Governance Panel; and


               5.1.8  IT/e-commerce/services representation.


               Each party shall wherever reasonably practicable give the other 3 months written notice in the event it wishes to change its representatives on the Global Governance Panel.

        5.2 The Executive Steering Committee will meet quarterly, and at other times as agreed between the parties.


        5.3    The Executive Steering Committee shall be a non-voting body.


        5.4 The responsibilities of the Executive Steering Committee will include:


               5.4.1 reviewing the global relationship issues arising out of the Framework Agreement and the Country Agreements;


               5.4.2 reviewing significant recommendations and suggestions made by the Regional Steering Committee relating to issues affecting the relationships between the parties and relationships between the stakeholders;


               5.4.3 reviewing performance and providing advice and guidance to the Global Governance Panel for Performance improvement and making recommendations directly to BPA and Exult on issues affecting the relationships between the parties and relationships between the stakeholders.


        5.5 The parties shall procure that the members of the Executive Steering Committee shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.


6       REGIONAL STEERING COMMITTEES


        6.1 At the same time as a Regional Governance Panel is established a Regional Steering Committee will be established by the parties for that Region to focus primarily on issues effecting relationships between the parties and between the stakeholders in the relevant Region. It is agreed that the Regional Steering Committees should not be involved in day-to-day issues.


        6.2    The Regional Steering Committee will be comprised as follows:


               6.2.1 one member of the relevant Regional Governance Panel from each of Exult and BPA;


               6.2.2 two other appropriate representatives from Exult such as the IT manager, the Service Centre Manager or representatives from equivalent roles; and


               6.2.3  up to four other representatives from BPA.


        6.3 The Regional Steering Committees shall be chaired by a BPA representative.


        6.4 The Regional Steering Committees will meet quarterly or otherwise, at times as agreed between the parties and will be synchronised to precede the Executive Steering Committee meetings.


        6.5    The Regional Steering Committees shall be non-voting bodies.


        6.6 The responsibilities and authorities of the Regional Steering Committees will be determined and delegated in each case by the Executive Steering Committee and may include matters such as;


               6.6.1 reviewing the Regional relationship issues arising out of the Framework Agreement and of the relevant Country Agreements;

               6.6.2 reviewing significant recommendations and suggestions made by the Country Representatives relating to issues affecting the relationships between the parties and relationships between the stakeholders in the relevant Region;


               6.6.3 reviewing performance and providing advice and guidance to the Regional Governance Panel for performance improvement and making recommendations directly to the Executive Steering Committee on issues affecting the relationships between the parties [and relationships between the Stakeholders];

               6.6.4 submitting quarterly reviews to the Executive Steering Committee.


        6.7 The parties shall procure that the members of the Regional Steering Committees shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.


7       CONTRACT ADMINISTRATION DOCUMENTS


        7.1 All contract administration documents shall be in English unless required otherwise by any law of a Country, in which case contract administration documents shall be prepared in both English and the language required by law of the relevant Country.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE Q


                                 DATA PROTECTION

                                TABLE OF CONTENTS


1     DEFINITIONS..............................................................1


2     PROCESSOR'S OBLIGATIONS AND WARRANTIES...................................2


3     DATA EXPORT..............................................................4


4     WARRANTY.................................................................5


5     BPA'S OBLIGATIONS........................................................5

                                   SCHEDULE Q


                                 DATA PROTECTION


                                     PART I


                           DATA PROCESSING OBLIGATIONS


1       DEFINITIONS


        For the purposes of this Schedule, the following terms shall have the following meanings:


        "AGREEMENT" means this Agreement and each Country Agreement;


        "APPROPRIATE TECHNICAL AND ORGANISATIONAL MEASURES" means such necessary measures that need to be taken in order to guarantee the security of the personal data and to avoid unauthorised, accidental or unlawful alteration, loss, disclosure, access to and processing of the personal data, taking account of the state of technology and the cost of their implementation, the nature of the personal data stored, and the risks posed by the processing whether they arise from human action or from physical or natural means. Specific regard shall be had to any relevant guidance, if any, provided by the Authority in each Country;


        "AUTHORITY" means the relevant data protection authority in the Country;


        "AUTOMATED DECISION" means a decision which produces legal effects or significantly affects a data subject and which is based solely on automated processing of data intended to evaluate certain personal aspects such as performance at work, creditworthiness, reliability and conduct etc;


        "BPA" means BPA and each BPA Participating Affiliate;


        "CLIENT PERSONAL DATA" means any personal data Processed by Exult Supplier for or on behalf of BPA in the context of the provision of the Services;


        "DATA SUBJECT" is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity from any personal data;


        "DIRECTIVES" means the European Union Directive entitled "Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data" and the European Union Directive entitled "Directive 97/66/EC concerning the processing of personal data and the protection of privacy in the telecommunications sector";


        "EXULT" means Exult and each Exult Participating Affiliate;


        "IMPLEMENTING LEGISLATION" means the legislation and any guidance, policy or recommendations providing by the Authority (if any) in the Country which implements the Directives;


        "PERSONAL DATA" means any information relating to an identified or identifiable natural person. For the purposes of this definition, an identifiable person is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity;


        "PROCESS" or "PROCESSING" means any operation or set of operations which is/are performed upon personal data, whether or not by automatic means, including collection, recording, organisation, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction;


        "PURPOSES" means the purposes for which BPA personal data is to be Processed, as may be amended from time to time by the parties, and as currently set out in Schedule A (Scope of Services);


        "SENSITIVE DATA" means personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade-union membership, or health or sex life;


        "THIRD COUNTRY" means any country outside the European Economic Area.


2       PROCESSOR'S OBLIGATIONS AND WARRANTIES


        2.1    GENERAL OBLIGATIONS


               Exult hereby agrees during the term of the Agreement:


               2.1.1 to act only solely on the instructions of BPA and in so doing to process BPA personal data on behalf of BPA solely for the Purposes;


               2.1.2 to process BPA personal data in accordance with the Directives and Implementing Legislation if the personal detail is subject to the Directives; and


               2.1.3 to process BPA personal data in accordance with the provisions of this Agreement.


        2.2    SPECIFIC OBLIGATIONS


               Without limiting the generality of Section 2.1, Exult shall;


               2.2.1  REGISTRATION AND AUTHORITY


                      Ensure that it has the necessary legal authority for the purpose of processing BPA personal data for the Purposes in accordance with the terms of this Agreement;


               2.2.2  SECURITY


                      Prior to any processing of BPA personal data:


                      (i) put in place appropriate technical and organisational measures to protect BPA personal data (including suitable measures to protect Sensitive Data) against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access and against all other unlawful forms of processing;


                      (ii) put in place adequate security programmes and procedures to ensure that unauthorised persons will not have access to the equipment used to process BPA personal data, and that any persons it authorises to have access to BPA personal data will respect and maintain the confidentiality and security of BPA personal data; and


                      (iii) have reviewed and to continue to review its security programmes and procedures to ensure that they are adequate, having regard to industry good practice and the cost of their implementation at that time; and


                      (iv) once processing has commenced in accordance with this Agreement, if at any time Exult becomes aware of any breach in security advise

                             BPA forthwith of the nature and extent of the breach and shall take all necessary remedial action and shall indemnify BPA against all costs, damages or other losses arising out of such breach, except to the extent such loss results from BPA failing to perform its obligations in Section 5 below.


               2.2.3  ASSISTANCE AND ENQUIRIES


                      (i) without limitation to the other provisions of this Agreement, take all reasonable steps to enable BPA to comply with its obligations under the Directives and relevant Implementing Legislation in relation to BPA personal data, promptly upon being notified of such steps by BPA;


                      (ii) upon receiving any request for information or assistance in relation to BPA personal data, from BPA, the Authority, other regulatory body in which has jurisdiction or a data subject, Exult will promptly provide all relevant information to BPA or the Authority as requested by BPA;


                      (iii) promptly appoint an individual (a "Data Protection Officer") within its organisation authorised to respond to any enquiries made pursuant to this
                             Section 2.2.3 or otherwise in relation to this Agreement and with such other roles, responsibilities and powers (if any) as may be required by the laws implementing the Directives in the jurisdiction of BPA and shall promptly notify the details of this individual to BPA.


               2.2.4  ENFORCEMENT


                      Recognise and agree BPA employees may enforce against Exult any of their rights as Data Subjects under the Directives or Implementing Legislation in relation to the processing by Exult of the BPA personal data;


               2.2.5  DATA QUALITY


                      Subject to Section 2.1.1 above, to, where necessary, maintain the accuracy of BPA personal data and keep it up to date. Exult shall comply with all instructions from BPA or any data subject to whom BPA personal data relates to rectify, delete and update any BPA personal data and, if so requested by BPA, shall notify in writing BPA and/or the data subject as appropriate within a reasonable time that it has done so.


               2.2.6  DATA EXPORT


                      Not export from any Country within the European Economic Area any BPA personal data to any Third Country without BPA's prior written consent such consent not to be unreasonably withheld or delayed provided that BPA has given such consent in relation to the USA;


               2.2.7  ACCESS


                      If the personal data is subject to the Directives, provide the data subject with the same rights of access, correction, blocking, suppression or deletion available to such individual in the relevant Countries which are subject to the Directives;


               2.2.8  DISCLOSURE


                      (i) not to disclose, either free of charge or in return for payment, not even for its preservation, any BPA personal data to any other legal or natural person other than where BPA has given its prior written consent to such disclosure or where there is a legal obligation or there is a regulatory obligation or where Exult is responding to a request from the Authority or other authorial regulatory body, in which case BPA must, where this is permitted by law, be informed where practicable prior to such disclosure; and


                      (ii) where BPA has consented to a disclosure in accordance with 2.2.6(i) above, BPA may require Exult to procure any disclosee to whom BPA personal data is disclosed pursuant to such clause to enter into an agreement for the protection of personal data in similar terms to this Agreement.


               2.2.9  RETENTION AND DESTRUCTION


                      Keep BPA personal data in such form as shall permit the identification of data subjects for no longer than is necessary for the Purposes of providing the Services or as instructed by BPA;


               2.2.10 AUDIT


                      Submit its facilities used to process personal data, data files and documentation needed for processing for auditing and/or certification by BPA (or other duly qualified auditors of inspection authorities not reasonably objected to by Exult and approved by BPA) on reasonable notice and at reasonable times to ascertain compliance with the obligations and warranties in this Schedule; and


               2.2.11 EMPLOYEE COMPLIANCE


                      Ensure the compliance of its employees from time to time with the terms of this Schedule.


3       DATA EXPORT


        3.1 If BPA consents to the export of BPA personal data in accordance with Section 2.2.6 of this Schedule and if the personal data is subject to the Directives it shall ensure that the party to whom BPA personal data is exported shall:


               3.1.1 process BPA personal data in accordance with any industry or other codes of practice to which it subscribes and in accordance with the data protection principles set out in the Directive, including without limitation the principles in Article 6 of the Directive relating to data quality and
                      Article 17 of the Directive relating to security;


               3.1.2 provide the data subject with the same rights of access, correction, blocking, suppression or deletion available to such individual Countries in which the personal data is subject to the Directives;


               3.1.3 process BPA personal data purposes of and to the extent required to provide the Services;


               3.1.4  maintain the accuracy of the data and keep it up to date;


               3.1.5 comply with all instructions from BPA to rectify, delete and update any personal data and confirm to BPA within a reasonable time that it has done so;


               3.1.6 appoint, and identify to BPA and, if requested by BPA to the Authority, an individual within its organisation authorised to respond to enquiries from the

                      Authority or a data subject concerning its processing of his or her personal data;


4       WARRANTY


        Exult warrants that it will process BPA personal data only:


        4.1 for the purposes of and to the extent required to provide the Services;


        4.2 to the extent they are applicable, in accordance with the Directives and the provisions of the Implementing Legislation; and


        4.3    in accordance with the provisions of this Agreement.


5       BPA'S OBLIGATIONS


        5.1    BPA warrants that:


               5.1.1 it will obtain the written consent of all Data Subjects whose personal data may be processed by Exult as part of the Services under this Agreement;


               5.1.2 it will indemnify and hold harmless Exult against all costs, damages or other losses caused by any inaccuracy in the personal data which BPA provides to Exult and which results in Exult having any enforcement proceedings taken by BPA employees and/or Authorities;


               5.1.3 it shall ensure that it is permitted under its registrations with the Authorities in all Countries to transfer personal data to third party suppliers such as Exult;


               5.1.4 it will co-operate with Exult to ensure that all personal data is accurate and that the Directives and Implementing Legislation are complied with in the applicable Countries.

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE R


                          BPA PARTICIPATING AFFILIATES

                                   SCHEDULE R


                          BPA PARTICIPATING AFFILIATES


This schedule sets forth the BPA Affiliates that shall receive the Services under the applicable Country Agreement.



--------------------------------------------------------------------------------------
                                                                  REGISTERED OFFICE OR
                                 COUNTRY PARENT IF NOT THE       PRINCIPAL OR PLACE OF
               COMPANY                     CLIENT                       BUSINESS
               -------           -------------------------       ---------------------
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE T


                             PROCESS LINE POPULATION

                                   SCHEDULE T

                             PROCESS LINE POPULATION


This schedule sets forth the populations that shall receive the Services for this County Agreement. The table below shall be completed prior to the Process Take On Date for each Process. The Client shall provide both initial data and monthly updates for this table until such time as the systems are available to automatically report on this data.



                          PROCESS LINE POPULATION TABLE



BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                      POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
OIL (COUNTRY)
------------------------------------------------------------------------------------------------------------------------------
Retail
------------------------------------------------------------------------------------------------------------------------------
CI
------------------------------------------------------------------------------------------------------------------------------
MAS
------------------------------------------------------------------------------------------------------------------------------
Corporate
  Functions
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
OIL (COUNTRY)
---------------------------------------------------------------------------------------------------------
Retail
---------------------------------------------------------------------------------------------------------
CI
---------------------------------------------------------------------------------------------------------
MAS
---------------------------------------------------------------------------------------------------------
Corporate
  Functions
---------------------------------------------------------------------------------------------------------

BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                   POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
Other
------------------------------------------------------------------------------------------------------------------------------
(1)________________
------------------------------------------------------------------------------------------------------------------------------
(2)________________
------------------------------------------------------------------------------------------------------------------------------
OIL (INTERNATIONAL)
------------------------------------------------------------------------------------------------------------------------------
Air
------------------------------------------------------------------------------------------------------------------------------
Marine
------------------------------------------------------------------------------------------------------------------------------
Shipping
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
(1)________________
------------------------------------------------------------------------------------------------------------------------------
(2)________________
------------------------------------------------------------------------------------------------------------------------------
EXPLORATION
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
Other
---------------------------------------------------------------------------------------------------------
(1)________________
---------------------------------------------------------------------------------------------------------
(2)________________
---------------------------------------------------------------------------------------------------------
OIL (INTERNATIONAL)
---------------------------------------------------------------------------------------------------------
Air
---------------------------------------------------------------------------------------------------------
Marine
---------------------------------------------------------------------------------------------------------
Shipping
---------------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------
(1)________________
---------------------------------------------------------------------------------------------------------
(2)________________
---------------------------------------------------------------------------------------------------------
EXPLORATION
---------------------------------------------------------------------------------------------------------

BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                   POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
Business Units
------------------------------------------------------------------------------------------------------------------------------
(1)_________________
------------------------------------------------------------------------------------------------------------------------------
(2)_________________
------------------------------------------------------------------------------------------------------------------------------
Corporate Functions
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
(1)_________________
------------------------------------------------------------------------------------------------------------------------------
(2)_________________
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS
------------------------------------------------------------------------------------------------------------------------------
Business Units
------------------------------------------------------------------------------------------------------------------------------
(1)_________________
------------------------------------------------------------------------------------------------------------------------------
(2)_________________
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
Business Units
---------------------------------------------------------------------------------------------------------
(1)_________________
---------------------------------------------------------------------------------------------------------
(2)_________________
---------------------------------------------------------------------------------------------------------
Corporate Functions
---------------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------
(1)_________________
---------------------------------------------------------------------------------------------------------
(2)_________________
---------------------------------------------------------------------------------------------------------
CHEMICALS
---------------------------------------------------------------------------------------------------------
Business Units
---------------------------------------------------------------------------------------------------------
(1)_________________
---------------------------------------------------------------------------------------------------------
(2)_________________
---------------------------------------------------------------------------------------------------------

BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                   POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
Corporate Functions
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
(1)________________
------------------------------------------------------------------------------------------------------------------------------
(2)________________
------------------------------------------------------------------------------------------------------------------------------
SOLAR
------------------------------------------------------------------------------------------------------------------------------
Business Units
------------------------------------------------------------------------------------------------------------------------------
(1)________________
------------------------------------------------------------------------------------------------------------------------------
(2)________________
------------------------------------------------------------------------------------------------------------------------------
Corporate Functions
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
(1)________________
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
Corporate Functions
---------------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------
(1)________________
---------------------------------------------------------------------------------------------------------
(2)________________
---------------------------------------------------------------------------------------------------------
SOLAR
---------------------------------------------------------------------------------------------------------
Business Units
---------------------------------------------------------------------------------------------------------
(1)________________
---------------------------------------------------------------------------------------------------------
(2)________________
---------------------------------------------------------------------------------------------------------
Corporate Functions
---------------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------
(1)________________
---------------------------------------------------------------------------------------------------------

BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                   POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
(2)_______________
------------------------------------------------------------------------------------------------------------------------------
GAS
------------------------------------------------------------------------------------------------------------------------------
Business Units
------------------------------------------------------------------------------------------------------------------------------
(1)_______________
------------------------------------------------------------------------------------------------------------------------------
Corporate Functions
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
(1)
------------------------------------------------------------------------------------------------------------------------------
(2)
------------------------------------------------------------------------------------------------------------------------------
OTHER COUNTRY
UNITS SUPPORTED
------------------------------------------------------------------------------------------------------------------------------
(1)_______________
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
(2)_______________
---------------------------------------------------------------------------------------------------------
GAS
---------------------------------------------------------------------------------------------------------
Business Units
---------------------------------------------------------------------------------------------------------
(1)_______________
---------------------------------------------------------------------------------------------------------
Corporate Functions
---------------------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------------------
(1)
---------------------------------------------------------------------------------------------------------
(2)
---------------------------------------------------------------------------------------------------------
OTHER COUNTRY
UNITS SUPPORTED
---------------------------------------------------------------------------------------------------------
(1)_______________
---------------------------------------------------------------------------------------------------------

BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                                   POPULATION BY PROCESS LINE
------------------------------------------------------------------------------------------------------------------------------
                                 Organisation     HR      Labour    Expat                                  E/U
                       Training  Development   Strategy  Relations  Admin  HRIS  Benefits  Compensation  Relations  Compliance
==============================================================================================================================
(2)_____________
------------------------------------------------------------------------------------------------------------------------------
OTHER POPULATIONS
------------------------------------------------------------------------------------------------------------------------------
(1) EXAMPLE-
    ANNUITANTS
------------------------------------------------------------------------------------------------------------------------------
(2)_____________
------------------------------------------------------------------------------------------------------------------------------


BUSINESS ENTITY/
BUSINESS UNIT/
INTERNATIONAL      TOTAL
BUSINESS/OTHER   POPULATION

                                                     POPULATION BY PROCESS LINE
---------------------------------------------------------------------------------------------------------
                       Under               E/U      Resourcing/             Performance  Domestic
                       Admin  Payroll  Development  Recruiting   Severance  Management   Relocation  HRIT
=========================================================================================================
(2)_____________
---------------------------------------------------------------------------------------------------------
OTHER POPULATIONS
---------------------------------------------------------------------------------------------------------
(1) EXAMPLE-
    ANNUITANTS
---------------------------------------------------------------------------------------------------------
(2)_____________
---------------------------------------------------------------------------------------------------------

                           COUNTRY AGREEMENT PRO FORMA


                                   SCHEDULE U


                                ESCROW AGREEMENT

                                TABLE OF CONTENTS




1       DEFINITIONS..............................................................1


2       OWNER'S DUTIES AND WARRANTIES............................................2


3       LICENSEE'S RESPONSIBILITIES..............................................2


4       ESCROW AGENT DUTIES......................................................2


5       PAYMENT..................................................................3


6       RELEASE EVENTS...........................................................3


7       CONFIDENTIALITY..........................................................4


8       INTELLECTUAL PROPERTY RIGHTS.............................................4


9       VERIFICATION.............................................................4


10      ESCROW AGENT'S LIABILITY.................................................4


11      TERMINATION..............................................................5


12      GENERAL..................................................................5

                                   SCHEDULE U


                                ESCROW AGREEMENT


BETWEEN:


(1) Exult, Inc. whose registered office is at 4 Park Plaza, Suite 350, Irvine, California 92614 (the "Owner");


(2) BP Amoco plc whose registered office is at Britannic House, 1 Finsbury Circus, London, EC2M 7BA (the "Licensee"); and


(3) NCC Escrow International Limited whose registered office is at Oxford House, Oxford Road, Manchester, M1 7ED (the "Escrow Agent")


PRELIMINARY:


(A) The Licensee has been granted a license to use a software package comprising computer programs.


(B) Certain technical information and documentation describing the software package and other process flowcharts describing the way in which the Owner provides certain services to the Owner and its affiliates, are the confidential property of the Owner and are required for understanding, maintaining and correcting the software package and the provision of the services respectively.


(C) The Owner acknowledges that in certain circumstances the Licensee may require possession of the technical information and documentation held under this Agreement.


(D) Each of the parties to this Agreement acknowledges that the considerations for their respective undertakings given under it are the undertakings given under it by each of the other parties.


IT IS AGREED THAT:


1       DEFINITIONS


        In this Agreement the following terms shall have the following meanings:


        1.1 "FULL VERIFICATION SERVICE" means those bespoke tests agreed between the Licensee and Escrow Agent for the verification of the Material;


        1.2 "INTELLECTUAL PROPERTY RIGHTS" means copyright, trade secret, patent, and all other rights of a similar nature;


        1.3 "SERVICES AGREEMENT" means the agreement pursuant to which the Owner grants a licence to the Licensee for the Package;


        1.4 "MATERIAL" means the source code of the Package comprising the latest technical information and documentation described in Schedules 1 and 2;


        1.5 "PACKAGE" means the software package licensed to the Licensee under the Services Agreement; and


        1.6 "STANDARD VERIFICATION SERVICE" means those tests detailed in the Standard Verification Service published by Escrow Agent from time to time.

2       OWNER'S DUTIES AND WARRANTIES


        2.1    The Owner shall:


               2.1.1 deliver a copy of the Material to Escrow Agent within 30 days of the date of this Agreement;


               2.1.2 at all times ensure that the Material as delivered to Escrow Agent is capable of being used to generate the latest version of the Package issued to the Licensee and shall deliver further copies of the Material as and when necessary;


               2.1.3 deliver to Escrow Agent a replacement copy of the Material within 12 months of the last delivery;


               2.1.4 deliver a replacement copy of the Material within 14 days of receipt of a notice served upon it by Escrow Agent under the provisions of Section 4.1.5; and


               2.1.5 deliver with each deposit of the Material the information detailed in Schedule 2.


        2.2    The Owner warrants that:


               2.2.1 it owns the Intellectual Property Rights in the Material and has authority to enter into this Agreement; and


               2.2.2 the Material lodged under Section 2.1 shall contain all information in human readable form and on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain and correct the Package and to enable a suitably skilled person to understand and maintain the provision of services under the Services Agreement without the assistance of any other person.


3       LICENSEE'S RESPONSIBILITIES


        It shall be the responsibility of the Licensee to notify Escrow Agent of any change to the Package that necessitates a replacement deposit of the Material.


4       ESCROW AGENT DUTIES


        4.1    Escrow Agent shall:


               4.1.1  hold the Material in a safe and secure environment;


               4.1.2 inform the Owner and the Licensee of the receipt of any copy of the Material;


               4.1.3 in accordance with the terms of Section 9 perform those tests that form part of its Standard Verification Service form time to time;


               4.1.4 at all times retain a copy of the latest verified deposit of the Material; and


               4.1.5 notify the Owner if it becomes aware at any time during the term of this Agreement that the copy of the Material held by it has been lost, damaged or destroyed.


        4.2 Escrow Agent shall not be responsible for procuring the delivery of the Material in the event of failure by the Owner to do so.

5       PAYMENT


        Escrow Agent's fees are payable in accordance with Schedule 4.


6       RELEASE EVENTS


        6.1 Subject to the provisions of Sections 6.2 and 6.3, Escrow Agent will release the Material to a duly authorised officer of the Licensee if any of the following events occur:


               6.1.1 the Owner enters into any composition or arrangement with its creditors or (being a company) enters into liquidation whether compulsory or voluntary (other than for the purposes of solvency reconstruction or amalgamation) or has a receiver or administrative receiver appointed over all or any party off its assets or undertaking or a petition is presented for an Administration Order or (being an individual or partnership) becomes bankrupt, or an event occurs within the jurisdiction of the country in which the Owner is situated which has a similar effect to any of the above events in the United Kingdom; or


               6.1.2  the Owner ceases to trade; or


               6.1.3 the Owner assigns copyright in the Material and the assignee fails within 60 days of such assignment to offer the Licensee substantially similar protection to that provided by this Agreement without significantly increasing the cost to the Licensee; or


               6.1.4 the Owner has defaulted in any obligation to provide the Material under the Services Agreement and has failed to remedy such default notified by the Licensee to the Owner.


        6.2 The Licensee must notify Escrow Agent of the event(s) specified in Section 6.1 by delivering to Escrow Agent a declaration (the "Declaration") made by an officer of the Licensee attesting that such event has occurred exhibiting:


               6.2.1 such documentation in support of the Declaration as Escrow Agent shall reasonably require;


               6.2.2  a copy of the Services Agreement;


               6.2.3  a signed confidentiality undertaking as detailed in
                      Schedule 3


               then Escrow Agent will release the Source Code to the Licensee upon receipt of the release fee stated in Schedule 3.


        6.3 Upon receipt of a Declaration from the Licensee claiming a release event under Section 6.1.4 then Escrow Agent will release the Material to the Licensee upon receipt of the release fee stated in Schedule 4.


        6.4 Where there is any dispute as to the occurrence of any of the events set out in Section 6 or the fulfilment of any obligations detailed therein, such dispute will be referred at the request of either the Owner or the Licensee to the dispute resolution procedure set out in the Services Agreement.

7       CONFIDENTIALITY


        7.1 The Material shall remain the confidential property of the Owner and in the event that Escrow Agent provides a copy of the Material to the Licensee, the Licensee shall be permitted to use the Material only in accordance with a confidentiality undertaking in the form contained in Schedule 3 of this Agreement.


        7.2 Escrow Agent agrees to maintain all information and/or documentation coming into its possession or to its knowledge under this Agreement in strictest confidence and secrecy. Escrow Agent further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and will not disclose or release it other than in accordance with the terms of this Agreement.


        7.3 Termination of this Agreement will not relieve Escrow Agent or its employees or the Licensee or its employees from the obligations of confidentiality contained in this Section 7.


8       INTELLECTUAL PROPERTY RIGHTS


        The release of the Material to the Licensee will not act as an assignment of any Intellectual Property Rights that the Owner possesses in the Material.


9       VERIFICATION


        9.1 Subject to the provisions of Sections 9.2 and 9.3, Escrow Agent shall bear no obligation or responsibility to any person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, effectiveness or any other aspect of the Material.


        9.2 Upon the Material being lodged with Escrow Agent, Escrow Agent shall perform those tests in accordance with its Standard Verification Service and shall provide a copy of the test report to the parties to this Agreement.


        9.3 The Licensee shall be entitled to require that Escrow Agent carries out a Full Verification. Any reasonable charges and expenses incurred by Escrow Agent in carrying out the Full Verification will be paid by the Licensee save that if in the opinion of the expert appointed by the Managing Director of Escrow Agent, the Material is substantially defective in content any such reasonable charges and expenses will be paid by the Owner.


10      ESCROW AGENT'S LIABILITY


        10.1 Escrow Agent shall not be liable for loss caused to the Owner or the Licensee either jointly or severally except for loss or damage to the Material to the extent that such loss or damage is caused by the negligent acts or omissions of Escrow Agent, its employees, agents or sub-contractors and in such event Escrow Agent's total liability in respect of all claims arising under or by virtue of this Agreement shall not (except in the case of claims for personal injury or death) exceed the sum of Pound Sterling 500,000.


        10.2 Escrow Agent shall in no circumstances be liable to the Owner or the Licensee for indirect or consequential loss of any nature whatsoever whether for loss of profit, loss of business or otherwise.


        10.3 Escrow Agent shall be protected in acting upon any written request, waiver, consent, receipt or other document furnished to it pursuant to this Agreement, not only in assuming its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information contained in it, which Escrow Agent in good faith believes to be genuine and what it purports to be.


11      TERMINATION


        11.1 Escrow Agent may terminate this Agreement after failure by the Owner or the Licensee to comply with a 30 day written notice from Escrow Agent to pay any outstanding fee. If the failure to pay is on the part of the Owner, the Licensee shall be given the option of paying such fee itself. Such amount will be recoverable by the Licensee direct from the Owner.


        11.2 Escrow Agent may terminate this Agreement by giving 60 days written notice to the Owner and the Licensee. In that event the Owner and the Licensee shall appoint a mutually acceptable new custodian on terms similar to those contained in this Agreement.


        11.3 If a new custodian is not appointed within 30 days of delivery of any notice issued by Escrow Agent in accordance with the provisions of Section 11.2, the Owner or the Licensee shall be entitled to request the President for the time being of the British Computer Society to appoint a suitable new custodian upon such terms and conditions as he shall require. Such appointment shall be final and binding on all parties.


        11.4 The Licensee may terminate this Agreement at any time by giving written notice to the Owner and Escrow Agent.


        11.5 The Owner may only terminate this Agreement with the written request of the Licensee.


        11.6 This Agreement shall terminate upon release of the Material to the Licensee in accordance with Section 6.


        11.7   Upon termination under the provisions of Sections 11.2, 11.4,
               11.5 or 11.6, Escrow Agent will deliver the Material to the Owner. IF Escrow Agent is unable to trace the Owner, Escrow Agent will destroy the Material.


        11.8 Upon termination under the provisions o Section 11.1 the Material will be available for collection by the Owner from Escrow Agent for 30 days from the date of termination. After such 30 day period Escrow Agent will destroy the Material.


        11.9 Escrow Agent may forthwith terminate this Agreement and destroy the Material if it is unable to trace the Owner having used all reasonable endeavours to do so.


12      GENERAL


        12.1 This Agreement shall be governed by and construed in accordance with the laws of England and Wales.


        12.2 This Agreement represents the whole agreement relating to the escrow arrangements between the parties for the Package and supersedes all prior arrangements, negotiations and undertakings.


        12.3 All notices to be given to the parties under this Agreement shall be deemed to have been duly given or made when delivered personally or 7 days after posting or if sent by facsimile, 12 hours after despatch to the party to which such notice is required to be given or made under this Agreement address to the principal place of business or for companies based in the UK, the registered office.

                                   SCHEDULE 1


                         MATERIAL: TECHNICAL INFORMATION


The source code of the Package known as [          ]

                                   SCHEDULE 2


                         MATERIAL: TECHNICAL INFORMATION


The Material shall be supplied with details of the following:


        1. Details of the deposit; full name and version details, number of media items, media type and density, file or archive format, list or retrieval commands, archive hardware and operating system details.


        2. Name and functionality of each module/application of the Material.


        3.     Names and versions of development tools etc.


        4. Documentation describing the procedures for building/compiling/executing/using the software (technical notes, user guides).


        5.     Hardcopy directory listings of the contents of the media.


        6. Name and contact details of employee(s) with knowledge of how to maintain and support the Material.

                                   SCHEDULE 3


                           CONFIDENTIALITY UNDERTAKING


This undertaking is given on release of the Material pursuant to an Escrow Agent dated [date] between:


(1)     ("the Owner");


(2)     ("the Licensee"); and


(3)     Escrow Agent


1. Definitions contained in the Escrow Agent will apply to this undertaking.


2. In consideration of Escrow Agent delivering the Materials to the Licensee, the Licensee undertakes with the Owner and Escrow Agent.


        2.1 to use the Material only for the purpose of understanding, maintaining, developing, enhancing and correcting the Package exclusively on behalf of the Licensee;


        2.2 not to use the Material for any other purpose nor disclose it to any person save such of its employees or contractors who need to know the same in order to understand, maintain, develop, enhance and correct the Package exclusively on behalf of the Licensee. ;


        2.3 to hold all media containing the Material in a safe and secure environment when not in use; and


        2.4 forthwith to destroy the same should the Licensee cease to be entitled to use the Package.



                                       1
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                                   SCHEDULE 4


                     ESCROW AGENT'S FEES (ST POUND STERLING)


1.      Initial Fee


2.      Annual Fee


        (payable on completion of this Agreement and on each anniversary thereafter)


1.      Update Fee


        (per update after the first 4 updates per annum)


1.      Storage Fee


        (per annum, per cubic foot payable if the source exceeds 1 cubic foot)


1.      Release Fee


        (plus Escrow Agent's reasonable expenses)


               (i)    All fees are subject to VAT where applicable(1)


               (ii)   All fees are reviewed by Escrow Agent from time to time


--------
(1) Only applicable to countries within the EU.

Signed on behalf of Exult, Inc.





Name:
     --------------------------------------------------------------


Position:                                    (Authorised Signatory)
          -------------------------------



Signed on behalf of BP Amoco plc



Name:
     --------------------------------------------------------------


Position:                                    (Authorised Signatory)
          -------------------------------



Signed on behalf of Escrow Agent




Name:
     --------------------------------------------------------------


Position:                                    (Authorised Signatory)
          -------------------------------



                                       1
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                               FRAMEWORK AGREEMENT


                                   SCHEDULE O


                            BPA POLICIES AND CONTROLS



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                                   SCHEDULE O

                            BPA POLICIES AND CONTROLS


1  PART 1

   The following Controls have been submitted to Exult in writing and Exult shall fulfil its obligation under this Agreement in accordance with such Controls.

   [***]*

2  PART 2

   The following Controls shall be reviewed and evaluated by BPA and Exult in accordance with this Agreement.


---------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


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[***]*



---------------
* Confidential treatment is requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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                               FRAMEWORK AGREEMENT


                                   SCHEDULE P


                         GLOBAL GOVERNANCE ARRANGEMENTS




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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

1. INTRODUCTION.............................................................. 1

2. GLOBAL GOVERNANCE PANEL................................................... 1

3. REGIONAL GOVERNANCE PANEL................................................. 2

4. COUNTRY REPRESENTATIVES................................................... 3

5. EXECUTIVE STEERING COMMITTEE.............................................. 4

6. REGIONAL STEERING COMMITTEES.............................................. 5

7. CONTRACT ADMINISTRATION DOCUMENTS......................................... 6


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                                   SCHEDULE P

                         GLOBAL GOVERNANCE ARRANGEMENTS

1. INTRODUCTION

   For the purposes of this Schedule, Exult shall mean Exult or the Exult Participating Affiliate where appropriate; BPA shall mean BPA or the BPA Participating Affiliate where appropriate.

2. GLOBAL GOVERNANCE PANEL

   2.1 As soon as reasonably practicable following the Commencement Date a Global Governance Panel will be established by the parties to focus primarily on global strategic issues. It is agreed that the Global Governance Panel should not be involved in day-to-day issues.

   2.2 The Global Governance Panel will be comprised of 4 voting members as follows:

        2.2.1 one Global Project Leader from each of Exult and BPA (who will also be members of the Executive Steering Committee); and

        2.2.2 one Global Commercial Contract Leader from each of Exult and BPA.

   2.3  The initial members of the Global Governance Panel are:

        BPA Global Project Leader

        Exult Global Project Leader

        BPA Global Commercial Contract Leader

        Exult Global Commercial Contract Leader

        Each party shall wherever reasonably practicable give the other 3 months written notice in the event it wishes to change its representatives on the Global Governance Panel.

   2.4 The Global Governance Panel shall be chaired alternately by a BPA representative and an Exult representative.

   2.5 The Global Governance Panel will meet no less than quarterly, and at other times as agreed between the parties. The meetings will be arranged to synchronise with those of the Regional Governance Panels and will take place approximately two weeks after meetings of the Regional Governance Panels.

   2.6 Voting will be on a unanimous basis and a full quorum will be required for voting purposes.

   2.7  The responsibilities of the Global Governance Panel will include:

        2.7.1 reviewing the overall performance of the parties' respective roles and responsibilities under this Agreement and of their respective Affiliates under the Country Agreements;

        2.7.2 reviewing significant recommendations and suggestions made by the Executive Steering Committee relating to the Services and/or this Agreement or any Country Agreement and initiate appropriate actions;


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        2.7.3 submitting quarterly performance review reports to the Executive
              Steering Committee for its guidance and recommendations;

        2.7.4 when referred to it by any of the Regional Governance Panels, considering and agreeing changes in accordance with the Change Control Management procedure;

        2.7.5 seeking to resolve any Dispute referred to it in accordance with the Dispute Resolution Procedure.

   2.8 The parties shall procure that the members of the Global Governance Panel shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

3. REGIONAL GOVERNANCE PANEL

   3.1 As soon as reasonably practicable at the time of contracting the first Country in a region a Regional Governance Panel will be established by the parties for that Region to focus primarily on regional strategic issues. It is agreed that the Regional Governance Panels should not be involved in day-to-day issues.

   3.2 Each Regional Governance Panel will be comprised of 4 voting members as follows:

        3.2.1 one Regional Project Leader from each of Exult and BPA; and

        3.2.2 one Regional Commercial Contract Leader from each of Exult and
              BPA.

   3.3 The Regional Governance Panel shall be chaired alternately by a BPA representative and an Exult representative.

   3.4 The Regional Governance Panel will meet monthly, and at other times as agreed between the parties. The meetings will be arranged to synchronise with those of the Global Governance Panel as appropriate and will take place approximately two weeks before the meetings of the Global Governance Panel.

   3.5 Voting will be on a unanimous basis and a full quorum will be required for voting purposes.

   3.6 The responsibilities and authorities of the Regional Governance Panel will be determined and delegated in each case by the Global Governance Panel and may include matters within the relevant Region such as:

        3.6.1 agreeing an efficient and effective Due Diligence Exercise in each relevant Country;

        3.6.2 managing the internal interfaces with the Participating Affiliates and the Exult Participating Affiliates in relation to the Framework Agreement and the relevant Country Agreements;

        3.6.3 addressing, co-ordinating and prioritising with issues affecting the provision of the Services to Participating Affiliates under the Country Agreements as referred to it by the Country Representatives;

        3.6.4 reviewing the overall performance of the parties' respective Affiliates under the relevant Country Agreements;

        3.6.5 reviewing significant recommendations and suggestions made by Regional Steering Committee relating to the Services and/or any relevant Country Agreements and initiate appropriate actions;


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        3.6.6  submitting quarterly performance review reports to the Regional
               Steering Committee for its guidance and recommendations;

        3.6.7 submit quarterly performance review reports to the Global Governance Panel;

        3.6.8 managing Change Requests outside the authority of the relevant Country Representative and otherwise in accordance with the Change Control Management procedure;

        3.6.9 seeking to resolve any Disputes referred to in accordance with the Dispute Resolution Procedure;

        3.6.10 referring matters outside its authority to the Global Governance Panel;

        3.6.11 identifying issues which may have an impact outside the relevant Region and referring these to the Global Governance Panel as required; and

        3.6.12 monitoring and reviewing the ongoing status of Third Party Contracts which are not Transferred to Exult Supplier.

   3.7 The parties shall procure that the members of the Regional Governance Panel shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

4. COUNTRY REPRESENTATIVES

   4.1 As soon as reasonably practicable following a Country Commencement Date, BPA and Exult shall procure that, the relevant Affiliates each appoint a Country Representative in respect of that Country.

   4.2 The Country Representatives will have day-to-day responsibility for managing the operation of the Country Agreement and supervising the co-operation and other matters between the parties.

   4.3 The responsibilities and authorities of each Country Representative will be determined and delegated in each case by the relevant Regional Governance Panel and may include matters such as:

        4.3.1 reviewing the overall performance of the parties' respective Affiliates under the relevant Country Agreement;

        4.3.2 interpretation of the Agreement;

        4.3.3 ensuring efficient flow of documentation under the Agreement;

        4.3.4 handling of Disputes within the authority of the Country Representative and referring others to the Regional Governance Panel in accordance with the Dispute Resolution Procedure;

        4.3.5 handling of Change Requests within the authority of the Country Representative and referring others to the Regional Governance Panel in accordance with the Change Control Procedure;

        4.3.6 submitting issues concerning the relationship between the parties to the Regional Steering Committee for its guidance and recommendations;

        4.3.7 submit [monthly/regular] performance review reports to the Regional Governance Panel;


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        4.3.8 generally dealing with any matter or issue arising out of or in connection with the Country Agreement within the delegated authority of, the Country Representative;

        4.3.9 identifying and referring matters outside the Country Representative authority to the Regional Governance Panel; and

        4.3.10 identifying issues which may have an impact outside the relevant Country and referring these to the Regional Governance Panel for their attention.

   4.4 The parties shall procure that the Country Representatives shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

5. EXECUTIVE STEERING COMMITTEE

   5.1 As soon as reasonably practicable following the Commencement Date an Executive Steering Committee will be established by the parties to focus primarily on global relationship issues. It is agreed that the Executive Steering Committee should not be involved in day-to-day issues.

        The Executive Steering Committee will be comprised as follows:

        For BPA:

        5.1.1 the Executive Steering Committee shall be chaired by a BPA Group representative;

        5.1.2 one Global Project Leader from BPA (who will also be a member of the Global Governance Panel);

        5.1.3 four business stream representatives; and

        5.1.4 one IT representative.

        For Exult:

        5.1.5 one Exult corporate executive representative;

        5.1.6 one Global Project Leader who will also be a member of the Global Governance Panel; and

        5.1.7 IT/e-commerce/services representation.

        Each party shall wherever reasonably practicable give the other 3 months written notice in the event it wishes to change its representatives on the Global Governance Panel.

   5.2 The Executive Steering Committee will meet quarterly, and at other times as agreed between the parties.

   5.3  The Executive Steering Committee shall be a non-voting body.

   5.4  The responsibilities of the Executive Steering Committee will include:

        5.4.1 reviewing the global relationship issues arising out of the Framework Agreement and the Country Agreements;

        5.4.2 reviewing significant recommendations and suggestions made by the Regional Steering Committee relating to issues affecting the relationships between the parties and relationships between the stakeholders;


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        5.4.3 reviewing performance and providing advice and guidance to the
              Global Governance Panel for Performance improvement and making recommendations directly to BPA and Exult on issues affecting the relationships between the parties and relationships between the stakeholders.

   5.5 The parties shall procure that the members of the Executive Steering Committee shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

6. REGIONAL STEERING COMMITTEES

   6.1 At the same time as a Regional Governance Panel is established a Regional Steering Committee will be established by the parties for that Region to focus primarily on issues effecting relationships between the parties and between the stakeholders in the relevant Region. It is agreed that the Regional Steering Committees should not be involved in day-to-day issues.

   6.2  The Regional Steering Committee will be comprised as follows:

        6.2.1 one member of the relevant Regional Governance Panel from each of Exult and BPA;

        6.2.2 two other appropriate representatives from Exult such as the IT manager, the Service Centre Manager or representatives from equivalent roles; and

        6.2.3 up to four other representatives from BPA.

   6.3 The Regional Steering Committees shall be chaired by a BPA representative.

   6.4 The Regional Steering Committees will meet quarterly or otherwise, at times as agreed between the parties and will be synchronised to precede the Executive Steering Committee meetings.

   6.5  The Regional Steering Committees shall be non-voting bodies.

   6.6 The responsibilities and authorities of the Regional Steering Committees will be determined and delegated in each case by the Executive Steering Committee and may include matters such as;

        6.6.1 reviewing the Regional relationship issues arising out of the Framework Agreement and of the relevant Country Agreements;

        6.6.2 reviewing significant recommendations and suggestions made by the Country Representatives relating to issues affecting the relationships between the parties and relationships between the stakeholders in the relevant Region;

        6.6.3 reviewing performance and providing advice and guidance to the Regional Governance Panel for performance improvement and making recommendations directly to the Executive Steering Committee on issues affecting the relationships between the parties [and relationships between the Stakeholders];

        6.6.4 submitting quarterly reviews to the Executive Steering Committee.

   6.7 The parties shall procure that the members of the Regional Steering Committees shall, at all times, act reasonably and in good faith having due regard to the interests of all parties.

7. CONTRACT ADMINISTRATION DOCUMENTS

   7.1 All contract administration documents shall be in English unless required otherwise by any law of a Country, in which case contract administration documents shall be prepared in both English and the language required by law of the relevant Country.

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                               FRAMEWORK AGREEMENT


                                   SCHEDULE Q


                                 DATA PROTECTION



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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1 DEFINITIONS...............................................................  1

2 PROCESSOR'S OBLIGATIONS AND WARRANTIES....................................  2

3 DATA EXPORT...............................................................  4

4 WARRANTY..................................................................  5

5 BPA'S OBLIGATIONS.........................................................  5



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                                   SCHEDULE Q

                                 DATA PROTECTION

                                     PART I

                           DATA PROCESSING OBLIGATIONS

1  DEFINITIONS

   For the purposes of this Schedule, the following terms shall have the following meanings:

   "AGREEMENT" means this Agreement and each Country Agreement;

   "APPROPRIATE TECHNICAL AND ORGANISATIONAL MEASURES" means such necessary measures that need to be taken in order to guarantee the security of the personal data and to avoid unauthorised, accidental or unlawful alteration, loss, disclosure, access to and processing of the personal data, taking account of the state of technology and the cost of their implementation, the nature of the personal data stored, and the risks posed by the processing whether they arise from human action or from physical or natural means. Specific regard shall be had to any relevant guidance, if any, provided by the Authority in each Country;

   "AUTHORITY" means the relevant data protection authority in the Country;

   "AUTOMATED DECISION" means a decision which produces legal effects or significantly affects a data subject and which is based solely on automated processing of data intended to evaluate certain personal aspects such as performance at work, creditworthiness, reliability and conduct etc;

   "BPA" means BPA and each BPA Participating Affiliate;

   "CLIENT PERSONAL DATA" means any personal data Processed by Exult Supplier for or on behalf of BPA in the context of the provision of the Services;

   "DATA SUBJECT" is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity from any personal data;

   "DIRECTIVES" means the European Union Directive entitled "Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data" and the European Union Directive entitled "Directive 97/66/EC concerning the processing of personal data and the protection of privacy in the telecommunications sector";

   "EXULT" means Exult and each Exult Participating Affiliate;

   "IMPLEMENTING LEGISLATION" means the legislation and any guidance, policy or recommendations providing by the Authority (if any) in the Country which implements the Directives;

   "PERSONAL DATA" means any information relating to an identified or identifiable natural person. For the purposes of this definition, an identifiable person is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity;

   "PROCESS" or "PROCESSING" means any operation or set of operations which is/are performed upon personal data, whether or not by automatic means, including collection, recording, organisation, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction;


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   "PURPOSES" means the purposes for which BPA personal data is to be Processed, as may be amended from time to time by the parties, and as currently set out in Schedule A (Scope of Services);

   "SENSITIVE DATA" means personal data revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade-union membership, or health or sex life;

   "THIRD COUNTRY" means any country outside the European Economic Area.

2  PROCESSOR'S OBLIGATIONS AND WARRANTIES

   2.1  GENERAL OBLIGATIONS

        Exult hereby agrees during the term of the Agreement:

        2.1.1 to act only solely on the instructions of BPA and in so doing to process BPA personal data on behalf of BPA solely for the Purposes;

        2.1.2 to process BPA personal data in accordance with the Directives and Implementing Legislation if the personal detail is subject to the Directives; and

        2.1.3 to process BPA personal data in accordance with the provisions of this Agreement.

   2.2  SPECIFIC OBLIGATIONS

        Without limiting the generality of Section 2.1, Exult shall;

        2.2.1 REGISTRATION AND AUTHORITY

              Ensure that it has the necessary legal authority for the purpose of processing BPA personal data for the Purposes in accordance with the terms of this Agreement;

        2.2.2 SECURITY

              Prior to any processing of BPA personal data:

              (i) put in place appropriate technical and organisational measures to protect BPA personal data (including suitable measures to protect Sensitive Data) against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access and against all other unlawful forms of processing;

              (ii) put in place adequate security programmes and procedures to ensure that unauthorised persons will not have access to the equipment used to process BPA personal data, and that any persons it authorises to have access to BPA personal data will respect and maintain the confidentiality and security of BPA personal data; and

              (iii) have reviewed and to continue to review its security programmes and procedures to ensure that they are adequate, having regard to industry good practice and the cost of their implementation at that time; and

              (iv) once processing has commenced in accordance with this Agreement, if at any time Exult becomes aware of any breach in security advise BPA forthwith of the nature and extent of the breach and shall take all necessary remedial action and shall indemnify BPA against all costs, damages or other losses arising out of such breach, except to the extent such loss results from BPA failing to perform its obligations in
                    Section 5 below.


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        2.2.3 ASSISTANCE AND ENQUIRIES

              (i) without limitation to the other provisions of this Agreement, take all reasonable steps to enable BPA to comply with its obligations under the Directives and relevant Implementing Legislation in relation to BPA personal data, promptly upon being notified of such steps by BPA;

              (ii) upon receiving any request for information or assistance in relation to BPA personal data, from BPA, the Authority, other regulatory body in which has jurisdiction or a data subject, Exult will promptly provide all relevant information to BPA or the Authority as requested by BPA;

              (iii) promptly appoint an individual (a "Data Protection Officer")
                    within its organisation authorised to respond to any enquiries made pursuant to this Section 2.2.3 or otherwise in relation to this Agreement and with such other roles, responsibilities and powers (if any) as may be required by the laws implementing the Directives in the jurisdiction of BPA and shall promptly notify the details of this individual to BPA.

        2.2.4 ENFORCEMENT

              Recognise and agree BPA employees may enforce against Exult any of their rights as Data Subjects under the Directives or Implementing Legislation in relation to the processing by Exult of the BPA personal data;

        2.2.5 DATA QUALITY

              Subject to Section 2.1.1 above, to, where necessary, maintain the accuracy of BPA personal data and keep it up to date. Exult shall comply with all instructions from BPA or any data subject to whom BPA personal data relates to rectify, delete and update any BPA personal data and, if so requested by BPA, shall notify in writing BPA and/or the data subject as appropriate within a reasonable time that it has done so.

        2.2.6 DATA EXPORT

              Not export from any Country within the European Economic Area any BPA personal data to any Third Country without BPA's prior written consent such consent not to be unreasonably withheld or delayed provided that BPA has given such consent in relation to the USA;

        2.2.7 ACCESS

              If the personal data is subject to the Directives, provide the data subject with the same rights of access, correction, blocking, suppression or deletion available to such individual in the relevant Countries which are subject to the Directives;

        2.2.8 DISCLOSURE

              (i) not to disclose, either free of charge or in return for payment, not even for its preservation, any BPA personal data to any other legal or natural person other than where BPA has given its prior written consent to such disclosure or where there is a legal obligation or there is a regulatory obligation or where Exult is responding to a request from the Authority or other authorial regulatory body, in which case BPA must, where this is permitted by law, be informed where practicable prior to such disclosure; and


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              (ii)  where BPA has consented to a disclosure in accordance with
                    2.2.6(i) above, BPA may require Exult to procure any disclosee to whom BPA personal data is disclosed pursuant to such clause to enter into an agreement for the protection of personal data in similar terms to this Agreement.

        2.2.9 RETENTION AND DESTRUCTION

              Keep BPA personal data in such form as shall permit the identification of data subjects for no longer than is necessary for the Purposes of providing the Services or as instructed by BPA;

        2.2.10 AUDIT

              Submit its facilities used to process personal data, data files and documentation needed for processing for auditing and/or certification by BPA (or other duly qualified auditors of inspection authorities not reasonably objected to by Exult and approved by BPA) on reasonable notice and at reasonable times to ascertain compliance with the obligations and warranties in this Schedule; and

        2.2.11 EMPLOYEE COMPLIANCE

              Ensure the compliance of its employees from time to time with the terms of this Schedule.

3  DATA EXPORT

   3.1  If BPA consents to the export of BPA personal data in accordance with
        Section 2.2.6 of this Schedule and if the personal data is subject to the Directives it shall ensure that the party to whom BPA personal data is exported shall:

        3.1.1 process BPA personal data in accordance with any industry or other codes of practice to which it subscribes and in accordance with the data protection principles set out in the Directive, including without limitation the principles in Article 6 of the Directive relating to data quality and Article 17 of the Directive relating to security;

        3.1.2 provide the data subject with the same rights of access, correction, blocking, suppression or deletion available to such individual Countries in which the personal data is subject to the Directives;

        3.1.3 process BPA personal data purposes of and to the extent required to provide the Services;

        3.1.4 maintain the accuracy of the data and keep it up to date;

        3.1.5 comply with all instructions from BPA to rectify, delete and update any personal data and confirm to BPA within a reasonable time that it has done so;

        3.1.6 appoint, and identify to BPA and, if requested by BPA to the Authority, an individual within its organisation authorised to respond to enquiries from the Authority or a data subject concerning its processing of his or her personal data;


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4  WARRANTY

   Exult warrants that it will process BPA personal data only:

   4.1  for the purposes of and to the extent required to provide the Services;

   4.2 to the extent they are applicable, in accordance with the Directives and the provisions of the Implementing Legislation; and

   4.3  in accordance with the provisions of this Agreement.

5  BPA'S OBLIGATIONS

   5.1  BPA warrants that:

        5.1.1 it will obtain the written consent of all Data Subjects whose personal data may be processed by Exult as part of the Services under this Agreement;

        5.1.2 it will indemnify and hold harmless Exult against all costs, damages or other losses caused by any inaccuracy in the personal data which BPA provides to Exult and which results in Exult having any enforcement proceedings taken by BPA employees and/or Authorities;

        5.1.3 it shall ensure that it is permitted under its registrations with the Authorities in all Countries to transfer personal data to third party suppliers such as Exult;

        5.1.4 it will co-operate with Exult to ensure that all personal data is accurate and that the Directives and Implementing Legislation are complied with in the applicable Countries.


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FA Sch. Q                                 5                                Exult
Final